As filed with the Securities and Exchange Commission on April 20, 2017
File No. 333-119417
811-08584
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-4
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933
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PRE-EFFECTIVE AMENDMENT NO.	/ /
POST-EFFECTIVE AMENDMENT NO. 22	/X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 308	/X/

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT THREE

(Exact Name of Registrant)

HARTFORD LIFE INSURANCE COMPANY

(Name of Depositor)

P.O. BOX 2999
HARTFORD, CT 06104-2999

(Address of Depositor's Principal Offices)

(860) 547-4390

(Depositor's Telephone Number, Including Area Code)

LISA PROCH
HARTFORD LIFE INSURANCE COMPANY
P.O. BOX 2999
HARTFORD, CT 06104-2999

(Name and Address of Agent for Service)
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APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.
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It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b) of Rule 485
/X/	on May 1, 2017 pursuant to paragraph (b) of Rule 485
/ /	60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /	on pursuant to paragraph (a)(1) of Rule 485
/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

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PART A

THE DIRECTOR M OUTLOOK
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT THREE (EST. 6/22/94)
HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT THREE (EST. 6/22/94)
P.O. BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (REGISTERED REPRESENTATIVES)
www.thehartford.com/annuities

*This product was previously sold under various marketing names depending on which distribution partner sold the product and/or when the product was sold. These marketing names include: Director M Outlook, Director M Platinum Outlook, AmSouth Variable Annuity M Outlook, The Director M Select Outlook, The Huntington Director M Outlook, First Horizon Director M Outlook, Wells Fargo Director M Outlook, and Classic Director M Outlook. The variable annuity products described in this prospectus are no longer for sale. In 2013, We announced that The Hartford would no longer be selling or issuing annuity products and part of the company’s long-term strategy is to reduce the liabilities associated with the in-force annuity block of contracts. However, we continue to administer the in-force annuity contracts. This variable annuity prospectus describes a contract between each Owner and joint Owner (“you”) and Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company (“us,” “we” or “our”). You should read the terms of your contract, including any riders, as your contract contains the specific terms of the benefits, limitations, restrictions, costs and obligations regarding your annuity. This is an individual, deferred, flexible-premium variable annuity. This variable annuity allows you to allocate your Premium Payment among the following portfolio companies:

✓	AIM Variable Insurance Funds	✓	Oppenheimer Variable Account Funds

✓	AllianceBernstein L.P.	✓	Putnam Investments, LLC

✓	Fidelity Investments	✓	The Universal Institutional Funds, Inc.

✓	Hartford HLS Funds	✓	Huntington Funds

✓	Hartford Investment Management Company	✓	Pioneer Variable Contracts Trust

✓	Lord, Abbett & Co. LLC	✓	Wells Fargo Funds Management, LLC
Please see Appendix A for additional information. There may be contract and/or rider variations due to requirements under state law. See your contract and riders for the provisions appropriate to you.
Please read this prospectus carefully and keep it for your records and for future reference. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission (“SEC” or “Commission”). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn’t approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax adviser. This product is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PROSPECTUS DATED: MAY 1, 2017 STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2017

1. Highlights
a. Overview
This Contract and all features are closed to new investors.
This is a deferred, flexible-premium variable annuity. A deferred variable annuity has an accumulation phase and a payout phase. You make investments during the accumulation phase. The value of your investments is used to set your benefits. At the end of the accumulation phase, we use that accumulated value to set the payments that we make during the payout phase. Generally speaking, the longer the accumulation phase, the greater your Contract Value will be for setting your benefits and annuity payouts.
This variable annuity provides:

✓	Different investment options. (Sections 3, 5(a) & Appendix A)
✓	Tax-free transfers among investment options. (Sections 5(a), Appendix Tax)
✓	Tax deferral on your investments until you withdraw your money (subject to possible IRS penalty). (Sections 5(c), Appendix Tax)
✓	Several optional living benefits that provide guaranteed withdrawals over a fixed or an indeterminate time period. (Sections 2 & 7)
✓	Annuity Payouts over a fixed or an indeterminate time period. (Section 5(d))
✓	Different Death Benefits. (Sections 2, 5(e), 6, 7(b) & 7(c))
b. Optional Features Previously Available

Optional Feature	General Purpose
MAV/MAV Plus*	Guaranteed Minimum Death Benefit that ratchets up based on performance
The Hartford’s Principal First*	Guaranteed Minimum Withdrawal Benefit with periodic step-up rights
The Hartford’s Principal First Preferred*	Guaranteed Minimum Withdrawal Benefit
The Hartford’s Lifetime Income Builder Selects*	Guaranteed Minimum Lifetime Withdrawal Benefit (aka Lifetime Withdrawal Feature) with limited annual step-up rights
The Hartford’s Lifetime Income Builder Portfolios*	Guaranteed Minimum Lifetime Withdrawal Benefit (aka Lifetime Withdrawal Feature) with full annual step-up rights
The Hartford’s Lifetime Income Builder*	Guaranteed Minimum Lifetime Withdrawal Benefit
The Hartford’s Lifetime Income Builder II*	Guaranteed Minimum Lifetime Withdrawal Benefit with limited annual step-up rights
The Hartford’s Lifetime Income Foundation*	Guaranteed Minimum Lifetime Withdrawal Benefit
* No longer available for sale.
Partial Surrenders taken prior to the Lifetime Eligibility Date or in excess of the available Lifetime Benefit Payment will reduce the Guaranteed Minimum Death Benefit by an amount greater than the amount withdrawn as a result of a proportionate reduction.
Optional features are subject to restrictions that may limit or eliminate the availability of these benefits. Optional features selected are identified on your application and Contract. Not every optional feature was available from your Financial Intermediary and may be subject to additional restrictions. For more information, see Section 6, 7 and Appendices B and C.
c. Investment Options (Sections 3, 5(a) & Appendices II & A)
You may invest in:

✓	Funds with different investment strategies, objectives and risk/reward profiles.
✓	In certain circumstances, you were able to invest in a Fixed Accumulation Feature. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.

d. Charges and Fees (Sections 2, 5(b), 5(c) & Appendices II & A)
You will pay the following types of fees:

✓	Sales charges (varies by Contract version)
✓	Contract expenses (varies by Contract version)
✓	Optional rider fees (if selected)
✓	Fund expenses
Here are a few suggestions that might make it easier for you to use this prospectus:

✓
We use a lot of defined terms to describe how this variable annuity works. These terms are capitalized and described in the Definition section (section 8(a)). Unavoidably, we sometimes interchangeably use different terms that essentially mean the same thing (for instance, this variable annuity is also called a “Contract”).

✓
We include cross references to other sections to help describe certain aspects of this variable annuity in more detail. For example, we may describe an optional benefit in section 7 but examples of how it works are in Appendix I.

✓
Know what kind of variable annuity you purchased. We have noted what type of variable annuity (and in some instances, what series of variable annuity) this is on the cover page of this prospectus. This information will also appear in your Contract.

✓
 The format and tables provided are designed to help you compare features. We have used a consistent question and answer format in sections 6 and 7 to make it easier to compare optional benefits. Appendix A is designed to compare and contrast different variations of this variable annuity.

f. Commissions for selling this variable annuity (Section 8(f) & Appendix A)
We paid a commission for selling this variable annuity and even though this product is no longer available for new sales, commissions may continue to be paid for past sales. Commissions vary based on a variety of factors such as whether they are paid up front or over time, the type of variable annuity sold and your age.
Surrender Offers
In 2013 and 2014 we made an Enhanced Surrender Value offers (“Offers”) to certain Contract Owners. The Offers provided you the option to fully surrender your Contract in return for an enhanced surrender value. The Offers are no longer available. We may make additional offers in the future that may be similar to the Offers or may be different than the Offers. We will notify you in writing if additional offers are available.
Can I defer my Annuity Commencement Date?
If you are eligible, you may elect a one-time deferral of your Annuity Commencement Date. To elect this option we must receive at our Administrative Office the Annuity Commencement Date Deferral Option Request Form In Good Order during the Election Period. The Election Period begins when we send you the Annuity Commencement Date Deferral Option rider and ends on your Annuity Commencement Date. The Annuity Commencement Date Deferral Option rider will become effective on the Annuity Commencement Date. For more information, please see the section titled Annuity Commencement Date Deferral Option .

2. Synopsis
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering your variable annuity. The first table describes the fees and expenses that you will pay at the time that you buy or Surrender this variable annuity. State premium taxes may also be deducted.
Contract Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
$0 - $49,999	0%
$50,000 - $99,999	0%
$100,000 - $249,999	0%
$250,000 - $499,999	0%
$500,000 - $999,999	0%
$1,000,000+	0%
Contingent Deferred Sales Charge* (as a percentage of Premium Payments) First Year	7%
Second Year	6%
Third Year	5%
Fourth Year	4%
Fifth Year	0%
Sixth Year	0%
Seventh Year	0%
Eighth Year	0%
Ninth Year	0%
Surrender Fee (as a percentage of amount Surrendered, if applicable)	None
Exchange Fee	None
* Each Premium Payment has its own Contingent Deferred Sales Charge schedule.
Contract Owner Periodic Expenses
The next table describes the fees and expenses that you will pay periodically and on a daily basis (except as noted) during the time that you own this variable annuity, not including Fund fees and expenses.

Annual Maintenance Fee (1)	$30
Separate Account Annual Expenses (as a percentage of average daily Account Value) Mortality and Expense Risk Charge	1.40%
Administrative Charge	0.20%
Total Separate Account Annual Expenses	1.60%
Maximum Optional Charges (as a percentage of average daily Account Value) The Hartford’s Principal First Preferred Charge (5)	0.20%
The Hartford’s Principal First Charge (2)(5)	0.75%
MAV/MAV Plus Charge	0.30%
Total Separate Account Annual Expenses with optional benefit separate account charges	2.65%
Maximum Optional Charges (3) (as a percentage of Benefit Amount or Payment Base(4))
The Hartford’s Lifetime Income Foundation (5)	0.30%
The Hartford’s Lifetime Income Builder II Charge (2)(5)	0.75%
The Hartford’s Lifetime Income Builder Charge (2)(5)	0.75%
The Hartford’s Lifetime Income Builder Selects (2)(3)(5) Single Life Option Charge	1.50%
Joint/Spousal Life Option Charge	1.50%

The Hartford’s Lifetime Income Builder Portfolios (2)(3)(5) Single Life Option Charge	1.50%
Joint/Spousal Life Option Charge	1.50%

(1)	Fee waived if Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract.

(2)
Current rider charges are: The Hartford’s Lifetime Income Builder - 0.75%; The Hartford’s Lifetime Income Builder II - 0.75%; The Hartford’s Principal First - 0.75%: Current charges for The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios (Single and Joint/Spousal Options) are 1.50%. Your rider charge may be lower if you chose to decline a rider fee increase.

(3)	Charge deducted on each Contract Anniversary and when you fully Surrender your Contract.

(4)	See “Does the Benefit Amount/Payment Base change under this rider?” in Section 6 for a description of the terms “Benefit Amount” and “Payment Base.”

(5)	You may not own more than one of these optional riders at the same time.
The next item shows the minimum and maximum Total Annual Fund Operating Expenses charged by the Funds that you may pay on a daily basis during the time that you own this variable annuity. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund
The next item shows the minimum and maximum total fund operating expenses charged by the Funds that you may pay on a daily basis during the time that you own this variable annuity. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

The Director M Outlook	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.31%	1.56%

Director M Platinum Outlook	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.31%	1.56%

AmSouth VA M Outlook	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.31%	1.56%

The Director M Select Outlook	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.31%	1.56%

Huntington Director M Outlook	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.31%	2.28%

Wells Fargo Director M Outlook	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.31%	1.56%

Classic Director M Outlook	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.38%	1.56%

EXAMPLE
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities.
Let’s say, hypothetically, that your annual investment return is 5% and that your fees and expenses today were as high as possible.
The example illustrates the effect of fees and expenses that you could incur (other than taxes). Your actual fees and expenses may vary. For every $10,000 invested, here’s how much you would pay under each of the three scenarios posed:
Director M Outlook, First Horizon Director M Outlook, Director M Platinum Outlook, The Director M Select Outlook, Wells Fargo Director M Outlook, Classic Director M Outlook:

(1)	If you Surrender your Contract at the end of the applicable time period:

1 year	$1,175
3 years	$2,059
5 years	$2,671
10 years	$5,307

(2)	If you annuitize at the end of the applicable time period:

1 year	$355
3 years	$1,424
5 years	$2,489
10 years	$5,125

(3)	If you do not Surrender your Contract:

1 year	$537
3 years	$1,607
5 years	$2,671
10 years	$5,307

AmSouth VA M Outlook:

(1)	If you Surrender your Contract at the end of the applicable time period:

1 year	$1,100
3 years	$1,849
5 years	$2,324
10 years	$4,691

(2)	If you annuitize at the end of the applicable time period:

1 year	$355
3 years	$1,282
5 years	$2,216
10 years	$4,582

(3)	If you do not Surrender your Contract:

1 year	$462
3 years	$1,390
5 years	$2,324
10 years	$4,691

Huntington Director M Outlook:

(1)	If you Surrender your Contract at the end of the applicable time period:

1 year	$1,242
3 years	$2,256
5 years	$3,000
10 years	$5,880

(2)	If you annuitize at the end of the applicable time period:

1 year	$428
3 years	$1,633
5 years	$2,819
10 years	$5,699

(3)	If you do not Surrender your Contract:

1 year	$610
3 years	$1,814
5 years	$3,000
10 years	$5,880

Condensed Financial Information
When Premium Payments (and any applicable Payment Enhancements) are credited to your Funds, they are converted into Accumulation Units by dividing the amount of your Premium Payments (and any applicable Payment Enhancements), minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see Section 5(a). Please refer to Appendix II for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us.
Available Information
We provide information about our financial strength in reports filed with the SEC and state insurance departments. For example, we file annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above.
You may read or copy these reports at the SEC’s Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.thehartford.com/annuities or visiting at the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.

3. General Information
The Company
We are a stock life insurance company. Hartford Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Hartford Life and Annuity Insurance Company is authorized to do business in all states of the United States except New York, the District of Columbia and Puerto Rico. Hartford Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Hartford, Connecticut. Not all Contracts were available from each issuing company. Neither company cross guarantees the obligations of the other. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.
The General Account
The Fixed Accumulation Feature are part of our General Account. Any amounts that we are obligated to pay under the Fixed Accumulation Feature and any other payment obligation we undertake under the Contract are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
The Separate Account
We set aside and invest the assets of some of our annuity contracts, including this Contract, in a Separate Account. These Separate Accounts are registered as a unit investment trust under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. Separate Accounts meet the definition of “Separate Account” under federal securities law. The Separate Accounts referenced in this prospectus hold only assets for variable annuity contracts. These Separate Accounts:

•	Hold assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

•
Are not subject to the liabilities arising out of any other business we may conduct. The General Account is subject to the Company’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.

•	Are not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts.

•	May be subject to liabilities from a Sub-Account of a Separate Account that holds assets of other variable annuity contracts offered by a Separate Account, which are not described in this prospectus.

•	Are credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.
We do not guarantee the investment results of any Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.
The Funds
At the time you purchased your Contract, you allocated your Premium Payments to Sub-Accounts. These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you can buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution fees and operating expenses. "Master-feeder" or "fund of funds" ("feeder funds") invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Please contact us to obtain a copy of the prospectuses for each Fund (or for any feeder funds). You should read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes. Please see Appendix A for more information.
Mixed and Shared Funding — Fund shares may be sold to our other separate accounts, our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as “mixed and shared funding.” As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and other contract owners investing these Funds. If a material conflict arose, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•	Notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted.

•	Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

•	Arrange for the handling and tallying of proxies received from Contract Owners.

•	Vote all Fund shares attributable to your Contract according to timely instructions received from you, and

•	Vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the underlying funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Contract Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments We Receive from Funds and related parties — We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as “revenue sharing” payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds on the overall menu make payments to Hartford or an affiliate. We receive these payments and fees under agreements between us and a Fund’s principal underwriter transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under distribution and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. Hartford expects to make a profit on the amount of the fees and payments that exceed Hartford’s own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2016, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership,

The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the HLS Funds) and HIMCO VIT Funds, based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by Hartford varies by Fund and Hartford may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2015, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $75 from that Fund). For the fiscal year ended December 31, 2016, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $53.5 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
Fixed Accumulation Feature
As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in Massachusetts. Any Contract Value currently invested in the Fixed Accumulation Feature may remain.
Important Information You Should Know: This portion of the prospectus relating to the Fixed Accumulation Feature is not registered under the 1933 Act and the Fixed Accumulation Feature is not registered as an investment company under the 1940 Act. The Fixed Accumulation Feature or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosure regarding the Fixed Accumulation Feature. The following disclosure about the Fixed Accumulation Feature may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Fixed Accumulation Feature is not offered in all Contracts and is not available in all states.
Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account. Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.
We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State’s minimum non-forfeiture requirements. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments, regulatory and tax requirements, and competitive factors.
We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a “first-in first-out” basis.
Important: Any interest credited to amounts you allocate to the Fixed Accumulation Feature in excess of the minimum guaranteed interest rate will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Accumulation Feature may not exceed the minimum guaranteed interest rate for any given year. The Fixed Accumulation Feature interest rates may vary by State. While we do not charge a separate fee for investing in the Fixed Accumulation Feature, our expenses associated with offering this feature are factored into the Fixed Accumulation Feature.
From time to time, we may credit increased interest rates under certain programs established in our sole discretion.
4. Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account’s inception or the Sub-Account’s inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge (CDSC), and Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.
The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for CDSC or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.
If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the Fund less the recurring charges at the Separate Account level.
A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.
5. The Contract
a. Purchases and Contract Value
Who could buy this Contract?
This Contract is no longer available for sale. The Contract is an individual or group tax-deferred variable annuity Contract. It was designed for retirement planning purposes and was available for purchase by any individual, group or trust, including:

•	Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

•
Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code. We no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts or additional Premium Payments into any individual annuity contract funded through a 403(b) plan;

•	Individual Retirement Annuities adopted according to Section 408 of the Code;

•	Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

•	Certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts were able to purchase Contracts that were not part of a tax qualified retirement plan. These are known as non-qualified Contracts.
If you purchased the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
Refer to Appendix A for more information about the different forms of contracts we offered.
How was this Contract Purchased?
The Contract was only available for purchase through a Financial Intermediary.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
We will not accept Premium Payments in the aggregate of $1 million or more unless we provide prior approval. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your Premium Payment:

•	if total Premium Payments aggregated by social security number or taxpayer identification number equal $1 million or more; and

•	for all applications where the Owner or joint Owner are non-resident aliens.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state and may result in you not receiving important notices about your Contract.
Description of the Right to Cancel provision you had when you Purchased your Contract
If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Day we receive your request to cancel and will refund any sales or Contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.
If you cancel a Plus Contract, we will recapture any Payment Enhancements we previously credited to your Contract, and you will assume the risk of any investment loss on those Payment Enhancements.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
How are Premium Payments applied to your Contract?
If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Premium Payments based on your last instructions on record. We will send you a confirmation when we invest your Premium Payments.
How is the value of your Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of the value of the Fixed Accumulation Feature, if applicable, and all Funds. There are two things that affect your Contract Value: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.
When Premium Payments are credited to your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

•	The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced

•	The net asset value per share of each Fund at the end of the prior Valuation Day; reduced by

•
Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, divided by the number of days in the year multiplied by the number of days in the Valuation period.

We will send you a statement at least annually.
What other ways can you invest?
You may enroll in the following features (sometimes called a “Program”) for no additional fee. Not all Programs are available with all Contract variations.
InvestEase
This electronic funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund.
Static Asset Allocation Models
This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories. Please see Appendix E for models that are available to you.
If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.
You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.
You may be required to invest in an acceptable asset allocation model as a condition for electing and maintaining certain guaranteed minimum withdrawal benefits.
Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain guaranteed minimum withdrawal benefits.
We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to What Restrictions Are There on your Ability to Make a Sub-Account Transfer? for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Registered Representative. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

•	Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

•	Dollar Cost Averaging
We offer two dollar cost averaging programs:

•	Fixed Amount DCA

•	Earnings/Interest DCA
Fixed Amount DCA - This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into a different Fund. This program begins approximately 15 days following the next monthly Contract Anniversary from the day the enrollment requested is established unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Earnings/Interest DCA - This feature allows you to regularly transfer (monthly or quarterly) the interest earned from your investment in the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into another Fund. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Automatic Income Program
This systematic withdrawal feature allows you to make partial Surrenders up to 10% of your total Premium Payments each Contract Year without a Contingent Deferred Sales Charge. You can designate the Funds to be surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The minimum amount of each Surrender is $100. Amounts taken under this program will count towards the Annual Withdrawal Amount, and if received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may satisfy Code Section 72(t)/(q) requirements by enrolling in this program. Your level of participation in this program may result in your exceeding permissible withdrawal limits under certain optional withdrawal riders.
Other Program considerations

•	You may terminate your enrollment in any Program at any time.

•	We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

•	any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or

•	any Fund is liquidated - then your allocations will be directed to any available money market Fund (subject to applicable law).
You may always provide us with updated instructions following any of these events.

•
Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

•
We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you. Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you.

Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular fund, see that Fund’s prospectus.

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Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.

•	These Programs may be adversely affected by Fund trading policies.
Can you transfer from one Fund to another?
During those phases of your Contract when transfers are permissible, you may make transfers between Funds according to the following policies and procedures, as they may be amended from time to time. In addition, there may be Investment Restrictions applicable to your Contract in conjunction with certain riders as described in this prospectus.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer”, however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution, or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.

Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.
In certain circumstances, Fund abusive trading policies do not apply or may be limited. For instance:

•	Certain types of financial intermediaries may not be required to provide us with shareholder information.

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“Excepted funds” such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

•	A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

•
Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of “dollar cost averaging” programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

Possibility of Undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

•	Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•	Certain forms of variable annuities and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

•
These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

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In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (“Participants”) or enforce the Transfer Rule because we do not keep Participants’ account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

Fixed Accumulation Feature Transfers — If applicable, during each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:

•
30% of the Contract Value in the Fixed Accumulation Feature as of the last Contract Anniversary or Contract issue date or the largest sum of your prior transfers. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. These restrictions also apply to systematic transfers except for certain programs specified by us; or

•	An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.
We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs.
If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.
We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to 6 months from the date of your request.
As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Values in the Fixed Accumulation Feature to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
If you elect the Deferral Option, at least 80% of your Contract Value must be invested in Sub-Accounts on the original Annuity Commencement Date. That is, no more than 20% of the Contract Value may be allocated to the Fixed Accumulation Feature on the original Annuity Commencement Date. Any amount over 20% of Contract Value allocated to the Fixed Accumulation Feature on the original Annuity Commencement Date will be moved out of the Fixed Accumulation Feature via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Request Form. Any existing restriction on the maximum amount transferable from the Fixed Accumulation Feature during any Contract Year will be waived on and after the original Annuity Commencement Date. The Contract Value is calculated on the Valuation Day immediately before the transfer.
Telephone and Internet Transfers — Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgment we return to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should contact us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Registered Representative. Any oral communication should be reconfirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the end of the Valuation Day you made the transfer request.
We, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney — You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.
b. Charges and Fees
Mortality and Expense Risk Charge
We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.
The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

•	Mortality Risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

•
Expense Risk - We also bear an expense risk that the CDSCs, if applicable, and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.
Annual Maintenance Fee
The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and your Account. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam Hartford line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.
Administrative Charge
We apply a daily administration charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Sales Charges
We offer three contract variations that have a CDSC (these forms of contract are called “Outlook”, “Plus” and our base contract (which does not have a separate marketing name but is sometimes referred to in this prospectus as the “Core” version)), one contract version has a front end sales charge (called “Edge”) and one contract version has no sales charge (called “Access”). These types of charges (and any available reductions or waivers) are described in Section 2.
Charges Against the Funds
Annual Fund Operating Expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectuses.
Charges if you Elect the Annuity Commencement Date Deferral Option
If you elect the Deferral Option, then upon the original Annuity Commencement Date, The Hartford's Principal First and The Hartford's Principal First Preferred riders as well as all other living benefits and optional death benefits are terminated and the associated rider charges will no longer be assessed.
Other disclosure specific to Invesco V.I. Government Money Market Fund

The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940. Further detail regarding these changes is set forth in the fund's prospectus.
Reduced Fees and Charges
We may offer, in our discretion, reduced fees and charges including, but not limited to, CDSCs, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.
Please see “Synopsis” for a description of charges and fees.
c. Surrenders
What kinds of Surrenders are available?
Before the Annuity Commencement Date:
Full Surrenders - When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, CDSCs, a prorated portion of optional benefit charges, if applicable and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
See the prospectus supplement dated May 1, 2014 for a description of an Enhanced Surrender Value Offer (2014) available for a limited time to certain Contract Owners. The Enhanced Surrender Value Offer made to certain Contract Owners beginning in January 2013 terminated on February 28, 2014.
Partial Surrenders - You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable CDSC. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the Annual Withdrawal Amount allowed and the Contingent Deferred Sales Charge will not be assessed against such amounts. Surrender of Contract Values in excess of the Annual Withdrawal Amount and additional surrenders made in any Contract Year will be subject to the Contingent Deferred Sales Charge. You can ask us to deduct the CDSC from the amount you are Surrendering or from your remaining Contract Value. If we deduct the CDSC from your remaining Contract Value, that amount will also be subject to CDSC. This is our default option.
Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 8 (State Variations) for additional details.
There are several restrictions on partial Surrenders before the Annuity Commencement Date:

•	The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

•
After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after a Surrender.

Your resulting standard Death Benefit will be reduced proportionately if you Surrender the majority of your Contract Value. See sections 6 and 7 for information regarding the impact of Surrenders to Death Benefits and optional benefits.
Under certain circumstances Hartford had permitted certain Contract Owners to reinstate their Contracts when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to Hartford. As of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either full or Partial).
After the Annuity Commencement Date:
Full Surrenders - You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable CDSCs. The Commuted Value is determined on the day we receive your written request for Surrender.
Partial Surrenders - Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the “Period Certain” for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.
Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 8 (State Variations) for additional details.
To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.

We will deduct any applicable CDSCs.
If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.
These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.
Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.
Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions.  The Fund’s board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940.  Further detail is set forth in the Fund’s prospectus.
How do you request a Surrender?
See the prospectus supplement dated May 1, 2014 for a description of an Enhanced Surrender Value Offer (2014) for certain Contract Owners.
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing, by telephone or via the internet. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.
We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:

•	the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

•	your tax withholding amount or percentage, if any, and

•	your disbursement instructions, including your mailing address.
You may submit this form via mail or fax.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.
If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.
Telephone or Internet Requests — To request a partial Surrender by telephone or internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or internet Surrenders.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone and/or internet redemptions at any time.
Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.

What should be considered about taxes?
There are certain tax consequences associated with Surrenders. If you make a Surrender prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. Consult your personal tax adviser to determine whether a Surrender is permissible, with or without federal income tax penalty.
More than one Contract issued in the same calendar year - If you own more than one Contract issued by us or our affiliates in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.
Internal Revenue Code section 403(b) annuities - As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59½, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59½ ). Distributions prior to age 59½ due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.
We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.
Annuity Commencement Date Deferral Option (“Deferral Option”)
Effective February 11, 2017, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined below. If you elect the Deferral Option, you may defer your Annuity Commencement Date to the Annuitant’s 100 th birthday.
We will notify you prior to your Annuity Commencement Date of the options available to you at your Annuity Commencement Date. During the Election Period, which begins when we send you the Deferral Option rider and ends on your Annuity Commencement Date (“Election Period”), and which will begin at least ninety days before your Annuity Commencement Date, you may choose any of the available options.
The Hartford may withdraw the Deferral Option at any time.
If one of the options available at that time is the Deferral Option and the following conditions are met during the entirety of the Election Period, you may elect the Deferral Option:

•	You own one or more eligible contracts issued by Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company

•
The Deferral Option is not available if you have elected any of the following living benefit riders: The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder Portfolios, The Hartford’s Lifetime Income Builder Selects;

•	You have not elected the Deferral Option previously;

•	Your beneficiaries have not elected a death benefit settlement option;

•	You are within 90 days of your Annuity Commencement Date and you are at least 90 years old on your Annuity Commencement Date;

•	The state in which your Contract was issued has approved the Deferral Option rider;

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We must receive your signed Annuity Commencement Date Deferral Option Request Form in Good Order at our Administrative Office to elect the Deferral Option. We must receive the Annuity Commencement Date Deferral Option Request Form on any Valuation Day up to and including the Annuity Commencement Date, provided we receive it no later than 4:00 p.m. Eastern Time or, if earlier, the close of the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date falls on a non-Valuation Day we must receive it by the prior Valuation Day;

•	You must not be beyond your Annuity Commencement Date or have annuitized your Contract;

•	You must be a customer of a Financial Intermediary in accordance with our records;

•	The Contract is not owned by a Charitable Remainder Trust (The Annuity Commencement Date of these contracts is the Annuitant's 100th birthday); and

•	During the Election Period, we have not received a request to process additional Premium Payments through a 1035 exchange, direct transfer or direct rollover.
While we have described the Deferral Option, this does not signify that your state has approved the Deferral Option rider and does not mean that the Deferral Option will be available in the future even if the rider has been approved by your state. Approval by your state is not an endorsement by that state of the Deferral Option.
As you approach your Annuity Commencement Date if you have questions about whether or not this option is available in your state, please call us at 1-800-862-6668.

If you are eligible for the Deferral Option and if you properly elect the Deferral Option, the following changes to your contract will occur on your Annuity Commencement Date:

•	Your Annuity Commencement Date will be deferred to the Annuitant’s 100 th birthday ("the Deferred Annuity Commencement Date");

•	All living benefit riders and all optional Death Benefit riders and their associated fees will terminate. No previously paid fees will be refunded. Specifically:

•
The Death Benefit described in your Contract and any optional Death Benefits will be terminated and the new Death Benefit will be the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the Death Benefit amount will be subject to market fluctuations;

•	All optional Death Benefit rider charges will no longer be assessed;

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The Hartford’s Principal First and The Hartford’s Principal First Preferred riders including any guaranteed income benefit, death benefit settlement option and any annuitization option under these riders (i) will be terminated in their entirety; (ii) the charge for these riders will no longer be assessed; and (iii) your contract will then be subject to the contract minimum rules. If you are receiving Automatic Income Payments under The Hartford’s Principal First or The Hartford’s Principal First Preferred riders, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your contract and pay the full Surrender Value. The contract minimum is generally $500, but varies by state and may be charged in the future in our sole discretion, with notice to you. The minimum may be obtained by calling us at 1-800-862-6668;

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At least 80% of your Contract Value must be invested in Sub-Accounts. That is, no more than 20% of your Contract Value may be allocated to the Fixed Accumulation Feature. Any amount over 20% of Contract Value allocated to the Fixed Accumulation Feature on the Annuity Commencement Date will be moved out of the Fixed Accumulation Feature via a Dollar Cost Averaging program with a duration of six months or less according to the instructions that you provide to us on the Annuity Commencement Date Deferral Option Request Form. Any existing restriction on the maximum amount transferable from the Fixed Accumulation Feature during any Contract Year will be waived on and after the Annuity Commencement Date. The Contract Value is calculated on the Valuation Day immediately before the transfer;

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Similarly, if there is a Dollar Cost Averaging Program already established from the Fixed Accumulation Feature it will be terminated. You may begin a new Dollar Cost Averaging Program by contacting us after the Annuity Commencement Date;

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The default annuitization option for Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain. The default annuitization option for non-Qualified Contracts is the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten year period certain. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date;

•	If you elect the Deferral Option, premium taxes, if not previously deducted, will be deducted on your Deferred Annuity Commencement Date and not on your Annuity Commencement Date; and

•	If you choose the Deferral Option, full and partial Surrenders may be made up to the Deferred Annuity Commencement Date.
The ability to elect the Deferral Option may not be available in every State. The Deferral Option may be cancelled or withdrawn at any time by us without prior notification from us, except that we will not withdraw the option for any Contract Owner who has been offered the option at the beginning of the Election Period preceding the Annuity Commencement Date.

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If you elect the Deferral Option and if your Spouse continues the Contract after the Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100 th birthday.

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If you elect the Deferral Option and if the Contingent Annuitant continues the Contract after the Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s 100 th birthday.

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Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100 th birthday.

Please note that if you elect the Deferral Option, then, after your Annuity Commencement Date, the Contract terms described above will be modified. All inconsistent terms set forth in this Prospectus will not apply after your Annuity Commencement Date.
We encourage you to review the Deferral Option with your tax adviser regarding the tax consequences of electing the Deferral Option.
This Deferral Option will not be appropriate for all Contract Owners, and it may not be in your best interest to elect the Deferral Option.
Other Considerations
We cannot recommend whether or not the Deferral Option is the right choice for you. Please discuss the merits of the Deferral Option with your Financial Intermediary and tax adviser to be sure that the Deferral Option is suitable for you based on your particular circumstances;

•
It is possible that the IRS could characterize the deferral of your annuity commencement date as a deemed exchange of your contract. Therefore, if your contract was issued prior to 1989, you should discuss the possible loss of any grandfathered rights related to your current contract with your tax adviser. In addition, if you elect the Deferral Option for more than one contract in the same year and the IRS were to characterize the deferral of your annuity commencement dates as a deemed exchange of your contracts, your contracts may be aggregated for the purposes of determining the taxability of any future distributions;

•
It is possible that the selection of an Annuity Commencement Date at certain advanced ages could result in the Contract not being treated as an annuity for tax purposes; therefore, you should consult with your tax adviser;

•	Whether the advantages of deferring the Annuity Commencement Date outweigh any other option available to you at that time including liquidation or choosing an Annuity Payout Option;

•
Whether the advantages of deferring the Annuity Commencement Date outweigh the disadvantages, including the loss of all Death Benefits in excess of Contract Value, the loss of all living benefits and the constraints on investments into the Fixed Accumulation Feature;

•	Whether you have other assets to meet your future income needs;

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Whether you will change your mind. Once you have elected the Deferral Option, you will not have the ability to reinstate The Hartford’s Principal First or The Hartford’s Principal First Preferred rider or reverse any other changes made to your Contract on the Annuity Commencement Date;

•	In your evaluation of the Deferral Option, you should consult with your Financial Intermediary and tax adviser and potentially any Beneficiaries named in the Contract;

•	The Deferral Option may not be available in all states, through all Financial Intermediaries or for all contracts;

•	Financial Intermediaries do not receive additional compensation if you choose the Deferral Option, but continue to receive existing compensation throughout the deferral period;

•	If you choose an Annuity Payout Option, you cannot later elect the Deferral Option; and
If you elect the Deferral Option, you may choose any then available Annuity Payout Options at or before the Deferred Annuity Commencement Date; however, you cannot elect to defer your Deferred Annuity Commencement Date further. On your Deferred Annuity Commencement Date if you have a Qualified Contract, the default Annuity Payout Option is a Life Annuity with Payments for a Period Certain Payout Option with period certain of five years. If you have a non-Qualified Contract, the default Annuity Payout Option is the Life Annuity with Payments for a Period Certain Payout Option with a ten year period certain. In general, we use Contract Value to calculate fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Contract in effect on the Deferred Annuity Commencement Date.
d. Annuity Payouts
When you “annuitize” your Contract, you begin the process of converting Accumulation Units in what is known as the “payout phase.” The payout phase starts with your Annuity Commencement Date and ends when we make the last payment required under your Contract. You should answer the following questions:

•	When do you want Annuity Payouts to begin?

•	Which Annuity Payout Option do you want to use?

•	How often do you want the Payee to receive Annuity Payouts?

•	Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?
Please check with your Registered Representative to select the Annuity Payout Option that best meets your income needs.

When do your Annuity Payouts begin?
Your Annuity Commencement Date cannot be earlier than:

✓	2nd Contract Anniversary - if choosing a fixed dollar amount Annuity Payout
✓	Immediately - if choosing a variable dollar amount Annuity Payout or be later than:

✓	Annuitant’s 90th birthday (or if the Contract Owner is a Charitable Remainder Trust, the Annuitant’s 100th birthday); or
✓	10th Contract Year (subject to state variation)
As of October 4, 2013 we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
Effective February 11, 2017, we began allowing eligible Contract Owners to defer their Annuity Commencement Date pursuant to the provisions outlined in the Annuity Commencement Date Deferral Option ("Deferral Option") section below. If you elect the Deferral Option, you may defer your Annuity Commencement Date the Annuitant’s 100 th birthday. Once elected, in the event the Contingent Annuitant becomes the Annuitant and in the absence of a written election to the contrary, the Deferred Annuity Commencement Date will be the fifteenth day of the month coincident with or next following the Contingent Annuitant’s 100 th birthday.

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For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your original Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with period certain payments for five years. For non-Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us which Annuity Payout Option you want, we will pay you under the Life Annuity with Payments For a Period Certain Payout Option with a ten year period certain.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.
Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
Life Annuity With Payments for a Period Certain
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant’s age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.
Life Annuity with a Cash Refund
We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.
Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Joint and Last Survivor Life Annuity With Payments For a Period Certain
We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant’s age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.
When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Payments for a Period Certain
We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.
You cannot Surrender your Contract once Annuity Payouts begin, unless you have selected Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments For a Period Certain, or Payments For a Period Certain Annuity Payout Option. A Contingent Deferred Sales Charge, if applicable, may be deducted.
For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
Automatic Annuity Payouts - If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.
For Qualified Contracts, if you defer your Annuity Commencement Date and if, between your Annuity Commencement Date and your Deferred Annuity Commencement Date, you do not tell us what Annuity Payout Option you want, we will pay you under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a five year period certain.
How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

•	monthly,

•	quarterly,

•	semi-annually, or

•	annually.
Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
Do you want Annuity Payouts to be Fixed Dollar Amount or Variable Dollar Amount?
You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

Fixed Dollar Amount Annuity Payouts - Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us.
Variable Dollar Amount Annuity Payouts - Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:

•	the Annuity Payout Option chosen,

•	the Annuitant’s attained age and gender (if applicable),

•	the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and

•	the Assumed Investment Return (“AIR”).
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.
The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.
You can select one of the following AIRs offered, subject to state variations:

AIR	Annuity Unit Factor	AIR	Annuity Unit Factor	AIR	Annuity Unit Factor
3%	0.999919	5%	0.999866	6%	0.999840
The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.
Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.
After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.
Combination Annuity Payout - You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
e. Standard Death Benefits
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant, if applicable, dies before we begin to make Annuity Payouts. We calculate the Death Benefit when, and as of the date that, we receive a certified death certificate or other legal document acceptable to us. The Death Benefits described below are at no additional cost. Standard Death

Benefits are automatically included in your Contract unless superseded by certain optional benefits. Terms and titles used in riders to your Contract may differ from those used in this prospectus.
The calculated Death Benefit will remain invested according to the Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary’s portion of the proceeds.
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit, optional Death Benefits or living benefits apply. All optional Death Benefits, living benefits and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.
The Premium Security Death Benefit
This standard Death Benefit is automatically issued if you and the Annuitant are all younger than age 81 when the Contract is issued. This Death Benefit is the highest of:

•	Contract Value; or

•	Total Premium Payments adjusted for partial Surrenders; or

•	The lesser of:

•	Maximum Anniversary Value, or

•	the sum of Contract Value plus 25% of Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death).
Please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I.
The Asset Protection Death Benefit
This standard Death Benefit is automatically issued if you or the Annuitant are between ages 81 to 85 when the Contract is issued. This Death Benefit is the highest of:

•	Contract Value; or

•	The lesser of:

•	Premium Payments (adjusted for partial Surrenders), or

•	the sum of Contract Value plus 25% of total Premium Payments adjusted for partial Surrenders (excluding Premium Payments we receive within 12 months of death).
If one of the Owners and Annuitant is age 81 or older on the date we issue this Contract and one of the Owners and Annuitant is age 79 or younger on the date we issue this Contract; however, the Death Benefit payable upon the death of the younger of the Owners or Annuitant will be the lesser of Maximum Anniversary Value or the sum of Contract Value plus 25% of Maximum Anniversary Value.
Please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.
Maximum Anniversary Value
The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier.
The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

•	Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

•	Your Anniversary Value is reduced for any partial Surrenders since the Contract Anniversary.
The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.
Adjustments for Surrenders
We calculate the adjustments to your Maximum Anniversary Value for any Surrenders by reducing your Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Anniversary Value proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.
For examples of how this is applied for the Premium Security Death Benefit, please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I and for the Asset Protection Death Benefit, please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.
We calculate the adjustment to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments.

After that, we reduce your aggregate Premium Payments proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.
Additional Information about Death Benefits
We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed:

a.	the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or

b.	the aggregate Contract Value plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
In addition, there may be limitations on the aggregate death benefits if you purchased one or more contracts with an initial Premium Payment of less than $5,000,000 but you add Premium Payments or purchased additional contracts such that Premium Payments under the contracts aggregate to $5,000,000 or more. See your contract for more information.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable by us. The Death Benefit amount remains invested and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our “Safe Haven Program.” Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to The Hartford’s Safe Haven program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying Contingent Deferred Sales Charges, if any. We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract or IRA (prior to the required distribution date) may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.
If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner’s death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions - The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary’s life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal Contract Continuation - If the Owner dies and the Owner’s Spouse is a beneficiary, then the portion of the Contract payable to the Spouse may be continued with the Spouse as Owner, unless the Spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. For certain Contracts, if the Contract continues with the Spouse as Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract continuation will only apply one time for each Contract.If you elect the Deferral Option and if your Spouse continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100 th birthday.
Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.
If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving joint Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner	The Annuitant is living or deceased	Designated Beneficiary receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner and the Beneficiary predeceases the Contract Owner	The Annuitant is living or deceased	Contract Owner’s estate receives the Death Benefit.
Annuitant	The Contract Owner is living	There is no named Contingent Annuitant	The Contract Owner becomes the Contingent Annuitant and the Contract continues. The Contract Owner may waive this presumption and receive the Death Benefit.
Annuitant	The Contract Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, and the Contract continues.
If you elect the Deferral Option and if the Contingent Annuitant continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s 100 th birthday.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Contract Owner	The Annuitant is living	Designated Beneficiary becomes the Contract Owner.
Annuitant	The Contract Owner is living	Contract Owner receives the payout at death, if any.
Annuitant	The Annuitant is also the Owner	Designated Beneficiary receives the payout at death, if any.

These are the most common scenarios. Some of the Annuity Payout Options may not result in a payout at death.
6. Optional Death Benefits
a. MAV Plus
If you elect the Deferral Option, then on and after the original Annuity Commencement Date, your Death Benefit will equal the Contract Value calculated as of the date of receipt of Due Proof of Death at our Administrative Office. During the time period between our receipt of Due Proof of Death and our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations. No other Death Benefit, optional Death Benefits or living benefits apply. All optional Death Benefits, living benefits and their associated charges will terminate. Please see the section titled Annuity Commencement Date Deferral Option for more information.
Objective
Refund net Premium Payments as well as some percentage of any Contract Value gains.
How does this rider help achieve this goal?
The Death Benefit will be the greater of the standard Death Benefit and MAV Plus Death Benefit. If you also elect any optional benefit rider, the Death Benefit will be the greater of such optional rider and this rider.
The MAV Plus Death Benefit is the greatest of:

A.	Contract Value on the date we receive due proof of death.

B.	Total Premium Payments adjusted for any partial Surrenders (see clause D below for a description of this adjustment).

C.
Maximum Anniversary Value - The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments: (a) Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and (b) Anniversary Value is adjusted for any partial Surrenders since the Contract Anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

D.	Earnings Protection Benefit - The Earnings Protection Benefit depends on the age of you and/or your Annuitant on the date this rider is added to your Contract.

•	If each is aged 69 or younger, the Death Benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap.

•
If you and/or your Annuitant are age 70 or older on the date this rider is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.

We determine Contract gain by subtracting your Contract Value on the date you added this rider from the Contract Value on the date we receive due proof of death. We then deduct any Premium Payments and add adjustments for any partial Surrender made during that time. We make an adjustment for partial Surrenders if the amount of Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.
We calculate the adjustment to your Maximum Anniversary Value for any Surrenders by reducing your Maximum Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Maximum Anniversary Value proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender. Please refer to the examples in Appendix I for illustrations of this adjustment.
The Contract gain that is used to determine your Death Benefit has a limit or cap. The cap is 200% of the following:
•the Contract Value on the date this rider was added to your Contract; plus

•	Premium Payments made after this rider was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus
•any adjustments for partial Surrenders.
If you elect MAV Plus, the Death Benefit will be the greater of the Premium Security Death Benefit and the MAV Plus Death Benefit.
When can you buy this rider?
The MAV Plus rider is closed to new investors (including to existing Owners).
This rider was only available at the time of issue and if you elected it, your choice was irrevocable.

Does electing this rider forfeit your ability to buy other riders?
No.
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Contract Value and is deducted daily. The charge for this rider continues to be deducted until we begin to make Annuity Payouts.
Does the Benefit Amount/Payment Base change under this rider?
No. This rider is not affected by the Benefit Amount or Payment Base.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No.
Is this rider designed to pay you Death Benefits?
Yes.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
No.
What happens if I choose the Annuity Commencement Date Deferral option?
The MAV Plus rider terminates as of your original Annuity Commencement Date and is not in effect after your original Annuity Commencement Date.
What effect do partial or full Surrenders have on your benefits under this rider?
Surrenders will reduce the MAV Plus Death Benefit and will be subject to CDSCs, if any.
What happens if you change ownership?
Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not recalculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your contract rights?
Yes. If your Spouse continues the Contract as Owner, we will use the date the Contract is continued with your Spouse as Owner as the effective date this rider was added to the Contract. This means we will use the date the Contract is continued with your Spouse as Owner as the effective date for calculating this Death Benefit going forward. The percentage used for this Death Benefit will be determined by the oldest age of any remaining joint Owner or Annuitant at the time the Contract is continued. Spousal Contract continuation can apply once during the term of this Contract.
What happens if you annuitize your Contract?
This rider will be terminated and the fee will no longer be assessed.
Are there restrictions on how you must invest?
No.
Are there restrictions on the amount of subsequent Premium Payments?
No.
Can we aggregate contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed:

a.	the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or

b.	the aggregate Contract Value plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.

Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	This rider is not available in all states or is named differently in those states.

•	If your Contract has no gain, your Beneficiary will receive no additional benefit.

•	A Death Benefit is paid to Beneficiaries upon the death of the Annuitant or any Owner, whichever occurs first.

•	This rider may be used to supplement Death Benefits in other optional riders. In certain instances, however, this additional Death Benefit coverage could be superfluous.

•	Annuitizing your Contract will extinguish this rider.

7. Optional Withdrawal Benefits
a. The Hartford’s Principal First Preferred
If you elect the Deferral Option, The Hartford's Principal First Preferred rider, including any guaranteed income benefit, death benefit settlement option and any annuitization option under this rider (i) will be terminated in their entirety; (ii) the charge for this rider will no longer be assessed; and (iii) your contract will then be subject to the contract minimum rules. If, however, you are receiving Automatic Income Payments under The Hartford's Principal First Preferred rider, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your contract and pay the full Surrender Value. For more details, see the Annuity Commencement Date Deferral Option ("Deferral Option") section, which is immediately prior to the subsection titled Annuity Payouts in The Contract section.
Objective
Protect your Premium Payments from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.
How does this rider help achieve this goal?
This rider protects Premium Payments by guaranteeing annual Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted.
When can you buy this rider?
The Hartford’s Principal First Preferred rider is closed to new investors (including to existing Owners).
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you may not elect any optional riders other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. We will continue to deduct The Hartford’s Principal First Preferred Charge until we begin to make Annuity Payouts or the rider is revoked.
Does the Benefit Amount/Payment Base change under this rider?
Yes. Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. If you elect the rider at a later date, your Contract Value on the date it is added to your Contract will be the initial Benefit Amount. Partial Surrenders in excess of your annual Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate Benefit Payments. If you elect the rider when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. The maximum Benefit Payment is 5% of your Benefit Amount. Benefit Payments are available at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current Contract Year. For example, if you do not take 5% one Contract Year, you may not take more than 5% the next Contract Year.
If you elected this rider when you purchased your Contract, we count one year as the time between each Contract Anniversary. If you purchased this rider after you purchased your Contract, we count the first year as the time between the date you added this rider to your Contract and your next Contract Anniversary, which could be less than a year.

Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment on a dollar-for-dollar basis. When you make a subsequent Premium Payment, your Benefit Payments will increase by 5% of the amount of the subsequent Premium Payment.
Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
If, in one year, your Surrenders total more than your annual Benefit Payment, we will recalculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we recalculate and your next Contract Anniversary, which could be less than a year.
Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:

A.
If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding subsequent Premium Payments), are equal to or less than the Benefit Payment, the new Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

B.	If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:

(i)	The Contract Value immediately following the partial Surrender; or

(ii)	The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
Please refer to examples 2 - 6 for The Hartford’s Principal First Preferred in Appendix I for illustrations regarding recalculation of your Benefit Amount.
Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), usually beginning after age 70½. These withdrawals are called Required Minimum Distributions (“RMD”). An RMD may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future. If you enroll in our Automatic Income Program to satisfy the Required Minimum Distributions from the Contract and, as a result, the withdrawals exceed your Benefit Payment we will not recalculate your Benefit Amount ot Benefit Payment.
Is this rider designed to pay you a Death Benefit?
No. However, partial Surrenders will reduce the standard Death Benefit.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
Yes. You may revoke this rider in writing anytime following the earlier of the 5th Contract Year (if elected at issuance) or the 5th anniversary of electing this rider post-issuance or at the time we exercise our right to impose investment restrictions. You may terminate this rider by submitting The Hartford’s Principal First Preferred Termination Form to our Administrative Office or by calling us. Termination requests will not be accepted more than 30 days prior to your fifth rider anniversary. Annuitizing your Contract instead of receiving Benefit Payments will terminate this rider. If you revoke this rider you will not be able to elect any other optional benefit rider or participate in a Company-sponsored exchange program. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
What effect do partial or full Surrenders have on your benefits under this rider?
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable CDSC.
If, in one year, your Surrenders total more than your annual Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we recalculate and your next Contract Anniversary, which could be less than a year.
If your Contract Value is reduced to zero due to receiving annual Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments.
You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.
What happens if you change ownership?

If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:

•	The Benefit Amount immediately prior to the ownership change or assignment; or

•	The Contract Value at the time of the ownership change or assignment.
The Benefit Payment will then be reset to 5% of the new Benefit Amount.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the sole Beneficiary is the deceased Owner’s Spouse at the time of death, that Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.
What happens if you annuitize your Contract?
You may elect the annuitization option at any time. If you annuitize your Contract, you may choose this payout option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option (called the “PFP Annuity Payout Option”), we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Owner or the Annuitant should die before the PFP Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PFP Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PFP Payout Option. Electing this option forfeits any right to Death Benefit values calculated under the standard Death Benefit or any optional death benefits you may have purchased. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed Annuity Payout option until your Benefit Amount is depleted.
These options may not be available if your contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, these options will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time these options become effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the effective date.
Are there restrictions on the amount of subsequent Premium Payments?
No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Can we aggregate contracts?
Yes. We reserve the right to treat all Contracts issued to you by us or one of our affiliates as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect optional withdrawal benefits in such other Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	We can revoke this rider if you violate the investment restrictions requirements.

•
The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used in the calculation of the Benefit Amount and Benefit Payment is based on the investment performance of your Sub-Accounts.

•	Benefit Payments can’t be carried forward from one year to the next.

•
Additional contributions made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional contribution restores the Benefit Amount to the previous Benefit Amount.

•	If elected post-issue, the first one year period will be considered to be the time period between election and the next following Contract Anniversary.

•	When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

b.	The Hartford’s Lifetime Income Foundation
The Annuity Commencement Date Deferral Option is not available if you have elected The Hartford's Lifetime Income Foundation rider.
Objective
Protect principal from poor market performance, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.
How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

•
Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary multiplied by the applicable Withdrawal Percent. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

•
Guaranteed Minimum Death Benefit. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy this rider?
The Hartford’s Lifetime Income Foundation is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 80. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 81.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
Does the Benefit Amount/Payment Base change under this rider?

Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on:

•	Subsequent Premium Payments. Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

•
Partial Surrenders. Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the aggregate amount of the partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

A.
If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Partial Surrenders will diminish the Guaranteed Minimum Death Benefit. Please refer to "Is the rider designed to pay you a Death Benefit" and the Examples in Appendix I for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, your Withdrawal Percent, and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance,

•
If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

•
If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issue date to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percent
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year; you will not be able to carry remaining amounts forward to future Contract Years.
Is this rider designed to pay you a Death Benefit?
Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

A.
If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does this rider replace the standard Death Benefit?
Yes.
Can you revoke this rider?
Yes. Anytime following the earlier of Spousal Contract continuation or the 5th Contract Year, the Contract Owner may also elect to revoke the Lifetime Withdrawal Benefits whereupon we will deduct one last pro-rated fee for this rider and only the Guaranteed Minimum Death Benefit shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit, although the Guaranteed Minimum Death Benefit will be reduced and/or eliminated due to partial Withdrawals. Certain changes in the Covered Life will also constitute a revocation of the Withdrawal Benefits. A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
If the Lifetime Withdrawal Benefit is revoked:

•	it cannot be re-elected;

•	you will not receive any Lifetime Withdrawal Payments;

•
we will continue the Guaranteed Minimum Death Benefit only. We will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;

•	you will no longer be subject to this rider’s Investment Restrictions; and

•	you become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
On the date the Lifetime Withdrawal Benefit is revoked, a prorated share of the rider charge will be assessed.  After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Benefit is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
What effect do partial or full Surrenders have on your benefits under this rider?
Please refer to the discussion under “Does the Benefit Amount/Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments. Please see “Is there a separate Minimum Amount Rule under this rider?” and “What happens at the Annuity Commencement Date under this rider?” for more information.
Is there a separate Minimum Amount Rule under this rider?
Yes.   If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. Your options at that time are described in the section entitled “What happens if you annuitize your Contract?." You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.
What happens if you change ownership?
Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new Relevant Covered Life.
After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.
Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then we will:

A.
If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit only. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

B.
If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, or we no longer offer this rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

A.
If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value; or

B.
If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

C.
If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change.

If the rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

If the deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit

Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?

•	Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales of this rider at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.
If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit, the Guaranteed Minimum Death Benefit will be set equal to the Contract Value and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

•	The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date;

•
The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender; and

•	The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.
The remaining Covered Life can not name a new Owner of the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will then terminate upon the death of the remaining Covered Life.
If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the Guaranteed Minimum Death Benefit. If the age of the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.
What happens at your Annuity Commencement Date under this rider?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Fixed Lifetime and Period Certain Payout. The duration of the period certain will be determined by taking the rider Death Benefit and dividing it by the Lifetime Benefit Payment. The minimum amount paid under this annuitization option is equal to the rider Death Benefit on the Annuity Commencement Date. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:

•	Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant is alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percent or 5%. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the greater of your Withdrawal Percent or 4.5% on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percent or 4.5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value. Effective October 4, 2013, we began enforcing this contractual right for the products described in Appendix D and require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the withdrawal feature of the rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law we may modify, add, delete, or substitute, the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months and to not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, subject to state availability, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

•
Your annual Lifetime Benefit Payment may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•
Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

•	Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.

•	The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

•
The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

•
We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

•	Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

•
You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or be able to elect optional riders other than MAV Plus.

•
When the Single Life Option is chosen, your Spouse may find continuation of this rider to be unavailable or unattractive after the death of the Covered Life. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

•
The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	This rider may not be suitable if a Covered Life is under attained age 60.

•
The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•
We may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

•	If the rider’s Withdrawal Feature has been revoked, we will continue the rider’s Death Benefit feature only.

•
In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

c.	The Hartford’s Lifetime Income Builder II
The Annuity Commencement Date Deferral Option is not available if you have elected The Hartford's Lifetime Income Builder II rider.
Objective
Protect your investment from poor market performance through potential annual automatic Payment Base increases, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.
How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

•
Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary, as adjusted by annual Payment Base increases, multiplied by the applicable Withdrawal Percent. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

•
Guaranteed Minimum Death Benefit. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for Partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy this rider?
The Hartford’s Lifetime Income Builder II is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 75. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 76.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states). The Annuity Commencement Date Deferral Option is not available if you have The Hartford's Lifetime Income Builder II rider.
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
We reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. Fee increases will not apply if (a) the age of the Relevant Covered Life is 80 or older; or (b) you notify us in writing of your election to permanently waive automatic Payment Base increases. This fee may not be the same as the fee that we charge new purchasers.
Subject to the foregoing limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
We may offer a lower fee to customers who agree to participate in any asset allocation models, investment programs, or fund-of-funds we may designate from time to time.
You will receive advanced notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:

•	Notifying us in writing, verbally or electronically, if available.

•
Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
Does the Benefit Amount/Payment Base change under this rider?
Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders as well as automatic Payment Base increases. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on certain changes in Covered Lives.

•
Automatic Payment Base increases. Your Payment Base may fluctuate based on annual “automatic Payment Base increases.” You will be qualified for annual automatic Payment Base increases commencing on your first Contract Anniversary. Automatic Payment Base increases will cease upon the earlier of the Annuity Commencement Date or the Contract Anniversary immediately following the Relevant Covered Life’s attained age of 80. Automatic Payment Base increases are based on your then current Anniversary Value (prior to the rider charge being taken) divided by your Maximum Contract Value and then reduced by 1. In no event will this factor be less than 0% or greater than 10%. Automatic Payment Base increases will not take place if the investment performance of your Sub-Accounts is neutral or negative.

•	Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

•
Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

A.
If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Partial Surrenders will diminish the Guaranteed Minimum Death Benefit.
Please refer to the "Is the rider designed to pay you a Death Benefit" and Examples 7, 8 and 10-14 under The Hartford’s Lifetime Income Builder II in Appendix I for a more complete description of these effects.

Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, your Withdrawal Percentage and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance:

•
If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

•
If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issuance to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percent
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year, you will not be able to carry remaining amounts forward to future Contract Years.
See Examples 1-6 and 11-14 under The Hartford’s Lifetime Income Builder II.
Is this rider designed to pay you Death Benefits?
Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Benefit is revoked, we will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to this rider’s Investment Restrictions (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)). Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

A.
If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
See Examples 9 and 10 under The Hartford’s Lifetime Income Builder II.
Does this rider replace the standard Death Benefit?
Yes.

Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Benefit at any time and only the Guaranteed Minimum Death Benefit shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit, although the Guaranteed Minimum Death Benefit will be reduced and/or eliminated due to partial withdrawals. We may revoke the Lifetime Withdrawal Benefit under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see the “State Variations” provision in the “Miscellaneous” section)).
If the Lifetime Withdrawal Benefit is revoked:

•	it cannot be re-elected;

•	you will not receive any Lifetime Withdrawal Payments;

•
we will continue the Guaranteed Minimum Death Benefit only. We will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;

•	you will no longer be subject to this rider’s Investment Restrictions; and

•	you become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
On the date the Lifetime Withdrawal Benefit is revoked, a prorated share of the rider charge will be assessed.  After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Benefit is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Benefit include:  whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Benefit payments (the benefit may not be reinstated after it is revoked); whether you wish to cease paying the fees associated with the Lifetime Withdrawal Benefit (keep in mind that you have been paying fees for the Lifetime Withdrawal Benefit since the effective date of the rider), whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Benefit (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)); and whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the Guaranteed Minimum Death Benefit. As described in the “Is this rider designed to pay you Death Benefits?” section, partial surrenders taken while the Lifetime Withdrawal Benefit is in effect reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis or on a proportionate basis (in proportion to the reduction in Contract Value due to such partial withdrawal) depending on when you take withdrawals and/or the amount of cumulative withdrawals.  Partial withdrawals taken after you revoke the Lifetime Withdrawal Benefit will reduce the Guaranteed Minimum Death Benefit on a proportionate basis. If your Account Value is less than your Guaranteed Minimum Death Benefit at the time of a partial withdrawal then reducing the Guaranteed Minimum Death Benefit on a proportionate basis will result in a greater reduction in the Guaranteed Minimum Death Benefit than if a dollar-for-dollar reduction was taken. You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Benefit.
Please see “Can your Spouse continue your Withdrawal Benefit?” and “Are there restrictions on how you must invest?” for more information.
What effect do partial or full Surrenders have on your benefits under this rider?
Please refer to “Does the Benefit Amount/Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments. Please see “Is there a separate Minimum Amount Rule under this rider?” and “What happens at the Annuity Commencement Date under this rider?” and Examples 7, 8 and 10-14 under The Hartford's Lifetime Income Builder II in Appendix I for more information.
Is there a separate Minimum Amount Rule under this rider?
Yes.   If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. Your options at that time are described in the section entitled “What happens if you annuitize your Contract?." You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.
What happens if you change ownership?
Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a re-calculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.
Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

A.
If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

B.
If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then we will:

A.
If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value; or

B.
If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

C.
If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The Maximum Contract Value will be recalculated to equal the Contract Value on the date of the change.

If the rider is no longer available for sale, the maximum age limitation of the rider is 76.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation

Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?

•	Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.
If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date

•	The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date

•
The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender

•	The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.
The remaining Covered Life can not name a new owner on the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.
If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the Guaranteed Minimum Death Benefit. If the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.
See Example 17 under The Hartford’s Lifetime Income Builder II.
What happens at your Annuity Commencement Date under the rider?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Fixed Lifetime and Period Certain Payout. The duration of the period certain will be determined by taking the rider Death Benefit and dividing it by the Lifetime Benefit Payment. The minimum amount paid under this annuitization option is equal to the rider Death Benefit on the Annuity Commencement Date. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:

•	Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or 5%. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.

If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the greater of your Withdrawal Percent or 4.5% on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percent or 4.5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain is limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the withdrawal feature of your rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law, we may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We will not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
See Examples 9 and 10 under The Hartford’s Lifetime Income Builder II.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, subject to state availability, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information

•	This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

•
Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•
Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

•	Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.

•	The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

•
The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

•
We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

•	Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

•
You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or able to elect optional riders other than MAV Plus.

•
When the Single Life Option is chosen, Spouses may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

•
The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	This rider may not be suitable if a Covered Life is under attained age 60.

•	Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•
The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

•
We may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

•	If the rider’s Withdrawal Feature has been revoked, we will continue the rider’s Death Benefit feature only.

•
In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

d. The Hartford’s Principal First
If you elect the Deferral Option, The Hartford's Principal First rider, including any guaranteed income benefit, death benefit settlement option and any annuitization option under this rider (i) will be terminated in their entirety; (ii) the charge for this rider will no longer be assessed; and (iii) your contract will then be subject to the contract minimum rules. If, however, you are receiving Automatic Income Payments under The Hartford's Principal First rider, you may continue to do so once the Deferral Option is effective. However, you will then be subject to the contract minimum rules. That is, if after any withdrawal, whether it be a systematic withdrawal or a one-time partial Surrender, your Contract Value falls below the contract minimum, we will close your contract and pay the full Surrender Value. For more details, see the Annuity Commencement Date Deferral Option ("Deferral Option") section, which is immediately prior to the subsection titled Annuity Payouts in The Contract section.
Objective
Protect your investment from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.
How does this rider help achieve this goal?
This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect “step-ups” that reset your Benefit Amount to the then prevailing Contract Value.
You or your Spouse (if Spousal Contract continuation has been chosen) may elect to step-up your Benefit Amount following the 5th Contract Year that you added this rider to your Contract and again on each fifth anniversary from the last time you elected to step-up your Benefit Amount (or upon Spousal Contract continuation, whichever is earlier)(these dates are called “election dates” in this section). Your Benefit Amount will then become the Contract Value as of the close of business on the Valuation Date that you properly made this election. Each time that you exercise step-up rights, your Benefit Payment will be reset to 7% of the new Benefit Amount, but will never be less than your then existing Benefit Payment. You must follow certain requirements to make this election:

•	We will accept requests for a step-up in writing, verbally or electronically, if available.

•
Written elections must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of making this election. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

•	We will not accept any election request prior to an election date. You may not post-date your election.

•
If an election form is received in good order on or after an election date, the step-up will occur as of the close of business on the Valuation Day that the request is received by us at our Administrative Office. We reserve the right to require you to elect step-ups only on Contract Anniversaries.

•	We will not honor any election request if your Contract Value is less than your Benefit Amount effective as of the step-up effective date.

•
Your election is irrevocable. This means that if your Contract Value increases after your step-up, you can not ask us to reset your Benefit Amount again until your next election date. The fee for this rider may also change when you make this election and will remain in effect until your next election, if any.

When can you buy this rider?
The Hartford’s Principal First rider is closed to new investors (including to existing Owners).
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elect this rider, you may not elect any riders other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?

The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. The charge continues to be deducted until we begin to make Annuity Payouts.
We will recalculate the charge each time that you step-up your Benefit Amount. The fee at the time of step-up will be the charge that we are then currently charging other customers who have previously elected this rider and have elected to step-up. This fee may not be the same as, but will not be more than, the fee that we charge new purchasers or the fee we set before we cease offering this rider. If we cease sales of this rider, we will predetermine the rider charge on a non-discriminatory basis. Before you decide to exercise your step-up privileges, you should request a current prospectus which will describe the then current charge effective upon exercising step-up rights.
We also reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. The fee increase will only apply if you elect to step-up your Benefit Amount. Subject to limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of ownership of this Contract.
Does the Benefit Amount/Payment Base change under this rider?
Yes. If elected at the time of Contract issuance, your initial Benefit Amount is your initial Premium Payment. If elected after the Contract has been issued, your initial Benefit Amount will be the based on your Contract Value at the time the rider is elected. Any time after the 5th Contract Year that this rider has been in effect and thereafter on each fifth anniversary of the last step-up (or sooner upon Spousal Contract continuation); you (or your Spouse if Spousal Contract continuation rights have been elected) may elect to step-up the Benefit Amount to the Contract Value.
Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. Partial Surrenders in excess of your Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.
You cannot elect the step-up privilege if your then current Benefit Amount is higher than your Contract Value on step-up dates.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate the Benefit Payment. The maximum Benefit Payment is 7% of your Benefit Amount on rider effective date, or if more recently, the last date on which a step up was elected, or the Benefit Amount was reduced due to a partial Surrender exceeding the Benefit Payment. Benefit Payments can begin at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, if you do not take 7% one year, you may not take more than 7% the next year.
If you elect this rider when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you purchase this rider after you purchase your Contract, we count the first year as the time between the date we added this rider to your Contract and your next Contract Anniversary, which could be less than a year.
Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by 7% of the amount of the subsequent Premium Payment.
Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable Contingent Deferred Sales Charge.
If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.
Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:

A.
If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding establishments for subsequent Premium Payments), are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial

B.	If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:

(i)	The Contract Value immediately following the partial Surrender; or

(ii)	The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

Please refer to examples 2 - 7 for The Hartford’s Principal First in Appendix I for illustrations regarding recalculation of your Benefit Amount.
Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), usually beginning after age 70½. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.
Is this rider designed to pay you Death Benefits?
No. However, partial Surrenders will reduce the standard Death Benefit.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
What effect do partial or full Surrenders have on your benefits under this rider?
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable CDSC.
If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.
If your Contract Value is reduced to zero due to receiving Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments. You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.
What happens if you change ownership?
If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:

•	The Benefit Amount immediately prior to the ownership change or assignment; or

•	The Contract Value at the time of the ownership change or assignment. The Benefit Payment will then be reset to 7% of the new Benefit Amount.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the Beneficiary is the deceased Owner’s Spouse at the time of death, the Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.
What happens if you annuitize your Contract?
You may elect the annuitization option at any time. If you annuitize your Contract, you may choose this Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option (called the “PF Annuity Payout Option”), we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Owner or the Annuitant should die before the PF Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PF Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PF Annuity Payout Option or any of the Death Benefit options offered in your Contract. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed dollar amount Annuity Payout option until your Benefit Amount is depleted.
These options may not be available if your contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, these options will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time these options become effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
No.
Are there restrictions on the amount of subsequent Premium Payments?
No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Can we aggregate contracts?
We reserve the right to treat all Contracts issued to you by us or one of our affiliates as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect any optional withdrawal benefit rider on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used to set Benefit Payments is based on the investment performance of your Sub-Accounts.

•
Benefit Payments cannot be carried forward from one year to the next. You will not be warned if you take less than the maximum withdrawals available without triggering recalculation of your Benefit Payments.

•
Annual Surrenders exceeding 7% accelerate depletion of your Benefit Amount even if you use the Automatic Income Program to meet RMD requirements. No reliable assumptions can be made that your payments will continue for any particular number of years.

•
Additional contributions made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional contribution restores the Benefit Amount to the previous Benefit Amount.

•	Voluntary or involuntary annuitization will terminate Benefit Payments. Annuity Payout options available subsequent to the Annuity Commencement Date may be less than Benefit Payments.

•	There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.

•	When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.

•
We do not automatically increase payments under the Automatic Income Program if your Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Benefit Payments and your eligible Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•
The 2009 change to the Internal Revenue Code pertaining to Required Minimum Distributions do not change the calculation of your eligible withdrawal amount under the rider if you are enrolled in the Automatic Income Program.

8. Miscellaneous
a. Definitions
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is: The Hartford - Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353. Our standard mailing address is The Hartford - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, as adjusted for subsequent Premium Payments and partial Surrenders.

Annual Maintenance Fee: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
Annual Withdrawal Amount: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner and Annuitant as the case may be.
Benefit Amount: The basis used to determine the maximum payout guaranteed under The Hartford’s Principal First, The Hartford’s Principal First Preferred and The Hartford’s Lifetime Income Builder. The Benefit Amount is comprised of net Premium Payments, less any Payment Enhancements, if applicable, and may be subject to periodic step ups when The Hartford’s Principal First or The Hartford’s Lifetime Income Builder have been elected.
Benefit Payment: The maximum guaranteed amount that may be withdrawn each Contract Year under The Hartford’s Principal First, The Hartford’s Principal First Preferred or The Hartford’s Lifetime Income Builder. A Benefit Payment constitutes a partial Surrender.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.
Contingent Deferred Sales Charge: The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Covered Life: The governing life or lives used for determining the Lifetime Withdrawal Feature (which may also be referred to as "Lifetime Withdrawal Benefit") under The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios.
Death Benefit: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.
Deferred Annuity Commencement Date: The Annuitant’s 100 th birthday.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.
Eligible Withdrawal Year: As used in The Hartford’s Lifetime Income Foundation and The Hartford’s Lifetime Income Builder II, any Contract Year following the Relevant Covered Life’s 60th birthday.

Financial Intermediary: The broker dealer through whom you purchased your contract or the investment professional who is listed in our administrative systems as the agent of record on your Contract and services your Contract.
Fixed Accumulation Feature: Part of our General Account, where you were able to allocate a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature may be called the Fixed Account. The Fixed Accumulation Feature was not offered in all Contracts and is not available in all states. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for Contracts issued in Massachusetts.
Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select a “Sub-Account”.
General Account: The General Account includes our company assets, including any money you may have invested in the Fixed Accumulation Feature, if available.
In Good Order: Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Administrative Office or via telephone or facsimile. Generally, our request for documentation will be considered in good order when we receive all of the requisite information on the form required by us.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Lifetime Benefit Payment: The maximum guaranteed amount that can be withdrawn each year pursuant to The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects or The Hartford’s Lifetime Income Builder Portfolios. A Lifetime Benefit Payment constitutes a partial Surrender. Withdrawals taken prior to an Eligible Withdrawal Year (The Hartford’s Lifetime Income Foundation and The Hartford’s Lifetime Income Builder II) or prior to the Lifetime Income Eligibility Date (The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios) are excluded from this definition.
Lifetime Income Eligibility Date: Under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, the date the relevant Covered Life attains age 59½, at which point Lifetime Benefit Payments can begin.
Lifetime Withdrawal Feature: Under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, a series of Lifetime Benefit Payments in each Contract Year following the Lifetime Income Eligibility Date.
Maximum Anniversary Value: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and partial Withdrawals, prior to the deceased’s 81st birthday or the date of death, if earlier.
Maximum Contract Value: The greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.
Minimum Contract Value: Subject to state variations, the Minimum Contract Value we establish from time to time.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
1933 Act: The Securities Act of 1933, as amended.
1934 Act: The Securities Exchange Act of 1934, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Payment Base: The amount used to determine the Lifetime Benefit Payments for The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios. The Payment Base may be subject to automatic annual Payment Base increases when The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects or The Hartford’s Lifetime Income Builder Portfolios has been elected. In The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, Payment Base includes Payment Enhancements (Plus Contracts only) and front end sales charges (Edge Contracts only) but excludes any Employee Gross-Up. Your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored exchange program. For Plus contracts, your initial Payment Base includes any Payment Enhancement, if applicable; provided, however, Payment Enhancements are not taken into consideration as such for the purposes of The Hartford’s Lifetime Income Foundation or The Hartford’s Lifetime Income Builder II.
Payment Enhancement: An amount we credit to your Contract Value at the time a Premium Payment is made for “Plus” Contracts only. The amount of a Payment Enhancement is based on the cumulative Premium Payments you make to your Contract.
Premium Payment: Money sent to us to be invested in your Contract (not taking into consideration any applicable front-end charges, Payment Enhancements or Employee Gross Up).

Premium Tax: The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Qualified Contract: A contract issued to qualify under Sections 401, 403 or 408 of the Internal Revenue Code.
Relevant Covered Life: When the Single Life option is chosen, the Relevant Covered Life will be the older of the Contract Owner(s) if the Contract Owner is a natural person or the Annuitant(s) if the Contract Owner is not a natural person. When the Joint/Spousal Option is chosen, however, the Relevant Covered Life will be the younger of the Contract Owner and his or her Spouse if the Contract Owner is a natural person or the Annuitant if the Contract Owner is not a natural person. As used herein, “attained age” means the chronological age of the Relevant Covered Life as of the most recent Contract Anniversary before requesting any partial Surrender or if a partial Surrender is requested during the first Contract Year, the chronological age of the Relevant Covered Life as of the Contract issuance date.
Required Minimum Distribution: A federal requirement that individuals age 70½ and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70½ or upon retirement, whichever comes later.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your “Sub-Account”.
Sub-Account Value: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding).
Threshold: For the purposes of The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, the amount used to determine the change in the Payment Base following a partial Surrender in any Contract Year that is not an Eligible Withdrawal Year (The Hartford’s Lifetime Income Foundation and The Hartford’s Lifetime Income Builder II) or any Contract Year that is prior to the Lifetime Income Eligibility Date (The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios). For the purposes of these optional riders, the percentage used to determine your Threshold amount is 5% (Single Life Election) or 4.5% Joint/Spousal Election) of the Payment Base.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us or our: Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company, as the case may be.
Withdrawal Percent: The multiplier used in calculating Lifetime Benefit Payments under The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios.
You: The Owner including any joint Owner(s). We do not capitalize “you” or “your” in this prospectus.
b. State Variations
The following section describes modifications to this prospectus due to specific requirements under state insurance laws. There may be additional variations described in your contract (including riders). Unless otherwise noted, variations apply to all forms of Contracts we issue in that particular state. References to certain state’s variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.
Alabama - Core: We will accept subsequent Premium Payments only during the first Contract Year (if Contract contains the Fixed Account Rider). Outlook: We will accept subsequent Premium Payments only during the first three Contract Years (if Contract contains the Fixed Account Rider).
California - Core, Access, Edge, Plus, Outlook: Any Owner 60 years old or older when purchasing this Contract in California must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a money market fund sub-account for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Static Asset Allocation Models and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in a money market fund sub-account unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from a money market fund sub-account to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options; or we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested. The assignment restrictions on the living benefits and Death Benefits do not apply.
Connecticut - Core: If you elect the Hartford’s Lifetime Income Builder Selects rider, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliates to you equal or exceed $100,000. Access,Edge, Plus, Outlook: If you elect the rider, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliated to you equal or exceed $100,000. Core, Access, Edge, Outlook, Plus: There are no investment restrictions for The Hartford's Principal First Preferred, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Foundation. For Connecticut residents that elect The Hartford’s Principal First Preferred, The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II or The Hartford’s Lifetime Income Foundation, the contract aggregation provisions do not apply. Plus: The Contingent Deferred Sales Charge is 8%, 8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9. The assignment restrictions on the living benefits and Death Benefits do not apply.
Florida - Core, Access, Plus, Outlook: The limit on Death Benefits imposed when aggregate Premium Payments total $5 million or more does not apply.
Illinois - Core, Access, Edge, Florida: The Fixed Accumulation Feature is not available if you elected The Hartford’s Lifetime Income Builder Selects, The Hartford’s Lifetime Income Builder Portfolios, The Hartford’s Lifetime Income Builder II and The Hartford’s Lifetime Income Foundation.
Massachusetts - Core: We will accept subsequent Premium Payments only until the Annuitant’s 63rd birthday or the third Contract Anniversary, whichever is later. The Fixed Accumulation Feature investment restrictions do not apply to investors. Outlook: We will accept subsequent Premium Payments only until the Annuitant’s 66th birthday or the sixth Contract Anniversary, whichever is later. Core, Plus, Outlook: The Nursing Home Waiver is not available.
Minnesota - Core, Access, Edge, Plus, Outlook: MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead.
New Jersey - Core, Access, Edge, Plus, Outlook: The investment restrictions and the contract aggregation provisions for The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II and The Hartford’s Lifetime Income Foundation are not applicable. The Fixed Accumulation Feature is not available. The only AIRs available are 3% and 5%. Core, Plus, Outlook: The Nursing Home Waiver is not available. Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
New York - Core, Plus : The Fixed Accumulation Feature is not available if you elect The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder Selects or the Hartford’s Lifetime Income Builder Portfolios. The Nursing Home Waiver is not available. Core, Access, Edge, Plus : We will not recalculate the Hartford’s Principal First Preferred of the Hartford’s Principal First Benefit Amounts if you change ownership or assign your contract to someone other than your spouse. The Minimum Contract Value is $1,000 after any Surrender. The rider charge for the Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder Selects, and the Hartford’s Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts. MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead. The only AIRs available are 3% and 5%. Edge : The Letter of Intent to Submit Anticipated Premium Endorsement is not available. Core, Access, Edge, Plus, Outlook: There are no investment restrictions for The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Selects and The Hartford's Lifetime Income Foundation. The assignment restrictions on the living benefits and Death Benefits do not apply. The minimum monthly Annuity Payout is $20.
Ohio - Core, Edge, Plus, Outlook: The Fixed Accumulation Feature is not available.
Oklahoma -Core, Access, Edge, Plus, Outlook: The only AIRs available are 3% and 5%.
Oregon - Core, Plus: We will accept subsequent Premium Payments during the first three Contract Years. Outlook: We will accept subsequent Premium Payments during the first six Contract Years. Core, Access, Edge, Plus, Outlook: There are no investment restrictions for The Hartford's Lifetime Income Builder. You may not choose a fixed dollar amount Annuity Payout. The Life Annuity with a Cash Refund Annuity Payout Option is not available for Oregon residents and the only AIRs available are 3% and 5%.

Pennsylvania - Core, Plus, Outlook: The Nursing Home Waiver minimum confinement period is changed from 180 days to 90 days. Pennsylvania residents may not choose a fixed dollar amount Annuity Payout or the Life Annuity with a Cash Refund Annuity Payout Option. Plus: The Contingent Deferred Sales Charge is 8%, 8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9.
South Carolina - Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
Texas - Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
Washington - Core, Access, Edge, Plus, Outlook: MAV Plus is not available and Maximum Anniversary Value (MAV) Death Benefit is offered instead. The rider charge for The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder Selects, and The Hartford’s Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts. Core, Edge, Plus, Outlook: The Fixed Accumulation is not available if you elected The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder Selects, and The Hartford’s Lifetime Income Builder Portfolios. Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
c. Financial Statements
You can find financial statements for us and the Separate Account in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.
d. More Information
Ownership Changes - Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits. If you elect the Deferral Option and if your Spouse continues the Contract after the original Annuity Commencement Date, the terms of the Deferral Option will remain in force and will supersede any conflicting terms set forth above and the Deferred Annuity Commencement Date will be adjusted to the new Annuitant’s, if any, 100 th birthday.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the applicable Death Benefit. We will adjust the Contract Value in these circumstances to equal the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the applicable Death Benefit as a lump sum payment. This privilege will only apply once for each Contract.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Assignment - A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.
Speculative Investing - Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. When you purchased this Contract you represented and warranted that you would not use this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Contract Modification - We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.
Medicaid Benefits - Medicaid is a program that covers most medical costs, including nursing home and home care for the elderly and certain persons with disabilities. To qualify, individuals must meet both income and resource tests. Subject to state law, income tests measure whether earned and unearned income such as benefit payments exceeds predetermined monthly caps. Resource tests look to the value of countable assets such as this Contract. Medicaid also allows the costs of benefits such as nursing home care, home and community based services, and related hospital prescription drug services to be recaptured from a recipient’s estate after their death (or if the recipient has a surviving Spouse, the recapture is suspended until after the death of the recipient’s surviving Spouse).
Medicaid estate planning may be important to people who are concerned about long term care costs or the adequacy of their private LTC insurance. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits.

Certain asset and/or trust transfers (or a “spend down” of assets) made to become eligible for Medicaid may trigger periods of potentially unlimited ineligibility and can be considered fraud. Each state examines the financial history of a person to determine whether he or she transferred funds at below market value in order to qualify for Medicaid. These look-back periods are currently 36-months for asset transfers and 60-months for Medicaid exempt trust transfers.
Ownership interests or beneficiary status under this variable annuity can render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and beneficiary status of your Contract.
This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.
e. Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
f. How Contracts Were Sold
We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. (“HSD”) under which HSD serves as the principal underwriter for the Contracts. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of HSD is the same as ours.
HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2016. Contracts were be sold by individuals were appointed by us as insurance agents and who were registered representatives of Financial Intermediaries (“Registered Representatives”).
Core and Edge Contracts may have been sold directly to the following individuals free of any commission (“Employee Gross-Up” on Core and no front-end sales charge on Edge): 1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent and affiliates; and 2) employees and Registered Representatives (and their families) of Financial Intermediaries. If applicable, we may have credited the Core Contract with a credit of 5.0% of the initial Premium Payment and each subsequent Premium Payment, if any. This additional percentage of Premium Payment in no way affects current or future charges, rights, benefits or account values of other Contract Owners.
We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affected each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employed individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.
Commissions
Up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation. We may pay a lower commission for sales to people over age 80.
Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA Financial Intermediary and insurance rules, we (or our affiliates) also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide inforce Contract Owner Support. These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for inforce Contract Owner support services.

Additional Payment Type	What it’s used for
Access	Access to Registered Representatives and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing
Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; client generation expenses.

Marketing Expense Allowances	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
Inforce Contract Owner Support	Support for such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
As of December 31, 2016, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities:
AIG Advisors Group, Inc., (FSC Securities Corporation, Royal Alliance Assoc., Inc., Sagepoint Financial), Cambridge Investment Research Inc., Cetera Financial Group (Cetera Financial Specialists, LLC, Cetera Investment Services, LLC, Cetera Advisors, LLC, Cetera Advisor Networks, LLC), CCO Investment Services Corp., Citigroup Global Markets, Inc., Commonwealth Financial Network, Crown Capital Securities, LLP, Edward D. Jones & Co., LLP, First Allied Securities, Inc., First Tennessee Brokerage Inc., H.D. Vest Investment Services, Huntington Investment Company, ING Financial Partners, Invesacorp, Inc., LPL Financial Corporation, Merrill Lynch Pierce Fenner & Smith, Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), Raymond James & Associates, Inc., Raymond James Financial Services, Robert W. Baird & Co. Inc., Securities America, Inc., UBS Financial Services, Inc., Wells Fargo Advisors LLC (various divisions), Woodbury Financial Services, Inc.
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
As of December 31, 2016, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: American Funds Distributors & Capital Research and Management Company & Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.
For the fiscal year ended December 31, 2016, Additional Payments did not in the aggregate exceed approximately $15.6 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.04% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $18,500.

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Accumulation Unit Values
Financial Statement

APP TAX-1

Appendix Tax
Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See “Nonresident Aliens and Foreign Entities” below regarding annuity purchases by, or payments to, non-U.S. Persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, account or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only.  Please refer to your contract to determine if your contract contains a loan provision .
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. you should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

APP TAX-2

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1. Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

•
A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•	A contract acquired by the estate of a decedent by reason of such decedent’s death,

•	Certain contracts acquired with respect to tax-qualified retirement arrangements,

•
A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2. Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the individual’s modified adjusted gross income for the taxable year.
a. Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

i.
When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

ii.
To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be

APP TAX-3

used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.

iii.
Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

b. Amounts Not Received as an Annuity

i.
To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”

ii.
Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”

iii.
Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).

iv.
The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.

v.
In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi.
In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.

c. Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d. 10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

i.
If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.	The 10% penalty tax will not apply to the following distributions:

APP TAX-4

1.	Distributions made on or after the date the recipient has attained the age of 59½.

2.	Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

3.	Distributions attributable to a recipient becoming disabled.

4.
A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).

5.	Distributions made under certain annuities issued in connection with structured settlement agreements.

6.	Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).

7.	Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e. Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f. Required Distributions

i.	Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.
If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.	If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

3.
If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.	Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.

iii.	Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.

iv.	Civil Union or Domestic Partner
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.

APP TAX-5

g. Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h. Partial Exchanges.
The IRS, in Rev. Rul. 2003-76, confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract’s cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a “partial exchange”).
The IRS issued additional guidance, Rev. Proc. 2011-38, that addresses partial exchanges. Rev. Proc. 2011-38 modifies and supersedes Rev. Proc. 2008-24 and applies to the direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies and is effective for transfers that are completed on or after October 24, 2011. The Rev. Proc. does not apply to transactions to which the rules for partial annuitization under Code Section 72(a)(2) apply.
Under Rev. Proc. 2011-38, a transfer within the scope of the Rev. Proc. will be treated as a tax-free exchange under Section 1035 if no amount, other than an amount received as an annuity for a period of 10 years or more or during one or more lives, is received under either the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, the date the contract is placed in-force). A subsequent direct transfer of all or a portion of either contract is not taken into account for purposes of this characterization if the subsequent transfer qualifies (or is intended to qualify) as a tax-free exchange under Code Section 1035.
If a transfer falls within the scope of the Rev. Proc. but is not described above (for example - if a distribution is made from either contract within the 180 day period), the transfer will be characterized in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. The IRS will not require aggregation (under Code Section 72(e)(12)) of an original, preexisting contract with a second contract that is the subject of a tax-free exchange, even if both contracts are issued by the same insurance company, but will instead treat the contracts as separate annuity contracts. The applicability of the IRS’s partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange or split of annuity contracts.
3. Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:

•	no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•	no more than 70% is represented by any two investments,

•	no more than 80% is represented by any three investments and

•	no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4. Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has

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stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D. Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:

1.
Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

2.
Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E. General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F. Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate

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Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H. Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by Hartford The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.

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The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1. Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

a.	Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (“RMDs”) when the Owner reaches age 70½ or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59½ or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

b.	SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

c.	SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a

APP TAX-9

SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

d.	Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion (special rules apply to 2010 conversions). In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be

APP TAX-10

permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

a.	after the employee reaches age 59½;

b.	upon the employee’s separation from service;

c.	upon the employee’s death or disability;

d.	in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.	as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4. Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount, equal to $15,000 for 2006 and thereafter $18,000 for 2017. The Plan may provide for additional “catch-up” contributions . In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70½, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts

APP TAX-11

under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
6. Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (“RMDs”). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

a.	Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59½. However, this 10% penalty tax does not apply to a distribution that is either:

(i)	made to a beneficiary (or to the employee’s estate) on or after the employee’s death;

(ii)	attributable to the employee’s becoming disabled under Code Section 72(m)(7);

(iii)
part of a series of substantially equal periodic payments (not less frequently than annually - “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)
(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)
(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)	not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;

(vii)	certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

(viii)	made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or

(ix)	made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

(x)	made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

(xi)	not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(xii)	for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% penalty tax will be applied retroactively

APP TAX-12

to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

b.	RMDs and 50% Penalty Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of -

(i)	the calendar year in which the individual attains age 70½, or

(ii)
(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

A special rule applies to individuals who attained age 70½ in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over -

(a)	the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b)	over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a qualifying designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.
7. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.

APP TAX-13

8. Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either -

a.	an RMD amount;

b.
one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.	any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE

APP TAX-14

Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be re-contributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken. Other rules and exceptions may apply, so please consult with a qualified tax adviser.

APP I-1

Table of Contents

Page
Premium Security Death Benefit	APP I-2
Asset Protection Death Benefit	APP I-3
The Hartford’s Principal First	APP I-5
The Hartford’s Principal First Preferred	APP I-6
The Hartford’s Lifetime Income Builder	APP I-6
The Hartford’s Lifetime Income Foundation	APP I-8
The Hartford’s Lifetime Income Builder II	APP I-12
The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios	APP I-16
MAV Plus	APP I-30
Annuity Commencement Date Deferral Option	APP I-32

APP I-2

Premium Security Death Benefit
Example 1
Assume that:

•	You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we receive proof of Death, your Contract Value was $117,403, and your Maximum Anniversary Value was $106,000.
Calculation of Premium Security Death Benefit
To calculate the Premium Security Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$117,403],

•	Total Premium Payments adjusted for any partial Surrenders [$100,000 – $8,000 = $92,000]

•
The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $106,000 = $143,903]; the lesser (a) and (b) is $106,000.

The Premium Security Death Benefit is the greatest of these three values, which is $117,403.
Example 2
Assume that:

•	You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	On the day we receive proof of Death, your Contract Value was $120,000,

•	Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).
Calculation of Premium Security Death Benefit
To calculate the Premium Security Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$120,000],

•	Total Premium Payments adjusted for any partial Surrenders [$57,857 (see below)],

•
The lesser of (a) Your Maximum Anniversary Value [$83,571 (see below)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Premium Security Death Benefit is the greatest of these three values, which is $120,000.
Adjustment for Partial Surrender for Total Premium Payments
The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.
Adjustment for Partial Surrender for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $140,000 – $10,000 = $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 – (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

APP I-3

Asset Protection Death Benefit
Example 1
Assume that:

•	You purchased your Contract with the Asset Protection Death Benefit, because You and/or Your Annuitant were over age 80 on the issue date,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we receive proof of Death, your Contract Value was $117,403,

•	Your Maximum Anniversary Value was $106,000.
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$117,403],

•
The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$100,000 – $8,000 = $92,000] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $92,000 = $140,403]; the lesser of (a) and (b) is $92,000.

•
The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $106,000 = $143,903]; the lesser (a) and (b) is $106,000.

The Asset Protection Death Benefit is the greatest of these three values, which is $117,403.
Example 2
Assume that:

•	You purchased your Contract with the Asset Protection Death Benefit because You and/or Your Annuitant were over age 80 on the issue date,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	On the day we receive proof of Death, your Contract Value was $120,000,

•	Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$120,000],

•
The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% x $57,857 = $134,464]; the lesser (a) and (b) is $57,857,

•
The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.
Example 3
Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then we recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

•	First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$120,000],

APP I-4

•
The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% × $57,857 = $134,464]; the lesser (a) and (b) is $57,857.

•
The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% ($83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.

APP I-5

The Hartford’s Principal First
Example 1: Assume you select The Hartford’s Principal First when you purchase your Contract and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then

•	Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

•	Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then

•	Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

•	Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.
Example 7: If you elect to “step up” The Hartford’s Principal First after the 5th year, assuming you have made no withdrawals, and your Contract Value at the time of step up is $200,000, then

•	We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

•	Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

APP I-6

The Hartford’s Principal First Preferred
Example 1: Assume you select The Hartford’s Principal First Preferred when you purchase your Contract and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then

•	Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

•	Your Benefit Payment is $7,500, which is your new Benefit Amount ($150,000) multiplied by 5%.
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then

•	Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).

•	Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.
The Hartford’s Lifetime Income Builder
For all examples Your Guaranteed Minimum Death Benefit is the greater of the Benefit Amount and the Contract Value on the date of due proof of death.
Example 1: Assume you select The Hartford’s Lifetime Income Builder when you purchase your Contract, you are younger than age 60, and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

APP I-7

•
Your Lifetime Benefit Payment is zero. The Lifetime Benefit Payment will be set equal to the Benefit Amount multiplied by 5% on the Contract Anniversary immediately following the Older Owner’s 60th birthday.

Example 2: Assume the same facts as Example 1. Also assume that you make no additional premium payments and take no withdrawals during the first Contract Year and that the Contract Value on your first anniversary is $105,000.

•
At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

•	($105,000 / $100,000) – 1 = .05 = 5%.

•	Your Benefit Amount is $105,000, which is your previous Benefit Amount plus the automatic Benefit Amount increase.

•	Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$105,000 × .0075 = $787.50, this amount is deducted from the Contract Value.
Example 3: Assume the same facts as Example 1. Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.

•	Your initial Benefit Amount is $100,000.

•	Your Benefit Payment is $5,000.

•	After the partial Surrenders of $1,000, your Benefit Amount is $99,000.

•	There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

•
At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($99,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

•	($99,000/$100,000) - 1 = -.01 subject to the minimum of 0%

•	Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.

•
Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$99,000 × .0075 = $742.50, this amount is deducted from the Contract Value.
Example 4: Assume the same facts as Example 3. Assume that an additional premium payment of $20,000 is made in Contract Year 2 and that, just prior to the payment, the Contract Value was $96,000.

•	At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.

•	Your Benefit Payment is $5,000.

•	Your Benefit Amount after the premium payment is $119,000.

•	Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.
Example 5: Assume the same facts as Example 4. Assume that at the on the following anniversary (the end of Contract Year 2) the Contract Value is $118,000 and that no withdrawals were taken in Contract Year 2.

•	After premium payment, your Benefit Amount is $119,000.

•	Your Benefit Payment is $5,950.

•
At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($118,000) divided by the Maximum Contract Value ($120,000), less 1 subject to a minimum of 0% and a maximum of 10%.

•	($118,000 / $120,000) – 1 = –.01667 subject to a minimum of 0%

•	Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.

•	Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$119,000 × .0075 = $892.50, this amount is deducted from the Contract Value.
Example 6: Assume the same facts as Example 5. Assume that in the third Contract Year, a $35,000 partial Surrender is taken. The partial Surrender includes a Contingent Deferred Sales Charge. The withdrawal lowered the Contract Value from $115,000 to $80,000.

•	At the beginning of Contract Year 3, your initial Benefit Amount is $119,000.

APP I-8

•	Your Benefit Payment is $5,950.

•	Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows

•	(i) the Contract Value immediately following the partial withdrawal: $80,000.

•	(ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: $119,000 – $35,000 =$84,000.

•	Your new Benefit Amount is $80,000.

•	Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.
Example 7: Assume that on the Contract Anniversary immediately following the Older Owner’s 60th birthday, the Contract Value is $200,000.

•	Your Benefit Amount after the automatic increase calculation is $200,000.

•	Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$200,000 × .0075 = $1500, this amount is deducted from the Contract Value.
Example 8: Assume the owner withdraws $9,000 when, just prior to the partial Surrender, the Benefit Payment is$10,000; the Lifetime Benefit Payment is $7,000; the Benefit Amount $80,000 and the Contract Value is $85,000.

•	Your Benefit Amount is $80,000 before the partial Surrender.

•	Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.

•	There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

•
Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater than the annual Lifetime Benefit Payment.

Example 9: Assume the owner withdraws $12,000 when, just prior to the partial Surrender, the Benefit Payment is$10,000; the Lifetime Benefit Payment is $7,000; the Benefit Amount $80,000 and the Contract Value is $85,000.

•	Your Benefit Payment is $80,000 before the partial Surrender.

•	Your Benefit Amount after the partial Surrender is $68,000.

•
It is the lesser of Contract Value after the partial Surrender ($73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.

•	Your Benefit Amount will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrenders. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.

•
Your Lifetime Benefit Payment will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

Example 10:  Assume the same facts as Example 1.  Also assume that you take a $5,000 partial Surrender in the first, second and third Contract Years and that the Contract Value on your third Anniversary is $80,000.  Assume that an additional Premium Payment of $6,000 is made on the third Anniversary.

•	Your initial Benefit Amount was $100,000 prior to the partial Surrenders.

•	After partial Surrenders of $5,000 in each of the first three policy years, your Benefit Amount is $85,000.

•	The Benefit Amount after the additional Premium Payment is $91,000 = $85,000 + $6,000.

•	Your Benefit Payment will be reset upon the additional Premium Payment to $4,550 = 5% * $91,000. The Benefit Payment is now lower after the subsequent Premium Payment was made.
The Hartford’s Lifetime Income Foundation
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $5,000, which is 5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

APP I-9

•	Your Threshold is $4,500, which is 4.5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 5%, which is based on your age.

•	Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 6% based on your age. Your Contract Value on the most recent Contract Anniversary is $105,000.

•
Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value on the most recent Contract Anniversary and your Payment Base.

•	You take a partial Surrender of $6,000.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $300.

•	Your Contract Value after the withdrawal is $99,000.

•	Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 4.5%, which is based on your age.

•	Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percent is 5.5% based on your age. Your Contract Value on the most recent Contract Anniversary is $106,500.

•
Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value on the most recent Contract Anniversary and your Payment Base.

•	You take a partial Surrender of $5,500.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

•	Your Contract Value after the withdrawal is $101,000.

•	Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $5,000.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

APP I-10

•	The annual charge for The Hartford’s Lifetime Income Foundation is 0.30% of the Payment Base.

•	$99,000 × 0.30% = $297, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $4,500.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for The Hartford’s Lifetime Income Foundation is 0.30% of the Payment Base.

•	$99,000 × 0.30% = $297, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,950.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•
Your Threshold amount is $5,950, which is 5% of the greater the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.

•	Payment or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,455.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•
Your Threshold amount is $5,355, which is 4.5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 11: Assume the older Covered Life is 74 (Single Life). Assume the Owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
After the partial Surrender:

APP I-11

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 6% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender
Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 5.5% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 6%.

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700.
After the partial Surrender:

•
Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 5.5%.

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,975.
After the partial Surrender:

•
Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

APP I-12

The Hartford’s Lifetime Income Builder II
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $5,000, which is 5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $4,500, which is 4.5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 5%, which is based on your age.

•	Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 6% based on your age. Your Contract Value at the beginning of the year is $105,000.

•
Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

•	You take a partial Surrender of $6,000.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $300.

•	Your Contract Value after the withdrawal is $99,000.

•	Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 4.5%, which is based on your age.

•	Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percent is 5.5% based on your age. Your Contract Value at the beginning of the year is $106,500.

•
Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

•	You take a partial Surrender of $5,500.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

•	Your Contract Value after the withdrawal is $101,000.

•	Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.

APP I-13

Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $5,000.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($95,000/$100,000) – 1 = –.05 subject to the minimum of 0%.

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for The Hartford’s Lifetime Income Builder II is 0.75% of the Payment Base after the automatic increase calculation.

•	$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $4,500.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($95,000/$100,000) – 1 = -.05 subject to the minimum of 0%.

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for The Hartford’s Lifetime Income Builder II is 0.75% of the Payment Base after the automatic increase calculation.

•	$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,950.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•
Your Threshold amount is $5,950, which is 5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.

APP I-14

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,455.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•
Your Threshold amount is $5,355, which is 4.5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 11: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 6% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 5.5% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 6%.

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700.
After the partial Surrender:

•
Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

APP I-15

Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
•Your Withdrawal Percent was previously locked in at 5.5%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,975.
After the partial Surrender:

•
Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 – (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

Example 15: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $110,000.
Prior to the Contract Anniversary:

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $5,000, which is 5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($110,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($110,000/$100,000) – 1 = .10 subject to the maximum of 10%.

•	Your Payment Base is $110,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

•	Your Threshold amount for the Contract Year is $5,500, which is your new Payment Base multiplied by 5%.

•	Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.
Example 16: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $105,000.
Prior to the Contract Anniversary:

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $4,500, which is 4.5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($105,000/$100,000) – 1 = .05 subject to the maximum of 10%.

•	Your Payment Base is $105,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

•	Your Threshold amount for the Contract Year is $4,725, which is your new Payment Base multiplied by 4.5%.

•	Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.
Example 17: Spousal Contract Continuation
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000. The values for the rider are impacted as follows:

APP I-16

Payment Base = $150,000 (greater of Contract Value or Payment Base on date of continuation)
WP = existing Withdrawal Percent if partial Surrender have been taken, or else it is set using the remaining Spouse’s attained age on the Contract Anniversary prior to the first partial Surrender (for this example we will say it is 6%).
Lifetime Benefit Payment = $9,000 (WP × greater of Payment Base or Contract Value on date of continuation)
Death Benefit = $150,000 (Contract Value on date of continuation)
Maximum Contract Value (LIB II Only) = $150,000 (Contract Value on date of continuation)
The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Withdrawal Percent	5%	5%
	Based on your age	Based on your age
Lifetime Benefit Payment	$5,000	$5,000
	5% of your Payment Base	5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Example 4: Assume the same contract issue facts as Example 3 (Single Life), however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 6% based on your age. Your Contract Value at the beginning of the year is $105,000. Your Contract Value upon attaining age 70 is $105,500.

APP I-17

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Lifetime Benefit Payment	$6,330	$6,300
	Withdrawal Percent multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	Withdrawal Percent multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percent	6%(1)	6%(1)
Lifetime Benefit Payment	$330	$300
	Remaining for Contract Year	Remaining for Contract Year
Contract Value after the withdrawal	$99,000	$99,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment
Withdrawal Percent	4.5%	4.5%
	Ÿ Based on your age	Ÿ Based on your age
Lifetime Benefit Payment	$4,500	$4,500
	4.5% of your Payment Base	4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Equal to your initial Premium Payment	Equal to your initial Premium Payment

(1)
The Withdrawal Percentage will remain for the duration of your Contract unless an automatic Payment Base increase occurs on a future anniversary and a new Withdrawal Percent age band is applicable; if no automatic Payment Base increase occurs on a future anniversary where a new Withdrawal Percent age band is applicable, your Withdrawal Percent will remain as is.

Example 6: Assume the same contract issue facts as Example 5 (Joint/Spousal), however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 5.5% based on your age. Your Contract Value at the beginning of the Contract Year is $110,000. Your Contract Value upon attaining age 70 is $111,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Lifetime Benefit Payment	$6,105	$6,050
	Withdrawal Percent multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	Withdrawal Percent multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

APP I-18

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Withdrawal Percent	5.5% (1)	5.5%(1)
Lifetime Benefit Payment	$105	$50
	Remaining for Contract Year	Remaining for Contract Year
Contract Value after the withdrawal	$105,000	$105,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	Prior Death Benefit reduced by withdrawal	Prior Death Benefit reduced by the withdrawal
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percent	5%(1)	5%(1)
Threshold	$4,000	$4,000
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 4%, subject to minimum of 0%, No change to the Payment Base	Your current Payment Base
Threshold	$4,950	$4,950
	5% of your Payment Base	5% of your Payment Base
Rider Charge	$841.50	$1,138.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing

APP I-19

Example 8: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $105,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percent	5%(1)	5%(1)
Threshold	$4,000	$4,000
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
	The ratio is the Contract Value ($105,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 6%, subject to minimum of 0% and maximum of 10%	Your current Payment Base
Threshold	$5,250	$5,250
	5% of your Payment Base	5% of your Payment Base
Rider Charge	$892.50	$1,207.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing
Example 9: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$4,500	$4,500
Guaranteed Minimum Death Benefit	$100,000	$100,000

APP I-20

Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Prior Payment Base reduced by withdrawal	Prior Payment Base reduced by withdrawal
Withdrawal Percent	4.5%(1)	4.5%(1)
Threshold	$3,500	$3,500
	Remaining for the Contract Year	Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Prior Death Benefit reduced by the withdrawal	Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	Greater of the Contract Value prior to the rider charge being taken, or
	Resulting in 4%, subject to minimum of 0%, No change to the Payment Base	Your current Payment Base
Threshold	$4,455	$4,455
	4.5% of your Payment Base	4.5% of your Payment Base
Rider Charge	$841.50	$1,138.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	No change due to anniversary processing	No change due to anniversary processing
Example 10: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $121,000.
Values prior to the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,950	$4,950
Guaranteed Minimum Death Benefit	$99,000	$99,000

APP I-21

Values after the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	Prior Payment Base increased by the Premium Payment	Prior Payment Base increased by the Premium Payment
Threshold	$6,050	$5,950
	Withdrawal Percent multiplied by the greater of your current Payment Base or Contract Value	Withdrawal Percent multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	Prior Death Benefit increased by the Premium Payment	Prior Death Benefit increased by the Premium Payment
Example 11: Assume the same facts as Example 9 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $125,000.
Values prior to the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,455	$4,455
Guaranteed Minimum Death Benefit	$99,000	$99,000
Values after the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	Prior Payment Base increased by the Premium Payment	Prior Payment Base increased by the Premium Payment
Threshold	$5,625	$5,355
	Withdrawal Percent multiplied by the greater of your current Payment Base or Contract Value	Withdrawal Percent multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	Prior Death Benefit increased by the Premium Payment	Prior Death Benefit increased by the Premium Payment
Example 12: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,000 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000.

APP I-22

Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	6%(1)	6%(1)
Lifetime Benefit Payment	$300	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,300	Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
Example 13: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $2,750 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000.
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	5.5%(1)	5.5%(1)
Lifetime Benefit Payment	$275	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,025	Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender

APP I-23

Example 14: Assume the same facts as Example 12 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	6%	6%
Lifetime Benefit Payment	$300	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,300	Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$49,323	$49,038
	Proportional reduction: 1-($700/($52,000-$300)	Proportional reduction: 1-($1000/$52,000)
Lifetime Benefit Payment	$0	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$46,068	$46,096
	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above

APP I-24

Example 15: Assume the same facts as Example 13 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
Withdrawal Percent	5.5%	5.5%
Lifetime Benefit Payment	$275	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,025	Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$48,230	$47,959
	Proportional reduction: 1-($1,725/($49,000-$275)	Proportional reduction: 1-($2,000/$49,000)
Lifetime Benefit Payment	$0	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$45,312	$45,321
	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above
Example 10: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $121,000.
Values prior to the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,950	$4,950
Guaranteed Minimum Death Benefit	$99,000	$99,000

APP I-25

Values after the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	Prior Payment Base increased by the Premium Payment	Prior Payment Base increased by the Premium Payment
Threshold	$6,050	$5,950
	Withdrawal Percent multiplied by the greater of your current Payment Base or Contract Value	Withdrawal Percent multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	Prior Death Benefit increased by the Premium Payment	Prior Death Benefit increased by the Premium Payment
Example 11: Assume the same facts as Example 9 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $125,000.
Values prior to the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,455	$4,455
Guaranteed Minimum Death Benefit	$99,000	$99,000
Values after the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	Prior Payment Base increased by the Premium Payment	Prior Payment Base increased by the Premium Payment
Threshold	$5,625	$5,355
	Withdrawal Percent multiplied by the greater of your current Payment Base or Contract Value	Withdrawal Percent multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	Prior Death Benefit increased by the Premium Payment	Prior Death Benefit increased by the Premium Payment

APP I-26

Example 12: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,000 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000.
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	6%(1)	6%(1)
Lifetime Benefit Payment	$300	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,300	Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
Example 13: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $2,750 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000.
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	5.5%(1)	5.5%(1)
Lifetime Benefit Payment	$275	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,025	Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender

APP I-27

Example 14: Assume the same facts as Example 12 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Partial Surrender did not exceed the Lifetime Benefit Payment	Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	6%	6%
Lifetime Benefit Payment	$300	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,300	Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	Prior Death Benefit reduced by the partial Surrender	Prior Death Benefit reduced by the partial Surrender
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$49,323	$49,038
	Proportional reduction: 1-($700/($52,000-$300)	Proportional reduction: 1-($1000/$52,000)
Lifetime Benefit Payment	$0	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$46,068	$46,096
	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above

APP I-28

Example 15: Assume the same facts as Example 13 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
Withdrawal Percent	5.5%	5.5%
Lifetime Benefit Payment	$275	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
	Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	Available Lifetime Benefit Payment was $3,025	Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$48,230	$47,959
	Proportional reduction: 1-($1,725/($49,000-$275)	Proportional reduction: 1-($2,000/$49,000)
Lifetime Benefit Payment	$0	$0
	Remaining Lifetime Benefit Payment for the Contract Year	Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$45,312	$45,321
	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above

APP I-29

Example 22
Assume the following Contract values:
Contract Value = $3,000
Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,800 (exceeds rider limit)
New Contract Value = $200

•	Minimum Account Rule is reached as remaining Contract Value is reduced below the Minimum Account Rule under the contract, $500 (varies by state) and the Partial Surrender exceeded the rider limit

•	Contract is fully liquidated
Example 23: Automatic Payment Base Increase to Relevant Covered Life Attained age 90. Assume that you select a Single Life option. Your Withdrawal Percentage is 7.5%, which is based on your age (85) at the time of your first withdrawal. Your Lifetime Benefit Payment prior to contract anniversary is $7,500. You are now age 90 and your anniversary is being processed. Your Contract Value on your anniversary is $120,000.
Values prior to anniversary:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Withdrawal Percentage	7.5%	7.5%
Lifetime Benefit Payment	$7,500	$7,500
Guaranteed Minimum Death Benefit	$92,500	$92,500
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$120,000
	The ratio is the Contract Value ($120,000) divided by current Payment Base ($100,00), less 1 results in 20%, capped at 10%	Greater of the Contract Value prior to the rider charge being taken, or Your Payment Base
Withdrawal Percentage	8%	8%
	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased
Lifetime Benefit Payment	$8,800	$9,600
Rider Charge	$935	$1,380.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$92,500	$92,500
	No change due to anniversary processing	No change due to anniversary processing

APP I-30

Example 24: Deferral Illustration. Assume that on your birthday in September 2008 you are 60. You purchase the Contract in November 2008 and select The Hartford’s Lifetime Income Builder Portfolios with the Single Life option. Assume no growth in Contract Value.

Feature	No partial Surrenders in first 5 years of the rider	Partial Surrender in second year of the rider
Withdrawal Percentage at issue	5%	5%
Payment Base at issue	$100,000	$100,000
Lifetime Benefit Payment at issue	$5,000	$5,000
Withdrawal Percentage on birthday in September 2013 when Relevant Covered Life is age 65	Increased to 5.5%	Remains at 5%
Payment Base on birthday	$100,000	$100,000
	No change due to birthday	No change due to birthday
Lifetime Benefit Payment on birthday	Increased to $5,500	Remains at $5,000
Anniversary in November 2013 - Contract Value is less than current Payment Base, so there is no change to the Payment Base	$100,000	$100,000
Withdrawal Percentage	5.5%	5%
Lifetime Benefit Payment	$5,500	$5,000
MAV Plus
Example 1
Assume that:

•	You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we receive proof of Death, your Contract Value was $117,403,

•	Your Maximum Anniversary Value was $106,000,

•
The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Premium Security Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

Adjustment for Partial Surrenders for Earnings Protection Benefit
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

•
We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 – $100,000 – $0 + $0 = $9,273].

Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.
Calculation of Contract gain
We would calculate the Contract gain as follows:

•	Contract Value on the day we receive proof of Death [$117,403],

•	Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

•	Add any adjustments for partial Surrenders [$0], So the Contract gain equals $17,403.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:

•	We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

•	plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

•	minus any adjustments for partial Surrenders ($0),
Which equals $100,000. The cap is 200% of $100,000, which is $200,000.
MAV Plus Death Benefit Amount is $106,000. (See Example 1 under Premium Security Death Benefit for details of calculation.)

APP I-31

Adjusted Total Premium Payment Amount is $92,000. (See Example 1 under MAV Plus/EPB Death Benefit for details of calculation.)
MAV Plus Death Benefit
In this situation the cap does not apply, so we take the Contract Value on the date we receive proof of death and adds 40% of gain [$117,403 + 40% (17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the Death Benefit.
Example 2
Assume that:

•	You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)),

•	On the day we receive proof of Death, your Contract Value was $120,000,

•	The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.
Adjustment for Partial Surrenders
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

•
We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 – $100,000 – $0 + $0 = $50,000].

Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.
Calculation of Contract gain
We would calculate the Contract gain as follows:

•	Contract Value on the day we receive proof of Death [$120,000],

•	Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

•	Add any adjustments for partial Surrenders [$10,000], So the Contract gain equals $30,000.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:

•	We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

•	plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

•	minus any adjustments for partial Surrenders ($10,000),
Which equals $90,000. The cap is 200% of $90,000, which is $180,000.
Adjustment for Partial Surrenders for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 – $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 minus $10,000 = $140,000. The proportional factor is 1 – (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
Death Benefit with Earnings Protection Benefit
In this situation the cap does not apply, so we take 40% of Contract gain on the day we receive proof of death $30,000 or $12,000 and add that to the Contract Value on the date we receive proof of death. Therefore, the Earnings Protection Benefit is [40% ($30,000) + $120,000], which equals $132,000.

APP I-32

Annuity Commencement Date Deferral Option
T his example does not represent your actual Contract. It uses hypothetical amounts, not your actual Contract amounts.
This example is intended to help you compare the total and taxable amounts of annuity payments if you annuitize your contract on its Annuity Commencement Date to the total and taxable amounts of annuity payments if you elect the Deferral Option and either die at age 100 under circumstances which trigger payment of a Death Benefit or annuitize your contract on the Annuitant’s 100 th birthday.
Because the amounts used below are assumptions and do not represent your actual Contract amounts, this example should not be considered to be a representation of the actual total or taxable amounts nor a representation of the tax consequences of receipt of those total or taxable amounts. The consequences of receipt of those total and taxable amounts depend on many factors outside the scope of this example.
This example assumes that on the Annuity Commencement Date:
The annuitant is age 90.
The Contract Value is $250,000.
The investment (tax basis) in the Contract is $175,000.
The Contract is non-Qualified.
The amounts shown in this example will vary depending on the annuitization option chosen and whether variable payouts, fixed payouts or a combination of variable and fixed payouts are elected. In addition, the exclusion ratio depends on factors including the investment into the Contract, the Contract Value and the length of time that annuity payments will continue. For Payout Options which include a Life Annuity, the exclusion ratio may also depend on the annuitant’s life expectancy at the time annuity payments begin.
As you consider this example, please note that to make a direct comparison between the total and taxable amounts received through annuitization at the Annuity Commencement Date (age 90) and received at the Deferred Annuity Commencement Date, you must calculate the results of investment of the amount received at age 90 for the ten-year period until age 100. Factors to consider in this calculation include:
•The assumed net rate of return for this period;
•The amount payable in taxes related to this amount; and
•Potential changes in laws including tax laws that may affect investment and taxes.
Total and taxable amounts if the Contract is annuitized on the Annuity Commencement Date:
To calculate the total and taxable amounts, this example assumes:
The election of the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option.
The annual payment is assumed to equal to $25,660. This amount is calculated based on the assumed contract value of $250,000 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $256,600 ($25,660 per year times 10 years) will be received.
Based on these assumptions:
The exclusion ratio is 0.682 ($175,000 divided by $256,600). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($25,660 times 0.682). This represents the portion of your annual payment that is excludable from federal income tax. The annual taxable amount is the remainder, $8,160 ($25,660 minus $17,500).
After 10 years, the total taxable amount is $81,600 ($8,160 per year times 10 years).
Total and taxable amounts if the Annuity Commencement Date Deferral Option is elected and the Annuity Commencement Date is deferred to age 100 and the Contract has positive net returns through age 100:
This example assumes:
The Contract has a 4% annual growth, net of fees, compounded annually, for the next ten years.
Based on this assumption, the Contract Value at age 100 is $370,061 ($250,000 times (1+ .04) compounded each year for ten years).
If a Death Benefit is payable at age 100:
The beneficiary receives the $370,061 Contract Value as a Death Benefit in one lump sum.
$195,061 (the total amount minus the investment in the Contract, or $370,061 minus $175,000) of the amount is taxable to the beneficiary.
If annuitization is elected at age 100 using the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:

APP I-33

The annual payment is assumed to equal to $37,960. This amount is calculated based on the assumed contract value of $370,061 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $379,600 ($37,960 per year times 10 years) will be received.
Based on this assumption:
The exclusion ratio will be 0.461 ($175,000 divided by $379,600). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($37,960 times 0.461). This represents the portion of your annual payment that is excludable from federal income tax.
The annual taxable amount is the remainder, $20,460 ($37,960 minus $17,500).
After 10 years, the total taxable amount is $204,600 ($20,460 per year times 10 years).
Total and taxable amounts if the Annuity Commencement Date Deferral Option is elected, the Annuity Commencement Date is deferred to age 100 and the Contract has negative net returns through age 100:
This example assumes:
The Contract has a -2% annual growth, net of fees, compounded annually, for the next ten years.
Based on this assumption, the Contract Value at age 100 is $204,268 ($250,000 times (1 -.02) compounded each year for ten years).
If a Death Benefit is payable at age 100:
The beneficiary receives the $204,268 Contract Value as a Death Benefit in one lump sum.
$29,268 (the total amount minus the investment in the Contract, or $204,268 minus $175,000) of the amount is taxable to the beneficiary.
If annuitization is elected at age 100 using the ten year Payments for a Period Certain, Fixed Dollar Amount Annuity Payout Option:
This example assumes:
The annual payment is assumed to equal to $20,983. This amount is calculated based on the assumed contract value of $204,268 and a crediting rate of 0.56%. The crediting rate is set by us periodically using current interest rates and other factors.
After 10 years, total payments of $209,830 ($20,983 per year times 10 years) will be received.
Based on this assumption:
The exclusion ratio will be 0.834 ($175,000 divided by $209,830). The exclusion ratio represents the portion of your payments that are excludable from federal income tax.
The annual excludable amount is $17,500 ($20,983 times 0.834). This represents the portion of your annual payment that is excludable from federal income tax.
The annual taxable amount is the remainder or $3,483 ($20,983 minus $17,500).
After 10 years, total taxable amount is $34,830 ($3,483 per year times 10 years).

APP II-1

Appendix II - Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. There are two tables below reflecting the Accumulation Unit Values for Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company. The tables show only the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits. Tables showing all classes of Accumulation Unit Values corresponding to all combinations of optional benefits appear in the Statement of Additional Information, which you may obtain free of charge by contacting us at 1-800-862-6668.

Hartford Life Insurance Company

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.420	$14.465	$13.723	$11.992	$10.748	$11.266	$10.379	$8.474	$12.337	$11.910
Accumulation Unit Value at end of period	$14.821	$14.420	$14.465	$13.723	$11.992	$10.748	$11.266	$10.379	$8.474	$12.337
Number of Accumulation Units outstanding at end of period (in thousands)	198	229	257	293	400	460	467	533	544	384
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.604	$16.832	$16.137	$14.251	$12.907	$13.671	$12.728	$10.502	$—	$—
Accumulation Unit Value at end of period	$16.888	$16.604	$16.832	$16.137	$14.251	$12.907	$13.671	$12.728	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	1	1	—	—	—	—
AB VPS International Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.829	$8.132	$8.382	$7.516	$6.627	$8.021	$7.238	$5.282	$10.517	$10.365
Accumulation Unit Value at end of period	$7.160	$7.829	$8.132	$8.382	$7.516	$6.627	$8.021	$7.238	$5.282	$10.517
Number of Accumulation Units outstanding at end of period (in thousands)	26	34	36	61	106	121	107	104	62	8
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.774	$15.508	$16.153	$14.637	$13.042	$15.952	$14.546	$10.728	$—	$—
Accumulation Unit Value at end of period	$13.370	$14.774	$15.508	$16.153	$14.637	$13.042	$15.952	$14.546	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
AB VPS International Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.501	$9.428	$10.242	$8.479	$7.545	$9.517	$9.272	$7.012	$15.252	$14.678
Accumulation Unit Value at end of period	$9.276	$9.501	$9.428	$10.242	$8.479	$7.545	$9.517	$9.272	$7.012	$15.252
Number of Accumulation Units outstanding at end of period (in thousands)	550	647	758	862	1,233	1,361	1,365	1,436	1,638	1,202
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.353	$13.390	$14.699	$12.298	$11.059	$14.096	$13.878	$10.606	$—	$—
Accumulation Unit Value at end of period	$12.900	$13.353	$13.390	$14.699	$12.298	$11.059	$14.096	$13.878	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	9	11	11	4	4	2	—	—	—
AB VPS Small/Mid-Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.509	$19.944	$18.601	$13.733	$11.778	$13.098	$10.514	$7.488	$11.843	$11.853
Accumulation Unit Value at end of period	$22.732	$18.509	$19.944	$18.601	$13.733	$11.778	$13.098	$10.514	$7.488	$11.843
Number of Accumulation Units outstanding at end of period (in thousands)	71	76	95	119	150	163	164	173	191	198
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)

APP II-2

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Accumulation Unit Value at beginning of period	$25.070	$27.297	$25.729	$19.195	$16.637	$18.696	$15.165	$10.916	$—	$—
Accumulation Unit Value at end of period	$30.467	$25.070	$27.297	$25.729	$19.195	$16.637	$18.696	$15.165	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	—	—	—	—	—	—	—
AB VPS Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.628	$13.823	$12.680	$9.440	$8.302	$8.767	$7.995	$6.712	$11.562	$12.259
Accumulation Unit Value at end of period	$13.831	$12.628	$13.823	$12.680	$9.440	$8.302	$8.767	$7.995	$6.712	$11.562
Number of Accumulation Units outstanding at end of period (in thousands)	227	270	310	385	564	706	806	882	935	686
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.206	$20.140	$18.669	$14.045	$12.482	$13.320	$12.276	$10.415	$—	$—
Accumulation Unit Value at end of period	$19.732	$18.206	$20.140	$18.669	$14.045	$12.482	$13.320	$12.276	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	—	1	1	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.974	$19.201	$17.474	$13.559	$11.863	$12.399	$10.775	$8.082	$14.331	$12.414
Accumulation Unit Value at end of period	$20.117	$18.974	$19.201	$17.474	$13.559	$11.863	$12.399	$10.775	$8.082	$14.331
Number of Accumulation Units outstanding at end of period (in thousands)	853	972	1,148	1,415	1,983	2,436	2,905	3,153	3,408	2,886
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.275	$22.779	$20.949	$16.427	$14.523	$15.341	$13.472	$10.212	$—	$—
Accumulation Unit Value at end of period	$23.369	$22.275	$22.779	$20.949	$16.427	$14.523	$15.341	$13.472	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	9	12	13	3	3	—	—	—	—
Fidelity VIP Dynamic Capital Appreciation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.503	$14.587	$13.395	$9.845	$8.183	$8.552	$7.365	$5.511	$9.548	$9.642
Accumulation Unit Value at end of period	$14.652	$14.503	$14.587	$13.395	$9.845	$8.183	$8.552	$7.365	$5.511	$9.548
Number of Accumulation Units outstanding at end of period (in thousands)	12	23	25	27	36	11	10	8	3	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.796	$26.220	$24.330	$18.071	$15.179	$16.030	$13.951	$10.550	$—	$—
Accumulation Unit Value at end of period	$25.789	$25.796	$26.220	$24.330	$18.071	$15.179	$16.030	$13.951	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Fidelity VIP Equity-Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.344	$15.220	$14.257	$11.333	$9.838	$9.932	$8.782	$6.870	$12.208	$12.249
Accumulation Unit Value at end of period	$16.616	$14.344	$15.220	$14.257	$11.333	$9.838	$9.932	$8.782	$6.870	$12.208
Number of Accumulation Units outstanding at end of period (in thousands)	314	352	392	459	602	694	819	909	991	803
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.876	$21.313	$20.175	$16.207	$14.217	$14.504	$12.960	$10.246	$—	$—
Accumulation Unit Value at end of period	$22.784	$19.876	$21.313	$20.175	$16.207	$14.217	$14.504	$12.960	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	1	—	1	1	—	—	—

APP II-3

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Fidelity VIP Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.843	$17.911	$16.394	$12.249	$10.879	$11.058	$9.072	$7.204	$13.892	$11.145
Accumulation Unit Value at end of period	$18.646	$18.843	$17.911	$16.394	$12.249	$10.879	$11.058	$9.072	$7.204	$13.892
Number of Accumulation Units outstanding at end of period (in thousands)	163	170	158	182	218	244	261	306	307	176
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.479	$23.513	$21.749	$16.421	$14.739	$15.140	$12.551	$10.072	$—	$—
Accumulation Unit Value at end of period	$23.970	$24.479	$23.513	$21.749	$16.421	$14.739	$15.140	$12.551	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.391	$20.030	$19.195	$14.355	$12.733	$14.513	$11.470	$8.340	$14.032	$12.362
Accumulation Unit Value at end of period	$21.358	$19.391	$20.030	$19.195	$14.355	$12.733	$14.513	$11.470	$8.340	$14.032
Number of Accumulation Units outstanding at end of period (in thousands)	188	217	259	313	390	478	548	614	628	643
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.671	$23.666	$22.919	$17.321	$15.525	$17.883	$14.282	$10.494	$—	$—
Accumulation Unit Value at end of period	$24.711	$22.671	$23.666	$22.919	$17.321	$15.525	$17.883	$14.282	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	1	1	—	—	—	—
Fidelity VIP Value Strategies Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.268	$17.076	$16.290	$12.715	$10.168	$11.359	$9.136	$5.907	$12.322	$11.874
Accumulation Unit Value at end of period	$17.495	$16.268	$17.076	$16.290	$12.715	$10.168	$11.359	$9.136	$5.907	$12.322
Number of Accumulation Units outstanding at end of period (in thousands)	87	94	99	109	118	127	142	139	138	40
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.481	$29.149	$28.101	$22.165	$17.912	$20.221	$16.435	$10.739	$—	$—
Accumulation Unit Value at end of period	$29.243	$27.481	$29.149	$28.101	$22.165	$17.912	$20.221	$16.435	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Balanced HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.180	$7.282	$6.740	$5.651	$5.126	$5.114	$4.634	$3.614	$5.372	$5.119
Accumulation Unit Value at end of period	$7.492	$7.180	$7.282	$6.740	$5.651	$5.126	$5.114	$4.634	$3.614	$5.372
Number of Accumulation Units outstanding at end of period (in thousands)	494	523	498	581	661	768	797	721	708	682
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.115	$19.593	$18.325	$15.527	$14.233	$14.349	$13.139	$10.356	$—	$—
Accumulation Unit Value at end of period	$19.738	$19.115	$19.593	$18.325	$15.527	$14.233	$14.349	$13.139	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	2	8	—	—	—	—	—

APP II-4

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.713	$17.817	$16.872	$12.327	$10.584	$12.140	$10.588	$7.386	$7.517	$—
Accumulation Unit Value at end of period	$18.394	$17.713	$17.817	$16.872	$12.327	$10.584	$12.140	$10.588	$7.386	$—
Number of Accumulation Units outstanding at end of period (in thousands)	161	191	205	259	241	294	334	291	56	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.260	$23.644	$22.626	$16.705	$14.495	$16.801	$14.808	$10.439	$—	$—
Accumulation Unit Value at end of period	$23.902	$23.260	$23.644	$22.626	$16.705	$14.495	$16.801	$14.808	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	2	2	1	2	2	2	5	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.356	$2.241	$1.960	$1.466	$1.267	$1.272	$1.134	$0.917	$1.485	$1.393
Accumulation Unit Value at end of period	$2.452	$2.356	$2.241	$1.960	$1.466	$1.267	$1.272	$1.134	$0.917	$1.485
Number of Accumulation Units outstanding at end of period (in thousands)	3,852	4,714	5,946	7,486	10,166	12,855	16,390	18,477	20,405	22,274
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.884	$23.917	$21.139	$15.982	$13.952	$14.164	$12.753	$10.422	$—	$—
Accumulation Unit Value at end of period	$25.629	$24.884	$23.917	$21.139	$15.982	$13.952	$14.164	$12.753	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	5	6	6	3	4	5	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$5.788	$5.950	$5.352	$4.122	$3.688	$3.698	$3.320	$2.706	$4.069	$3.819
Accumulation Unit Value at end of period	$6.544	$5.788	$5.950	$5.352	$4.122	$3.688	$3.698	$3.320	$2.706	$4.069
Number of Accumulation Units outstanding at end of period (in thousands)	2,458	2,775	3,320	3,962	5,510	6,675	7,864	8,354	8,912	7,933
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.548	$21.347	$19.405	$15.104	$13.654	$13.839	$12.552	$10.338	$—	$—
Accumulation Unit Value at end of period	$22.990	$20.548	$21.347	$19.405	$15.104	$13.654	$13.839	$12.552	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	19	22	15	3	1	—	—	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.751	$2.587	$2.462	$1.835	$1.511	$1.783	$1.586	$1.188	$2.539	$2.064
Accumulation Unit Value at end of period	$2.760	$2.751	$2.587	$2.462	$1.835	$1.511	$1.783	$1.586	$1.188	$2.539
Number of Accumulation Units outstanding at end of period (in thousands)	210	214	93	83	159	198	371	364	224	183
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.662	$21.539	$20.711	$15.603	$12.983	$15.482	$13.915	$10.534	$—	$—
Accumulation Unit Value at end of period	$22.500	$22.662	$21.539	$20.711	$15.603	$12.983	$15.482	$13.915	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	—	—	—	—	—	—	—

APP II-5

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.937	$2.671	$2.378	$1.780	$1.426	$1.590	$1.374	$1.077	$2.014	$1.579
Accumulation Unit Value at end of period	$2.876	$2.937	$2.671	$2.378	$1.780	$1.426	$1.590	$1.374	$1.077	$2.014
Number of Accumulation Units outstanding at end of period (in thousands)	1,169	1,460	1,474	1,490	1,727	2,196	2,624	2,945	2,987	2,148
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.703	$24.540	$22.077	$16.700	$13.518	$15.232	$13.304	$10.541	$—	$—
Accumulation Unit Value at end of period	$25.877	$26.703	$24.540	$22.077	$16.700	$13.518	$15.232	$13.304	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	8	4	2	—	—	—	—	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.021	$2.146	$2.126	$2.030	$1.804	$1.751	$1.532	$1.035	$1.406	$1.390
Accumulation Unit Value at end of period	$2.272	$2.021	$2.146	$2.126	$2.030	$1.804	$1.751	$1.532	$1.035	$1.406
Number of Accumulation Units outstanding at end of period (in thousands)	1,104	1,220	1,618	1,908	2,739	2,917	3,077	2,776	2,303	1,866
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.847	$20.224	$20.245	$19.533	$17.546	$17.209	$15.214	$10.383	$—	$—
Accumulation Unit Value at end of period	$20.970	$18.847	$20.224	$20.245	$19.533	$17.546	$17.209	$15.214	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	2	—	—	—	—	—	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.014	$3.006	$3.178	$2.657	$2.246	$2.653	$2.354	$1.793	$3.154	$2.515
Accumulation Unit Value at end of period	$3.003	$3.014	$3.006	$3.178	$2.657	$2.246	$2.653	$2.354	$1.793	$3.154
Number of Accumulation Units outstanding at end of period (in thousands)	1,460	1,730	2,134	2,540	2,858	3,525	3,929	2,728	3,047	2,854
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.706	$16.839	$17.988	$15.196	$12.982	$15.496	$13.899	$10.694	$—	$—
Accumulation Unit Value at end of period	$16.473	$16.706	$16.839	$17.988	$15.196	$12.982	$15.496	$13.899	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	9	10	2	2	1	—	—	—
Hartford MidCap Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.654	$19.188	$18.017	$13.590	$11.052	$12.281	$10.268	$—	$—	$—
Accumulation Unit Value at end of period	$20.712	$18.654	$19.188	$18.017	$13.590	$11.052	$12.281	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	19	17	24	17	21	18	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.604	$18.298	$17.363	$13.235	$10.877	$12.214	$10.258	$—	$—	$—
Accumulation Unit Value at end of period	$19.341	$17.604	$18.298	$17.363	$13.235	$10.877	$12.214	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-6

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Small Cap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.505	$2.560	$2.458	$1.724	$1.492	$1.495	$1.112	$0.835	$1.356	$1.403
Accumulation Unit Value at end of period	$2.771	$2.505	$2.560	$2.458	$1.724	$1.492	$1.495	$1.112	$0.835	$1.356
Number of Accumulation Units outstanding at end of period (in thousands)	384	597	602	726	757	1,106	1,289	1,098	1,103	1,345
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.678	$30.643	$29.731	$21.073	$18.432	$18.662	$14.033	$10.643	$—	$—
Accumulation Unit Value at end of period	$32.478	$29.678	$30.643	$29.731	$21.073	$18.432	$18.662	$14.033	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.761	$4.163	$3.951	$2.781	$2.443	$2.569	$2.103	$1.653	$2.828	$2.515
Accumulation Unit Value at end of period	$3.777	$3.761	$4.163	$3.951	$2.781	$2.443	$2.569	$2.103	$1.653	$2.828
Number of Accumulation Units outstanding at end of period (in thousands)	548	627	713	867	1,020	1,287	1,509	1,655	1,720	891
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.098	$24.722	$23.709	$16.862	$14.973	$15.910	$13.161	$10.453	$—	$—
Accumulation Unit Value at end of period	$21.960	$22.098	$24.722	$23.709	$16.862	$14.973	$15.910	$13.161	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
Hartford Small/Mid Cap Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.445	$14.341	$13.849	$10.233	$8.974	$9.223	$7.448	$5.118	$9.785	$9.510
Accumulation Unit Value at end of period	$15.413	$13.445	$14.341	$13.849	$10.233	$8.974	$9.223	$7.448	$5.118	$9.785
Number of Accumulation Units outstanding at end of period (in thousands)	16	16	14	17	31	33	33	32	18	3
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.157	$27.117	$26.463	$19.761	$17.512	$18.189	$14.843	$10.307	$—	$—
Accumulation Unit Value at end of period	$28.539	$25.157	$27.117	$26.463	$19.761	$17.512	$18.189	$14.843	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.529	$9.424	$8.603	$6.610	$5.872	$6.033	$5.340	$3.834	$6.850	$6.573
Accumulation Unit Value at end of period	$10.073	$9.529	$9.424	$8.603	$6.610	$5.872	$6.033	$5.340	$3.834	$6.850
Number of Accumulation Units outstanding at end of period (in thousands)	62	76	88	108	132	187	251	245	243	286
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.854	$23.840	$21.994	$17.077	$15.330	$15.916	$14.236	$10.329	$—	$—
Accumulation Unit Value at end of period	$24.952	$23.854	$23.840	$21.994	$17.077	$15.330	$15.916	$14.236	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	—	—	—	—	—	—

APP II-7

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.925	$4.012	$3.850	$3.966	$3.748	$3.560	$3.364	$2.972	$3.269	$3.174
Accumulation Unit Value at end of period	$4.037	$3.925	$4.012	$3.850	$3.966	$3.748	$3.560	$3.364	$2.972	$3.269
Number of Accumulation Units outstanding at end of period (in thousands)	5,180	6,012	7,303	8,877	8,968	10,198	11,937	12,889	13,359	12,395
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.582	$12.997	$12.604	$13.121	$12.529	$12.025	$11.485	$10.254	$—	$—
Accumulation Unit Value at end of period	$12.804	$12.582	$12.997	$12.604	$13.121	$12.529	$12.025	$11.485	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	16	19	14	7	6	2	—	—	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.189	$1.189	$1.176	$1.215	$1.191	$1.153	$1.129	$1.110	$1.135	$1.105
Accumulation Unit Value at end of period	$1.188	$1.189	$1.189	$1.176	$1.215	$1.191	$1.153	$1.129	$1.110	$1.135
Number of Accumulation Units outstanding at end of period (in thousands)	6,834	7,824	9,481	10,445	13,289	14,373	17,369	19,422	20,225	18,579
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.976	$10.086	$10.073	$10.521	$10.418	$10.201	$10.092	$10.024	$—	$—
Accumulation Unit Value at end of period	$9.864	$9.976	$10.086	$10.073	$10.521	$10.418	$10.201	$10.092	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	10	16	13	8	18	4	—	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.814	$1.841	$1.868	$1.898	$1.929	$1.960	$1.992	$2.023	$2.012	$1.948
Accumulation Unit Value at end of period	$1.802	$1.814	$1.841	$1.868	$1.898	$1.929	$1.960	$1.992	$2.023	$2.012
Number of Accumulation Units outstanding at end of period (in thousands)	1,595	1,776	2,201	3,043	4,151	5,345	6,042	8,858	12,392	4,639
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.314	$8.527	$8.747	$8.982	$9.223	$9.471	$9.725	$9.979	$—	$—
Accumulation Unit Value at end of period	$8.175	$8.314	$8.527	$8.747	$8.982	$9.223	$9.471	$9.725	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.938	$2.032	$1.854	$1.428	$1.240	$1.285	$1.139	$0.931	$1.433	$1.337
Accumulation Unit Value at end of period	$2.168	$1.938	$2.032	$1.854	$1.428	$1.240	$1.285	$1.139	$0.931	$1.433
Number of Accumulation Units outstanding at end of period (in thousands)	1,721	2,122	2,520	3,046	3,922	5,205	5,730	4,321	4,669	2,425
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.942	$21.129	$19.482	$15.162	$13.308	$13.939	$12.482	$10.305	$—	$—
Accumulation Unit Value at end of period	$22.080	$19.942	$21.129	$19.482	$15.162	$13.308	$13.939	$12.482	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	12	9	3	4	2	—	—	—

APP II-8

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.776	$7.818	$7.225	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.540	$7.776	$7.818	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	96	86	118	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.761	$22.110	$20.474	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.648	$21.761	$22.110	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	—	—	—	—	—	—	—
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.882	$21.168	$19.647	$14.906	$12.937	$13.038	$10.843	$7.917	$13.734	$12.952
Accumulation Unit Value at end of period	$21.411	$18.882	$21.168	$19.647	$14.906	$12.937	$13.038	$10.843	$7.917	$13.734
Number of Accumulation Units outstanding at end of period (in thousands)	22	27	35	45	64	62	81	78	84	69
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.392	$26.500	$24.856	$19.056	$16.714	$17.022	$14.306	$10.556	$—	$—
Accumulation Unit Value at end of period	$26.247	$23.392	$26.500	$24.856	$19.056	$16.714	$17.022	$14.306	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.059	$23.895	$22.255	$16.670	$14.243	$14.785	$12.985	$10.276	$16.264	$16.920
Accumulation Unit Value at end of period	$25.397	$22.059	$23.895	$22.255	$16.670	$14.243	$14.785	$12.985	$10.276	$16.264
Number of Accumulation Units outstanding at end of period (in thousands)	99	118	136	177	259	332	359	403	435	466
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.943	$22.925	$21.577	$16.333	$14.102	$14.793	$13.129	$10.499	$—	$—
Accumulation Unit Value at end of period	$23.860	$20.943	$22.925	$21.577	$16.333	$14.102	$14.793	$13.129	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	—	1	1	—	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.598	$9.752	$9.908	$9.981	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.455	$9.598	$9.752	$9.908	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	187	143	66	93	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.341	$9.591	$9.847	$9.967	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.105	$9.341	$9.591	$9.847	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	10	10	—	—	—	—	—	—

APP II-9

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.605	$23.757	$21.953	$16.675	$14.818	$15.405	$13.953	$11.424	$17.123	$16.971
Accumulation Unit Value at end of period	$26.569	$22.605	$23.757	$21.953	$16.675	$14.818	$15.405	$13.953	$11.424	$17.123
Number of Accumulation Units outstanding at end of period (in thousands)	85	96	108	126	191	234	256	276	295	270
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.035	$20.217	$18.878	$14.491	$13.013	$13.672	$12.513	$10.353	$—	$—
Accumulation Unit Value at end of period	$22.139	$19.035	$20.217	$18.878	$14.491	$13.013	$13.672	$12.513	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	3	3	2	2	—	—	—	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.981	$16.491	$16.059	$15.085	$13.621	$13.260	$11.996	$9.076	$11.183	$10.702
Accumulation Unit Value at end of period	$17.636	$15.981	$16.491	$16.059	$15.085	$13.621	$13.260	$11.996	$9.076	$11.183
Number of Accumulation Units outstanding at end of period (in thousands)	187	213	249	281	370	416	435	451	396	283
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.182	$17.917	$17.632	$16.738	$15.273	$15.024	$13.736	$10.502	$—	$—
Accumulation Unit Value at end of period	$18.763	$17.182	$17.917	$17.632	$16.738	$15.273	$15.024	$13.736	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	5	3	2	2	—	—	—	—
Lord Abbett Calibrated Dividend Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.914	$17.561	$15.998	$12.707	$11.482	$11.644	$10.310	$8.489	$11.687	$11.511
Accumulation Unit Value at end of period	$19.159	$16.914	$17.561	$15.998	$12.707	$11.482	$11.644	$10.310	$8.489	$11.687
Number of Accumulation Units outstanding at end of period (in thousands)	47	32	34	36	36	49	50	61	59	47
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.274	$20.223	$18.617	$14.944	$13.645	$13.984	$12.512	$10.411	$—	$—
Accumulation Unit Value at end of period	$21.605	$19.274	$20.223	$18.617	$14.944	$13.645	$13.984	$12.512	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Lord Abbett Classic Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.465	$16.883	$15.718	$12.300	$10.860	$12.014	$10.697	$8.661	$12.807	$11.758
Accumulation Unit Value at end of period	$18.219	$16.465	$16.883	$15.718	$12.300	$10.860	$12.014	$10.697	$8.661	$12.807
Number of Accumulation Units outstanding at end of period (in thousands)	17	26	35	40	54	64	86	86	66	43
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.878	$18.526	$17.430	$13.783	$12.297	$13.748	$12.371	$10.122	$—	$—
Accumulation Unit Value at end of period	$19.576	$17.878	$18.526	$17.430	$13.783	$12.297	$13.748	$12.371	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-10

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.430	$18.343	$17.396	$13.021	$11.965	$12.729	$10.867	$8.765	$12.486	$11.889
Accumulation Unit Value at end of period	$19.854	$17.430	$18.343	$17.396	$13.021	$11.965	$12.729	$10.867	$8.765	$12.486
Number of Accumulation Units outstanding at end of period (in thousands)	48	67	80	98	120	135	86	103	111	91
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.202	$20.421	$19.572	$14.803	$13.746	$14.779	$12.750	$10.393	$—	$—
Accumulation Unit Value at end of period	$21.644	$19.202	$20.421	$19.572	$14.803	$13.746	$14.779	$12.750	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	2	1	1	1	—	—	—	—
Lord Abbett Growth & Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.998	$14.643	$13.822	$10.334	$9.369	$10.136	$8.772	$7.497	$11.982	$11.770
Accumulation Unit Value at end of period	$16.134	$13.998	$14.643	$13.822	$10.334	$9.369	$10.136	$8.772	$7.497	$11.982
Number of Accumulation Units outstanding at end of period (in thousands)	412	475	577	733	1,001	1,206	1,394	1,500	1,672	1,421
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.939	$18.964	$18.089	$13.667	$12.521	$13.689	$11.972	$10.340	$—	$—
Accumulation Unit Value at end of period	$20.459	$17.939	$18.964	$18.089	$13.667	$12.521	$13.689	$11.972	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	—	—	—	—	—	—
Oppenheimer Capital Appreciation Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.245	$15.985	$14.108	$11.076	$9.889	$10.189	$9.486	$6.686	$12.504	$11.159
Accumulation Unit Value at end of period	$15.599	$16.245	$15.985	$14.108	$11.076	$9.889	$10.189	$9.486	$6.686	$12.504
Number of Accumulation Units outstanding at end of period (in thousands)	177	218	252	324	441	555	653	716	781	539
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.166	$23.036	$20.546	$16.300	$14.707	$15.313	$14.407	$10.262	$—	$—
Accumulation Unit Value at end of period	$22.012	$23.166	$23.036	$20.546	$16.300	$14.707	$15.313	$14.407	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	—	—	—	—
Oppenheimer Discovery Mid Cap Growth Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.616	$14.920	$14.367	$10.764	$9.415	$9.488	$7.582	$5.825	$11.654	$11.168
Accumulation Unit Value at end of period	$15.687	$15.616	$14.920	$14.367	$10.764	$9.415	$9.488	$7.582	$5.825	$11.654
Number of Accumulation Units outstanding at end of period (in thousands)	8	17	20	27	57	66	41	37	43	29
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.784	$24.896	$24.226	$18.342	$16.213	$16.510	$13.332	$10.351	$—	$—
Accumulation Unit Value at end of period	$25.632	$25.784	$24.896	$24.226	$18.342	$16.213	$16.510	$13.332	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—

APP II-11

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Oppenheimer Global Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.367	$17.022	$16.948	$13.561	$11.392	$12.655	$11.114	$8.104	$13.801	$13.219
Accumulation Unit Value at end of period	$17.064	$17.367	$17.022	$16.948	$13.561	$11.392	$12.655	$11.114	$8.104	$13.801
Number of Accumulation Units outstanding at end of period (in thousands)	527	575	698	850	1,252	1,496	1,740	1,882	2,069	1,829
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.197	$20.995	$21.125	$17.081	$14.501	$16.279	$14.447	$10.646	$—	$—
Accumulation Unit Value at end of period	$20.610	$21.197	$20.995	$21.125	$17.081	$14.501	$16.279	$14.447	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	8	8	4	1	1	—	—	—	—
Oppenheimer Main Street Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.778	$16.535	$15.219	$11.766	$10.252	$10.451	$9.168	$7.278	$12.051	$11.757
Accumulation Unit Value at end of period	$18.378	$16.778	$16.535	$15.219	$11.766	$10.252	$10.451	$9.168	$7.278	$12.051
Number of Accumulation Units outstanding at end of period (in thousands)	17	24	32	39	56	65	82	89	82	79
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.278	$22.187	$20.637	$16.122	$14.197	$14.624	$12.965	$10.401	$—	$—
Accumulation Unit Value at end of period	$24.147	$22.278	$22.187	$20.637	$16.122	$14.197	$14.624	$12.965	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	7	—	—	—	—	—	—	—
Oppenheimer Main Street Small Cap Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.563	$20.087	$18.280	$13.209	$11.406	$11.873	$9.804	$7.278	$11.929	$12.292
Accumulation Unit Value at end of period	$21.497	$18.563	$20.087	$18.280	$13.209	$11.406	$11.873	$9.804	$7.278	$11.929
Number of Accumulation Units outstanding at end of period (in thousands)	182	217	269	312	461	571	655	729	818	767
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.584	$27.976	$25.729	$18.787	$16.394	$17.245	$14.391	$10.795	$—	$—
Accumulation Unit Value at end of period	$29.318	$25.584	$27.976	$25.729	$18.787	$16.394	$17.245	$14.391	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	1	1	1	—	—	—
Putnam VT Diversified Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.017	$22.908	$23.197	$21.863	$19.920	$20.903	$18.852	$12.330	$18.109	$17.671
Accumulation Unit Value at end of period	$22.842	$22.017	$22.908	$23.197	$21.863	$19.920	$20.903	$18.852	$12.330	$18.109
Number of Accumulation Units outstanding at end of period (in thousands)	122	139	158	180	232	283	296	290	210	228
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.311	$18.202	$18.627	$17.741	$16.334	$17.322	$15.786	$10.434	$—	$—
Accumulation Unit Value at end of period	$17.772	$17.311	$18.202	$18.627	$17.741	$16.334	$17.322	$15.786	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	6	6	5	5	—	—	—	—

APP II-12

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.556	$24.687	$22.266	$17.086	$14.553	$14.509	$13.092	$10.438	$—	$—
Accumulation Unit Value at end of period	$26.345	$23.556	$24.687	$22.266	$17.086	$14.553	$14.509	$13.092	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	18	20	27	37	39	42	48	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.865	$23.157	$21.106	$16.367	$14.087	$14.193	$12.942	$10.427	$—	$—
Accumulation Unit Value at end of period	$24.198	$21.865	$23.157	$21.106	$16.367	$14.087	$14.193	$12.942	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	5	—	—	—	—	—	—
Putnam VT George Putnam Balanced Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.410	$14.810	$13.597	$11.699	$10.564	$10.445	$9.577	$7.746	$13.278	$13.365
Accumulation Unit Value at end of period	$15.317	$14.410	$14.810	$13.597	$11.699	$10.564	$10.445	$9.577	$7.746	$13.278
Number of Accumulation Units outstanding at end of period (in thousands)	10	8	12	10	35	46	39	40	41	27
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.867	$18.557	$17.217	$14.970	$13.660	$13.649	$12.646	$10.337	$—	$—
Accumulation Unit Value at end of period	$18.793	$17.867	$18.557	$17.217	$14.970	$13.660	$13.649	$12.646	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	—	—	—	—
Putnam VT Global Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$50.038	$50.758	$47.135	$40.082	$35.664	$36.392	$32.243	$24.232	$36.928	$36.452
Accumulation Unit Value at end of period	$52.550	$50.038	$50.758	$47.135	$40.082	$35.664	$36.392	$32.243	$24.232	$36.928
Number of Accumulation Units outstanding at end of period (in thousands)	4	7	7	6	13	18	16	11	12	7
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.039	$20.542	$19.277	$16.566	$14.895	$15.360	$13.752	$10.444	$—	$—
Accumulation Unit Value at end of period	$20.825	$20.039	$20.542	$19.277	$16.566	$14.895	$15.360	$13.752	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	—	—	—	—	—	—	—
Putnam VT Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$67.575	$74.254	$68.139	$51.031	$43.524	$46.379	$41.203	$32.252	$53.461	$57.815
Accumulation Unit Value at end of period	$76.488	$67.575	$74.254	$68.139	$51.031	$43.524	$46.379	$41.203	$32.252	$53.461
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	3	5	7	8	8	8	9	8
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.957	$22.161	$20.551	$15.553	$13.405	$14.436	$12.960	$10.252	$—	$—
Accumulation Unit Value at end of period	$22.354	$19.957	$22.161	$20.551	$15.553	$13.405	$14.436	$12.960	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—

APP II-13

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.144	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.477	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.130	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.413	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	—	—	—	—	—	—	—	—	—
Putnam VT International Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.959	$21.267	$23.181	$18.392	$15.329	$18.752	$17.318	$14.119	$25.598	$24.003
Accumulation Unit Value at end of period	$20.120	$20.959	$21.267	$23.181	$18.392	$15.329	$18.752	$17.318	$14.119	$25.598
Number of Accumulation Units outstanding at end of period (in thousands)	121	138	160	178	259	308	322	350	410	375
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.735	$15.109	$16.643	$13.344	$11.239	$13.894	$12.967	$10.684	$—	$—
Accumulation Unit Value at end of period	$13.997	$14.735	$15.109	$16.643	$13.344	$11.239	$13.894	$12.967	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	2	1	1	1	—	—	—
Putnam VT International Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.119	$7.381	$8.287	$6.890	$5.752	$6.780	$6.431	$5.178	$9.748	$9.864
Accumulation Unit Value at end of period	$7.083	$7.119	$7.381	$8.287	$6.890	$5.752	$6.780	$6.431	$5.178	$9.748
Number of Accumulation Units outstanding at end of period (in thousands)	36	42	43	50	17	24	12	6	4	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.720	$14.377	$16.310	$13.704	$11.563	$13.772	$13.201	$10.742	$—	$—
Accumulation Unit Value at end of period	$13.509	$13.720	$14.377	$16.310	$13.704	$11.563	$13.772	$13.201	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.160	$14.709	$13.120	$9.866	$8.581	$8.716	$7.774	$6.038	$10.150	$10.876
Accumulation Unit Value at end of period	$15.615	$14.160	$14.709	$13.120	$9.866	$8.581	$8.716	$7.774	$6.038	$10.150
Number of Accumulation Units outstanding at end of period (in thousands)	155	184	214	284	396	531	592	651	759	341
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.179	$23.282	$20.987	$15.948	$14.017	$14.388	$12.969	$10.179	$—	$—
Accumulation Unit Value at end of period	$24.202	$22.179	$23.282	$20.987	$15.948	$14.017	$14.388	$12.969	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	—	—	—	—

APP II-14

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT Multi-Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.552	$19.925	$17.840	$13.286	$11.562	$12.378	$10.727	$—	$—	$—
Accumulation Unit Value at end of period	$20.740	$19.552	$19.925	$17.840	$13.286	$11.562	$12.378	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	14	15	21	3	3	2	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.485	$19.036	$17.224	$12.963	$11.400	$12.333	$10.719	$—	$—	$—
Accumulation Unit Value at end of period	$19.403	$18.485	$19.036	$17.224	$12.963	$11.400	$12.333	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	1	—	—	—	—	—	—	—	—
Putnam VT Small Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.795	$32.677	$32.101	$23.365	$20.208	$21.552	$17.383	$13.429	$22.504	$26.199
Accumulation Unit Value at end of period	$38.638	$30.795	$32.677	$32.101	$23.365	$20.208	$21.552	$17.383	$13.429	$22.504
Number of Accumulation Units outstanding at end of period (in thousands)	48	56	71	83	128	153	182	205	234	242
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.803	$24.452	$24.275	$17.855	$15.605	$16.819	$13.709	$10.702	$—	$—
Accumulation Unit Value at end of period	$28.312	$22.803	$24.452	$24.275	$17.855	$15.605	$16.819	$13.709	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	3	1	1	—	—	—	—	—	—
UIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.305	$16.279	$17.331	$17.806	$15.098	$18.763	$16.029	$9.574	$22.490	$16.270
Accumulation Unit Value at end of period	$15.010	$14.305	$16.279	$17.331	$17.806	$15.098	$18.763	$16.029	$9.574	$22.490
Number of Accumulation Units outstanding at end of period (in thousands)	58	69	77	102	165	203	183	177	159	168
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.820	$17.044	$18.337	$19.038	$16.313	$20.487	$17.686	$10.675	$—	$—
Accumulation Unit Value at end of period	$15.388	$14.820	$17.044	$18.337	$19.038	$16.313	$20.487	$17.686	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	1	1	—	—	—	—
UIF Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.633	$21.220	$21.173	$15.648	$14.656	$16.044	$12.325	$7.958	$15.205	$12.601
Accumulation Unit Value at end of period	$17.612	$19.633	$21.220	$21.173	$15.648	$14.656	$16.044	$12.325	$7.958	$15.205
Number of Accumulation Units outstanding at end of period (in thousands)	70	75	79	89	96	119	139	139	130	96
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.561	$25.735	$25.948	$19.380	$18.343	$20.291	$15.752	$10.278	$—	$—
Accumulation Unit Value at end of period	$20.915	$23.561	$25.735	$25.948	$19.380	$18.343	$20.291	$15.752	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
(a) Inception date July 15, 2016.

APP II-15

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Pioneer Fund VCT Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.548	$1.579	$1.448	$1.107	$1.023	$1.089	$0.956	$0.778	$1.204	$1.167
Accumulation Unit Value at end of period	$1.670	$1.548	$1.579	$1.448	$1.107	$1.023	$1.089	$0.956	$0.778	$1.204
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	8	10	11	15	28	51	58	60
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.771	$19.347	$17.933	$13.847	$12.932	$13.913	$12.345	$10.149	$—	$—
Accumulation Unit Value at end of period	$20.038	$18.771	$19.347	$17.933	$13.847	$12.932	$13.913	$12.345	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Wells Fargo VT International Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.111	$1.103	$1.184	$1.003	$0.897	$1.045	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.129	$1.111	$1.103	$1.184	$1.003	$0.897	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	185	242	348	403	496	599	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.972	$14.025	$15.208	$13.020	$11.760	$13.847	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.049	$13.972	$14.025	$15.208	$13.020	$11.760	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT Omega Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.347	$1.347	$1.315	$0.953	$0.802	$0.861	$0.730	$0.515	$0.719	$0.653
Accumulation Unit Value at end of period	$1.336	$1.347	$1.347	$1.315	$0.953	$0.802	$0.861	$0.730	$0.515	$0.719
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	24	53	54	63	77	81	28	12
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.819	$26.090	$25.738	$18.848	$16.027	$17.389	$14.906	$10.631	$—	$—
Accumulation Unit Value at end of period	$25.336	$25.819	$26.090	$25.738	$18.848	$16.027	$17.389	$14.906	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT Opportunity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.030	$16.766	$15.389	$11.937	$10.474	$10.000	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.750	$16.030	$16.766	$15.389	$11.937	$10.474	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.315	$16.188	$15.015	$11.770	$10.437	$10.000	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.782	$15.315	$16.188	$15.015	$11.770	$10.437	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-16

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Wells Fargo VT Small Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.576	$18.343	$18.956	$12.793	$12.024	$12.773	$10.000	$—	$—	$—
Accumulation Unit Value at end of period	$18.699	$17.576	$18.343	$18.956	$12.793	$12.024	$12.773	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	20	28	30	42	52	63	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.598	$17.505	$18.281	$12.468	$11.842	$12.712	$10.000	$—	$—	$—
Accumulation Unit Value at end of period	$17.474	$16.598	$17.505	$18.281	$12.468	$11.842	$12.712	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	—	—	—

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Catalyst Dividend Capture VA Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.021	$2.119	$1.954	$1.655	$1.509	$1.432	$1.264	$1.027	$1.451	$1.570
Accumulation Unit Value at end of period	$2.128	$2.021	$2.119	$1.954	$1.655	$1.509	$1.432	$1.264	$1.027	$1.451
Number of Accumulation Units outstanding at end of period (in thousands)	79	93	172	201	212	240	291	311	375	423
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.372	$21.579	$20.114	$17.217	$15.861	$15.211	$13.568	$11.136	$—	$—
Accumulation Unit Value at end of period	$21.222	$20.372	$21.579	$20.114	$17.217	$15.861	$15.211	$13.568	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Catalyst Insider Buying VA Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.908	$2.088	$2.167	$1.669	$1.383	$1.418	$1.112	$0.850	$1.469	$1.340
Accumulation Unit Value at end of period	$2.084	$1.908	$2.088	$2.167	$1.669	$1.383	$1.418	$1.112	$0.850	$1.469
Number of Accumulation Units outstanding at end of period (in thousands)	85	97	299	292	370	499	607	642	683	609
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.121	$24.470	$25.656	$19.970	$16.722	$17.329	$13.729	$10.603	$—	$—
Accumulation Unit Value at end of period	$23.913	$22.121	$24.470	$25.656	$19.970	$16.722	$17.329	$13.729	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Wells Fargo VT Discovery Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.896	$24.642	$24.951	$17.631	$15.216	$15.397	$11.542	$8.359	$15.265	$12.681
Accumulation Unit Value at end of period	$25.315	$23.896	$24.642	$24.951	$17.631	$15.216	$15.397	$11.542	$8.359	$15.265
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.103	$28.244	$28.900	$20.636	$17.998	$18.403	$13.942	$10.203	$—	$—
Accumulation Unit Value at end of period	$28.412	$27.103	$28.244	$28.900	$20.636	$17.998	$18.403	$13.942	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-17

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Wells Fargo VT Index Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.939	$1.946	$1.675	$1.423	$1.279	$1.220	$1.095	$0.963	$1.381	$1.304
Accumulation Unit Value at end of period	$2.055	$1.939	$1.946	$1.675	$1.423	$1.279	$1.220	$1.095	$0.963	$1.381
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.494	$19.771	$17.196	$14.760	$13.408	$12.930	$11.720	$10.423	$—	$—
Accumulation Unit Value at end of period	$20.440	$19.494	$19.771	$17.196	$14.760	$13.408	$12.930	$11.720	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT International Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.794	$12.770	$13.710	$11.656	$10.437	$12.177	$10.085	$—	$—	$—
Accumulation Unit Value at end of period	$13.005	$12.794	$12.770	$13.710	$11.656	$10.437	$12.177	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.073	$12.178	$13.212	$11.351	$10.271	$12.111	$10.078	$—	$—	$—
Accumulation Unit Value at end of period	$12.145	$12.073	$12.178	$13.212	$11.351	$10.271	$12.111	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT Omega Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.474	$19.525	$19.102	$13.876	$11.711	$12.598	$10.000	$—	$—	$—
Accumulation Unit Value at end of period	$19.264	$19.474	$19.525	$19.102	$13.876	$11.711	$12.598	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.390	$18.634	$18.422	$13.523	$11.534	$12.539	$10.000	$—	$—	$—
Accumulation Unit Value at end of period	$18.002	$18.390	$18.634	$18.422	$13.523	$11.534	$12.539	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT Opportunity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.475	$19.371	$17.825	$13.860	$12.191	$13.111	$10.765	$7.404	$12.560	$11.969
Accumulation Unit Value at end of period	$20.405	$18.475	$19.371	$17.825	$13.860	$12.191	$13.111	$10.765	$7.404	$12.560
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.977	$25.405	$23.624	$18.563	$16.500	$17.933	$14.880	$10.342	$—	$—
Accumulation Unit Value at end of period	$26.206	$23.977	$25.405	$23.624	$18.563	$16.500	$17.933	$14.880	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-18

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Wells Fargo VT Small Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.288	$2.394	$2.479	$1.677	$1.580	$1.682	$1.348	$0.898	$1.557	$1.390
Accumulation Unit Value at end of period	$2.426	$2.288	$2.394	$2.479	$1.677	$1.580	$1.682	$1.348	$0.898	$1.557
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.530	$26.994	$28.249	$19.308	$18.380	$19.783	$16.024	$10.779	$—	$—
Accumulation Unit Value at end of period	$26.789	$25.530	$26.994	$28.249	$19.308	$18.380	$19.783	$16.024	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

Hartford Life and Annuity Insurance Company

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.420	$14.465	$13.723	$11.992	$10.748	$11.266	$10.379	$8.474	$12.337	$11.910
Accumulation Unit Value at end of period	$14.821	$14.420	$14.465	$13.723	$11.992	$10.748	$11.266	$10.379	$8.474	$12.337
Number of Accumulation Units outstanding at end of period (in thousands)	221	316	405	458	1,091	1,416	1,815	2,221	2,561	1,977
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.604	$16.832	$16.137	$14.251	$12.907	$13.671	$12.728	$10.502	$—	$—
Accumulation Unit Value at end of period	$16.888	$16.604	$16.832	$16.137	$14.251	$12.907	$13.671	$12.728	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
AB VPS International Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.829	$8.132	$8.382	$7.516	$6.627	$8.021	$7.238	$5.282	$10.517	$10.365
Accumulation Unit Value at end of period	$7.160	$7.829	$8.132	$8.382	$7.516	$6.627	$8.021	$7.238	$5.282	$10.517
Number of Accumulation Units outstanding at end of period (in thousands)	97	117	128	168	345	497	575	613	518	35
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.774	$15.508	$16.153	$14.637	$13.042	$15.952	$14.546	$10.728	$—	$—
Accumulation Unit Value at end of period	$13.370	$14.774	$15.508	$16.153	$14.637	$13.042	$15.952	$14.546	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	3	3	—	—	—	—	—	—	—
AB VPS International Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.501	$9.428	$10.242	$8.479	$7.545	$9.517	$9.272	$7.012	$15.252	$14.678
Accumulation Unit Value at end of period	$9.276	$9.501	$9.428	$10.242	$8.479	$7.545	$9.517	$9.272	$7.012	$15.252
Number of Accumulation Units outstanding at end of period (in thousands)	871	1,111	1,295	1,481	4,134	4,896	5,216	5,545	6,259	5,796
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.353	$13.390	$14.699	$12.298	$11.059	$14.096	$13.878	$10.606	$—	$—
Accumulation Unit Value at end of period	$12.900	$13.353	$13.390	$14.699	$12.298	$11.059	$14.096	$13.878	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	18	18	19	13	12	3	—	—	—

APP II-19

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
AB VPS Small/Mid-Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.509	$19.944	$18.601	$13.733	$11.778	$13.098	$10.514	$7.488	$11.843	$11.853
Accumulation Unit Value at end of period	$22.732	$18.509	$19.944	$18.601	$13.733	$11.778	$13.098	$10.514	$7.488	$11.843
Number of Accumulation Units outstanding at end of period (in thousands)	180	228	261	310	474	602	724	656	795	878
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.070	$27.297	$25.729	$19.195	$16.637	$18.696	$15.165	$10.916	$—	$—
Accumulation Unit Value at end of period	$30.467	$25.070	$27.297	$25.729	$19.195	$16.637	$18.696	$15.165	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	4	2	—	—	—	—	—	—
AB VPS Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.628	$13.823	$12.680	$9.440	$8.302	$8.767	$7.995	$6.712	$11.562	$12.259
Accumulation Unit Value at end of period	$13.831	$12.628	$13.823	$12.680	$9.440	$8.302	$8.767	$7.995	$6.712	$11.562
Number of Accumulation Units outstanding at end of period (in thousands)	343	429	499	642	1,881	2,572	3,029	3,181	3,363	2,773
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.206	$20.140	$18.669	$14.045	$12.482	$13.320	$12.276	$10.415	$—	$—
Accumulation Unit Value at end of period	$19.732	$18.206	$20.140	$18.669	$14.045	$12.482	$13.320	$12.276	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	9	12	8	7	3	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.974	$19.201	$17.474	$13.559	$11.863	$12.399	$10.775	$8.082	$14.331	$12.414
Accumulation Unit Value at end of period	$20.117	$18.974	$19.201	$17.474	$13.559	$11.863	$12.399	$10.775	$8.082	$14.331
Number of Accumulation Units outstanding at end of period (in thousands)	1,731	2,137	2,516	3,201	6,252	7,895	9,871	11,211	12,634	11,162
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.275	$22.779	$20.949	$16.427	$14.523	$15.341	$13.472	$10.212	$—	$—
Accumulation Unit Value at end of period	$23.369	$22.275	$22.779	$20.949	$16.427	$14.523	$15.341	$13.472	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	26	37	13	7	7	2	—	—	—
Fidelity VIP Dynamic Capital Appreciation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.503	$14.587	$13.395	$9.845	$8.183	$8.552	$7.365	$5.511	$9.548	$9.642
Accumulation Unit Value at end of period	$14.652	$14.503	$14.587	$13.395	$9.845	$8.183	$8.552	$7.365	$5.511	$9.548
Number of Accumulation Units outstanding at end of period (in thousands)	64	108	119	140	59	55	58	41	28	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.796	$26.220	$24.330	$18.071	$15.179	$16.030	$13.951	$10.550	$—	$—
Accumulation Unit Value at end of period	$25.789	$25.796	$26.220	$24.330	$18.071	$15.179	$16.030	$13.951	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	2	1	—	—	—	—	—	—	—

APP II-20

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Fidelity VIP Equity-Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.344	$15.220	$14.257	$11.333	$9.838	$9.932	$8.782	$6.870	$12.208	$12.249
Accumulation Unit Value at end of period	$16.616	$14.344	$15.220	$14.257	$11.333	$9.838	$9.932	$8.782	$6.870	$12.208
Number of Accumulation Units outstanding at end of period (in thousands)	446	591	714	922	1,583	2,074	2,482	2,721	2,956	2,463
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.876	$21.313	$20.175	$16.207	$14.217	$14.504	$12.960	$10.246	$—	$—
Accumulation Unit Value at end of period	$22.784	$19.876	$21.313	$20.175	$16.207	$14.217	$14.504	$12.960	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	12	11	6	5	1	—	—	—
Fidelity VIP Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.843	$17.911	$16.394	$12.249	$10.879	$11.058	$9.072	$7.204	$13.892	$11.145
Accumulation Unit Value at end of period	$18.646	$18.843	$17.911	$16.394	$12.249	$10.879	$11.058	$9.072	$7.204	$13.892
Number of Accumulation Units outstanding at end of period (in thousands)	126	169	188	266	903	747	891	1,007	1,136	1,140
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.479	$23.513	$21.749	$16.421	$14.739	$15.140	$12.551	$10.072	$—	$—
Accumulation Unit Value at end of period	$23.970	$24.479	$23.513	$21.749	$16.421	$14.739	$15.140	$12.551	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	3	4	3	3	—	—	—	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.391	$20.030	$19.195	$14.355	$12.733	$14.513	$11.470	$8.340	$14.032	$12.362
Accumulation Unit Value at end of period	$21.358	$19.391	$20.030	$19.195	$14.355	$12.733	$14.513	$11.470	$8.340	$14.032
Number of Accumulation Units outstanding at end of period (in thousands)	467	578	659	850	1,563	1,984	2,421	2,613	2,667	2,559
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.671	$23.666	$22.919	$17.321	$15.525	$17.883	$14.282	$10.494	$—	$—
Accumulation Unit Value at end of period	$24.711	$22.671	$23.666	$22.919	$17.321	$15.525	$17.883	$14.282	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	17	16	7	5	6	4	—	—	—
Fidelity VIP Value Strategies Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.268	$17.076	$16.290	$12.715	$10.168	$11.359	$9.136	$5.907	$12.322	$11.874
Accumulation Unit Value at end of period	$17.495	$16.268	$17.076	$16.290	$12.715	$10.168	$11.359	$9.136	$5.907	$12.322
Number of Accumulation Units outstanding at end of period (in thousands)	48	76	85	115	225	187	272	296	291	310
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.481	$29.149	$28.101	$22.165	$17.912	$20.221	$16.435	$10.739	$—	$—
Accumulation Unit Value at end of period	$29.243	$27.481	$29.149	$28.101	$22.165	$17.912	$20.221	$16.435	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	—	—	—	—

APP II-21

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Balanced HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.180	$7.282	$6.740	$5.651	$5.126	$5.114	$4.634	$3.614	$5.372	$5.119
Accumulation Unit Value at end of period	$7.492	$7.180	$7.282	$6.740	$5.651	$5.126	$5.114	$4.634	$3.614	$5.372
Number of Accumulation Units outstanding at end of period (in thousands)	495	534	664	732	1,400	1,625	1,892	1,799	1,813	1,621
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.115	$19.593	$18.325	$15.527	$14.233	$14.349	$13.139	$10.356	$—	$—
Accumulation Unit Value at end of period	$19.738	$19.115	$19.593	$18.325	$15.527	$14.233	$14.349	$13.139	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	4	4	2	3	—	—	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.713	$17.817	$16.872	$12.327	$10.584	$12.140	$10.588	$7.386	$7.517	$—
Accumulation Unit Value at end of period	$18.394	$17.713	$17.817	$16.872	$12.327	$10.584	$12.140	$10.588	$7.386	$—
Number of Accumulation Units outstanding at end of period (in thousands)	657	769	971	1,291	1,058	1,404	1,743	1,492	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.260	$23.644	$22.626	$16.705	$14.495	$16.801	$14.808	$10.439	$—	$—
Accumulation Unit Value at end of period	$23.902	$23.260	$23.644	$22.626	$16.705	$14.495	$16.801	$14.808	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	13	14	14	6	6	1	—	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.356	$2.241	$1.960	$1.466	$1.267	$1.272	$1.134	$0.917	$1.485	$1.393
Accumulation Unit Value at end of period	$2.452	$2.356	$2.241	$1.960	$1.466	$1.267	$1.272	$1.134	$0.917	$1.485
Number of Accumulation Units outstanding at end of period (in thousands)	8,617	10,775	13,810	18,678	34,097	41,926	54,187	63,590	69,767	81,084
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.884	$23.917	$21.139	$15.982	$13.952	$14.164	$12.753	$10.422	$—	$—
Accumulation Unit Value at end of period	$25.629	$24.884	$23.917	$21.139	$15.982	$13.952	$14.164	$12.753	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	22	31	47	28	19	2	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$5.788	$5.950	$5.352	$4.122	$3.688	$3.698	$3.320	$2.706	$4.069	$3.819
Accumulation Unit Value at end of period	$6.544	$5.788	$5.950	$5.352	$4.122	$3.688	$3.698	$3.320	$2.706	$4.069
Number of Accumulation Units outstanding at end of period (in thousands)	5,338	6,612	8,029	10,205	20,335	25,103	28,731	31,727	34,462	30,091
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.548	$21.347	$19.405	$15.104	$13.654	$13.839	$12.552	$10.338	$—	$—
Accumulation Unit Value at end of period	$22.990	$20.548	$21.347	$19.405	$15.104	$13.654	$13.839	$12.552	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	43	41	46	30	24	19	6	—	—	—

APP II-22

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.751	$2.587	$2.462	$1.835	$1.511	$1.783	$1.586	$1.188	$2.539	$2.064
Accumulation Unit Value at end of period	$2.760	$2.751	$2.587	$2.462	$1.835	$1.511	$1.783	$1.586	$1.188	$2.539
Number of Accumulation Units outstanding at end of period (in thousands)	525	614	635	502	852	1,063	1,522	1,875	2,030	2,183
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.662	$21.539	$20.711	$15.603	$12.983	$15.482	$13.915	$10.534	$—	$—
Accumulation Unit Value at end of period	$22.500	$22.662	$21.539	$20.711	$15.603	$12.983	$15.482	$13.915	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	—	—	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.937	$2.671	$2.378	$1.780	$1.426	$1.590	$1.374	$1.077	$2.014	$1.579
Accumulation Unit Value at end of period	$2.876	$2.937	$2.671	$2.378	$1.780	$1.426	$1.590	$1.374	$1.077	$2.014
Number of Accumulation Units outstanding at end of period (in thousands)	4,887	5,707	6,846	8,422	9,995	12,951	15,691	19,293	21,437	16,275
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.703	$24.540	$22.077	$16.700	$13.518	$15.232	$13.304	$10.541	$—	$—
Accumulation Unit Value at end of period	$25.877	$26.703	$24.540	$22.077	$16.700	$13.518	$15.232	$13.304	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	15	11	6	1	—	—	—	—	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.021	$2.146	$2.126	$2.030	$1.804	$1.751	$1.532	$1.035	$1.406	$1.390
Accumulation Unit Value at end of period	$2.272	$2.021	$2.146	$2.126	$2.030	$1.804	$1.751	$1.532	$1.035	$1.406
Number of Accumulation Units outstanding at end of period (in thousands)	2,367	2,919	3,725	4,524	10,367	11,999	13,633	11,023	7,480	7,498
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.847	$20.224	$20.245	$19.533	$17.546	$17.209	$15.214	$10.383	$—	$—
Accumulation Unit Value at end of period	$20.970	$18.847	$20.224	$20.245	$19.533	$17.546	$17.209	$15.214	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	22	39	16	5	5	4	—	—	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.014	$3.006	$3.178	$2.657	$2.246	$2.653	$2.354	$1.793	$3.154	$2.515
Accumulation Unit Value at end of period	$3.003	$3.014	$3.006	$3.178	$2.657	$2.246	$2.653	$2.354	$1.793	$3.154
Number of Accumulation Units outstanding at end of period (in thousands)	6,795	7,731	8,990	10,550	11,132	14,800	17,621	12,744	13,685	12,333
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.706	$16.839	$17.988	$15.196	$12.982	$15.496	$13.899	$10.694	$—	$—
Accumulation Unit Value at end of period	$16.473	$16.706	$16.839	$17.988	$15.196	$12.982	$15.496	$13.899	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	29	32	19	13	9	1	—	—	—

APP II-23

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford MidCap Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.654	$19.188	$18.017	$13.590	$11.052	$12.281	$10.268	$—	$—	$—
Accumulation Unit Value at end of period	$20.712	$18.654	$19.188	$18.017	$13.590	$11.052	$12.281	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	53	55	76	96	88	88	94	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.604	$18.298	$17.363	$13.235	$10.877	$12.214	$10.258	$—	$—	$—
Accumulation Unit Value at end of period	$19.341	$17.604	$18.298	$17.363	$13.235	$10.877	$12.214	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	3	3	4	3	3	—	—	—	—
Hartford Small Cap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.505	$2.560	$2.458	$1.724	$1.492	$1.495	$1.112	$0.835	$1.356	$1.403
Accumulation Unit Value at end of period	$2.771	$2.505	$2.560	$2.458	$1.724	$1.492	$1.495	$1.112	$0.835	$1.356
Number of Accumulation Units outstanding at end of period (in thousands)	1,131	1,369	1,554	2,304	4,473	4,895	5,551	5,489	6,277	5,427
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.678	$30.643	$29.731	$21.073	$18.432	$18.662	$14.033	$10.643	$—	$—
Accumulation Unit Value at end of period	$32.478	$29.678	$30.643	$29.731	$21.073	$18.432	$18.662	$14.033	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	11	3	—	—	—	—	—
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.761	$4.163	$3.951	$2.781	$2.443	$2.569	$2.103	$1.653	$2.828	$2.515
Accumulation Unit Value at end of period	$3.777	$3.761	$4.163	$3.951	$2.781	$2.443	$2.569	$2.103	$1.653	$2.828
Number of Accumulation Units outstanding at end of period (in thousands)	1,708	1,974	2,343	2,981	3,746	5,919	6,964	6,535	6,696	3,981
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.098	$24.722	$23.709	$16.862	$14.973	$15.910	$13.161	$10.453	$—	$—
Accumulation Unit Value at end of period	$21.960	$22.098	$24.722	$23.709	$16.862	$14.973	$15.910	$13.161	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	7	14	2	1	1	1	—	—	—
Hartford Small/Mid Cap Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.445	$14.341	$13.849	$10.233	$8.974	$9.223	$7.448	$5.118	$9.785	$9.510
Accumulation Unit Value at end of period	$15.413	$13.445	$14.341	$13.849	$10.233	$8.974	$9.223	$7.448	$5.118	$9.785
Number of Accumulation Units outstanding at end of period (in thousands)	78	82	105	141	637	220	286	297	111	3
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.157	$27.117	$26.463	$19.761	$17.512	$18.189	$14.843	$10.307	$—	$—
Accumulation Unit Value at end of period	$28.539	$25.157	$27.117	$26.463	$19.761	$17.512	$18.189	$14.843	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	3	6	4	2	2	—	—	—	—

APP II-24

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.529	$9.424	$8.603	$6.610	$5.872	$6.033	$5.340	$3.834	$6.850	$6.573
Accumulation Unit Value at end of period	$10.073	$9.529	$9.424	$8.603	$6.610	$5.872	$6.033	$5.340	$3.834	$6.850
Number of Accumulation Units outstanding at end of period (in thousands)	219	237	260	297	572	683	1,029	1,180	1,391	1,388
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.854	$23.840	$21.994	$17.077	$15.330	$15.916	$14.236	$10.329	$—	$—
Accumulation Unit Value at end of period	$24.952	$23.854	$23.840	$21.994	$17.077	$15.330	$15.916	$14.236	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	1	1	2	2	2	—	—	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.925	$4.012	$3.850	$3.966	$3.748	$3.560	$3.364	$2.972	$3.269	$3.174
Accumulation Unit Value at end of period	$4.037	$3.925	$4.012	$3.850	$3.966	$3.748	$3.560	$3.364	$2.972	$3.269
Number of Accumulation Units outstanding at end of period (in thousands)	30,403	34,662	40,595	50,498	30,810	36,946	42,157	45,854	43,861	42,451
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.582	$12.997	$12.604	$13.121	$12.529	$12.025	$11.485	$10.254	$—	$—
Accumulation Unit Value at end of period	$12.804	$12.582	$12.997	$12.604	$13.121	$12.529	$12.025	$11.485	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	58	71	78	64	45	29	11	1	—	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.189	$1.189	$1.176	$1.215	$1.191	$1.153	$1.129	$1.110	$1.135	$1.105
Accumulation Unit Value at end of period	$1.188	$1.189	$1.189	$1.176	$1.215	$1.191	$1.153	$1.129	$1.110	$1.135
Number of Accumulation Units outstanding at end of period (in thousands)	12,211	14,458	16,824	19,817	41,704	46,604	56,375	62,485	68,363	60,999
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.976	$10.086	$10.073	$10.521	$10.418	$10.201	$10.092	$10.024	$—	$—
Accumulation Unit Value at end of period	$9.864	$9.976	$10.086	$10.073	$10.521	$10.418	$10.201	$10.092	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	28	34	29	34	7	6	—	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.814	$1.841	$1.868	$1.898	$1.929	$1.960	$1.992	$2.023	$2.012	$1.948
Accumulation Unit Value at end of period	$1.802	$1.814	$1.841	$1.868	$1.898	$1.929	$1.960	$1.992	$2.023	$2.012
Number of Accumulation Units outstanding at end of period (in thousands)	5,877	6,736	8,323	11,762	18,418	24,443	23,576	33,252	53,528	13,113
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.314	$8.527	$8.747	$8.982	$9.223	$9.471	$9.725	$9.979	$—	$—
Accumulation Unit Value at end of period	$8.175	$8.314	$8.527	$8.747	$8.982	$9.223	$9.471	$9.725	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	15	2	26	2	1	—	—	—

APP II-25

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.938	$2.032	$1.854	$1.428	$1.240	$1.285	$1.139	$0.931	$1.433	$1.337
Accumulation Unit Value at end of period	$2.168	$1.938	$2.032	$1.854	$1.428	$1.240	$1.285	$1.139	$0.931	$1.433
Number of Accumulation Units outstanding at end of period (in thousands)	5,101	6,434	7,823	10,240	14,399	22,827	27,148	16,406	18,014	10,834
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.942	$21.129	$19.482	$15.162	$13.308	$13.939	$12.482	$10.305	$—	$—
Accumulation Unit Value at end of period	$22.080	$19.942	$21.129	$19.482	$15.162	$13.308	$13.939	$12.482	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	9	10	11	5	4	3	—	—	—
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.776	$7.818	$7.225	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.540	$7.776	$7.818	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	230	410	466	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.761	$22.110	$20.474	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.648	$21.761	$22.110	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	3	2	—	—	—	—	—	—	—
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.882	$21.168	$19.647	$14.906	$12.937	$13.038	$10.843	$7.917	$13.734	$12.952
Accumulation Unit Value at end of period	$21.411	$18.882	$21.168	$19.647	$14.906	$12.937	$13.038	$10.843	$7.917	$13.734
Number of Accumulation Units outstanding at end of period (in thousands)	56	61	71	99	199	234	302	314	348	325
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.392	$26.500	$24.856	$19.056	$16.714	$17.022	$14.306	$10.556	$—	$—
Accumulation Unit Value at end of period	$26.247	$23.392	$26.500	$24.856	$19.056	$16.714	$17.022	$14.306	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	6	—	—	—	—	—	—
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.059	$23.895	$22.255	$16.670	$14.243	$14.785	$12.985	$10.276	$16.264	$16.920
Accumulation Unit Value at end of period	$25.397	$22.059	$23.895	$22.255	$16.670	$14.243	$14.785	$12.985	$10.276	$16.264
Number of Accumulation Units outstanding at end of period (in thousands)	163	204	248	327	783	1,031	1,260	1,375	1,562	1,751
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.943	$22.925	$21.577	$16.333	$14.102	$14.793	$13.129	$10.499	$—	$—
Accumulation Unit Value at end of period	$23.860	$20.943	$22.925	$21.577	$16.333	$14.102	$14.793	$13.129	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	10	7	4	—	—	—	—	—

APP II-26

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.598	$9.752	$9.908	$9.981	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.455	$9.598	$9.752	$9.908	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	566	568	851	1,019	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.341	$9.591	$9.847	$9.967	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.105	$9.341	$9.591	$9.847	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	—	—	—	—	—	—	—	—	—
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.605	$23.757	$21.953	$16.675	$14.818	$15.405	$13.953	$11.424	$17.123	$16.971
Accumulation Unit Value at end of period	$26.569	$22.605	$23.757	$21.953	$16.675	$14.818	$15.405	$13.953	$11.424	$17.123
Number of Accumulation Units outstanding at end of period (in thousands)	76	106	139	170	566	695	836	966	1,038	956
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.035	$20.217	$18.878	$14.491	$13.013	$13.672	$12.513	$10.353	$—	$—
Accumulation Unit Value at end of period	$22.139	$19.035	$20.217	$18.878	$14.491	$13.013	$13.672	$12.513	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	10	4	—	—	—	—	—	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.981	$16.491	$16.059	$15.085	$13.621	$13.260	$11.996	$9.076	$11.183	$10.702
Accumulation Unit Value at end of period	$17.636	$15.981	$16.491	$16.059	$15.085	$13.621	$13.260	$11.996	$9.076	$11.183
Number of Accumulation Units outstanding at end of period (in thousands)	341	404	582	665	1,446	1,605	1,691	1,725	1,515	1,224
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.182	$17.917	$17.632	$16.738	$15.273	$15.024	$13.736	$10.502	$—	$—
Accumulation Unit Value at end of period	$18.763	$17.182	$17.917	$17.632	$16.738	$15.273	$15.024	$13.736	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	7	11	9	7	1	1	—	—	—
Lord Abbett Calibrated Dividend Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.914	$17.561	$15.998	$12.707	$11.482	$11.644	$10.310	$8.489	$11.687	$11.511
Accumulation Unit Value at end of period	$19.159	$16.914	$17.561	$15.998	$12.707	$11.482	$11.644	$10.310	$8.489	$11.687
Number of Accumulation Units outstanding at end of period (in thousands)	96	75	98	140	114	139	152	182	169	175
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.274	$20.223	$18.617	$14.944	$13.645	$13.984	$12.512	$10.411	$—	$—
Accumulation Unit Value at end of period	$21.605	$19.274	$20.223	$18.617	$14.944	$13.645	$13.984	$12.512	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	—	—	—	—	—	—	—	—	—

APP II-27

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Lord Abbett Classic Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.465	$16.883	$15.718	$12.300	$10.860	$12.014	$10.697	$8.661	$12.807	$11.758
Accumulation Unit Value at end of period	$18.219	$16.465	$16.883	$15.718	$12.300	$10.860	$12.014	$10.697	$8.661	$12.807
Number of Accumulation Units outstanding at end of period (in thousands)	25	30	46	64	204	292	326	321	411	151
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.878	$18.526	$17.430	$13.783	$12.297	$13.748	$12.371	$10.122	$—	$—
Accumulation Unit Value at end of period	$19.576	$17.878	$18.526	$17.430	$13.783	$12.297	$13.748	$12.371	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	—	1	—	1	—	—	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.430	$18.343	$17.396	$13.021	$11.965	$12.729	$10.867	$8.765	$12.486	$11.889
Accumulation Unit Value at end of period	$19.854	$17.430	$18.343	$17.396	$13.021	$11.965	$12.729	$10.867	$8.765	$12.486
Number of Accumulation Units outstanding at end of period (in thousands)	334	426	481	639	295	361	392	361	496	414
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.202	$20.421	$19.572	$14.803	$13.746	$14.779	$12.750	$10.393	$—	$—
Accumulation Unit Value at end of period	$21.644	$19.202	$20.421	$19.572	$14.803	$13.746	$14.779	$12.750	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	4	4	—	—	—	—	—	—
Lord Abbett Growth & Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.998	$14.643	$13.822	$10.334	$9.369	$10.136	$8.772	$7.497	$11.982	$11.770
Accumulation Unit Value at end of period	$16.134	$13.998	$14.643	$13.822	$10.334	$9.369	$10.136	$8.772	$7.497	$11.982
Number of Accumulation Units outstanding at end of period (in thousands)	1,268	1,635	1,834	2,315	3,369	4,105	4,886	5,527	6,188	5,787
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.939	$18.964	$18.089	$13.667	$12.521	$13.689	$11.972	$10.340	$—	$—
Accumulation Unit Value at end of period	$20.459	$17.939	$18.964	$18.089	$13.667	$12.521	$13.689	$11.972	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	8	7	6	6	1	—	—	—
Oppenheimer Capital Appreciation Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.245	$15.985	$14.108	$11.076	$9.889	$10.189	$9.486	$6.686	$12.504	$11.159
Accumulation Unit Value at end of period	$15.599	$16.245	$15.985	$14.108	$11.076	$9.889	$10.189	$9.486	$6.686	$12.504
Number of Accumulation Units outstanding at end of period (in thousands)	233	323	387	483	1,415	1,965	2,368	2,536	2,816	2,064
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.166	$23.036	$20.546	$16.300	$14.707	$15.313	$14.407	$10.262	$—	$—
Accumulation Unit Value at end of period	$22.012	$23.166	$23.036	$20.546	$16.300	$14.707	$15.313	$14.407	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	8	10	10	10	3	1	—	—

APP II-28

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Oppenheimer Discovery Mid Cap Growth Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.616	$14.920	$14.367	$10.764	$9.415	$9.488	$7.582	$5.825	$11.654	$11.168
Accumulation Unit Value at end of period	$15.687	$15.616	$14.920	$14.367	$10.764	$9.415	$9.488	$7.582	$5.825	$11.654
Number of Accumulation Units outstanding at end of period (in thousands)	39	49	42	63	165	186	143	111	109	91
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.784	$24.896	$24.226	$18.342	$16.213	$16.510	$13.332	$10.351	$—	$—
Accumulation Unit Value at end of period	$25.632	$25.784	$24.896	$24.226	$18.342	$16.213	$16.510	$13.332	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	—	—	—	—	—	—
Oppenheimer Global Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.367	$17.022	$16.948	$13.561	$11.392	$12.655	$11.114	$8.104	$13.801	$13.219
Accumulation Unit Value at end of period	$17.064	$17.367	$17.022	$16.948	$13.561	$11.392	$12.655	$11.114	$8.104	$13.801
Number of Accumulation Units outstanding at end of period (in thousands)	1,344	1,526	1,818	2,218	3,769	4,674	5,688	6,438	7,095	6,504
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.197	$20.995	$21.125	$17.081	$14.501	$16.279	$14.447	$10.646	$—	$—
Accumulation Unit Value at end of period	$20.610	$21.197	$20.995	$21.125	$17.081	$14.501	$16.279	$14.447	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	11	11	10	4	3	—	—	—	—
Oppenheimer Main Street Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.778	$16.535	$15.219	$11.766	$10.252	$10.451	$9.168	$7.278	$12.051	$11.757
Accumulation Unit Value at end of period	$18.378	$16.778	$16.535	$15.219	$11.766	$10.252	$10.451	$9.168	$7.278	$12.051
Number of Accumulation Units outstanding at end of period (in thousands)	47	58	78	99	206	222	247	283	403	439
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.278	$22.187	$20.637	$16.122	$14.197	$14.624	$12.965	$10.401	$—	$—
Accumulation Unit Value at end of period	$24.147	$22.278	$22.187	$20.637	$16.122	$14.197	$14.624	$12.965	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	1	—	—	—	—	—	—	—
Oppenheimer Main Street Small Cap Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.563	$20.087	$18.280	$13.209	$11.406	$11.873	$9.804	$7.278	$11.929	$12.292
Accumulation Unit Value at end of period	$21.497	$18.563	$20.087	$18.280	$13.209	$11.406	$11.873	$9.804	$7.278	$11.929
Number of Accumulation Units outstanding at end of period (in thousands)	358	469	572	756	1,690	2,651	3,047	3,405	3,795	3,542
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.584	$27.976	$25.729	$18.787	$16.394	$17.245	$14.391	$10.795	$—	$—
Accumulation Unit Value at end of period	$29.318	$25.584	$27.976	$25.729	$18.787	$16.394	$17.245	$14.391	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	8	9	6	4	1	—	—	—

APP II-29

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT Diversified Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.017	$22.908	$23.197	$21.863	$19.920	$20.903	$18.852	$12.330	$18.109	$17.671
Accumulation Unit Value at end of period	$22.842	$22.017	$22.908	$23.197	$21.863	$19.920	$20.903	$18.852	$12.330	$18.109
Number of Accumulation Units outstanding at end of period (in thousands)	154	204	259	343	1,506	1,049	1,271	1,667	939	917
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.311	$18.202	$18.627	$17.741	$16.334	$17.322	$15.786	$10.434	$—	$—
Accumulation Unit Value at end of period	$17.772	$17.311	$18.202	$18.627	$17.741	$16.334	$17.322	$15.786	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	9	4	5	2	2	2	1	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.556	$24.687	$22.266	$17.086	$14.553	$14.509	$13.092	$10.438	$—	$—
Accumulation Unit Value at end of period	$26.345	$23.556	$24.687	$22.266	$17.086	$14.553	$14.509	$13.092	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	76	97	110	144	178	183	186	171	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.865	$23.157	$21.106	$16.367	$14.087	$14.193	$12.942	$10.427	$—	$—
Accumulation Unit Value at end of period	$24.198	$21.865	$23.157	$21.106	$16.367	$14.087	$14.193	$12.942	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	3	3	—	—	—	—	—	—
Putnam VT George Putnam Balanced Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.410	$14.810	$13.597	$11.699	$10.564	$10.445	$9.577	$7.746	$13.278	$13.365
Accumulation Unit Value at end of period	$15.317	$14.410	$14.810	$13.597	$11.699	$10.564	$10.445	$9.577	$7.746	$13.278
Number of Accumulation Units outstanding at end of period (in thousands)	62	85	103	137	292	358	378	406	474	515
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.867	$18.557	$17.217	$14.970	$13.660	$13.649	$12.646	$10.337	$—	$—
Accumulation Unit Value at end of period	$18.793	$17.867	$18.557	$17.217	$14.970	$13.660	$13.649	$12.646	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Global Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$50.038	$50.758	$47.135	$40.082	$35.664	$36.392	$32.243	$24.232	$36.928	$36.452
Accumulation Unit Value at end of period	$52.550	$50.038	$50.758	$47.135	$40.082	$35.664	$36.392	$32.243	$24.232	$36.928
Number of Accumulation Units outstanding at end of period (in thousands)	28	40	50	58	149	147	162	151	171	164
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.039	$20.542	$19.277	$16.566	$14.895	$15.360	$13.752	$10.444	$—	$—
Accumulation Unit Value at end of period	$20.825	$20.039	$20.542	$19.277	$16.566	$14.895	$15.360	$13.752	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	—	—	—	—

APP II-30

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$67.575	$74.254	$68.139	$51.031	$43.524	$46.379	$41.203	$32.252	$53.461	$57.815
Accumulation Unit Value at end of period	$76.488	$67.575	$74.254	$68.139	$51.031	$43.524	$46.379	$41.203	$32.252	$53.461
Number of Accumulation Units outstanding at end of period (in thousands)	7	10	17	19	25	33	37	39	41	37
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.957	$22.161	$20.551	$15.553	$13.405	$14.436	$12.960	$10.252	$—	$—
Accumulation Unit Value at end of period	$22.354	$19.957	$22.161	$20.551	$15.553	$13.405	$14.436	$12.960	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	13	3	—	—	—	—	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.144	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.477	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	48	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.130	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.413	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
Putnam VT International Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.959	$21.267	$23.181	$18.392	$15.329	$18.752	$17.318	$14.119	$25.598	$24.003
Accumulation Unit Value at end of period	$20.120	$20.959	$21.267	$23.181	$18.392	$15.329	$18.752	$17.318	$14.119	$25.598
Number of Accumulation Units outstanding at end of period (in thousands)	221	278	317	372	961	1,218	1,316	1,424	1,619	1,496
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.735	$15.109	$16.643	$13.344	$11.239	$13.894	$12.967	$10.684	$—	$—
Accumulation Unit Value at end of period	$13.997	$14.735	$15.109	$16.643	$13.344	$11.239	$13.894	$12.967	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	14	9	12	7	7	1	—	—	—
Putnam VT International Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.119	$7.381	$8.287	$6.890	$5.752	$6.780	$6.431	$5.178	$9.748	$9.864
Accumulation Unit Value at end of period	$7.083	$7.119	$7.381	$8.287	$6.890	$5.752	$6.780	$6.431	$5.178	$9.748
Number of Accumulation Units outstanding at end of period (in thousands)	536	605	694	773	28	19	15	14	21	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.720	$14.377	$16.310	$13.704	$11.563	$13.772	$13.201	$10.742	$—	$—
Accumulation Unit Value at end of period	$13.509	$13.720	$14.377	$16.310	$13.704	$11.563	$13.772	$13.201	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-31

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.160	$14.709	$13.120	$9.866	$8.581	$8.716	$7.774	$6.038	$10.150	$10.876
Accumulation Unit Value at end of period	$15.615	$14.160	$14.709	$13.120	$9.866	$8.581	$8.716	$7.774	$6.038	$10.150
Number of Accumulation Units outstanding at end of period (in thousands)	200	256	316	405	1,259	2,028	2,342	2,234	2,480	1,194
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.179	$23.282	$20.987	$15.948	$14.017	$14.388	$12.969	$10.179	$—	$—
Accumulation Unit Value at end of period	$24.202	$22.179	$23.282	$20.987	$15.948	$14.017	$14.388	$12.969	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	3	4	3	3	3	—	—	—
Putnam VT Multi-Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.552	$19.925	$17.840	$13.286	$11.562	$12.378	$10.727	$—	$—	$—
Accumulation Unit Value at end of period	$20.740	$19.552	$19.925	$17.840	$13.286	$11.562	$12.378	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	220	264	310	421	31	40	51	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.485	$19.036	$17.224	$12.963	$11.400	$12.333	$10.719	$—	$—	$—
Accumulation Unit Value at end of period	$19.403	$18.485	$19.036	$17.224	$12.963	$11.400	$12.333	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	—	—	—	—	—	—	—
Putnam VT Small Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.795	$32.677	$32.101	$23.365	$20.208	$21.552	$17.383	$13.429	$22.504	$26.199
Accumulation Unit Value at end of period	$38.638	$30.795	$32.677	$32.101	$23.365	$20.208	$21.552	$17.383	$13.429	$22.504
Number of Accumulation Units outstanding at end of period (in thousands)	80	109	137	179	707	653	831	961	1,037	1,189
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.803	$24.452	$24.275	$17.855	$15.605	$16.819	$13.709	$10.702	$—	$—
Accumulation Unit Value at end of period	$28.312	$22.803	$24.452	$24.275	$17.855	$15.605	$16.819	$13.709	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	9	9	6	4	—	—	—	—
UIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.305	$16.279	$17.331	$17.806	$15.098	$18.763	$16.029	$9.574	$22.490	$16.270
Accumulation Unit Value at end of period	$15.010	$14.305	$16.279	$17.331	$17.806	$15.098	$18.763	$16.029	$9.574	$22.490
Number of Accumulation Units outstanding at end of period (in thousands)	140	167	189	216	749	965	1,197	1,193	1,129	859
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.820	$17.044	$18.337	$19.038	$16.313	$20.487	$17.686	$10.675	$—	$—
Accumulation Unit Value at end of period	$15.388	$14.820	$17.044	$18.337	$19.038	$16.313	$20.487	$17.686	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	13	3	4	4	4	1	—	—	—

APP II-32

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
UIF Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.633	$21.220	$21.173	$15.648	$14.656	$16.044	$12.325	$7.958	$15.205	$12.601
Accumulation Unit Value at end of period	$17.612	$19.633	$21.220	$21.173	$15.648	$14.656	$16.044	$12.325	$7.958	$15.205
Number of Accumulation Units outstanding at end of period (in thousands)	38	52	67	80	356	752	730	639	770	400
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.561	$25.735	$25.948	$19.380	$18.343	$20.291	$15.752	$10.278	$—	$—
Accumulation Unit Value at end of period	$20.915	$23.561	$25.735	$25.948	$19.380	$18.343	$20.291	$15.752	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	—	—	—	—
(a) Inception date July 15, 2016.

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Wells Fargo VT Discovery Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.896	$24.642	$24.951	$17.631	$15.216	$15.397	$11.542	$8.359	$15.265	$12.681
Accumulation Unit Value at end of period	$25.315	$23.896	$24.642	$24.951	$17.631	$15.216	$15.397	$11.542	$8.359	$15.265
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	2	3	3	3	4	6	7
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.103	$28.244	$28.900	$20.636	$17.998	$18.403	$13.942	$10.203	$—	$—
Accumulation Unit Value at end of period	$28.412	$27.103	$28.244	$28.900	$20.636	$17.998	$18.403	$13.942	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT Index Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.939	$1.946	$1.675	$1.423	$1.279	$1.220	$1.095	$0.963	$1.381	$1.304
Accumulation Unit Value at end of period	$2.055	$1.939	$1.946	$1.675	$1.423	$1.279	$1.220	$1.095	$0.963	$1.381
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	11	11	21	21	21	21	21
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.494	$19.771	$17.196	$14.760	$13.408	$12.930	$11.720	$10.423	$—	$—
Accumulation Unit Value at end of period	$20.440	$19.494	$19.771	$17.196	$14.760	$13.408	$12.930	$11.720	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT International Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.794	$12.770	$13.710	$11.656	$10.437	$12.177	$10.085	$—	$—	$—
Accumulation Unit Value at end of period	$13.005	$12.794	$12.770	$13.710	$11.656	$10.437	$12.177	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.073	$12.178	$13.212	$11.351	$10.271	$12.111	$10.078	$—	$—	$—
Accumulation Unit Value at end of period	$12.145	$12.073	$12.178	$13.212	$11.351	$10.271	$12.111	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-33

Wells Fargo VT Omega Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.474	$19.525	$19.102	$13.876	$11.711	$12.598	$10.000	$—	$—	$—
Accumulation Unit Value at end of period	$19.264	$19.474	$19.525	$19.102	$13.876	$11.711	$12.598	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	11	13	18	29	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.390	$18.634	$18.422	$13.523	$11.534	$12.539	$10.000	$—	$—	$—
Accumulation Unit Value at end of period	$18.002	$18.390	$18.634	$18.422	$13.523	$11.534	$12.539	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT Opportunity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.475	$19.371	$17.825	$13.860	$12.191	$13.111	$10.765	$7.404	$12.560	$11.969
Accumulation Unit Value at end of period	$20.405	$18.475	$19.371	$17.825	$13.860	$12.191	$13.111	$10.765	$7.404	$12.560
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	19	1	2	3	2
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.977	$25.405	$23.624	$18.563	$16.500	$17.933	$14.880	$10.342	$—	$—
Accumulation Unit Value at end of period	$26.206	$23.977	$25.405	$23.624	$18.563	$16.500	$17.933	$14.880	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Wells Fargo VT Small Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.288	$2.394	$2.479	$1.677	$1.580	$1.682	$1.348	$0.898	$1.557	$1.390
Accumulation Unit Value at end of period	$2.426	$2.288	$2.394	$2.479	$1.677	$1.580	$1.682	$1.348	$0.898	$1.557
Number of Accumulation Units outstanding at end of period (in thousands)	38	50	67	65	108	194	272	284	357	371
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.530	$26.994	$28.249	$19.308	$18.380	$19.783	$16.024	$10.779	$—	$—
Accumulation Unit Value at end of period	$26.789	$25.530	$26.994	$28.249	$19.308	$18.380	$19.783	$16.024	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP A-1

Appendix A - Product Comparison Information
In addition to the variable annuity Contract described in this prospectus, we offered other deferred individual variable annuities, each having different sales charges (if any), fees and investment options. The primary differences between the “Director M” and “Leaders” suites of variable annuities we offered generally relate to the investment options offered and mortality expense risk charges. We offered three contract variations that have a contingent deferred sales charge (these forms of contract are called “Outlook”, “Plus” and our base contract (which does not have a separate marketing name, but is sometimes referred to in this prospectus as the “Core” version)), one contract version has a front end sales charge (called “Edge”) and one contract version has no sales charge (called “Access”). We have not included information regarding our Edge Contract because it is offered through a very limited number of Financial Intermediaries.
Not all forms of contracts were offered by all Financial Intermediaries. This Appendix does not constitute, and may not be used for the purposes of making, any offer or solicitation by anyone of any form of variable annuity other than as specifically provided in this prospectus. Presented below are some, but certainly not all, of the differentiating features between our individual deferred variable annuities. The form of Contract you select will be identified on your application and the contract issued to you. Consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the variable annuity product and underlying Fund prospectuses contain other information about variable annuities and investment options. Your Registered Representative can provide you with prospectuses or you can contact us to receive one. This and any of the other variable annuities referenced in this Appendix are underwritten and distributed by Hartford Securities Distribution Company, Inc. Member SIPC. Please read the prospectus carefully before investing.

I. Key Differences

Contract	Access	Core		Outlook		Plus
Minimum Initial Premium Qualified Contract = Q Non-Qualified Contract = NQ	Q: $10,000 NQ:$2,000	Q: $1,000 NQ:$1,000		Q: $10,000 NQ:$2,000		Q: $10,000 NQ:$2,000
Sales Charge	NONE	YEAR 1 2 3 4 5 6 7 8+	CDSC (2) 7% 7% 7% 6% 5% 4% 3% 0%	YEAR 1 2 3 4 5+	CDSC (2) 7% 6% 5% 4% 0%	YEAR 1 2 3 4 5 6 7 8 9+	CDSC (2) 8% 8% 8% 8% 7% 6% 5% 4% 0%
Mortality and Expense Risk Charge (1)	1.45%	0.95%		1.4%		1.4%
Payment Enhancement	NO	NO		NO		YES (3)
Maximum Up-front Commission	2%	7%		5.75%		6.5%

(1)
Excluded fees include administrative charges (up to 0.20%), annual maintenance fees (applies to contracts with anniversary/surrender contract values less than $50,000), taxes (0 - 3.5premium %) and optional benefit fees.

(2)
Each Premium Payment has its own CDSC schedule. Only amounts invested for less than the requisite holding period are subject to a CDSC. When a CDSC is applicable, only Surrenders in excess of the Annual Withdrawal Amount (AWA) will be subject to a CDSC. After the AWA deduction, surrenders will then be taken first: from earnings, second: from Premium Payments not subject to a CDSC, third: from 10% of Premium Payments still subject to a CDSC, fourth: from Premium Payments subject to a CDSC on a first-in-first-out basis, and fifth: from Payment Enhancements for Plus contracts only. A CDSC will not exceed your total Premium Payments.

(3)
We add an additional sum to your Account Value equal to 3% of the Premium Payment if cumulative Premium Payments are less than $50,000 or 4% of the Premium Payment if cumulative Premium Payments are more than $50,000. If a subsequent Premium Payment increases cumulative Premium Payments to $50,000 or more, we will credit an additional Payment Enhancement to your Account Value equal to 1% of your Premium Payments. Payment Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment. The cost of providing Payment Enhancements is included in the higher Mortality and Expense Risk Charges. Payment Enhancements will be recaptured if you:

◦	Cancel your Contract during any “Free Look” period.

◦	Annuitize your Contract, you will forfeit Payment Enhancements credited in the 24 months prior to the Annuity Commencement Date.

◦	Request a full or partial Surrender under the CDSC exemption applicable when you are a patient in a certified long-term care facility or other eligible facility.

APP A-2

The following Surrenders are NOT subject to a CDSC:

•
Annual Withdrawal Amount - Each Premium Payment has its own schedule of Contingent Deferred Sales charges; however, in any contract year you may able to take Partial Surrenders up to a certain percentage of your total Premium Payments without being subject to a Contingent Deferred Sales Charge. Please refer to your Contract for your specific Annual Withdrawal Percentage amounts and your Contingent Deferred Sales Charge schedule.

•
If you are a patient in a certified long-term care facility or other eligible facility - We will waive any CDSC for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

•	facility recognized as a general hospital by the proper authority of the state in which it is located or the Joint Commission on the Accreditation of Hospitals;

•	facility certified as a hospital or long-term care facility; or

•	nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

•	Exchanges - As an accommodation, we may, in our sole discretion, credit the time that you held an annuity previously issued by us against otherwise applicable CDSCs.

II. Investment Options

The following tables describe the investment options available by contract, including the Fund name, share class, fund objectives and the investment adviser and sub-adviser of each Fund. For additional information on each Fund, please refer to the Fund’s Prospectus.

1.	The Director M Outlook, Director M Platinum Outlook, First Horizon Director M Outlook and Classic Director M Outlook	APP A - 3
2.	AmSouth Variable Annuity M Outlook	APP A - 7
3.	The Director Select M Outlook	APP A - 11
4.	Huntington Director M Outlook	APP A - 16
5.	Wells Fargo Director M Outlook	APP A - 20

APP A-3

1.	The Director M Outlook, Director M Platinum Outlook, First Horizon Director M Outlook, Classic Director M Outlook:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.
AB VPS International Growth Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS International Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AIM Variable Insurance Funds
Invesco V.I. American Value Fund - Series II	Seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund - Series II	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks	Invesco Advisers, Inc.
Invesco V.I. Growth and Income Fund - Series II	Seeks long-term growth of capital and income	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Fidelity Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Dynamic Capital Appreciation Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Equity-Income Portfolio - Service Class 2	Seeks reasonable income. Fund will also consider the potential for capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Strategic Income Portfolio - Service Class 2	Seeks a high level of current income. The fund may also seek capital appreciation
Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), FIL Investment Advisors (UK) Limited (FIA(UK)), and other investment advisers

Fidelity® VIP Value Strategies Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers

APP A-4

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund - Class IA	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small/Mid Cap Equity HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford High Yield HLS Fund - Class IA	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap Value HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Company HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Value HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
HIMCO VIT

APP A-5

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
HIMCO VIT Index Fund - Class IA	Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.	Hartford Investment Management Company
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Calibrated Dividend Growth Portfolio - Class VC	Seeks current income and capital appreciation	Lord, Abbett & Co. LLC
Lord Abbett Classic Stock Portfolio - Class VC	Seeks growth of capital and growth of income consistent with reasonable risk	Lord, Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Oppenheimer Variable Account Funds
Oppenheimer Capital Appreciation Fund/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Discovery Mid Cap Growth Fund/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Global Fund/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Main Street Fund®/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Main Street Small Cap Fund/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Putnam Variable Trust
Putnam VT Diversified Income Fund - Class IB	As high a level of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Equity Income Fund - Class IB	Capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT George Putnam Balanced Fund - Class IB	A balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Global Asset Allocation Fund - Class IB	Long-term return consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT Growth and Income Fund - Class IB‖	Capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT International Equity Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC

APP A-6

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Putnam VT International Value Fund - Class IB	Capital growth. Current income is a secondary objective	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT Investors Fund - Class IB	Long-term growth of capital and any increased income that results from this growth	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Multi-Cap Growth Fund - Class IB	Long-term capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Small Cap Value Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Growth Opportunities Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Morgan Stanley Variable Insurance Fund, Inc.
Morgan Stanley VIF Emerging Markets Equity Portfolio - Class II (formerly UIF Emerging Markets Equity Portfolio)	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Investment Management Inc., Sub-advised by Morgan Stanley Investment Management Company
Morgan Stanley VIF Mid Cap Growth Portfolio - Class II (formerly UIF Mid Cap Growth Portfolio)	Seeks long-term capital growth by investing primarily in common stocks and other equity securities	Morgan Stanley Investment Management Inc.

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

‖	Putnam VT Growth and Income Fund will merge into the Putnam VT Equity Income Fund effective May 15, 2017.

APP A-7

2.AmSouth Variable Annuity M Outlook:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.
AB VPS International Growth Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS International Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AIM Variable Insurance Funds
Invesco V.I. American Value Fund - Series II	Seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund - Series II	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks	Invesco Advisers, Inc.
Invesco V.I. Growth and Income Fund - Series II	Seeks long-term growth of capital and income	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Fidelity Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Dynamic Capital Appreciation Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Equity-Income Portfolio - Service Class 2	Seeks reasonable income. Fund will also consider the potential for capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Strategic Income Portfolio - Service Class 2	Seeks a high level of current income. The fund may also seek capital appreciation
Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), FIL Investment Advisors (UK) Limited (FIA(UK)), and other investment advisers

Fidelity® VIP Value Strategies Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Hartford HLS Series Fund II, Inc.

APP A-8

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford Growth Opportunities HLS Fund - Class IA	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small/Mid Cap Equity HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford U.S. Government Securities HLS Fund - Class IA	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford High Yield HLS Fund - Class IA	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap Value HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Company HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP

APP A-9

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Value HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
HIMCO VIT
HIMCO VIT Index Fund - Class IA	Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.	Hartford Investment Management Company
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Calibrated Dividend Growth Portfolio - Class VC	Seeks current income and capital appreciation	Lord, Abbett & Co. LLC
Lord Abbett Classic Stock Portfolio - Class VC	Seeks growth of capital and growth of income consistent with reasonable risk	Lord, Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Oppenheimer Variable Account Funds
Oppenheimer Capital Appreciation Fund/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Discovery Mid Cap Growth Fund/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Global Fund/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Main Street Fund®/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Main Street Small Cap Fund/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Pioneer Variable Contracts Trust
Pioneer Fund VCT Portfolio - Class II	Reasonable income and capital growth	Pioneer Investment Management, Inc.
Putnam Variable Trust
Putnam VT Diversified Income Fund - Class IB	As high a level of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited

APP A-10

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Putnam VT Equity Income Fund - Class IB	Capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT George Putnam Balanced Fund - Class IB	A balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Global Asset Allocation Fund - Class IB	Long-term return consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT Growth and Income Fund - Class IB‖	Capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT International Equity Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT International Value Fund - Class IB	Capital growth. Current income is a secondary objective	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT Investors Fund - Class IB	Long-term growth of capital and any increased income that results from this growth	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Multi-Cap Growth Fund - Class IB	Long-term capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Small Cap Value Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Growth Opportunities Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Morgan Stanley Variable Insurance Fund, Inc.
Morgan Stanley VIF Emerging Markets Equity Portfolio - Class II (formerly UIF Emerging Markets Equity Portfolio)	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Investment Management Inc., Sub-advised by Morgan Stanley Investment Management Company
Morgan Stanley VIF Mid Cap Growth Portfolio - Class II (formerly UIF Mid Cap Growth Portfolio)	Seeks long-term capital growth by investing primarily in common stocks and other equity securities	Morgan Stanley Investment Management Inc.

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

‖	Putnam VT Growth and Income Fund will merge into the Putnam VT Equity Income Fund effective May 15, 2017.

APP A-11

3.	The Director M Select Outlook:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.
AB VPS International Growth Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS International Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AIM Variable Insurance Funds
Invesco V.I. American Value Fund - Series II	Seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund - Series II	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks	Invesco Advisers, Inc.
Invesco V.I. Growth and Income Fund - Series II	Seeks long-term growth of capital and income	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Fidelity Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Dynamic Capital Appreciation Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Equity-Income Portfolio - Service Class 2	Seeks reasonable income. Fund will also consider the potential for capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Strategic Income Portfolio - Service Class 2	Seeks a high level of current income. The fund may also seek capital appreciation
Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), FIL Investment Advisors (UK) Limited (FIA(UK)), and other investment advisers

Fidelity® VIP Value Strategies Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Hartford HLS Series Fund II, Inc.

APP A-12

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford Growth Opportunities HLS Fund - Class IA	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small/Mid Cap Equity HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford U.S. Government Securities HLS Fund - Class IA	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford High Yield HLS Fund - Class IA	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap Value HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Company HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP

APP A-13

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Value HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
HIMCO VIT
HIMCO VIT Index Fund - Class IA	Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.	Hartford Investment Management Company
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Calibrated Dividend Growth Portfolio - Class VC	Seeks current income and capital appreciation	Lord, Abbett & Co. LLC
Lord Abbett Classic Stock Portfolio - Class VC	Seeks growth of capital and growth of income consistent with reasonable risk	Lord, Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Oppenheimer Variable Account Funds
Oppenheimer Capital Appreciation Fund/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Discovery Mid Cap Growth Fund/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Global Fund/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Main Street Fund®/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Main Street Small Cap Fund/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Putnam Variable Trust
Putnam VT Diversified Income Fund - Class IB	As high a level of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Equity Income Fund - Class IB	Capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited

APP A-14

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Putnam VT George Putnam Balanced Fund - Class IB	A balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Global Asset Allocation Fund - Class IB	Long-term return consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT Growth and Income Fund - Class IB‖	Capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT International Equity Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT International Value Fund - Class IB	Capital growth. Current income is a secondary objective	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT Investors Fund - Class IB	Long-term growth of capital and any increased income that results from this growth	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Multi-Cap Growth Fund - Class IB	Long-term capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Small Cap Value Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Growth Opportunities Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Morgan Stanley Variable Insurance Fund, Inc.
Morgan Stanley VIF Emerging Markets Equity Portfolio - Class II (formerly UIF Emerging Markets Equity Portfolio)	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Investment Management Inc., Sub-advised by Morgan Stanley Investment Management Company
Morgan Stanley VIF Mid Cap Growth Portfolio - Class II (formerly UIF Mid Cap Growth Portfolio)	Seeks long-term capital growth by investing primarily in common stocks and other equity securities	Morgan Stanley Investment Management Inc.
Wells Fargo Variable Trust Funds
Wells Fargo VT International Equity Fund - Class 1	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Omega Growth Fund - Class 1	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Opportunity Fund - Class 1	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Small Cap Growth Fund - Class 1	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated

APP A-15

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

‖	Putnam VT Growth and Income Fund will merge into the Putnam VT Equity Income Fund effective May 15, 2017.

APP A-16

4.	Huntington Director M Outlook:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.
AB VPS International Growth Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS International Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AIM Variable Insurance Funds
Invesco V.I. American Value Fund - Series II	Seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund - Series II	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks	Invesco Advisers, Inc.
Invesco V.I. Growth and Income Fund - Series II	Seeks long-term growth of capital and income	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Fidelity Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Dynamic Capital Appreciation Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Equity-Income Portfolio - Service Class 2	Seeks reasonable income. Fund will also consider the potential for capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Strategic Income Portfolio - Service Class 2	Seeks a high level of current income. The fund may also seek capital appreciation
Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), FIL Investment Advisors (UK) Limited (FIA(UK)), and other investment advisers

Fidelity® VIP Value Strategies Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Hartford HLS Series Fund II, Inc.

APP A-17

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford Growth Opportunities HLS Fund - Class IA	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small/Mid Cap Equity HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford U.S. Government Securities HLS Fund - Class IA	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford High Yield HLS Fund - Class IA	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap Value HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Company HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP

APP A-18

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Value HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
HIMCO VIT
HIMCO VIT Index Fund - Class IA	Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.	Hartford Investment Management Company
Mutual Fund and Variable Insurance Trust
Rational Dividend Capture VA Fund (formerly Catalyst Dividend Capture VA Fund)	Seeks total return with dividend income as an important component of that return	Rational Advisors, Inc., Sub-advised by PVG Asset Management Corp.
Rational Insider Buying VA Fund (formerly Catalyst Insider Buying VA Fund)	Seeks long-term capital appreciation	Rational Advisors, Inc.
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Calibrated Dividend Growth Portfolio - Class VC	Seeks current income and capital appreciation	Lord, Abbett & Co. LLC
Lord Abbett Classic Stock Portfolio - Class VC	Seeks growth of capital and growth of income consistent with reasonable risk	Lord, Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Oppenheimer Variable Account Funds
Oppenheimer Capital Appreciation Fund/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Discovery Mid Cap Growth Fund/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Global Fund/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Main Street Fund®/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Main Street Small Cap Fund/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Putnam Variable Trust

APP A-19

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Putnam VT Diversified Income Fund - Class IB	As high a level of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Equity Income Fund - Class IB	Capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT George Putnam Balanced Fund - Class IB	A balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Global Asset Allocation Fund - Class IB	Long-term return consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT Growth and Income Fund - Class IB‖	Capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT International Equity Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT International Value Fund - Class IB	Capital growth. Current income is a secondary objective	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT Investors Fund - Class IB	Long-term growth of capital and any increased income that results from this growth	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Multi-Cap Growth Fund - Class IB	Long-term capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Small Cap Value Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Growth Opportunities Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Morgan Stanley Variable Insurance Fund, Inc.
Morgan Stanley VIF Emerging Markets Equity Portfolio - Class II (formerly UIF Emerging Markets Equity Portfolio)	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Investment Management Inc., Sub-advised by Morgan Stanley Investment Management Company
Morgan Stanley VIF Mid Cap Growth Portfolio - Class II (formerly UIF Mid Cap Growth Portfolio)	Seeks long-term capital growth by investing primarily in common stocks and other equity securities	Morgan Stanley Investment Management Inc.

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

‖	Putnam VT Growth and Income Fund will merge into the Putnam VT Equity Income Fund effective May 15, 2017.

APP A-20

5.    Wells Fargo Director M Outlook:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.
AB VPS International Growth Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS International Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AIM Variable Insurance Funds
Invesco V.I. American Value Fund - Series II	Seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund - Series II	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks	Invesco Advisers, Inc.
Invesco V.I. Growth and Income Fund - Series II	Seeks long-term growth of capital and income	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Fidelity Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Dynamic Capital Appreciation Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Equity-Income Portfolio - Service Class 2	Seeks reasonable income. Fund will also consider the potential for capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Strategic Income Portfolio - Service Class 2	Seeks a high level of current income. The fund may also seek capital appreciation
Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), FIL Investment Advisors (UK) Limited (FIA(UK)), and other investment advisers

Fidelity® VIP Value Strategies Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Hartford HLS Series Fund II, Inc.

APP A-21

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford Growth Opportunities HLS Fund - Class IA	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small/Mid Cap Equity HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford U.S. Government Securities HLS Fund - Class IA	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford High Yield HLS Fund - Class IA	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap Value HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Company HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP

APP A-22

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Value HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
HIMCO VIT
HIMCO VIT Index Fund - Class IA	Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.	Hartford Investment Management Company
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Calibrated Dividend Growth Portfolio - Class VC	Seeks current income and capital appreciation	Lord, Abbett & Co. LLC
Lord Abbett Classic Stock Portfolio - Class VC	Seeks growth of capital and growth of income consistent with reasonable risk	Lord, Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Oppenheimer Variable Account Funds
Oppenheimer Capital Appreciation Fund/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Discovery Mid Cap Growth Fund/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Global Fund/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Main Street Fund®/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Main Street Small Cap Fund/VA - Service Class	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Putnam Variable Trust
Putnam VT Diversified Income Fund - Class IB	As high a level of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Equity Income Fund - Class IB	Capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited

APP A-23

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Putnam VT George Putnam Balanced Fund - Class IB	A balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Global Asset Allocation Fund - Class IB	Long-term return consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT Growth and Income Fund - Class IB‖	Capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT International Equity Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT International Value Fund - Class IB	Capital growth. Current income is a secondary objective	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT Investors Fund - Class IB	Long-term growth of capital and any increased income that results from this growth	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Multi-Cap Growth Fund - Class IB	Long-term capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Small Cap Value Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Growth Opportunities Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Morgan Stanley Variable Insurance Fund, Inc.
Morgan Stanley VIF Emerging Markets Equity Portfolio - Class II (formerly UIF Emerging Markets Equity Portfolio)	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Investment Management Inc., Sub-advised by Morgan Stanley Investment Management Company
Morgan Stanley VIF Mid Cap Growth Portfolio - Class II (formerly UIF Mid Cap Growth Portfolio)	Seeks long-term capital growth by investing primarily in common stocks and other equity securities	Morgan Stanley Investment Management Inc.
Wells Fargo Variable Trust Funds
Wells Fargo VT Discovery Fund - Class 2	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Index Asset Allocation Fund - Class 2	Long-term total return, consisting of capital appreciation and current income	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT International Equity Fund - Class 2	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Omega Growth Fund - Class 2	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Opportunity Fund - Class 2	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated
Wells Fargo VT Small Cap Growth Fund - Class 2	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC, Sub-advised by Wells Capital Management Incorporated

APP A-24

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

‖	Putnam VT Growth and Income Fund will merge into the Putnam VT Equity Income Fund effective May 15, 2017.

APP B-1

Appendix B — The Hartford’s Lifetime Income Builder
Objective
Protect your investment from poor market performance through potential annual Benefit Amount increases and provide income through predetermined periodic payments based either on a set schedule or your lifetime.
How does this rider help achieve this goal?
This rider (called the Unified Benefit Rider in your Contract) provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, this rider is a guarantee of the Benefit Amount that you can access two ways:

•
Withdrawal Benefit allows (a) Benefit Payments: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or (b) Lifetime Benefit Payments: a series of withdrawals which may be paid annually until the death of any Owner if the older Owner (or Annuitant if the Contract Owner is a trust) is age 60 or older. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; and/or

•
Guaranteed Minimum Death Benefit (“GMDB”). The GMDB is equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. Depleting the Benefit Amount by taking Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy this rider?
The Hartford’s Lifetime Income Builder is closed to new investors (including existing Owners).
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Benefit Amount. This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts. The rider charge may limit access to Fixed Accounts in certain states.
We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase this charge, you will receive advance notice of the increase and will be given the opportunity to suspend this and future charge increases. If you suspend any charge increase, you will no longer receive automatic Benefit Amount increases. If we do not receive notice from you to suspend the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. Within 30 days prior to subsequent Contract Anniversaries, you may re-start automatic Benefit Amount increases at the charge in effect since your most recent notification. If you Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number of days since the last charge was assessed, divided by 365.
You may decline the fee increase and permanently waive automatic Benefit Amount increases by:

•	Notifying us in writing, verbally or electronically, if available.

•
Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
If you decline the fee increase we will suspend automatic Benefit Amount increases. You can re-start automatic Benefit Amount increases within 30 days of your Contract Anniversary if you accept the rider fee currently in effect.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
Does the Benefit Amount/Payment Base change under this rider?
Yes. The initial Benefit Amount equals your initial Premium Payment. The Benefit Amount will be adjusted in the future through your actions as well as ours. The Benefit Amount will be increased as a result of automatic Benefit Amount increases or subsequent Premium Payments. However, if Surrenders have been taken, your new Benefit Payment may not be greater than your Benefit Payment prior to the Surrender. The Benefit Amount will be decreased as a result of any Surrenders and potentially, any changes in ownership.

APP B-2

•
Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary (referred to as “automatic Benefit Amount increases”), depending on the investment performance of your Contract. To compute this percentage, we will divide your Contract Value on the then current Contract Anniversary by the Maximum Contract Value and then reduce by 1. In no event will this factor be less than 0% or greater than 10%. Automatic Benefit Amount increases will not take place if the investment performance of your Sub-Accounts is neutral or negative. Automatic Benefit Amount increases will continue until the earlier of the Contract Anniversary immediately following the older Owner’s or Annuitant’s 75th birthday or the Annuity Commencement Date.

•
Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment. However, if Surrenders have been taken your new Benefit Payment may not be greater than your Benefit Amount prior to the Surrender.

•	Surrenders. When a Surrender is made, the Benefit Amount will be equal to the amount determined in either (A), (B) or (C) as follows:

A.
If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

B.
If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income program to satisfy Required Minimum Distributions, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

C.
If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:

(i)	the Contract Value immediately following the Surrender; or

(ii)	the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

•	Benefit Amount limits. Your Benefit Amount cannot be less than zero or more than $5 million. Any sums in excess of this ceiling will not be included for any benefits under this rider.
Since the Benefit Amount is a central source for both benefits under this rider, taking withdrawals will lessen or eliminate the Guaranteed Minimum Death Benefit. Refer to the Examples included in Appendix I for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. The following section describes both Benefit Payments and Lifetime Benefit Payments which together comprise the Withdrawal Benefit.

•	Benefit Payments
Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.
The Benefit Payment can be taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.
Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:

A.
If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is equal to the lesser of the Benefit Payment immediately prior to the Surrender or the Benefit Amount immediately after the Surrender.

B.
If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

C.
If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Payment will be re-calculated to equal the Benefit Amount immediately following the Surrender multiplied by 5%.

If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.

APP B-3

If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made. Subsequent Premium Payments may decrease instead of increase the Benefit Payment. See Example 10 in Appendix I for more information
If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically re-calculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%. If you are enrolled in our Automatic Income Program you must request in writing to increase the amount being withdrawn.
If Surrenders are less than or equal to the Benefit Payment but result in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.

•	Lifetime Benefit Payments
Under this option, Surrenders may be taken as Lifetime Benefit Payments that are initially equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the older Owner’s 60th birthday or 5% of the initial Benefit Amount if the older Owner is 60 or older at the rider’s effective date The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.
The Lifetime Benefit Payment can be taken on any payment schedule that you request.
Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Lifetime Benefit Payment include any applicable Contingent Deferred Sales Charge.
Whenever a Surrender is taken after the Contract Anniversary immediately following the older Owner’s 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:

A.
If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.

B.
If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our Automatic Income program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

C.
If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender multiplied by 5%.

If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.
Lifetime Benefit Payments will be available until the first death of any Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under this Fixed Lifetime and Period Certain Annuity Payout.
If you make a subsequent Premium Payment after the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment will be re-calculated to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.
If Surrenders are not taken prior to the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment. The greater of the Benefit Payment or Lifetime Benefit Payment can be taken.
If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the older Owner’s 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%.
If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the Contract and pay the Surrender Value.
Is this rider designed to pay you Death Benefits?
Yes. This rider includes a Guaranteed Minimum Death Benefit that replaces the standard Death Benefit. The GMDB is equal to the greater of the Benefit Amount or the Contract Value on the date due proof of death is received by us.

APP B-4

The Death Benefit is payable at the first death of an Owner or Annuitant.
Does this rider replace standard Death Benefits?
Yes. This rider replaces the standard Death Benefit.
Can you revoke this rider?
No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
What effect do Full Surrenders have on your benefits under this rider?
You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request a Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under this rider.
If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value (following the provisions or the rider) or your Contract Value is reduced to zero, we will issue a payout annuity. If the Owner is a natural person we will treat the Owners(s) as the Annuitant for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either the Fixed Period Certain Annuity Payout or the Fixed Lifetime and Period Certain Annuity Payout Option. The election is irrevocable.
Under certain circumstances Hartford had permitted certain Contract Owners to reinstate their Contracts (and certain riders) when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to Hartford. Effective October 4, 2013, we will no longer allow Contract Owners to reinstate their Contracts (or riders) when a Contract Owner requests a Surrender (either full or Partial), except as noted in the section “Are there restrictions on how you must invest?”
If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.
What happens if you change ownership?
Any ownership change made prior to the first anniversary of the rider effective date will have no impact on the Benefit Amount, but the Lifetime Benefit Payment may change as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change. The Lifetime Benefit Payment may change based on the age of the new owner.
An ownership change after the first Contract Anniversary that causes a re-calculation in the benefits as long as the older Owner after the change is less than age 76 at the time of the change will automatically result in either (A) or (B):

(A)	If this rider is not currently available for sale, we will continue the existing rider for the GMDB only and the Withdrawal Benefit will terminate. This rider charge will then discontinue.

(B)
If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at your current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.

If the older Owner is age 76 or greater at the time of an ownership change, this rider will continue with respect to the GMDB only and the Withdrawal Benefit will terminate. The GMDB will be modified to equal Contract Value only and the Rider charge will discontinue.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the Beneficiary is the deceased Owner’s Spouse at the time of death, the Spouse may continue the Contract and we will adjust the Contract Value to the amount we would have paid as a Death Benefit payment (the greater of the Contract Value and the Benefit Amount). If the Spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:

(A)
If this rider is not currently available for sale, we will continue the existing The Hartford’s Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate and the rider charge will discontinue.

(B)
If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.

If the Spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, this rider will continue with respect to the GMDB only and the Withdrawal Benefits will terminate. The GMDB will be modified to equal Contract Value only and the rider charge will discontinue. Spousal Contract continuation will only apply one time for each Contract.

APP B-5

What happens if you annuitize your Contract?
If you annuitize your Contract, you may choose any of those Annuity Payout Options offered in the Contract. The amount used for calculating Annuity Payout Options will be the Contract Value. In other words, you will forfeit any difference between your Contract Value and Benefit Amount by voluntarily annuitizing before the maximum Annuity Commencement Date.
If the annuity reaches the maximum Annuity Commencement Date the Contract will automatically be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date, which approval may be withheld or delayed for any reason. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under The Hartford’s Lifetime Income Builder rules applicable when the Contract Value equals zero.

•	Fixed Period Certain Payout Option
If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment. The total amount payable under this Annuity Payout Option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year’s annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of the any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner’s last instructions on record.
These options may not be available if your contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, these options will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time these options become effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Fixed Lifetime and Period Certain Payout Option
If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the Annuity Calculation Date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner’s last instructions on record.
These options may not be available if your contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, these options will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time these options become effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal benefit of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the living benefit feature of the rider will be revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law, we may modify, add, delete, or substitute, the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while either rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment requirement or restriction will result in revocation of the rider. If the rider is revoked by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the rider will not terminate any concurrent guaranteed minimum death benefit rider.
If the rider is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have

APP B-6

a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Are there restrictions on the amount of subsequent Premium Payments?
No.
Can we aggregate contracts?
For purposes of determining the Benefit Amount under this rider, we reserve the right to treat one or more Contracts issued by us to you with any optional Withdrawal Benefit rider in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.
Other information
For examples of how this rider works, see “Appendix I.”
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	The benefits under this rider cannot be directly or indirectly assigned, pledged, collateralized or securitized in any way. Any such actions will invalidate this rider.

•
Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of Required Minimum Distributions, you will reduce your Death Benefit. If your Contract Value is zero as of the date of due proof of death, there will be no Death Benefit. This may be of special concern to seniors.

•
Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing this rider as part of an investment program involving a qualified plan may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to Funds, outweigh the absence of additional tax advantages from a variable annuity.

•
Annuitizing your Contract, whether voluntarily or not, will impact these benefits. First, annuitization shall eliminate the Guaranteed Minimum Death Benefit. Second, annuitization will terminate any Withdrawal Benefits which will be converted into annuity payments according to the annuitization option chosen. Accordingly, Lifetime Benefit Payments could be replaced by another “lifetime” payout option and will not be subject to automatic Benefit Amount increases.

•	Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.

•	Purchasing this rider is a one time only event and cannot be undone later. If you elect this rider you will not be able to elect standard Death Benefits or optional riders other than MAV Plus.

•
Any additional contributions made to your Contract after withdrawals have begun will cause the Benefit Amount to be recalculated. If an additional contribution is made, the Benefit Amount will be recalculated to equal the remaining Benefit Amount plus the additional contribution, which could be more or less than the original Benefit Amount and could change the amount of your Benefit Payments or Lifetime Benefit Payments, as the case may be.

•
Spouses who are not a joint Owner or Beneficiary may find continuation of this rider to be unavailable or unattractive after the death of the Owner-Spouse. Continuation of the options available in this rider is dependent upon its availability at the time of death of the first Owner-Spouse and will be subject to then prevailing charges.

•	Certain ownership changes may result in a reduction of benefits.

•
Annuitizing your Contract instead of receiving Benefit Payments or Lifetime Benefit Payments will forfeit any increases in your Benefit Amount over your Contract Value. Voluntary or involuntary annuitization will terminate Lifetime Benefit Payments. Annuity Payout Options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•	Finally, we may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification, whichever is later.

•	There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime

APP B-7

Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

APP C-1

Appendix C — The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios
Objective
The objective of these two different riders is to (i) protect your investment from poor market performance; (ii) provide longevity protection through Lifetime Benefit Payments; and (iii) provide Death Benefit protection.
How do the riders help achieve this goal?

•
Lifetime Withdrawal Feature. Provided you follow the rules below, the riders provide a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s Lifetime Income Eligibility Date until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the rider chosen:

Lifetime Income	=	Payment Base or Contract Value, whichever is higher	x	Withdrawal Percent
Builder Selects
- or -
Lifetime Income	=	Payment Base	x	Withdrawal Percent
Builder Portfolios

•
Guaranteed Minimum Death Benefit. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments (adjusted for partial Surrenders) or Contract Value as of the date due proof of death is received by us for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy the riders?
The Hartford’s Lifetime Income Builders Selects and The Hartford's Lifetime Income Builders Portfolios are closed to new investors (including existing Owners).
When you buy either rider, you must provide us with the names and date of birth of the Owner, any joint Owner, Annuitant and Beneficiary. We then determine who the “Relevant Covered Life” and other “Covered Lives” will be when establishing the Withdrawal Percent.

•
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.

•
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner, and his or her Spouse is the joint Owner or Beneficiary.

•
The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.

The maximum age of any Contract Owner or Annuitant when electing either rider is 80. These age restrictions also apply to the Beneficiary when the Joint/Spousal Option is chosen.
Does electing either rider forfeit your ability to buy other riders?
Yes. If you elected either rider, you could not elect any rider other than MAV Plus (MAV only in applicable states). You may not elect the Annuity Commencement Date Deferral Option if you elected either of The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios.
How is the charge for either rider calculated?
The fee for the riders is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for the riders will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
We reserve the right to increase the charge for either or both riders (and any option) up to the maximum fees described in the Synopsis at any time 12 months after either rider’s effective date. Any future fee increase will be based on the charge that we are then currently charging other customers who have not previously elected such rider.

APP C-2

Fee increases will not apply if (a) the age of the Relevant Covered Life is 81 or older; (b) you notify us of your election to permanently waive automatic Payment Base increases as described below; or (c) we convert your benefits based on our Minimum Amount rules defined in your Contract. This fee may not be the same as the fee that we charge new purchasers.
Subject to the foregoing limitation, we also reserve the right to charge a different fee for either rider (or options) to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
You will receive advanced notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:

•	Notifying us in writing, verbally or electronically, if available.

•
Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuiness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.

•	If you decline the fee increase, and defer withdrawals for at least five years, the Withdrawal Percentage will continue to be reset when a new age band is reached according to the rider’s rules.
Does the Payment Base change under either rider?
Yes, your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored-exchange program. Your Payment Base will fluctuate based on:

•	automatic Payment Base increases; and

•	subsequent Premium Payments; and

•
partial Surrenders (including partial Surrenders taken prior to the Lifetime Income Eligibility Date or if the amount of the partial Surrender exceeds either your Threshold or Lifetime Benefit Payment amount).

•
Automatic Payment Base Increase: Your automatic annual Payment Base increase varies depending on whether you choose The Hartford’s Lifetime Income Builder Selects or The Hartford’s Lifetime Income Builder Portfolios. The following table describes how these options operate:

	The Hartford's Lifetime Income Builder Selects	The Hartford's Lifetime Income Builder Portfolios
New Payment Base	[(current Anniversary Value (prior to the rider charge being taken) divided by your prior Payment Base)] multiplied by your prior Payment Base	The higher of current Anniversary Value (prior to the rider charge being taken) or Payment Base
Annual Payment Base increase limits	0% - 10%	Unlimited
We will determine if you are eligible for annual automatic Payment Base increases on each Contract Anniversary. Automatic Payment Base increases will cease upon the earliest of:

•	your Annuity Commencement Date;

•	the Contract Anniversary immediately following the Relevant Covered Life’s attained age of 90; or

•	You waive your right to receive automatic Payment Base increases.
Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under either rider. See Examples 16 and 17 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.

•
Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis. See Examples 10 and 11 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.

•
Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to the Lifetime Income Eligibility Date, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable limits as discussed below:

APP C-3

A.
If cumulative partial Surrenders taken during any Contract Year and prior to the Lifetime Income Eligibility Date, are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders taken after the Lifetime Income Eligibility Date are equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

C.
For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

See Examples 3-9 and 12-15 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I

•
Covered Life changes may also trigger a recalculation of your Payment Base, Lifetime Benefit Payment, Guaranteed Minimum Death Benefit and rider fees. See “What happens if you change ownership?” below.

•
Option Conversion. We reserve the right to offer a one-time only conversion from The Hartford’s Lifetime Income Builder Selects to The Hartford’s Lifetime Income Builder Portfolios, or vice versa, on or after the first Contract Anniversary after the rider has been in effect and prior to the Relevant Covered Life’s reaching attained age 81. Your then current Payment Base will be your new Payment Base for the purposes of the converted rider. This conversion will go into effect on the next following Contract Anniversary. A conversion notice must be received by us in good order between 30 days prior to, or within 15 days after, a Contract Anniversary. This privilege may be withdrawn at our sole discretion at any time without prior notice. The rider fee and any associated restrictions will be based on the rider then in effect. You may rescind your election within 15 days after making your election. Upon rescission; however, your Payment Base will be reset at the lower of the then applicable Payment Base or the Contract Value at the time of rescission. Rescission of a conversion option may therefore result in a permanent reduction of benefits. Once rescinded, this privilege will be terminated.

•	Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Is either rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish Lifetime Benefit Payments and Guaranteed Minimum Death Benefits.
As shown in the following table, the Withdrawal Percent for all partial Surrenders taken before the Lifetime Income Eligibility Date will be 5% (Single Life Option) or 4.5% (Joint/Spousal Option). In contrast, the Withdrawal Percent for partial Surrenders taken after the Lifetime Income Eligibility Date will be based on the chronological age of the Relevant Covered Life at the time of the first withdrawal as shown below:

	Withdrawal Percent
Relevant Covered Life Attained Age	Single Life Option	Joint/Spousal Option
<59½ - 64	5.0%	4.5%
65 - 69	5.5%	5.0%
70 - 74	6.0%	5.5%
75 - 79	6.5%	6.0%
80 - 84	7.0%	6.5%
85 - 90	7.5%	7.0%
90+	8.0%	7.5%
Except as provided below, the Withdrawal Percent will be based on the chronological age of the Relevant Covered Life at the time of the first Surrender.

1.	If a partial Surrender HAS NOT been taken, your new Withdrawal Percent will be effective on the next birthday that brought the Relevant Covered Life into a new Withdrawal Percent age band; or

2.
If you have deferred taking partial Surrenders for five years from the date you purchased this rider, your new Withdrawal Percent will be effective on the next birthday that brings the Relevant covered Life into a new Withdrawal Percent age band. Your new Withdrawal Percent will thereafter continue to change based on the age of the Relevant Covered Life as shown on the table above regardless of whether partial Surrenders are taken after such five year period or;

APP C-4

3.
If the preceding requirements in (1) or (2) have not been met, your new Withdrawal Percent will be effective as of the Contract Anniversary when the next automatic Payment Base increase occurs due to market performance after the birthday that brings the Relevant Covered Life into a new Withdrawal Percent age band.

If you meet the deferral requirements above, you will not forfeit your right to automatic Withdrawal Percent increases even if you decline future fee increases.
Please refer to Example 24 in The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios Examples Appendix for more information.
Is either rider designed to pay you Death Benefits?
Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments adjusted for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of either rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Feature is revoked, we will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to the rider's Investment Restrictions (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)). For Joint/Spousal election of either rider, no Death Benefit will be available when a Relevant Covered Life is the Beneficiary and the Beneficiary dies.
Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

A.
If cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders after the Lifetime Income Eligibility Date are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

C.
For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled “Can your Spouse continue your Lifetime Withdrawal Feature” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does either rider replace the standard Death Benefit?
Yes, it permanently replaces the standard Death Benefit. The Guaranteed Minimum Death Benefit will be reset to equal Contract Value when there is a Covered Life change that exceeds the permissible age limitation under either rider. This may also occur for the Single Life Option when the spouse elects Spousal Contract continuation and the new Covered Life exceeds the age limit.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Feature at any time subject to state availability and only the Guaranteed Minimum Death Benefit shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit, although the Guaranteed Minimum Death Benefit will be reduced and/or eliminated due to partial withdrawals. We may revoke the Lifetime Withdrawal Feature under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see the “State Variations” provision in the “Miscellaneous” section )). Additionally, we may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.
If the Lifetime Withdrawal Feature is revoked:

•	It cannot be re-elected;

•	You will not receive any Lifetime Withdrawal Payments;

•
We will continue the Guaranteed Minimum Death Benefit only. We will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;

APP C-5

•	You will no longer be subject to this rider’s Investment Restrictions; and

•	You become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
On the date the Lifetime Withdrawal Feature is revoked, a prorated share of the rider charge will be assessed. After that, the rider charge will no longer be assessed. If you elected the single life option, and the Lifetime Withdrawal Feature is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Feature include:  whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Feature payments (the benefit may not be reinstated after it is revoked); whether you wish to cease paying the fees associated with the Lifetime Withdrawal Feature (keep in mind that you have been paying fees for the Lifetime Withdrawal Feature since the effective date of the rider), whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Feature (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)); and whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the Guaranteed Minimum Death Benefit. As described in the “Is this rider designed to pay you Death Benefits?” section, partial surrenders taken while the Lifetime Withdrawal Feature is in effect reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis or on a proportionate basis (in proportion to the reduction in Contract Value due to such partial withdrawal) depending on when you take withdrawals and/or the amount of cumulative withdrawals.  Partial withdrawals taken after you revoke the Lifetime Withdrawal Feature will reduce the Guaranteed Minimum Death Benefit on a proportionate basis. If your Account Value is less than your Guaranteed Minimum Death Benefit at the time of a partial withdrawal then reducing the Guaranteed Minimum Death Benefit on a proportionate basis will result in a greater reduction in the Guaranteed Minimum Death Benefit than if a dollar-for-dollar reduction was taken. You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Feature.
Please see “Can your Spouse continue your Lifetime Withdrawal Feature?” and “Are there restrictions on how you must invest?” for more information.
What effect does partial or full Surrenders have on your benefits under this rider?
Please refer to “Does the Benefit Amount/Payment Base change under either rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under either rider.
Prior to the Annuity Commencement Date, if on any Contract Anniversary your Contract Value, due to investment performance, is reduced below an amount equal to the greater of the Contract minimum amount stated under your Contract or one of your Lifetime Benefit Payments, or if on any Valuation Day, as a result of a Partial Surrender, your Contract Value is reduced below an amount equal to the greater of the Contract minimum amount stated under your Contract or one of your Lifetime Benefit Payments, then the following will occur:

1.
You must transfer your remaining Contract Value to an asset allocation model, investment program, Sub-Account(s), fund of funds Sub-Account(s), or other investment vehicle approved by us for purposes of the minimum amount rule.

a.	One of the approved investment vehicles, as described above, must be elected within 10 days from the date the minimum amount was reached.

b.	If we do not receive your election within the above stated time frame, you will be deemed to have irrevocably authorized us to move your remaining Contract Value into the Money Market Sub-account.

c.
If you choose not to participate in one of the approved investment vehicles, then we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed and the Contract will be fully terminated.

2.	Once the Contract Value is transferred to an approved investment vehicle, the following rules will apply:

a.
You will receive your Lifetime Benefit Payment, which will be equal to your Lifetime Benefit Payment at the time your Contract Value reduces below the rider minimum amount rules at the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually.

b.	Ongoing Lifetime Benefit Payments will no longer reduce your Contract Value.

c.
Ongoing Lifetime Benefit Payments will continue to reduce the remaining Guaranteed Minimum Death Benefit on your Contract. At the death of any Owner, Joint Owner or Annuitant, the greater of the Contract Value or the Guaranteed Death Death Benefit will be paid out as a lump sum settlement unless Spousal Contract continuation is available and elected.

d.	We will no longer accept subsequent Premium Payments.

e.	We will waive the Annual Maintenance Fee and Rider Charge on your Contract.

f.	Automatic Increases on Contract anniversary will no longer apply.

APP C-6

g.
If any amount greater than a Lifetime Benefit Payment is requested within a Contract Year, we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed, the Contract will be terminated and the Guaranteed Minimum Death Benefit will be lost.

See Examples 21 and 22 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.
What happens if you change ownership?
Inasmuch as this rider is affected by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the applicable rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change. The charge for this rider will remain the same.
Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change. The charge for this rider will remain the same.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

A.
If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Lifetime Withdrawal Feature of either rider and continue the Guaranteed Minimum Death Benefit only. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

B.
If the older Covered Life after the change exceeds the maximum age limitation of either rider at the time of the change, or we no longer offer either rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

A.
If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value; or

B.
If we no longer offer such rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Lifetime Withdrawal Feature will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

C.
If we offer such rider, then we will use the attained age of the older Covered Life as of the date of the Covered Life change to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change.

If such rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

APP C-7

Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Lifetime Withdrawal Feature?

•	Single Life Option:
If a Covered Life dies and the sole Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and such rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81

APP C-8

or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.
If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Feature and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
Either rider is designed to facilitate the continuation of your rights under the rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

•	The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date;

•
The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date; and

•	The Lifetime Benefit Payment will be recalculated.
The remaining Covered Life can not name a new owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.
See Examples 18 and 19 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.
What happens if you annuitize your Contract?
You may continue your Lifetime Benefit Payment provided under this rider by electing the Life Annuity Payout Option. This annuitization option will not be available if you have revoked your Withdrawal Feature. Alternatively, you may choose any of the annuitization options provided under your Contract. In this instance, you will forfeit the Lifetime Benefit Payments provided under this rider.
Annuity Payout Options under this rider:

•	Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.
If the older Annuitant is younger than age 59½, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by your Lifetime Benefit Payment on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to your Lifetime Benefit Payment on the Annuity Commencement Date. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.

APP C-9

If the younger Annuitant is alive and younger than age 59½, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by your Lifetime Benefit Payment on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to your Lifetime Benefit Payment on the Annuity Commencement Date. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes, as described below:
Lifetime Income Builder Selects
Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments must be invested in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal benefit of the rider. Your allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D on and after October 4, 2013 the withdrawal benefit of your rider will be revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by applicable law we may modify, add, delete, or substitute (to the extent permit by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Lifetime Income Builder Portfolios
Your Contract Value must be invested in one or more Programs and in an approved model portfolio, Funds or other investment vehicles established from time to time. Permissible portfolios, Funds, Programs or other investment vehicles are described in Appendix H. Not all model portfolios or Programs are available through all Financial Intermediaries.
To the extent permitted by applicable law, we may, in our sole discretion, add, replace or alter Funds, Programs and model portfolios from time to time. You will be provided with advance notification of any investment restriction changes. Changes may be made on a prospective basis with respect to any additional Premium Payments received.

APP C-10

While you may switch from model portfolio to model portfolio, you cannot pick and choose Funds within any model portfolios nor may you specify which Funds should be redeemed to satisfy the Lifetime Withdrawal Feature. You may provide written investment instructions to invest Contract Value in a manner that violates these investment restrictions. Any such action will, however, result in the revocation of your withdrawal feature under either rider.
Investments within model portfolios will fluctuate in value and may be worth more or less than your original investment. We are not responsible for lost investment opportunities associated with the implementation of these investment restrictions. Please refer to each Fund’s investment objectives, policies and restrictions and the risks of investing in each Fund as described in this prospectus and the prospectus for each Fund.
If your Lifetime Withdrawal Feature is revoked due to failure to comply with the investment restrictions, you will have a one time opportunity to reinstate the Lifetime Withdrawal Feature on your rider. There is a thirty calendar day reinstatement period that will begin from the date your lifetime withdrawal feature is revoked. During the reinstatement period, if you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change, your opportunity to reinstate will be terminated.
Upon reinstatement of your Lifetime Withdrawal Feature under either rider, your Payment Base will be reset at the lower of the Payment Base prior to the revocation and Contract Value as of the date of the reinstatement. Your Withdrawal Percentage will be set equal to the Withdrawal Percentage prior to the Lifetime Withdrawal Feature revocation; unless, if within the reinstatement period you reach a new age band and no partial Surrenders have been taken, then the Withdrawal Percentage will be set equal to the appropriate percentage based on the attained age of the Relevant Covered Life. Your Lifetime Benefit Payment will be recalculated based on the Lifetime Withdrawal Feature values as of the date of the reinstatement. We will deduct a prorated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. This restrictions are not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•
Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the then current maximum Lifetime Benefit Payment or Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•
Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, the Death Benefit will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize, you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

•
If you had elected the conversion option from The Hartford’s Lifetime Income Builder Selects to The Hartford’s Lifetime Income Builder Portfolios, or vice versa, and subsequently rescinded that election, your Payment Base will be set to the lower of the Payment Base or the Contract Value on the date of the rescission and therefore your old Payment Base will not be restored. The Death Benefit will also be set to the lower of the Guaranteed Minimum Death Benefit and the Contract Value on the date of the rescission.

•	Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of this rider.

APP C-11

•
While there is no minimum age for electing either rider, withdrawals taken prior to the Lifetime Income Eligibility Date will reduce, or can even eliminate guaranteed Lifetime Benefit Payments. Payments taken prior to the Lifetime Income Eligibility Date are not guaranteed to last for a lifetime. Either rider may not be suitable if a Covered Life is under attained age 59½.

•
The determination of the Relevant Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

•
We may terminate either or both riders post-election based on your violation of benefit rules and may otherwise withdraw such rider (or any option) for new sales at any time. In the event that either rider (or any option) is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated and the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

•
Unless otherwise provided, you may select either rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect either rider you will not be eligible to elect optional riders other than MAV or MAV Plus.

•
When the Single Life Option is chosen, Spouses may find continuation of either rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in either optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

•
The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•
The fee for either rider may increase any time after 12 months from either rider’s effective date. There are no assurances as to the fee we will be charging at the time of each Payment Base increase. This is subject to the maximum fee disclosed in the Synopsis.

•	Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

APP D-1

Appendix D - Optional Rider Investment Restrictions

(Percentage allocations apply to value in the Sub-Accounts)

A. Investment Restrictions For

The Hartford's Lifetime Income Builder	The Hartford's Lifetime Income Builder Selects
The Hartford's Lifetime Income Builder II	The Hartford's Lifetime Income Foundation

Applicable to the Director M Outlook

(If applicable to your contract (see the "State Variations" provisions in the "Miscellaneous" section))
Your Sub-Account value must be allocated in accordance with the following investment restrictions on and after October 4, 2013 and you must elect to rebalance to the allocations on a quarterly basis:
(1) SELF SELECT

Category 1	Fixed Income Rule: Minimum 40% of allocation Maximum of 100% of allocation*
Category 2	Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund
Category 3	Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund

Category 1: Fixed Income Rule: Minimum 40% of allocation Maximum of 100% of allocation*
Hartford Ultrashort Bond HLS Fund
Hartford Total Return Bond HLS Fund
Invesco V.I. Government Money Market Fund

*
If you have 100% allocation to the Fixed Accumulation Feature (FAF) on and after October 4, 2013 you will comply with these investment restrictions for as long as your allocation remains at 100% to the FAF. Please remember that effective October 4, 2013, the FAF was closed to new allocations or Premium Payments (with limited state exclusions). Therefore, if you move any money out of the FAF and into the Sub-Accounts you will not be able to move it back into the FAF AND your Sub-Account allocations must comply with these investment restrictions in order to prevent the revocation of your withdrawal feature.

Category 2: Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund
AB VPS Balanced Wealth Strategy Portfolio
AB VPS International Growth Portfolio
AB VPS International Value Portfolio
AB VPS Value Portfolio
Fidelity VIP Contrafund Portfolio
Fidelity VIP Dynamic Capital Appreciation Portfolio
Hartford Capital Appreciation HLS Fund
Hartford Disciplined Equity HLS Fund
Hartford Dividend and Growth HLS Fund
Hartford Global Growth HLS Fund
Hartford Global Research HLS
Hartford Growth Opportunities HLS Fund

APP D-2

HIMCO VIT Index Fund
Hartford Stock HLS Fund
Hartford Value HLS Fund
Invesco V.I. Comstock Fund
Invesco V.I. Growth and Income Fund
Lord Abbett Calibrated Dividend Growth Portfolio
Lord Abbett Classic Stock
Lord Abbett Fundamental Equity
Lord Abbett Growth & Income Portfolio
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Global Securities Fund/VA
Oppenheimer Main Street Fund/VA
Putnam VT Equity Income Fund
Putnam VT George Putnam Balanced Fund
Putnam VT Global Asset Allocation Fund
Putnam VT Growth and Income Fund
Putnam VT International Equity Fund
Putnam VT International Value Fund
Putnam VT Investors Fund
Putnam VT Multi-cap Growth Fund
Putnam VT Growth Opportunities Fund

Category 3: Limited Investment Options (Equity, Multi-Asset, or Bond) Rule: Maximum 20% of allocation, maximum of 10% in any one fund
AB VPS Small/Mid-Cap Value Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Value Strategies Portfolio
Hartford High Yield HLS Fund
Hartford International Opportunities HLS Fund
Hartford Mid Cap Value HLS Fund
Hartford Small Cap Growth HLS Fund
Hartford Small Company HLS Fund
Hartford Small/Mid Cap Equity HLS Fund
Invesco V.I. American Value Fund
Morgan Stanley VIF Emerging Markets Equity Portfolio
Morgan Stanley VIF Mid Cap Growth Portfolio
Invesco V.I. Mid Cap Growth Portfolio
Lord Abbett Bond-Debenture Portfolio
Oppenheimer Main Street Small Cap Fund/VA
Oppenheimer Discovery Mid Cap Growth Fund/VA
Putnam VT Diversified Income Fund
Putnam VT Small Cap Value Fund

APP D-3

(2) ASSET ALLOCATIONS MODELS

As of May 2, 2016, the following models are available:

Fund	2016 Series 115[1]	2016 Series 116[2]	2016 Series 208[3]	2016 Series 308[4]
Fidelity VIP Dynamic Capital Appreciation Portfolio	3%	5%	6%	7%
Hartford Disciplined Equity HLS Fund	4%	5%	6%	8%
Hartford Dividend and Growth HLS Fund	4%	5%	6%	7%
Hartford Global Growth HLS Fund	3%	4%	4%	6%
Hartford Growth Opportunities HLS Fund	4%	5%	6%	7%
Hartford High Yield HLS Fund	8%	10%	9%	9%
Hartford International Opportunities HLS Fund	3%	5%	8%	7%
Hartford Small Cap Growth HLS Fund	2%	3%	3%	4%
Hartford Total Return Bond HLS Fund	26%	18%	13%	9%
Hartford U.S. Government Securities HLS Fund	27%	21%	18%	13%
Invesco V.I. American Value Fund	2%	2%	3%	4%
Lord Abbett Bond-Debenture Portfolio	9%	11%	10%	9%
Oppenheimer Discovery Mid Cap Growth Fund	2%	2%	3%	3%
Oppenheimer Global Fund/VA	3%	4%	5%	7%
Total	100%	100%	100%	100%

(1) Formerly Ultra Conservative.
(2) Formerly Conservative.
(3) Formerly Balanced.
(4) Formerly Moderate Growth.

(3) INVESTMENT MODELS

Series 7004 (formerly Investment Model Option A: Hartford)

Funds
Hartford Total Return Bond HLS Fund	40%
Hartford Capital Appreciation HLS Fund	20%
Hartford Dividend and Growth HLS Fund	20%
Hartford Small Company HLS Fund	10%
Hartford International Opportunities HLS Fund	10%
Total	100%
Series 7005 (formerly Investment Model Option B: Diversifive)

Funds
Hartford Total Return Bond HLS Fund	40%
Fidelity VIP Contrafund Portfolio	20%
Lord Abbett Growth & income Portfolios	20%
Hartford International Opportunities HLS Fund	10%
Oppenheimer Global Fund/VA	10%
Total	100%

APP D-4

B. Investment Restrictions For

The Hartford's Lifetime Income Builder Portfolios

Applicable To The Following Products

The Director M Outlook	Director M Platinum Outlook	Director M Select Outlook
Huntington Director M Outlook	Classic Director M Outlook	Wells Fargo Director M Outlook

(If applicable to your contract (see the "State Variations" provisions in the "Miscellaneous" section))
(1) INVESTMENT STRATEGY MODELS

Series 8010 (formerly Core Five)

Fidelity VIP Contrafund Portfolio	17%
Hartford Dividend and Growth HLS Fund	17%
Hartford Total Return Bond HLS Fund	32%
Lord Abbott Growth & Income Portfolio	17%
Oppenheimer Global Fund/VA	17%
Total	100%

(2) PORTFOLIO PLANNER MODELS

As of May 2, 2016, the following models are available:

Fund	2016 Series 115[1]	2016 Series 116[2]	2016 Series 208[3]	2016 Series 308[4]	2016 Series 408[5]
Fidelity VIP Dynamic Capital Appreciation Portfolio	3%	5%	6%	7%	8%
Hartford Disciplined Equity HLS Fund	4%	5%	6%	8%	9%
Hartford Dividend and Growth HLS Fund	4%	5%	6%	7%	8%
Hartford Global Growth HLS Fund	3%	4%	4%	6%	7%
Hartford Growth Opportunities HLS Fund	4%	5%	6%	7%	8%
Hartford High Yield HLS Fund	8%	10%	9%	9%	7%
Hartford International Opportunities HLS Fund	3%	5%	8%	7%	8%
Hartford Small Cap Growth HLS Fund	2%	3%	3%	4%	5%
Hartford Total Return Bond HLS Fund	26%	18%	13%	9%	6%
Hartford U.S. Government Securities HLS Fund	27%	21%	18%	13%	10%
Invesco V.I. American Value Fund	2%	2%	3%	4%	5%
Lord Abbett Bond-Debenture Portfolio	9%	11%	10%	9%	7%
Oppenheimer Discovery Mid Cap Growth Fund	2%	2%	3%	3%	4%
Oppenheimer Global Fund/VA	3%	4%	5%	7%	8%
Total	100%	100%	100%	100%	100%
(1) Formerly Ultra Conservative.
(2) Formerly Conservative.
(3) Formerly Balanced.
(4) Formerly Moderate Growth.
(5) Formerly Growth.

APP E-1

Appendix E - Model Investment Options

(Percentage allocations apply to value in the Sub-Accounts)

Applicable To The Following Products

The Director M Outlook	AmSouth VA M Outlook	Director M Platinum Outlook
Director M Select Outlook	First Horizon Director M Outlook	Huntington Director M Outlook
Classic Director M Outlook	Wells Fargo Director M Outlook

As of May 2, 2016, the following models are available. If you elected one of the optional riders for your contract, please refer to “Appendix D - Optional Rider Investment Restrictions” to determine whether those restrictions may limit your ability to invest in these models.

Portfolio Planner Models

Fund	2016 Series 115[1]	2016 Series 116[2]	2016 Series 208[3]	2016 Series 308[4]	2016 Series 408[5]
Fidelity VIP Dynamic Capital Appreciation Portfolio	3%	5%	6%	7%	8%
Hartford Disciplined Equity HLS Fund	4%	5%	6%	8%	9%
Hartford Dividend and Growth HLS Fund	4%	5%	6%	7%	8%
Hartford Global Growth HLS Fund	3%	4%	4%	6%	7%
Hartford Growth Opportunities HLS Fund	4%	5%	6%	7%	8%
Hartford High Yield HLS Fund	8%	10%	9%	9%	7%
Hartford International Opportunities HLS Fund	3%	5%	8%	7%	8%
Hartford Small Cap Growth HLS Fund	2%	3%	3%	4%	5%
Hartford Total Return Bond HLS Fund	26%	18%	13%	9%	6%
Hartford U.S. Government Securities HLS Fund	27%	21%	18%	13%	10%
Invesco V.I. American Value Fund	2%	2%	3%	4%	5%
Lord Abbett Bond-Debenture Portfolio	9%	11%	10%	9%	7%
Oppenheimer Discovery Mid Cap Growth Fund	2%	2%	3%	3%	4%
Oppenheimer Global Fund/VA	3%	4%	5%	7%	8%
Total	100%	100%	100%	100%	100%

(1) Formerly Ultra Conservative.
(2) Formerly Conservative.
(3) Formerly Balanced.
(4) Formerly Moderate Growth.
(5) Formerly Growth.

To obtain a Statement of Additional Information, please call us at 800-862-6668 or complete the form below and mail to:
Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293
Please send a Statement of Additional Information to me at the following address:

Name

Address

City/State	Zip Code
Contract Name
Issue Date

Statement of Additional Information
Hartford Life Insurance Company
Separate Account Three
The Director M Outlook
First Horizon Dierctor M Outlook
Director M Platinum Outlook
AmSouth Variable Annuity M Outlook
The Director M Select Outlook
Huntington Director M Outlook
Wells Fargo Director M Outlook
Classic Director M Outlook

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Hartford Life Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293.
Date of Prospectus: May 1, 2017
Date of Statement of Additional Information: May 1, 2017

2

General Information
Safekeeping of Assets
We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The consolidated financial statements of Hartford Life Insurance Company as of December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, and the statements of assets and liabilities of each of the individual sub-accounts which comprise Hartford Life Insurance Company Separate Account Three as of December 31, 2016, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which reports are both included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. (“HSD”). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.
We currently pay HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2016: $2,375,876; 2015: $2,813,836; and 2014: $2,569,314.
OPERATIONAL RISKS
An investment in a Contract, Separate Account, or Fund can involve operational and information security risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers.  While we seek to minimize such events through controls and oversight, there may still be failures that could adversely affect us and your Contract’s Value. In addition, as the use of technology increases, we, a Contract, a Separate Account, or Fund may be more susceptible to operational risks through breaches in cybersecurity.  A breach in cybersecurity refers to both intentional and unintentional events that may cause us, a Contract, a Separate Account, or Fund to lose proprietary information, suffer data corruption, or operational capacity, and as a result, may incur regulatory penalties, reputational damage, and additional compliance costs associated with corrected measures and/or financial loss.  In addition, cyber security breaches of a Fund’s third party service providers or issuers of securities in which the underlying Funds invest may also subject a Fund to many of the same risks associated with direct cybersecurity breaches.
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will usually be calculated from the later of the date of the inception of the Sub-Account or Separate Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, we use a hypothetical initial premium payment of $1,000.00 and deduct for the Total Annual Fund Operating Expenses, any Sales Charge, Separate Account Annual Expenses without any optional charge deductions and the Annual Maintenance Fee.
The formula we use to calculate standardized total return is P(1+T)n = ERV. In this calculation, “P” represents a hypothetical initial premium payment of $1,000.00, “T” represents the average annual total return, “n” represents the number of years and “ERV” represents the redeemable value at the end of the period.

3

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the later of the date of inception of the underlying fund or Separate Account for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that non-standardized total return includes the impact of a minimum 1% sales charge, if applicable, and the Annual Maintenance Fee is not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula we use to calculate yield is: YIELD = 2[(a − b/cd +1)6 − 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying fund, “b” represents the expenses accrued for the period, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or “BPR.” Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR × (365/7), where BPR = (A − B)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. “B” is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] − 1.
Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract’s sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

4

Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in this Statement of Additional Information.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The tables below show all possible Accumulation Unit Values corresponding to all combinations of optional benefits. Tables showing only the highest and lowest possible Accumulation Unit Values are shown in the prospectus, which assumes you select either no optional benefits or all optional benefits.

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.420	$14.465	$13.723	$11.992	$10.748	$11.266	$10.379	$8.474	$12.337	$11.910
Accumulation Unit Value at end of period	$14.821	$14.420	$14.465	$13.723	$11.992	$10.748	$11.266	$10.379	$8.474	$12.337
Number of Accumulation Units outstanding at end of period (in thousands)	198	229	257	293	400	460	467	533	544	384
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.111	$14.183	$13.482	$11.806	$10.602	$11.135	$10.279	$8.409	$12.268	$11.866
Accumulation Unit Value at end of period	$14.475	$14.111	$14.183	$13.482	$11.806	$10.602	$11.135	$10.279	$8.409	$12.268
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	17	16	14	16	20	32	32	40
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.958	$14.045	$13.364	$11.714	$10.530	$11.070	$10.229	$8.377	$12.233	$11.844
Accumulation Unit Value at end of period	$14.304	$13.958	$14.045	$13.364	$11.714	$10.530	$11.070	$10.229	$8.377	$12.233
Number of Accumulation Units outstanding at end of period (in thousands)	61	65	86	82	103	96	79	89	107	92
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.659	$13.771	$13.130	$11.532	$10.387	$10.942	$10.131	$8.313	$12.164	$11.801
Accumulation Unit Value at end of period	$13.970	$13.659	$13.771	$13.130	$11.532	$10.387	$10.942	$10.131	$8.313	$12.164
Number of Accumulation Units outstanding at end of period (in thousands)	89	109	144	146	186	222	346	476	465	355
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.659	$13.771	$13.130	$11.532	$10.387	$10.942	$10.131	$8.313	$12.164	$11.801
Accumulation Unit Value at end of period	$13.970	$13.659	$13.771	$13.130	$11.532	$10.387	$10.942	$10.131	$8.313	$12.164
Number of Accumulation Units outstanding at end of period (in thousands)	89	109	144	146	186	222	346	476	465	355
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.961	$17.143	$16.385	$14.427	$13.027	$13.758	$12.770	$10.505	$—	$—
Accumulation Unit Value at end of period	$17.303	$16.961	$17.143	$16.385	$14.427	$13.027	$13.758	$12.770	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	23	18	15	37	39	26	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.222	$13.370	$12.786	$11.264	$10.176	$10.752	$9.985	$8.218	$12.060	$11.736
Accumulation Unit Value at end of period	$13.482	$13.222	$13.370	$12.786	$11.264	$10.176	$10.752	$9.985	$8.218	$12.060
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	21	24	25	28	32	34	35	46
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.604	$16.832	$16.137	$14.251	$12.907	$13.671	$12.728	$10.502	$—	$—
Accumulation Unit Value at end of period	$16.888	$16.604	$16.832	$16.137	$14.251	$12.907	$13.671	$12.728	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	1	1	—	—	—	—

5

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
AB VPS International Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.829	$8.132	$8.382	$7.516	$6.627	$8.021	$7.238	$5.282	$10.517	$10.365
Accumulation Unit Value at end of period	$7.160	$7.829	$8.132	$8.382	$7.516	$6.627	$8.021	$7.238	$5.282	$10.517
Number of Accumulation Units outstanding at end of period (in thousands)	26	34	36	61	106	121	107	104	62	8
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$7.700	$8.014	$8.277	$7.437	$6.571	$7.968	$7.205	$5.268	$10.511	$10.362
Accumulation Unit Value at end of period	$7.028	$7.700	$8.014	$8.277	$7.437	$6.571	$7.968	$7.205	$5.268	$10.511
Number of Accumulation Units outstanding at end of period (in thousands)	3	8	8	8	8	10	10	37	23	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$7.637	$7.956	$8.225	$7.397	$6.542	$7.942	$7.188	$5.262	$10.508	$10.360
Accumulation Unit Value at end of period	$6.963	$7.637	$7.956	$8.225	$7.397	$6.542	$7.942	$7.188	$5.262	$10.508
Number of Accumulation Units outstanding at end of period (in thousands)	13	13	33	28	30	35	40	26	22	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$7.511	$7.841	$8.123	$7.320	$6.487	$7.890	$7.156	$5.248	$10.502	$10.357
Accumulation Unit Value at end of period	$6.835	$7.511	$7.841	$8.123	$7.320	$6.487	$7.890	$7.156	$5.248	$10.502
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	10	26	41	49	65	48	17	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$7.511	$7.841	$8.123	$7.320	$6.487	$7.890	$7.156	$5.248	$10.502	$10.357
Accumulation Unit Value at end of period	$6.835	$7.511	$7.841	$8.123	$7.320	$6.487	$7.890	$7.156	$5.248	$10.502
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	10	26	41	49	65	48	17	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.091	$15.794	$16.401	$14.817	$13.164	$16.052	$14.594	$10.731	$—	$—
Accumulation Unit Value at end of period	$13.698	$15.091	$15.794	$16.401	$14.817	$13.164	$16.052	$14.594	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	1	2	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$7.327	$7.672	$7.971	$7.205	$6.404	$7.813	$7.107	$5.228	$10.493	$10.353
Accumulation Unit Value at end of period	$6.647	$7.327	$7.672	$7.971	$7.205	$6.404	$7.813	$7.107	$5.228	$10.493
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	3	4	5	4	4	4	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.774	$15.508	$16.153	$14.637	$13.042	$15.952	$14.546	$10.728	$—	$—
Accumulation Unit Value at end of period	$13.370	$14.774	$15.508	$16.153	$14.637	$13.042	$15.952	$14.546	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

6

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
AB VPS International Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.501	$9.428	$10.242	$8.479	$7.545	$9.517	$9.272	$7.012	$15.252	$14.678
Accumulation Unit Value at end of period	$9.276	$9.501	$9.428	$10.242	$8.479	$7.545	$9.517	$9.272	$7.012	$15.252
Number of Accumulation Units outstanding at end of period (in thousands)	550	647	758	862	1,233	1,361	1,365	1,436	1,638	1,202
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.297	$9.244	$10.062	$8.348	$7.443	$9.406	$9.182	$6.958	$15.165	$14.624
Accumulation Unit Value at end of period	$9.058	$9.297	$9.244	$10.062	$8.348	$7.443	$9.406	$9.182	$6.958	$15.165
Number of Accumulation Units outstanding at end of period (in thousands)	41	60	91	113	160	173	185	206	233	207
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.197	$9.154	$9.974	$8.282	$7.392	$9.351	$9.138	$6.932	$15.122	$14.597
Accumulation Unit Value at end of period	$8.952	$9.197	$9.154	$9.974	$8.282	$7.392	$9.351	$9.138	$6.932	$15.122
Number of Accumulation Units outstanding at end of period (in thousands)	284	303	324	335	378	362	321	301	329	306
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.000	$8.975	$9.799	$8.153	$7.291	$9.243	$9.050	$6.879	$15.037	$14.544
Accumulation Unit Value at end of period	$8.742	$9.000	$8.975	$9.799	$8.153	$7.291	$9.243	$9.050	$6.879	$15.037
Number of Accumulation Units outstanding at end of period (in thousands)	295	373	503	661	914	1,037	1,136	1,272	1,440	1,278
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.000	$8.975	$9.799	$8.153	$7.291	$9.243	$9.050	$6.879	$15.037	$14.544
Accumulation Unit Value at end of period	$8.742	$9.000	$8.975	$9.799	$8.153	$7.291	$9.243	$9.050	$6.879	$15.037
Number of Accumulation Units outstanding at end of period (in thousands)	295	373	503	661	914	1,037	1,136	1,272	1,440	1,278
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.640	$13.637	$14.926	$12.450	$11.162	$14.185	$13.923	$10.609	$—	$—
Accumulation Unit Value at end of period	$13.217	$13.640	$13.637	$14.926	$12.450	$11.162	$14.185	$13.923	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	62	62	60	48	17	15	4	1	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$8.712	$8.714	$9.543	$7.964	$7.143	$9.082	$8.920	$6.800	$14.910	$14.464
Accumulation Unit Value at end of period	$8.437	$8.712	$8.714	$9.543	$7.964	$7.143	$9.082	$8.920	$6.800	$14.910
Number of Accumulation Units outstanding at end of period (in thousands)	24	27	38	45	81	92	102	126	143	121
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.353	$13.390	$14.699	$12.298	$11.059	$14.096	$13.878	$10.606	$—	$—
Accumulation Unit Value at end of period	$12.900	$13.353	$13.390	$14.699	$12.298	$11.059	$14.096	$13.878	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	9	11	11	4	4	2	—	—	—

7

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
AB VPS Small/Mid-Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.509	$19.944	$18.601	$13.733	$11.778	$13.098	$10.514	$7.488	$11.843	$11.853
Accumulation Unit Value at end of period	$22.732	$18.509	$19.944	$18.601	$13.733	$11.778	$13.098	$10.514	$7.488	$11.843
Number of Accumulation Units outstanding at end of period (in thousands)	71	76	95	119	150	163	164	173	191	198
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.113	$19.555	$18.275	$13.519	$11.618	$12.946	$10.412	$7.431	$11.776	$11.809
Accumulation Unit Value at end of period	$22.200	$18.113	$19.555	$18.275	$13.519	$11.618	$12.946	$10.412	$7.431	$11.776
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	10	10	10	12	14	14	11	12
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.917	$19.364	$18.115	$13.413	$11.539	$12.870	$10.362	$7.403	$11.742	$11.787
Accumulation Unit Value at end of period	$21.939	$17.917	$19.364	$18.115	$13.413	$11.539	$12.870	$10.362	$7.403	$11.742
Number of Accumulation Units outstanding at end of period (in thousands)	24	26	34	43	51	45	44	50	52	49
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.533	$18.987	$17.797	$13.205	$11.383	$12.721	$10.262	$7.346	$11.676	$11.744
Accumulation Unit Value at end of period	$21.426	$17.533	$18.987	$17.797	$13.205	$11.383	$12.721	$10.262	$7.346	$11.676
Number of Accumulation Units outstanding at end of period (in thousands)	41	46	54	68	93	104	119	146	163	172
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.533	$18.987	$17.797	$13.205	$11.383	$12.721	$10.262	$7.346	$11.676	$11.744
Accumulation Unit Value at end of period	$21.426	$17.533	$18.987	$17.797	$13.205	$11.383	$12.721	$10.262	$7.346	$11.676
Number of Accumulation Units outstanding at end of period (in thousands)	41	46	54	68	93	104	119	146	163	172
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.608	$27.801	$26.124	$19.432	$16.792	$18.813	$15.215	$10.919	$—	$—
Accumulation Unit Value at end of period	$31.216	$25.608	$27.801	$26.124	$19.432	$16.792	$18.813	$15.215	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	20	14	12	3	3	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.972	$18.435	$17.332	$12.898	$11.151	$12.500	$10.114	$7.262	$11.577	$11.680
Accumulation Unit Value at end of period	$20.678	$16.972	$18.435	$17.332	$12.898	$11.151	$12.500	$10.114	$7.262	$11.577
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	4	4	5	6	6	7	5
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.070	$27.297	$25.729	$19.195	$16.637	$18.696	$15.165	$10.916	$—	$—
Accumulation Unit Value at end of period	$30.467	$25.070	$27.297	$25.729	$19.195	$16.637	$18.696	$15.165	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	—	—	—	—	—	—	—

8

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
AB VPS Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.628	$13.823	$12.680	$9.440	$8.302	$8.767	$7.995	$6.712	$11.562	$12.259
Accumulation Unit Value at end of period	$13.831	$12.628	$13.823	$12.680	$9.440	$8.302	$8.767	$7.995	$6.712	$11.562
Number of Accumulation Units outstanding at end of period (in thousands)	227	270	310	385	564	706	806	882	935	686
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.357	$13.554	$12.458	$9.293	$8.189	$8.665	$7.918	$6.661	$11.497	$12.214
Accumulation Unit Value at end of period	$13.507	$12.357	$13.554	$12.458	$9.293	$8.189	$8.665	$7.918	$6.661	$11.497
Number of Accumulation Units outstanding at end of period (in thousands)	18	28	42	58	77	91	98	106	115	116
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$12.224	$13.421	$12.348	$9.220	$8.133	$8.614	$7.880	$6.635	$11.464	$12.192
Accumulation Unit Value at end of period	$13.348	$12.224	$13.421	$12.348	$9.220	$8.133	$8.614	$7.880	$6.635	$11.464
Number of Accumulation Units outstanding at end of period (in thousands)	110	118	134	152	161	180	172	174	179	149
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.962	$13.160	$12.132	$9.077	$8.022	$8.514	$7.804	$6.584	$11.400	$12.147
Accumulation Unit Value at end of period	$13.036	$11.962	$13.160	$12.132	$9.077	$8.022	$8.514	$7.804	$6.584	$11.400
Number of Accumulation Units outstanding at end of period (in thousands)	120	150	199	294	410	532	649	734	778	724
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.962	$13.160	$12.132	$9.077	$8.022	$8.514	$7.804	$6.584	$11.400	$12.147
Accumulation Unit Value at end of period	$13.036	$11.962	$13.160	$12.132	$9.077	$8.022	$8.514	$7.804	$6.584	$11.400
Number of Accumulation Units outstanding at end of period (in thousands)	120	150	199	294	410	532	649	734	778	724
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.598	$20.511	$18.956	$14.218	$12.598	$13.404	$12.316	$10.418	$—	$—
Accumulation Unit Value at end of period	$20.217	$18.598	$20.511	$18.956	$14.218	$12.598	$13.404	$12.316	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	29	30	26	25	8	8	2	1	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.579	$12.777	$11.814	$8.866	$7.860	$8.366	$7.691	$6.509	$11.303	$12.081
Accumulation Unit Value at end of period	$12.581	$11.579	$12.777	$11.814	$8.866	$7.860	$8.366	$7.691	$6.509	$11.303
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	13	18	32	47	57	76	84	67
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.206	$20.140	$18.669	$14.045	$12.482	$13.320	$12.276	$10.415	$—	$—
Accumulation Unit Value at end of period	$19.732	$18.206	$20.140	$18.669	$14.045	$12.482	$13.320	$12.276	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	—	1	1	—	—	—

9

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.974	$19.201	$17.474	$13.559	$11.863	$12.399	$10.775	$8.082	$14.331	$12.414
Accumulation Unit Value at end of period	$20.117	$18.974	$19.201	$17.474	$13.559	$11.863	$12.399	$10.775	$8.082	$14.331
Number of Accumulation Units outstanding at end of period (in thousands)	853	972	1,148	1,415	1,983	2,436	2,905	3,153	3,408	2,886
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.567	$18.826	$17.168	$13.348	$11.701	$12.255	$10.671	$8.020	$14.250	$12.369
Accumulation Unit Value at end of period	$19.646	$18.567	$18.826	$17.168	$13.348	$11.701	$12.255	$10.671	$8.020	$14.250
Number of Accumulation Units outstanding at end of period (in thousands)	61	73	94	115	183	233	322	405	443	427
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.367	$18.642	$17.016	$13.243	$11.622	$12.184	$10.620	$7.990	$14.209	$12.346
Accumulation Unit Value at end of period	$19.415	$18.367	$18.642	$17.016	$13.243	$11.622	$12.184	$10.620	$7.990	$14.209
Number of Accumulation Units outstanding at end of period (in thousands)	552	561	634	713	600	581	527	500	518	403
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.973	$18.279	$16.718	$13.037	$11.464	$12.042	$10.518	$7.929	$14.129	$12.301
Accumulation Unit Value at end of period	$18.960	$17.973	$18.279	$16.718	$13.037	$11.464	$12.042	$10.518	$7.929	$14.129
Number of Accumulation Units outstanding at end of period (in thousands)	348	467	654	924	1,226	1,502	1,866	2,161	2,396	2,482
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.973	$18.279	$16.718	$13.037	$11.464	$12.042	$10.518	$7.929	$14.129	$12.301
Accumulation Unit Value at end of period	$18.960	$17.973	$18.279	$16.718	$13.037	$11.464	$12.042	$10.518	$7.929	$14.129
Number of Accumulation Units outstanding at end of period (in thousands)	348	467	654	924	1,226	1,502	1,866	2,161	2,396	2,482
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.754	$23.199	$21.271	$16.630	$14.659	$15.437	$13.516	$10.215	$—	$—
Accumulation Unit Value at end of period	$23.944	$22.754	$23.199	$21.271	$16.630	$14.659	$15.437	$13.516	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	88	88	99	89	49	45	11	1	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.398	$17.747	$16.281	$12.734	$11.231	$11.833	$10.366	$7.838	$14.009	$12.233
Accumulation Unit Value at end of period	$18.299	$17.398	$17.747	$16.281	$12.734	$11.231	$11.833	$10.366	$7.838	$14.009
Number of Accumulation Units outstanding at end of period (in thousands)	41	55	66	86	108	138	169	182	200	218
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.275	$22.779	$20.949	$16.427	$14.523	$15.341	$13.472	$10.212	$—	$—
Accumulation Unit Value at end of period	$23.369	$22.275	$22.779	$20.949	$16.427	$14.523	$15.341	$13.472	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	9	12	13	3	3	—	—	—	—

10

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Fidelity VIP Dynamic Capital Appreciation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.503	$14.587	$13.395	$9.845	$8.183	$8.552	$7.365	$5.511	$9.548	$9.642
Accumulation Unit Value at end of period	$14.652	$14.503	$14.587	$13.395	$9.845	$8.183	$8.552	$7.365	$5.511	$9.548
Number of Accumulation Units outstanding at end of period (in thousands)	12	23	25	27	36	11	10	8	3	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.265	$14.376	$13.228	$9.741	$8.113	$8.496	$7.331	$5.497	$9.543	$9.639
Accumulation Unit Value at end of period	$14.383	$14.265	$14.376	$13.228	$9.741	$8.113	$8.496	$7.331	$5.497	$9.543
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	3	3	2	2	2	2	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.147	$14.272	$13.145	$9.690	$8.078	$8.468	$7.315	$5.490	$9.540	$9.637
Accumulation Unit Value at end of period	$14.250	$14.147	$14.272	$13.145	$9.690	$8.078	$8.468	$7.315	$5.490	$9.540
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	6	13	15	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.915	$14.066	$12.981	$9.588	$8.010	$8.413	$7.281	$5.476	$9.535	$9.635
Accumulation Unit Value at end of period	$13.988	$13.915	$14.066	$12.981	$9.588	$8.010	$8.413	$7.281	$5.476	$9.535
Number of Accumulation Units outstanding at end of period (in thousands)	10	14	13	16	15	7	6	6	4	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.915	$14.066	$12.981	$9.588	$8.010	$8.413	$7.281	$5.476	$9.535	$9.635
Accumulation Unit Value at end of period	$13.988	$13.915	$14.066	$12.981	$9.588	$8.010	$8.413	$7.281	$5.476	$9.535
Number of Accumulation Units outstanding at end of period (in thousands)	10	14	13	16	15	7	6	6	4	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.351	$26.704	$24.705	$18.294	$15.320	$16.132	$13.997	$10.553	$—	$—
Accumulation Unit Value at end of period	$26.423	$26.351	$26.704	$24.705	$18.294	$15.320	$16.132	$13.997	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	3	1	2	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.573	$13.762	$12.738	$9.437	$7.907	$8.330	$7.232	$5.455	$9.527	$9.630
Accumulation Unit Value at end of period	$13.604	$13.573	$13.762	$12.738	$9.437	$7.907	$8.330	$7.232	$5.455	$9.527
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	1	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.796	$26.220	$24.330	$18.071	$15.179	$16.030	$13.951	$10.550	$—	$—
Accumulation Unit Value at end of period	$25.789	$25.796	$26.220	$24.330	$18.071	$15.179	$16.030	$13.951	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

11

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Fidelity VIP Equity-Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.344	$15.220	$14.257	$11.333	$9.838	$9.932	$8.782	$6.870	$12.208	$12.249
Accumulation Unit Value at end of period	$16.616	$14.344	$15.220	$14.257	$11.333	$9.838	$9.932	$8.782	$6.870	$12.208
Number of Accumulation Units outstanding at end of period (in thousands)	314	352	392	459	602	694	819	909	991	803
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.036	$14.924	$14.007	$11.157	$9.704	$9.816	$8.697	$6.818	$12.139	$12.204
Accumulation Unit Value at end of period	$16.227	$14.036	$14.924	$14.007	$11.157	$9.704	$9.816	$8.697	$6.818	$12.139
Number of Accumulation Units outstanding at end of period (in thousands)	30	38	52	68	80	99	105	120	132	127
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.885	$14.778	$13.884	$11.070	$9.638	$9.759	$8.655	$6.792	$12.104	$12.181
Accumulation Unit Value at end of period	$16.036	$13.885	$14.778	$13.884	$11.070	$9.638	$9.759	$8.655	$6.792	$12.104
Number of Accumulation Units outstanding at end of period (in thousands)	130	148	164	173	168	158	158	155	165	140
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.587	$14.490	$13.640	$10.897	$9.507	$9.646	$8.572	$6.740	$12.036	$12.137
Accumulation Unit Value at end of period	$15.661	$13.587	$14.490	$13.640	$10.897	$9.507	$9.646	$8.572	$6.740	$12.036
Number of Accumulation Units outstanding at end of period (in thousands)	150	189	244	315	419	520	653	745	806	749
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.587	$14.490	$13.640	$10.897	$9.507	$9.646	$8.572	$6.740	$12.036	$12.137
Accumulation Unit Value at end of period	$15.661	$13.587	$14.490	$13.640	$10.897	$9.507	$9.646	$8.572	$6.740	$12.036
Number of Accumulation Units outstanding at end of period (in thousands)	150	189	244	315	419	520	653	745	806	749
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.304	$21.707	$20.486	$16.407	$14.349	$14.595	$13.003	$10.249	$—	$—
Accumulation Unit Value at end of period	$23.344	$20.304	$21.707	$20.486	$16.407	$14.349	$14.595	$13.003	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	49	50	40	35	17	14	2	1	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.152	$14.068	$13.283	$10.644	$9.314	$9.478	$8.448	$6.662	$11.934	$12.070
Accumulation Unit Value at end of period	$15.114	$13.152	$14.068	$13.283	$10.644	$9.314	$9.478	$8.448	$6.662	$11.934
Number of Accumulation Units outstanding at end of period (in thousands)	13	15	19	26	35	52	63	81	87	85
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.876	$21.313	$20.175	$16.207	$14.217	$14.504	$12.960	$10.246	$—	$—
Accumulation Unit Value at end of period	$22.784	$19.876	$21.313	$20.175	$16.207	$14.217	$14.504	$12.960	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	1	—	1	1	—	—	—

12

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Fidelity VIP Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.843	$17.911	$16.394	$12.249	$10.879	$11.058	$9.072	$7.204	$13.892	$11.145
Accumulation Unit Value at end of period	$18.646	$18.843	$17.911	$16.394	$12.249	$10.879	$11.058	$9.072	$7.204	$13.892
Number of Accumulation Units outstanding at end of period (in thousands)	163	170	158	182	218	244	261	306	307	176
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.439	$17.562	$16.107	$12.058	$10.731	$10.930	$8.985	$7.149	$13.814	$11.104
Accumulation Unit Value at end of period	$18.210	$18.439	$17.562	$16.107	$12.058	$10.731	$10.930	$8.985	$7.149	$13.814
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	9	12	14	17	19	21	22	29
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.240	$17.390	$15.965	$11.964	$10.658	$10.866	$8.941	$7.121	$13.775	$11.084
Accumulation Unit Value at end of period	$17.996	$18.240	$17.390	$15.965	$11.964	$10.658	$10.866	$8.941	$7.121	$13.775
Number of Accumulation Units outstanding at end of period (in thousands)	47	53	59	62	71	65	74	60	54	54
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.849	$17.051	$15.685	$11.778	$10.513	$10.740	$8.855	$7.067	$13.697	$11.043
Accumulation Unit Value at end of period	$17.574	$17.849	$17.051	$15.685	$11.778	$10.513	$10.740	$8.855	$7.067	$13.697
Number of Accumulation Units outstanding at end of period (in thousands)	34	41	52	74	92	114	136	152	160	146
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.849	$17.051	$15.685	$11.778	$10.513	$10.740	$8.855	$7.067	$13.697	$11.043
Accumulation Unit Value at end of period	$17.574	$17.849	$17.051	$15.685	$11.778	$10.513	$10.740	$8.855	$7.067	$13.697
Number of Accumulation Units outstanding at end of period (in thousands)	34	41	52	74	92	114	136	152	160	146
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.006	$23.947	$22.084	$16.624	$14.877	$15.236	$12.593	$10.075	$—	$—
Accumulation Unit Value at end of period	$24.559	$25.006	$23.947	$22.084	$16.624	$14.877	$15.236	$12.593	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	18	7	7	3	5	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.278	$16.555	$15.275	$11.504	$10.300	$10.554	$8.727	$6.986	$13.581	$10.983
Accumulation Unit Value at end of period	$16.961	$17.278	$16.555	$15.275	$11.504	$10.300	$10.554	$8.727	$6.986	$13.581
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	8	8	10	12	14	16	16	24
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.479	$23.513	$21.749	$16.421	$14.739	$15.140	$12.551	$10.072	$—	$—
Accumulation Unit Value at end of period	$23.970	$24.479	$23.513	$21.749	$16.421	$14.739	$15.140	$12.551	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

13

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.391	$20.030	$19.195	$14.355	$12.733	$14.513	$11.470	$8.340	$14.032	$12.362
Accumulation Unit Value at end of period	$21.358	$19.391	$20.030	$19.195	$14.355	$12.733	$14.513	$11.470	$8.340	$14.032
Number of Accumulation Units outstanding at end of period (in thousands)	188	217	259	313	390	478	548	614	628	643
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.975	$19.640	$18.859	$14.132	$12.560	$14.345	$11.359	$8.276	$13.953	$12.317
Accumulation Unit Value at end of period	$20.859	$18.975	$19.640	$18.859	$14.132	$12.560	$14.345	$11.359	$8.276	$13.953
Number of Accumulation Units outstanding at end of period (in thousands)	22	26	31	35	47	61	71	87	99	94
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.770	$19.447	$18.693	$14.022	$12.474	$14.261	$11.305	$8.244	$13.913	$12.294
Accumulation Unit Value at end of period	$20.613	$18.770	$19.447	$18.693	$14.022	$12.474	$14.261	$11.305	$8.244	$13.913
Number of Accumulation Units outstanding at end of period (in thousands)	178	190	212	230	203	176	137	113	148	111
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.368	$19.068	$18.365	$13.804	$12.305	$14.096	$11.196	$8.181	$13.834	$12.249
Accumulation Unit Value at end of period	$20.131	$18.368	$19.068	$18.365	$13.804	$12.305	$14.096	$11.196	$8.181	$13.834
Number of Accumulation Units outstanding at end of period (in thousands)	150	178	236	321	445	542	720	837	897	1,037
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.368	$19.068	$18.365	$13.804	$12.305	$14.096	$11.196	$8.181	$13.834	$12.249
Accumulation Unit Value at end of period	$20.131	$18.368	$19.068	$18.365	$13.804	$12.305	$14.096	$11.196	$8.181	$13.834
Number of Accumulation Units outstanding at end of period (in thousands)	150	178	236	321	445	542	720	837	897	1,037
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.159	$24.102	$23.272	$17.535	$15.670	$17.996	$14.329	$10.497	$—	$—
Accumulation Unit Value at end of period	$25.318	$23.159	$24.102	$23.272	$17.535	$15.670	$17.996	$14.329	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	57	61	67	31	27	10	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.780	$18.514	$17.885	$13.483	$12.055	$13.851	$11.034	$8.087	$13.717	$12.182
Accumulation Unit Value at end of period	$19.428	$17.780	$18.514	$17.885	$13.483	$12.055	$13.851	$11.034	$8.087	$13.717
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	19	25	30	35	45	52	57	51
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.671	$23.666	$22.919	$17.321	$15.525	$17.883	$14.282	$10.494	$—	$—
Accumulation Unit Value at end of period	$24.711	$22.671	$23.666	$22.919	$17.321	$15.525	$17.883	$14.282	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	1	1	—	—	—	—

14

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Fidelity VIP Value Strategies Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.268	$17.076	$16.290	$12.715	$10.168	$11.359	$9.136	$5.907	$12.322	$11.874
Accumulation Unit Value at end of period	$17.495	$16.268	$17.076	$16.290	$12.715	$10.168	$11.359	$9.136	$5.907	$12.322
Number of Accumulation Units outstanding at end of period (in thousands)	87	94	99	109	118	127	142	139	138	40
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.920	$16.743	$16.005	$12.517	$10.030	$11.227	$9.048	$5.862	$12.252	$11.831
Accumulation Unit Value at end of period	$17.085	$15.920	$16.743	$16.005	$12.517	$10.030	$11.227	$9.048	$5.862	$12.252
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	2	11	11	4	2	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.748	$16.579	$15.864	$12.419	$9.961	$11.161	$9.004	$5.839	$12.217	$11.809
Accumulation Unit Value at end of period	$16.884	$15.748	$16.579	$15.864	$12.419	$9.961	$11.161	$9.004	$5.839	$12.217
Number of Accumulation Units outstanding at end of period (in thousands)	19	20	24	24	22	15	12	3	8	12
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.410	$16.256	$15.586	$12.226	$9.826	$11.032	$8.917	$5.795	$12.148	$11.766
Accumulation Unit Value at end of period	$16.489	$15.410	$16.256	$15.586	$12.226	$9.826	$11.032	$8.917	$5.795	$12.148
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	20	20	41	45	50	48	40	44
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.410	$16.256	$15.586	$12.226	$9.826	$11.032	$8.917	$5.795	$12.148	$11.766
Accumulation Unit Value at end of period	$16.489	$15.410	$16.256	$15.586	$12.226	$9.826	$11.032	$8.917	$5.795	$12.148
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	20	20	41	45	50	48	40	44
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$28.072	$29.687	$28.534	$22.439	$18.079	$20.349	$16.489	$10.742	$—	$—
Accumulation Unit Value at end of period	$29.962	$28.072	$29.687	$28.534	$22.439	$18.079	$20.349	$16.489	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	3	2	1	1	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.917	$15.783	$15.178	$11.942	$9.626	$10.840	$8.788	$5.728	$12.045	$11.701
Accumulation Unit Value at end of period	$15.913	$14.917	$15.783	$15.178	$11.942	$9.626	$10.840	$8.788	$5.728	$12.045
Number of Accumulation Units outstanding at end of period (in thousands)	—	2	—	—	—	—	4	5	4	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.481	$29.149	$28.101	$22.165	$17.912	$20.221	$16.435	$10.739	$—	$—
Accumulation Unit Value at end of period	$29.243	$27.481	$29.149	$28.101	$22.165	$17.912	$20.221	$16.435	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

15

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Balanced HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.180	$7.282	$6.740	$5.651	$5.126	$5.114	$4.634	$3.614	$5.372	$5.119
Accumulation Unit Value at end of period	$7.492	$7.180	$7.282	$6.740	$5.651	$5.126	$5.114	$4.634	$3.614	$5.372
Number of Accumulation Units outstanding at end of period (in thousands)	494	523	498	581	661	768	797	721	708	682
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$6.989	$7.104	$6.588	$5.535	$5.030	$5.028	$4.566	$3.568	$5.314	$5.074
Accumulation Unit Value at end of period	$7.279	$6.989	$7.104	$6.588	$5.535	$5.030	$5.028	$4.566	$3.568	$5.314
Number of Accumulation Units outstanding at end of period (in thousands)	14	12	11	16	49	50	55	33	43	53
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.611	$1.639	$1.522	$1.280	$1.164	$1.165	$1.059	$0.828	$1.235	$1.180
Accumulation Unit Value at end of period	$1.676	$1.611	$1.639	$1.522	$1.280	$1.164	$1.165	$1.059	$0.828	$1.235
Number of Accumulation Units outstanding at end of period (in thousands)	920	885	940	899	948	619	586	410	252	269
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.568	$1.599	$1.487	$1.253	$1.142	$1.145	$1.043	$0.818	$1.222	$1.170
Accumulation Unit Value at end of period	$1.629	$1.568	$1.599	$1.487	$1.253	$1.142	$1.145	$1.043	$0.818	$1.222
Number of Accumulation Units outstanding at end of period (in thousands)	526	717	982	1,213	1,304	1,528	1,945	1,469	1,620	1,805
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.568	$1.599	$1.487	$1.253	$1.142	$1.145	$1.043	$0.818	$1.222	$1.170
Accumulation Unit Value at end of period	$1.629	$1.568	$1.599	$1.487	$1.253	$1.142	$1.145	$1.043	$0.818	$1.222
Number of Accumulation Units outstanding at end of period (in thousands)	526	717	982	1,213	1,304	1,528	1,945	1,469	1,620	1,805
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.526	$19.955	$18.607	$15.719	$14.366	$14.439	$13.183	$10.359	$—	$—
Accumulation Unit Value at end of period	$20.224	$19.526	$19.955	$18.607	$15.719	$14.366	$14.439	$13.183	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	21	26	24	15	15	17	9	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.526	$1.560	$1.456	$1.230	$1.125	$1.131	$1.033	$0.812	$1.217	$1.169
Accumulation Unit Value at end of period	$1.580	$1.526	$1.560	$1.456	$1.230	$1.125	$1.131	$1.033	$0.812	$1.217
Number of Accumulation Units outstanding at end of period (in thousands)	95	64	96	119	135	165	182	252	293	284
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.115	$19.593	$18.325	$15.527	$14.233	$14.349	$13.139	$10.356	$—	$—
Accumulation Unit Value at end of period	$19.738	$19.115	$19.593	$18.325	$15.527	$14.233	$14.349	$13.139	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	2	8	—	—	—	—	—

16

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.713	$17.817	$16.872	$12.327	$10.584	$12.140	$10.588	$7.386	$7.517	$—
Accumulation Unit Value at end of period	$18.394	$17.713	$17.817	$16.872	$12.327	$10.584	$12.140	$10.588	$7.386	$—
Number of Accumulation Units outstanding at end of period (in thousands)	161	191	205	259	241	294	334	291	56	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.458	$17.596	$16.696	$12.222	$10.516	$12.085	$10.562	$7.382	$7.516	$—
Accumulation Unit Value at end of period	$18.093	$17.458	$17.596	$16.696	$12.222	$10.516	$12.085	$10.562	$7.382	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	11	15	24	32	54	58	50	3	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.332	$17.486	$16.608	$12.170	$10.482	$12.058	$10.549	$7.381	$7.515	$—
Accumulation Unit Value at end of period	$17.944	$17.332	$17.486	$16.608	$12.170	$10.482	$12.058	$10.549	$7.381	$—
Number of Accumulation Units outstanding at end of period (in thousands)	147	143	154	148	100	122	97	70	20	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.082	$17.269	$16.435	$12.067	$10.414	$12.004	$10.522	$7.377	$7.513	$—
Accumulation Unit Value at end of period	$17.651	$17.082	$17.269	$16.435	$12.067	$10.414	$12.004	$10.522	$7.377	$—
Number of Accumulation Units outstanding at end of period (in thousands)	72	99	136	182	257	310	465	588	174	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.082	$17.269	$16.435	$12.067	$10.414	$12.004	$10.522	$7.377	$7.513	$—
Accumulation Unit Value at end of period	$17.651	$17.082	$17.269	$16.435	$12.067	$10.414	$12.004	$10.522	$7.377	$—
Number of Accumulation Units outstanding at end of period (in thousands)	72	99	136	182	257	310	465	588	174	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.760	$24.080	$22.974	$16.912	$14.630	$16.907	$14.857	$10.442	$—	$—
Accumulation Unit Value at end of period	$24.490	$23.760	$24.080	$22.974	$16.912	$14.630	$16.907	$14.857	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	18	21	19	17	18	6	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.714	$16.948	$16.178	$11.914	$10.313	$11.923	$10.483	$7.371	$7.510	$—
Accumulation Unit Value at end of period	$17.219	$16.714	$16.948	$16.178	$11.914	$10.313	$11.923	$10.483	$7.371	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	16	22	24	34	41	39	37	5	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.260	$23.644	$22.626	$16.705	$14.495	$16.801	$14.808	$10.439	$—	$—
Accumulation Unit Value at end of period	$23.902	$23.260	$23.644	$22.626	$16.705	$14.495	$16.801	$14.808	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	2	2	1	2	2	2	2	—	—

17

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.356	$2.241	$1.960	$1.466	$1.267	$1.272	$1.134	$0.917	$1.485	$1.393
Accumulation Unit Value at end of period	$2.452	$2.356	$2.241	$1.960	$1.466	$1.267	$1.272	$1.134	$0.917	$1.485
Number of Accumulation Units outstanding at end of period (in thousands)	3,852	4,714	5,946	7,486	10,166	12,855	16,390	18,477	20,405	22,274
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.294	$2.186	$1.916	$1.436	$1.243	$1.251	$1.117	$0.905	$1.469	$1.381
Accumulation Unit Value at end of period	$2.383	$2.294	$2.186	$1.916	$1.436	$1.243	$1.251	$1.117	$0.905	$1.469
Number of Accumulation Units outstanding at end of period (in thousands)	381	578	886	1,449	1,974	2,352	2,745	3,115	3,580	4,240
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.542	$18.642	$16.354	$12.272	$10.633	$10.714	$9.574	$7.766	$12.618	$11.870
Accumulation Unit Value at end of period	$20.278	$19.542	$18.642	$16.354	$12.272	$10.633	$10.714	$9.574	$7.766	$12.618
Number of Accumulation Units outstanding at end of period (in thousands)	276	299	318	335	378	399	407	450	454	496
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.017	$1.928	$1.695	$1.274	$1.106	$1.117	$1.000	$0.813	$1.323	$1.247
Accumulation Unit Value at end of period	$2.089	$2.017	$1.928	$1.695	$1.274	$1.106	$1.117	$1.000	$0.813	$1.323
Number of Accumulation Units outstanding at end of period (in thousands)	2,482	3,259	4,736	7,101	10,061	13,062	17,603	20,827	23,343	26,273
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.017	$1.928	$1.695	$1.274	$1.106	$1.117	$1.000	$0.813	$1.323	$1.247
Accumulation Unit Value at end of period	$2.089	$2.017	$1.928	$1.695	$1.274	$1.106	$1.117	$1.000	$0.813	$1.323
Number of Accumulation Units outstanding at end of period (in thousands)	2,482	3,259	4,736	7,101	10,061	13,062	17,603	20,827	23,343	26,273
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.419	$24.358	$21.464	$16.179	$14.082	$14.253	$12.795	$10.425	$—	$—
Accumulation Unit Value at end of period	$26.259	$25.419	$24.358	$21.464	$16.179	$14.082	$14.253	$12.795	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	78	82	85	82	37	35	10	3	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.818	$1.743	$1.537	$1.159	$1.009	$1.022	$0.918	$0.748	$1.222	$1.155
Accumulation Unit Value at end of period	$1.877	$1.818	$1.743	$1.537	$1.159	$1.009	$1.022	$0.918	$0.748	$1.222
Number of Accumulation Units outstanding at end of period (in thousands)	234	289	416	548	911	1,254	1,609	2,337	2,657	2,878
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.884	$23.917	$21.139	$15.982	$13.952	$14.164	$12.753	$10.422	$—	$—
Accumulation Unit Value at end of period	$25.629	$24.884	$23.917	$21.139	$15.982	$13.952	$14.164	$12.753	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	5	6	6	3	4	5	—	—	—

18

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$5.788	$5.950	$5.352	$4.122	$3.688	$3.698	$3.320	$2.706	$4.069	$3.819
Accumulation Unit Value at end of period	$6.544	$5.788	$5.950	$5.352	$4.122	$3.688	$3.698	$3.320	$2.706	$4.069
Number of Accumulation Units outstanding at end of period (in thousands)	2,458	2,775	3,320	3,962	5,510	6,675	7,864	8,354	8,912	7,933
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$5.634	$5.804	$5.231	$4.037	$3.619	$3.637	$3.271	$2.671	$4.025	$3.786
Accumulation Unit Value at end of period	$6.358	$5.634	$5.804	$5.231	$4.037	$3.619	$3.637	$3.271	$2.671	$4.025
Number of Accumulation Units outstanding at end of period (in thousands)	233	257	321	437	582	716	830	981	948	979
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.251	$2.321	$2.094	$1.618	$1.452	$1.460	$1.315	$1.075	$1.621	$1.526
Accumulation Unit Value at end of period	$2.538	$2.251	$2.321	$2.094	$1.618	$1.452	$1.460	$1.315	$1.075	$1.621
Number of Accumulation Units outstanding at end of period (in thousands)	4,638	4,696	5,266	5,732	4,929	4,529	4,145	3,874	3,816	2,993
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.192	$2.264	$2.047	$1.585	$1.425	$1.436	$1.295	$1.061	$1.604	$1.513
Accumulation Unit Value at end of period	$2.466	$2.192	$2.264	$2.047	$1.585	$1.425	$1.436	$1.295	$1.061	$1.604
Number of Accumulation Units outstanding at end of period (in thousands)	2,483	3,200	4,259	6,224	8,466	9,928	12,499	14,935	15,706	15,627
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.192	$2.264	$2.047	$1.585	$1.425	$1.436	$1.295	$1.061	$1.604	$1.513
Accumulation Unit Value at end of period	$2.466	$2.192	$2.264	$2.047	$1.585	$1.425	$1.436	$1.295	$1.061	$1.604
Number of Accumulation Units outstanding at end of period (in thousands)	2,483	3,200	4,259	6,224	8,466	9,928	12,499	14,935	15,706	15,627
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.990	$21.741	$19.704	$15.291	$13.781	$13.926	$12.594	$10.341	$—	$—
Accumulation Unit Value at end of period	$23.555	$20.990	$21.741	$19.704	$15.291	$13.781	$13.926	$12.594	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	103	101	124	95	48	54	20	1	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.132	$2.210	$2.004	$1.556	$1.403	$1.418	$1.283	$1.054	$1.598	$1.512
Accumulation Unit Value at end of period	$2.392	$2.132	$2.210	$2.004	$1.556	$1.403	$1.418	$1.283	$1.054	$1.598
Number of Accumulation Units outstanding at end of period (in thousands)	198	285	376	560	817	1,072	1,218	1,362	1,455	1,526
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.548	$21.347	$19.405	$15.104	$13.654	$13.839	$12.552	$10.338	$—	$—
Accumulation Unit Value at end of period	$22.990	$20.548	$21.347	$19.405	$15.104	$13.654	$13.839	$12.552	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	19	22	15	3	1	—	—	—	—

19

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.751	$2.587	$2.462	$1.835	$1.511	$1.783	$1.586	$1.188	$2.539	$2.064
Accumulation Unit Value at end of period	$2.760	$2.751	$2.587	$2.462	$1.835	$1.511	$1.783	$1.586	$1.188	$2.539
Number of Accumulation Units outstanding at end of period (in thousands)	210	214	93	83	159	198	371	364	224	183
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.678	$2.524	$2.406	$1.797	$1.483	$1.753	$1.563	$1.173	$2.512	$2.045
Accumulation Unit Value at end of period	$2.682	$2.678	$2.524	$2.406	$1.797	$1.483	$1.753	$1.563	$1.173	$2.512
Number of Accumulation Units outstanding at end of period (in thousands)	1	25	50	204	204	205	176	160	155	17
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.020	$14.169	$13.523	$10.112	$8.351	$9.884	$8.817	$6.625	$14.203	$11.576
Accumulation Unit Value at end of period	$15.025	$15.020	$14.169	$13.523	$10.112	$8.351	$9.884	$8.817	$6.625	$14.203
Number of Accumulation Units outstanding at end of period (in thousands)	19	27	26	25	21	18	16	16	18	12
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.551	$2.411	$2.306	$1.728	$1.430	$1.696	$1.516	$1.141	$2.451	$2.002
Accumulation Unit Value at end of period	$2.547	$2.551	$2.411	$2.306	$1.728	$1.430	$1.696	$1.516	$1.141	$2.451
Number of Accumulation Units outstanding at end of period (in thousands)	62	74	71	214	216	220	266	175	179	360
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.551	$2.411	$2.306	$1.728	$1.430	$1.696	$1.516	$1.141	$2.451	$2.002
Accumulation Unit Value at end of period	$2.547	$2.551	$2.411	$2.306	$1.728	$1.430	$1.696	$1.516	$1.141	$2.451
Number of Accumulation Units outstanding at end of period (in thousands)	62	74	71	214	216	220	266	175	179	360
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.149	$21.936	$21.030	$15.796	$13.104	$15.580	$13.961	$10.537	$—	$—
Accumulation Unit Value at end of period	$23.053	$23.149	$21.936	$21.030	$15.796	$13.104	$15.580	$13.961	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	32	30	1	2	1	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.726	$1.636	$1.570	$1.180	$0.979	$1.165	$1.044	$0.788	$1.699	$1.391
Accumulation Unit Value at end of period	$1.718	$1.726	$1.636	$1.570	$1.180	$0.979	$1.165	$1.044	$0.788	$1.699
Number of Accumulation Units outstanding at end of period (in thousands)	48	50	58	62	67	112	126	125	134	117
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.662	$21.539	$20.711	$15.603	$12.983	$15.482	$13.915	$10.534	$—	$—
Accumulation Unit Value at end of period	$22.500	$22.662	$21.539	$20.711	$15.603	$12.983	$15.482	$13.915	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	—	—	—	—	—	—	—

20

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.937	$2.671	$2.378	$1.780	$1.426	$1.590	$1.374	$1.077	$2.014	$1.579
Accumulation Unit Value at end of period	$2.876	$2.937	$2.671	$2.378	$1.780	$1.426	$1.590	$1.374	$1.077	$2.014
Number of Accumulation Units outstanding at end of period (in thousands)	1,169	1,460	1,474	1,490	1,727	2,196	2,624	2,945	2,987	2,148
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.859	$2.605	$2.324	$1.743	$1.399	$1.563	$1.354	$1.063	$1.993	$1.565
Accumulation Unit Value at end of period	$2.794	$2.859	$2.605	$2.324	$1.743	$1.399	$1.563	$1.354	$1.063	$1.993
Number of Accumulation Units outstanding at end of period (in thousands)	166	165	181	179	201	259	287	457	470	316
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$29.085	$26.529	$23.688	$17.785	$14.288	$15.980	$13.853	$10.894	$20.435	$16.063
Accumulation Unit Value at end of period	$28.397	$29.085	$26.529	$23.688	$17.785	$14.288	$15.980	$13.853	$10.894	$20.435
Number of Accumulation Units outstanding at end of period (in thousands)	83	93	85	60	70	73	62	73	79	74
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.747	$2.510	$2.246	$1.690	$1.360	$1.524	$1.324	$1.043	$1.961	$1.544
Accumulation Unit Value at end of period	$2.676	$2.747	$2.510	$2.246	$1.690	$1.360	$1.524	$1.324	$1.043	$1.961
Number of Accumulation Units outstanding at end of period (in thousands)	401	620	752	802	1,306	1,679	2,237	3,092	3,752	3,291
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.747	$2.510	$2.246	$1.690	$1.360	$1.524	$1.324	$1.043	$1.961	$1.544
Accumulation Unit Value at end of period	$2.676	$2.747	$2.510	$2.246	$1.690	$1.360	$1.524	$1.324	$1.043	$1.961
Number of Accumulation Units outstanding at end of period (in thousands)	401	620	752	802	1,306	1,679	2,237	3,092	3,752	3,291
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.278	$24.993	$22.417	$16.906	$13.644	$15.328	$13.348	$10.544	$—	$—
Accumulation Unit Value at end of period	$26.513	$27.278	$24.993	$22.417	$16.906	$13.644	$15.328	$13.348	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	49	46	50	41	13	23	12	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.743	$2.515	$2.256	$1.703	$1.375	$1.545	$1.346	$1.064	$2.006	$1.585
Accumulation Unit Value at end of period	$2.665	$2.743	$2.515	$2.256	$1.703	$1.375	$1.545	$1.346	$1.064	$2.006
Number of Accumulation Units outstanding at end of period (in thousands)	103	113	133	208	237	392	409	481	581	506
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.703	$24.540	$22.077	$16.700	$13.518	$15.232	$13.304	$10.541	$—	$—
Accumulation Unit Value at end of period	$25.877	$26.703	$24.540	$22.077	$16.700	$13.518	$15.232	$13.304	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	8	4	2	—	—	—	—	—

21

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.021	$2.146	$2.126	$2.030	$1.804	$1.751	$1.532	$1.035	$1.406	$1.390
Accumulation Unit Value at end of period	$2.272	$2.021	$2.146	$2.126	$2.030	$1.804	$1.751	$1.532	$1.035	$1.406
Number of Accumulation Units outstanding at end of period (in thousands)	1,104	1,220	1,618	1,908	2,739	2,917	3,077	2,776	2,303	1,866
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.968	$2.093	$2.078	$1.988	$1.770	$1.722	$1.509	$1.021	$1.391	$1.378
Accumulation Unit Value at end of period	$2.208	$1.968	$2.093	$2.078	$1.988	$1.770	$1.722	$1.509	$1.021	$1.391
Number of Accumulation Units outstanding at end of period (in thousands)	33	44	45	76	97	198	271	174	122	160
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.752	$17.841	$17.727	$16.975	$15.135	$14.733	$12.928	$8.757	$11.937	$11.836
Accumulation Unit Value at end of period	$18.779	$16.752	$17.841	$17.727	$16.975	$15.135	$14.733	$12.928	$8.757	$11.937
Number of Accumulation Units outstanding at end of period (in thousands)	80	88	93	101	101	74	62	41	37	38
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.874	$2.000	$1.991	$1.911	$1.707	$1.665	$1.464	$0.994	$1.357	$1.348
Accumulation Unit Value at end of period	$2.097	$1.874	$2.000	$1.991	$1.911	$1.707	$1.665	$1.464	$0.994	$1.357
Number of Accumulation Units outstanding at end of period (in thousands)	615	723	970	1,271	2,233	2,163	2,631	2,984	2,492	2,661
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.874	$2.000	$1.991	$1.911	$1.707	$1.665	$1.464	$0.994	$1.357	$1.348
Accumulation Unit Value at end of period	$2.097	$1.874	$2.000	$1.991	$1.911	$1.707	$1.665	$1.464	$0.994	$1.357
Number of Accumulation Units outstanding at end of period (in thousands)	615	723	970	1,271	2,233	2,163	2,631	2,984	2,492	2,661
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.252	$20.597	$20.557	$19.774	$17.709	$17.317	$15.264	$10.386	$—	$—
Accumulation Unit Value at end of period	$21.485	$19.252	$20.597	$20.557	$19.774	$17.709	$17.317	$15.264	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	28	27	19	13	5	1	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.824	$1.952	$1.950	$1.876	$1.681	$1.645	$1.451	$0.987	$1.353	$1.348
Accumulation Unit Value at end of period	$2.035	$1.824	$1.952	$1.950	$1.876	$1.681	$1.645	$1.451	$0.987	$1.353
Number of Accumulation Units outstanding at end of period (in thousands)	38	40	47	97	155	202	233	326	268	254
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.847	$20.224	$20.245	$19.533	$17.546	$17.209	$15.214	$10.383	$—	$—
Accumulation Unit Value at end of period	$20.970	$18.847	$20.224	$20.245	$19.533	$17.546	$17.209	$15.214	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	2	—	—	—	—	—	—

22

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.014	$3.006	$3.178	$2.657	$2.246	$2.653	$2.354	$1.793	$3.154	$2.515
Accumulation Unit Value at end of period	$3.003	$3.014	$3.006	$3.178	$2.657	$2.246	$2.653	$2.354	$1.793	$3.154
Number of Accumulation Units outstanding at end of period (in thousands)	1,460	1,730	2,134	2,540	2,858	3,525	3,929	2,728	3,047	2,854
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.934	$2.933	$3.106	$2.602	$2.204	$2.608	$2.320	$1.770	$3.120	$2.493
Accumulation Unit Value at end of period	$2.918	$2.934	$2.933	$3.106	$2.602	$2.204	$2.608	$2.320	$1.770	$3.120
Number of Accumulation Units outstanding at end of period (in thousands)	76	116	180	222	323	484	588	387	468	517
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.618	$1.619	$1.716	$1.439	$1.220	$1.446	$1.287	$0.983	$1.734	$1.387
Accumulation Unit Value at end of period	$1.608	$1.618	$1.619	$1.716	$1.439	$1.220	$1.446	$1.287	$0.983	$1.734
Number of Accumulation Units outstanding at end of period (in thousands)	1,804	1,983	2,085	2,104	1,561	1,782	1,589	984	1,099	1,078
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.575	$1.579	$1.678	$1.409	$1.197	$1.422	$1.268	$0.970	$1.716	$1.375
Accumulation Unit Value at end of period	$1.562	$1.575	$1.579	$1.678	$1.409	$1.197	$1.422	$1.268	$0.970	$1.716
Number of Accumulation Units outstanding at end of period (in thousands)	1,013	1,386	1,747	2,566	3,597	4,539	5,298	4,554	5,280	5,382
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.575	$1.579	$1.678	$1.409	$1.197	$1.422	$1.268	$0.970	$1.716	$1.375
Accumulation Unit Value at end of period	$1.562	$1.575	$1.579	$1.678	$1.409	$1.197	$1.422	$1.268	$0.970	$1.716
Number of Accumulation Units outstanding at end of period (in thousands)	1,013	1,386	1,747	2,566	3,597	4,539	5,298	4,554	5,280	5,382
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.065	$17.150	$18.265	$15.384	$13.103	$15.594	$13.944	$10.697	$—	$—
Accumulation Unit Value at end of period	$16.878	$17.065	$17.150	$18.265	$15.384	$13.103	$15.594	$13.944	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	47	49	51	49	24	14	4	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.533	$1.541	$1.642	$1.384	$1.179	$1.404	$1.256	$0.964	$1.710	$1.375
Accumulation Unit Value at end of period	$1.515	$1.533	$1.541	$1.642	$1.384	$1.179	$1.404	$1.256	$0.964	$1.710
Number of Accumulation Units outstanding at end of period (in thousands)	98	126	157	181	349	486	571	522	590	593
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.706	$16.839	$17.988	$15.196	$12.982	$15.496	$13.899	$10.694	$—	$—
Accumulation Unit Value at end of period	$16.473	$16.706	$16.839	$17.988	$15.196	$12.982	$15.496	$13.899	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	9	10	2	2	1	—	—	—

23

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford MidCap Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.654	$19.188	$18.017	$13.590	$11.052	$12.281	$10.268	$—	$—	$—
Accumulation Unit Value at end of period	$20.712	$18.654	$19.188	$18.017	$13.590	$11.052	$12.281	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	19	17	24	17	21	18	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.449	$19.015	$17.890	$13.522	$11.018	$12.268	$10.266	$—	$—	$—
Accumulation Unit Value at end of period	$20.443	$18.449	$19.015	$17.890	$13.522	$11.018	$12.268	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.348	$18.929	$17.828	$13.488	$11.001	$12.262	$10.265	$—	$—	$—
Accumulation Unit Value at end of period	$20.310	$18.348	$18.929	$17.828	$13.488	$11.001	$12.262	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	14	18	14	17	13	9	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.146	$18.759	$17.702	$13.420	$10.968	$12.249	$10.263	$—	$—	$—
Accumulation Unit Value at end of period	$20.047	$18.146	$18.759	$17.702	$13.420	$10.968	$12.249	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	14	19	14	17	17	46	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.146	$18.759	$17.702	$13.420	$10.968	$12.249	$10.263	$—	$—	$—
Accumulation Unit Value at end of period	$20.047	$18.146	$18.759	$17.702	$13.420	$10.968	$12.249	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	14	19	14	17	17	46	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.898	$18.548	$17.547	$13.336	$10.926	$12.233	$10.261	$—	$—	$—
Accumulation Unit Value at end of period	$19.723	$17.898	$18.548	$17.547	$13.336	$10.926	$12.233	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	4	3	1	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.848	$18.506	$17.517	$13.319	$10.918	$12.230	$10.260	$—	$—	$—
Accumulation Unit Value at end of period	$19.659	$17.848	$18.506	$17.517	$13.319	$10.918	$12.230	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.604	$18.298	$17.363	$13.235	$10.877	$12.214	$10.258	$—	$—	$—
Accumulation Unit Value at end of period	$19.341	$17.604	$18.298	$17.363	$13.235	$10.877	$12.214	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

24

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Small Cap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.505	$2.560	$2.458	$1.724	$1.492	$1.495	$1.112	$0.835	$1.356	$1.403
Accumulation Unit Value at end of period	$2.771	$2.505	$2.560	$2.458	$1.724	$1.492	$1.495	$1.112	$0.835	$1.356
Number of Accumulation Units outstanding at end of period (in thousands)	384	597	602	726	757	1,106	1,289	1,098	1,103	1,345
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.439	$2.497	$2.402	$1.688	$1.464	$1.470	$1.096	$0.824	$1.341	$1.391
Accumulation Unit Value at end of period	$2.692	$2.439	$2.497	$2.402	$1.688	$1.464	$1.470	$1.096	$0.824	$1.341
Number of Accumulation Units outstanding at end of period (in thousands)	37	37	33	50	81	83	100	117	132	145
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$24.432	$25.038	$24.111	$16.962	$14.726	$14.798	$11.044	$8.314	$13.541	$14.059
Accumulation Unit Value at end of period	$26.939	$24.432	$25.038	$24.111	$16.962	$14.726	$14.798	$11.044	$8.314	$13.541
Number of Accumulation Units outstanding at end of period (in thousands)	32	34	40	46	48	45	20	31	38	33
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.343	$2.406	$2.322	$1.636	$1.424	$1.433	$1.072	$0.809	$1.320	$1.373
Accumulation Unit Value at end of period	$2.578	$2.343	$2.406	$2.322	$1.636	$1.424	$1.433	$1.072	$0.809	$1.320
Number of Accumulation Units outstanding at end of period (in thousands)	235	287	348	475	737	846	1,056	1,368	1,471	1,625
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.343	$2.406	$2.322	$1.636	$1.424	$1.433	$1.072	$0.809	$1.320	$1.373
Accumulation Unit Value at end of period	$2.578	$2.343	$2.406	$2.322	$1.636	$1.424	$1.433	$1.072	$0.809	$1.320
Number of Accumulation Units outstanding at end of period (in thousands)	235	287	348	475	737	846	1,056	1,368	1,471	1,625
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.316	$31.208	$30.189	$21.333	$18.604	$18.780	$14.079	$10.646	$—	$—
Accumulation Unit Value at end of period	$33.277	$30.316	$31.208	$30.189	$21.333	$18.604	$18.780	$14.079	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	5	5	7	3	2	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.340	$2.410	$2.333	$1.649	$1.439	$1.453	$1.090	$0.825	$1.350	$1.409
Accumulation Unit Value at end of period	$2.567	$2.340	$2.410	$2.333	$1.649	$1.439	$1.453	$1.090	$0.825	$1.350
Number of Accumulation Units outstanding at end of period (in thousands)	38	38	42	49	55	79	100	101	152	155
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.678	$30.643	$29.731	$21.073	$18.432	$18.662	$14.033	$10.643	$—	$—
Accumulation Unit Value at end of period	$32.478	$29.678	$30.643	$29.731	$21.073	$18.432	$18.662	$14.033	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—

25

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.761	$4.163	$3.951	$2.781	$2.443	$2.569	$2.103	$1.653	$2.828	$2.515
Accumulation Unit Value at end of period	$3.777	$3.761	$4.163	$3.951	$2.781	$2.443	$2.569	$2.103	$1.653	$2.828
Number of Accumulation Units outstanding at end of period (in thousands)	548	627	713	867	1,020	1,287	1,509	1,655	1,720	891
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$3.661	$4.061	$3.862	$2.723	$2.398	$2.526	$2.072	$1.632	$2.797	$2.493
Accumulation Unit Value at end of period	$3.669	$3.661	$4.061	$3.862	$2.723	$2.398	$2.526	$2.072	$1.632	$2.797
Number of Accumulation Units outstanding at end of period (in thousands)	22	31	41	65	72	137	145	94	97	52
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.544	$2.825	$2.689	$1.898	$1.673	$1.764	$1.448	$1.142	$1.959	$1.748
Accumulation Unit Value at end of period	$2.547	$2.544	$2.825	$2.689	$1.898	$1.673	$1.764	$1.448	$1.142	$1.959
Number of Accumulation Units outstanding at end of period (in thousands)	381	392	476	585	414	428	488	472	523	269
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.476	$2.755	$2.628	$1.859	$1.641	$1.735	$1.427	$1.127	$1.938	$1.733
Accumulation Unit Value at end of period	$2.475	$2.476	$2.755	$2.628	$1.859	$1.641	$1.735	$1.427	$1.127	$1.938
Number of Accumulation Units outstanding at end of period (in thousands)	232	274	389	528	617	848	1,027	1,130	1,087	697
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.476	$2.755	$2.628	$1.859	$1.641	$1.735	$1.427	$1.127	$1.938	$1.733
Accumulation Unit Value at end of period	$2.475	$2.476	$2.755	$2.628	$1.859	$1.641	$1.735	$1.427	$1.127	$1.938
Number of Accumulation Units outstanding at end of period (in thousands)	232	274	389	528	617	848	1,027	1,130	1,087	697
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.573	$25.178	$24.074	$17.071	$15.113	$16.011	$13.205	$10.456	$—	$—
Accumulation Unit Value at end of period	$22.500	$22.573	$25.178	$24.074	$17.071	$15.113	$16.011	$13.205	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	10	6	7	3	2	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.935	$2.159	$2.066	$1.465	$1.298	$1.376	$1.135	$0.899	$1.551	$1.391
Accumulation Unit Value at end of period	$1.928	$1.935	$2.159	$2.066	$1.465	$1.298	$1.376	$1.135	$0.899	$1.551
Number of Accumulation Units outstanding at end of period (in thousands)	13	12	24	34	56	72	69	61	79	22
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.098	$24.722	$23.709	$16.862	$14.973	$15.910	$13.161	$10.453	$—	$—
Accumulation Unit Value at end of period	$21.960	$22.098	$24.722	$23.709	$16.862	$14.973	$15.910	$13.161	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—

26

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Small/Mid Cap Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.445	$14.341	$13.849	$10.233	$8.974	$9.223	$7.448	$5.118	$9.785	$9.510
Accumulation Unit Value at end of period	$15.413	$13.445	$14.341	$13.849	$10.233	$8.974	$9.223	$7.448	$5.118	$9.785
Number of Accumulation Units outstanding at end of period (in thousands)	16	16	14	17	31	33	33	32	18	3
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.224	$14.133	$13.676	$10.126	$8.897	$9.163	$7.414	$5.105	$9.780	$9.507
Accumulation Unit Value at end of period	$15.129	$13.224	$14.133	$13.676	$10.126	$8.897	$9.163	$7.414	$5.105	$9.780
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	9	9	9	7	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.115	$14.031	$13.590	$10.072	$8.859	$9.133	$7.397	$5.099	$9.777	$9.506
Accumulation Unit Value at end of period	$14.989	$13.115	$14.031	$13.590	$10.072	$8.859	$9.133	$7.397	$5.099	$9.777
Number of Accumulation Units outstanding at end of period (in thousands)	10	9	14	13	6	7	4	3	1	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.899	$13.828	$13.420	$9.966	$8.784	$9.073	$7.364	$5.085	$9.772	$9.503
Accumulation Unit Value at end of period	$14.714	$12.899	$13.828	$13.420	$9.966	$8.784	$9.073	$7.364	$5.085	$9.772
Number of Accumulation Units outstanding at end of period (in thousands)	8	16	14	35	25	28	50	51	16	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.899	$13.828	$13.420	$9.966	$8.784	$9.073	$7.364	$5.085	$9.772	$9.503
Accumulation Unit Value at end of period	$14.714	$12.899	$13.828	$13.420	$9.966	$8.784	$9.073	$7.364	$5.085	$9.772
Number of Accumulation Units outstanding at end of period (in thousands)	8	16	14	35	25	28	50	51	16	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.699	$27.618	$26.871	$20.005	$17.675	$18.304	$14.892	$10.310	$—	$—
Accumulation Unit Value at end of period	$29.240	$25.699	$27.618	$26.871	$20.005	$17.675	$18.304	$14.892	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	7	6	3	3	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.583	$13.529	$13.170	$9.810	$8.671	$8.984	$7.313	$5.066	$9.764	$9.499
Accumulation Unit Value at end of period	$14.310	$12.583	$13.529	$13.170	$9.810	$8.671	$8.984	$7.313	$5.066	$9.764
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	1	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.157	$27.117	$26.463	$19.761	$17.512	$18.189	$14.843	$10.307	$—	$—
Accumulation Unit Value at end of period	$28.539	$25.157	$27.117	$26.463	$19.761	$17.512	$18.189	$14.843	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

27

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.529	$9.424	$8.603	$6.610	$5.872	$6.033	$5.340	$3.834	$6.850	$6.573
Accumulation Unit Value at end of period	$10.073	$9.529	$9.424	$8.603	$6.610	$5.872	$6.033	$5.340	$3.834	$6.850
Number of Accumulation Units outstanding at end of period (in thousands)	62	76	88	108	132	187	251	245	243	286
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.276	$9.193	$8.409	$6.474	$5.763	$5.932	$5.261	$3.785	$6.776	$6.515
Accumulation Unit Value at end of period	$9.787	$9.276	$9.193	$8.409	$6.474	$5.763	$5.932	$5.261	$3.785	$6.776
Number of Accumulation Units outstanding at end of period (in thousands)	26	31	37	39	52	72	82	110	99	98
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.552	$1.540	$1.410	$1.087	$0.968	$0.998	$0.886	$0.638	$1.143	$1.100
Accumulation Unit Value at end of period	$1.636	$1.552	$1.540	$1.410	$1.087	$0.968	$0.998	$0.886	$0.638	$1.143
Number of Accumulation Units outstanding at end of period (in thousands)	701	583	639	558	336	280	311	304	389	365
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.511	$1.502	$1.378	$1.064	$0.950	$0.981	$0.873	$0.630	$1.131	$1.090
Accumulation Unit Value at end of period	$1.590	$1.511	$1.502	$1.378	$1.064	$0.950	$0.981	$0.873	$0.630	$1.131
Number of Accumulation Units outstanding at end of period (in thousands)	288	311	360	722	784	877	1,175	1,812	1,764	1,927
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.511	$1.502	$1.378	$1.064	$0.950	$0.981	$0.873	$0.630	$1.131	$1.090
Accumulation Unit Value at end of period	$1.590	$1.511	$1.502	$1.378	$1.064	$0.950	$0.981	$0.873	$0.630	$1.131
Number of Accumulation Units outstanding at end of period (in thousands)	288	311	360	722	784	877	1,175	1,812	1,764	1,927
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.367	$24.280	$22.332	$17.288	$15.473	$16.017	$14.283	$10.332	$—	$—
Accumulation Unit Value at end of period	$25.566	$24.367	$24.280	$22.332	$17.288	$15.473	$16.017	$14.283	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	26	26	5	3	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.471	$1.466	$1.349	$1.045	$0.936	$0.969	$0.865	$0.626	$1.127	$1.090
Accumulation Unit Value at end of period	$1.542	$1.471	$1.466	$1.349	$1.045	$0.936	$0.969	$0.865	$0.626	$1.127
Number of Accumulation Units outstanding at end of period (in thousands)	27	28	50	52	129	136	128	126	134	130
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.854	$23.840	$21.994	$17.077	$15.330	$15.916	$14.236	$10.329	$—	$—
Accumulation Unit Value at end of period	$24.952	$23.854	$23.840	$21.994	$17.077	$15.330	$15.916	$14.236	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	—	—	—	—	—	—

28

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.925	$4.012	$3.850	$3.966	$3.748	$3.560	$3.364	$2.972	$3.269	$3.174
Accumulation Unit Value at end of period	$4.037	$3.925	$4.012	$3.850	$3.966	$3.748	$3.560	$3.364	$2.972	$3.269
Number of Accumulation Units outstanding at end of period (in thousands)	5,180	6,012	7,303	8,877	8,968	10,198	11,937	12,889	13,359	12,395
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$3.821	$3.914	$3.763	$3.885	$3.678	$3.500	$3.315	$2.934	$3.234	$3.146
Accumulation Unit Value at end of period	$3.922	$3.821	$3.914	$3.763	$3.885	$3.678	$3.500	$3.315	$2.934	$3.234
Number of Accumulation Units outstanding at end of period (in thousands)	314	473	693	885	1,017	1,173	1,440	1,545	1,661	1,952
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.185	$16.593	$15.971	$16.502	$15.640	$14.898	$14.123	$12.515	$13.808	$13.445
Accumulation Unit Value at end of period	$16.594	$16.185	$16.593	$15.971	$16.502	$15.640	$14.898	$14.123	$12.515	$13.808
Number of Accumulation Units outstanding at end of period (in thousands)	676	701	779	864	850	533	470	425	442	437
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.663	$1.709	$1.648	$1.706	$1.620	$1.546	$1.469	$1.304	$1.442	$1.407
Accumulation Unit Value at end of period	$1.702	$1.663	$1.709	$1.648	$1.706	$1.620	$1.546	$1.469	$1.304	$1.442
Number of Accumulation Units outstanding at end of period (in thousands)	4,468	6,030	8,270	11,190	13,838	15,836	20,523	22,656	23,757	27,554
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.663	$1.709	$1.648	$1.706	$1.620	$1.546	$1.469	$1.304	$1.442	$1.407
Accumulation Unit Value at end of period	$1.702	$1.663	$1.709	$1.648	$1.706	$1.620	$1.546	$1.469	$1.304	$1.442
Number of Accumulation Units outstanding at end of period (in thousands)	4,468	6,030	8,270	11,190	13,838	15,836	20,523	22,656	23,757	27,554
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.853	$13.237	$12.798	$13.283	$12.646	$12.101	$11.522	$10.257	$—	$—
Accumulation Unit Value at end of period	$13.119	$12.853	$13.237	$12.798	$13.283	$12.646	$12.101	$11.522	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	210	230	265	238	127	116	26	2	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.714	$1.766	$1.708	$1.774	$1.690	$1.618	$1.541	$1.372	$1.522	$1.489
Accumulation Unit Value at end of period	$1.748	$1.714	$1.766	$1.708	$1.774	$1.690	$1.618	$1.541	$1.372	$1.522
Number of Accumulation Units outstanding at end of period (in thousands)	309	426	619	796	1,008	1,178	1,337	1,633	1,885	2,013
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.582	$12.997	$12.604	$13.121	$12.529	$12.025	$11.485	$10.254	$—	$—
Accumulation Unit Value at end of period	$12.804	$12.582	$12.997	$12.604	$13.121	$12.529	$12.025	$11.485	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	16	19	14	7	6	2	—	—	—

29

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.189	$1.189	$1.176	$1.215	$1.191	$1.153	$1.129	$1.110	$1.135	$1.105
Accumulation Unit Value at end of period	$1.188	$1.189	$1.189	$1.176	$1.215	$1.191	$1.153	$1.129	$1.110	$1.135
Number of Accumulation Units outstanding at end of period (in thousands)	6,834	7,824	9,481	10,445	13,289	14,373	17,369	19,422	20,225	18,579
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.157	$1.160	$1.149	$1.190	$1.168	$1.134	$1.113	$1.096	$1.123	$1.095
Accumulation Unit Value at end of period	$1.154	$1.157	$1.160	$1.149	$1.190	$1.168	$1.134	$1.113	$1.096	$1.123
Number of Accumulation Units outstanding at end of period (in thousands)	392	586	845	983	1,273	1,237	1,565	1,658	1,710	2,346
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.142	$1.146	$1.136	$1.178	$1.157	$1.125	$1.104	$1.089	$1.117	$1.091
Accumulation Unit Value at end of period	$1.138	$1.142	$1.146	$1.136	$1.178	$1.157	$1.125	$1.104	$1.089	$1.117
Number of Accumulation Units outstanding at end of period (in thousands)	3,164	3,420	3,703	3,816	3,890	3,723	3,711	3,834	3,196	3,285
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.112	$1.118	$1.110	$1.153	$1.136	$1.106	$1.088	$1.075	$1.105	$1.081
Accumulation Unit Value at end of period	$1.105	$1.112	$1.118	$1.110	$1.153	$1.136	$1.106	$1.088	$1.075	$1.105
Number of Accumulation Units outstanding at end of period (in thousands)	3,482	4,202	5,422	7,740	9,747	10,797	13,734	16,932	18,473	18,961
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.112	$1.118	$1.110	$1.153	$1.136	$1.106	$1.088	$1.075	$1.105	$1.081
Accumulation Unit Value at end of period	$1.105	$1.112	$1.118	$1.110	$1.153	$1.136	$1.106	$1.088	$1.075	$1.105
Number of Accumulation Units outstanding at end of period (in thousands)	3,482	4,202	5,422	7,740	9,747	10,797	13,734	16,932	18,473	18,961
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.190	$10.272	$10.228	$10.651	$10.515	$10.265	$10.125	$10.027	$—	$—
Accumulation Unit Value at end of period	$10.107	$10.190	$10.272	$10.228	$10.651	$10.515	$10.265	$10.125	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	109	112	146	94	48	41	20	2	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.082	$1.091	$1.087	$1.132	$1.119	$1.092	$1.078	$1.068	$1.101	$1.081
Accumulation Unit Value at end of period	$1.072	$1.082	$1.091	$1.087	$1.132	$1.119	$1.092	$1.078	$1.068	$1.101
Number of Accumulation Units outstanding at end of period (in thousands)	448	498	770	907	1,189	1,317	1,861	1,757	1,688	1,610
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.976	$10.086	$10.073	$10.521	$10.418	$10.201	$10.092	$10.024	$—	$—
Accumulation Unit Value at end of period	$9.864	$9.976	$10.086	$10.073	$10.521	$10.418	$10.201	$10.092	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	10	16	13	8	18	4	—	—	—

30

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.814	$1.841	$1.868	$1.898	$1.929	$1.960	$1.992	$2.023	$2.012	$1.948
Accumulation Unit Value at end of period	$1.802	$1.814	$1.841	$1.868	$1.898	$1.929	$1.960	$1.992	$2.023	$2.012
Number of Accumulation Units outstanding at end of period (in thousands)	1,595	1,776	2,201	3,043	4,151	5,345	6,042	8,858	12,392	4,639
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.766	$1.795	$1.826	$1.859	$1.893	$1.928	$1.963	$1.997	$1.991	$1.931
Accumulation Unit Value at end of period	$1.751	$1.766	$1.795	$1.826	$1.859	$1.893	$1.928	$1.963	$1.997	$1.991
Number of Accumulation Units outstanding at end of period (in thousands)	43	74	143	224	276	536	579	828	923	314
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$0.944	$0.960	$0.978	$0.997	$1.016	$1.035	$1.055	$1.075	$1.072	$1.041
Accumulation Unit Value at end of period	$0.935	$0.944	$0.960	$0.978	$0.997	$1.016	$1.035	$1.055	$1.075	$1.072
Number of Accumulation Units outstanding at end of period (in thousands)	1,313	1,295	1,456	1,835	2,825	2,802	1,889	2,582	2,937	1,967
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$0.968	$0.987	$1.007	$1.029	$1.051	$1.073	$1.096	$1.118	$1.118	$1.088
Accumulation Unit Value at end of period	$0.957	$0.968	$0.987	$1.007	$1.029	$1.051	$1.073	$1.096	$1.118	$1.118
Number of Accumulation Units outstanding at end of period (in thousands)	1,515	1,811	2,175	3,201	5,739	7,697	6,548	9,376	14,976	5,333
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$0.968	$0.987	$1.007	$1.029	$1.051	$1.073	$1.096	$1.118	$1.118	$1.088
Accumulation Unit Value at end of period	$0.957	$0.968	$0.987	$1.007	$1.029	$1.051	$1.073	$1.096	$1.118	$1.118
Number of Accumulation Units outstanding at end of period (in thousands)	1,515	1,811	2,175	3,201	5,739	7,697	6,548	9,376	14,976	5,333
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.493	$8.684	$8.882	$9.093	$9.309	$9.530	$9.757	$9.982	$—	$—
Accumulation Unit Value at end of period	$8.376	$8.493	$8.684	$8.882	$9.093	$9.309	$9.530	$9.757	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	19	19	15	24	39	1	1	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$0.880	$0.900	$0.921	$0.943	$0.966	$0.990	$1.014	$1.038	$1.041	$1.016
Accumulation Unit Value at end of period	$0.867	$0.880	$0.900	$0.921	$0.943	$0.966	$0.990	$1.014	$1.038	$1.041
Number of Accumulation Units outstanding at end of period (in thousands)	699	864	653	737	582	565	834	856	2,405	945
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.314	$8.527	$8.747	$8.982	$9.223	$9.471	$9.725	$9.979	$—	$—
Accumulation Unit Value at end of period	$8.175	$8.314	$8.527	$8.747	$8.982	$9.223	$9.471	$9.725	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

31

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.938	$2.032	$1.854	$1.428	$1.240	$1.285	$1.139	$0.931	$1.433	$1.337
Accumulation Unit Value at end of period	$2.168	$1.938	$2.032	$1.854	$1.428	$1.240	$1.285	$1.139	$0.931	$1.433
Number of Accumulation Units outstanding at end of period (in thousands)	1,721	2,122	2,520	3,046	3,922	5,205	5,730	4,321	4,669	2,425
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.887	$1.982	$1.812	$1.398	$1.217	$1.264	$1.122	$0.919	$1.418	$1.325
Accumulation Unit Value at end of period	$2.107	$1.887	$1.982	$1.812	$1.398	$1.217	$1.264	$1.122	$0.919	$1.418
Number of Accumulation Units outstanding at end of period (in thousands)	90	118	174	258	269	389	386	231	240	101
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.857	$1.953	$1.787	$1.380	$1.203	$1.250	$1.111	$0.911	$1.407	$1.316
Accumulation Unit Value at end of period	$2.072	$1.857	$1.953	$1.787	$1.380	$1.203	$1.250	$1.111	$0.911	$1.407
Number of Accumulation Units outstanding at end of period (in thousands)	1,060	1,018	1,136	1,359	1,239	1,381	1,391	783	858	527
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.808	$1.905	$1.747	$1.352	$1.180	$1.229	$1.095	$0.899	$1.392	$1.304
Accumulation Unit Value at end of period	$2.013	$1.808	$1.905	$1.747	$1.352	$1.180	$1.229	$1.095	$0.899	$1.392
Number of Accumulation Units outstanding at end of period (in thousands)	827	1,039	1,423	2,189	2,835	3,812	4,812	3,139	3,206	2,342
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.808	$1.905	$1.747	$1.352	$1.180	$1.229	$1.095	$0.899	$1.392	$1.304
Accumulation Unit Value at end of period	$2.013	$1.808	$1.905	$1.747	$1.352	$1.180	$1.229	$1.095	$0.899	$1.392
Number of Accumulation Units outstanding at end of period (in thousands)	827	1,039	1,423	2,189	2,835	3,812	4,812	3,139	3,206	2,342
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.371	$21.519	$19.782	$15.349	$13.432	$14.026	$12.523	$10.308	$—	$—
Accumulation Unit Value at end of period	$22.623	$20.371	$21.519	$19.782	$15.349	$13.432	$14.026	$12.523	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	38	39	34	39	12	7	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.759	$1.859	$1.710	$1.327	$1.162	$1.214	$1.085	$0.893	$1.387	$1.304
Accumulation Unit Value at end of period	$1.952	$1.759	$1.859	$1.710	$1.327	$1.162	$1.214	$1.085	$0.893	$1.387
Number of Accumulation Units outstanding at end of period (in thousands)	72	71	78	116	236	291	366	227	257	154
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.942	$21.129	$19.482	$15.162	$13.308	$13.939	$12.482	$10.305	$—	$—
Accumulation Unit Value at end of period	$22.080	$19.942	$21.129	$19.482	$15.162	$13.308	$13.939	$12.482	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	12	9	3	4	2	—	—	—

32

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.776	$7.818	$7.225	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.540	$7.776	$7.818	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	96	86	118	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$7.570	$7.627	$7.050	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.297	$7.570	$7.627	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	6	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.644	$1.658	$1.533	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.800	$1.644	$1.658	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	351	293	229	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.600	$1.617	$1.496	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.749	$1.600	$1.617	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	246	330	386	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.600	$1.617	$1.496	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.749	$1.600	$1.617	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	246	330	386	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.229	$22.518	$20.840	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.229	$22.229	$22.518	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	1	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.557	$1.578	$1.461	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.696	$1.557	$1.578	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	33	34	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.761	$22.110	$20.474	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.648	$21.761	$22.110	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	—	—	—	—	—	—	—

33

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.882	$21.168	$19.647	$14.906	$12.937	$13.038	$10.843	$7.917	$13.734	$12.952
Accumulation Unit Value at end of period	$21.411	$18.882	$21.168	$19.647	$14.906	$12.937	$13.038	$10.843	$7.917	$13.734
Number of Accumulation Units outstanding at end of period (in thousands)	22	27	35	45	64	62	81	78	84	69
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.478	$20.756	$19.303	$14.674	$12.761	$12.887	$10.739	$7.857	$13.656	$12.905
Accumulation Unit Value at end of period	$20.910	$18.478	$20.756	$19.303	$14.674	$12.761	$12.887	$10.739	$7.857	$13.656
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	8	12	20	23	26	29
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.278	$20.553	$19.133	$14.560	$12.674	$12.812	$10.687	$7.827	$13.617	$12.881
Accumulation Unit Value at end of period	$20.664	$18.278	$20.553	$19.133	$14.560	$12.674	$12.812	$10.687	$7.827	$13.617
Number of Accumulation Units outstanding at end of period (in thousands)	20	22	23	24	16	13	12	12	10	10
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.887	$20.152	$18.798	$14.333	$12.502	$12.663	$10.584	$7.767	$13.540	$12.834
Accumulation Unit Value at end of period	$20.181	$17.887	$20.152	$18.798	$14.333	$12.502	$12.663	$10.584	$7.767	$13.540
Number of Accumulation Units outstanding at end of period (in thousands)	8	12	19	32	45	53	73	83	90	89
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.887	$20.152	$18.798	$14.333	$12.502	$12.663	$10.584	$7.767	$13.540	$12.834
Accumulation Unit Value at end of period	$20.181	$17.887	$20.152	$18.798	$14.333	$12.502	$12.663	$10.584	$7.767	$13.540
Number of Accumulation Units outstanding at end of period (in thousands)	8	12	19	32	45	53	73	83	90	89
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.895	$26.989	$25.238	$19.292	$16.870	$17.129	$14.353	$10.559	$—	$—
Accumulation Unit Value at end of period	$26.892	$23.895	$26.989	$25.238	$19.292	$16.870	$17.129	$14.353	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	3	4	4	5	5	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.314	$19.566	$18.307	$14.000	$12.248	$12.443	$10.431	$7.678	$13.425	$12.763
Accumulation Unit Value at end of period	$19.477	$17.314	$19.566	$18.307	$14.000	$12.248	$12.443	$10.431	$7.678	$13.425
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	4	2	3	3	2	2	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.392	$26.500	$24.856	$19.056	$16.714	$17.022	$14.306	$10.556	$—	$—
Accumulation Unit Value at end of period	$26.247	$23.392	$26.500	$24.856	$19.056	$16.714	$17.022	$14.306	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—

34

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.059	$23.895	$22.255	$16.670	$14.243	$14.785	$12.985	$10.276	$16.264	$16.920
Accumulation Unit Value at end of period	$25.397	$22.059	$23.895	$22.255	$16.670	$14.243	$14.785	$12.985	$10.276	$16.264
Number of Accumulation Units outstanding at end of period (in thousands)	99	118	136	177	259	332	359	403	435	466
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.507	$23.344	$21.785	$16.351	$13.999	$14.560	$12.813	$10.160	$16.113	$16.797
Accumulation Unit Value at end of period	$24.712	$21.507	$23.344	$21.785	$16.351	$13.999	$14.560	$12.813	$10.160	$16.113
Number of Accumulation Units outstanding at end of period (in thousands)	10	13	19	25	36	45	53	67	80	88
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.236	$23.073	$21.554	$16.194	$13.878	$14.448	$12.728	$10.102	$16.038	$16.735
Accumulation Unit Value at end of period	$24.376	$21.236	$23.073	$21.554	$16.194	$13.878	$14.448	$12.728	$10.102	$16.038
Number of Accumulation Units outstanding at end of period (in thousands)	61	70	72	93	85	94	83	76	97	105
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.705	$22.541	$21.099	$15.883	$13.639	$14.229	$12.559	$9.988	$15.889	$16.613
Accumulation Unit Value at end of period	$23.719	$20.705	$22.541	$21.099	$15.883	$13.639	$14.229	$12.559	$9.988	$15.889
Number of Accumulation Units outstanding at end of period (in thousands)	118	151	183	246	344	411	531	631	716	748
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.705	$22.541	$21.099	$15.883	$13.639	$14.229	$12.559	$9.988	$15.889	$16.613
Accumulation Unit Value at end of period	$23.719	$20.705	$22.541	$21.099	$15.883	$13.639	$14.229	$12.559	$9.988	$15.889
Number of Accumulation Units outstanding at end of period (in thousands)	118	151	183	246	344	411	531	631	716	748
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.393	$23.348	$21.909	$16.534	$14.234	$14.886	$13.172	$10.502	$—	$—
Accumulation Unit Value at end of period	$24.446	$21.393	$23.348	$21.909	$16.534	$14.234	$14.886	$13.172	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	23	24	20	15	17	7	1	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.953	$21.787	$20.455	$15.445	$13.302	$13.919	$12.323	$9.830	$15.683	$16.447
Accumulation Unit Value at end of period	$22.789	$19.953	$21.787	$20.455	$15.445	$13.302	$13.919	$12.323	$9.830	$15.683
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	11	17	33	44	59	74	78	70
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.943	$22.925	$21.577	$16.333	$14.102	$14.793	$13.129	$10.499	$—	$—
Accumulation Unit Value at end of period	$23.860	$20.943	$22.925	$21.577	$16.333	$14.102	$14.793	$13.129	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	—	1	1	—	—	—

35

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.598	$9.752	$9.908	$9.981	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.455	$9.598	$9.752	$9.908	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	187	143	66	93	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.549	$9.721	$9.896	$9.978	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.387	$9.549	$9.721	$9.896	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	2	2	2	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.524	$9.706	$9.891	$9.977	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.354	$9.524	$9.706	$9.891	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	153	91	105	77	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.475	$9.675	$9.879	$9.974	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.287	$9.475	$9.675	$9.879	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	52	11	56	28	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.475	$9.675	$9.879	$9.974	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.287	$9.475	$9.675	$9.879	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	52	11	56	28	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.414	$9.637	$9.864	$9.971	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.204	$9.414	$9.637	$9.864	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	76	48	13	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.402	$9.629	$9.862	$9.971	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.187	$9.402	$9.629	$9.862	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	1	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.341	$9.591	$9.847	$9.967	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.105	$9.341	$9.591	$9.847	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	10	10	—	—	—	—	—	—

36

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.605	$23.757	$21.953	$16.675	$14.818	$15.405	$13.953	$11.424	$17.123	$16.971
Accumulation Unit Value at end of period	$26.569	$22.605	$23.757	$21.953	$16.675	$14.818	$15.405	$13.953	$11.424	$17.123
Number of Accumulation Units outstanding at end of period (in thousands)	85	96	108	126	191	234	256	276	295	270
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.941	$23.105	$21.393	$16.282	$14.498	$15.103	$13.706	$11.244	$16.888	$16.772
Accumulation Unit Value at end of period	$25.736	$21.941	$23.105	$21.393	$16.282	$14.498	$15.103	$13.706	$11.244	$16.888
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	14	28	37	60	60	63	64
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.665	$22.837	$21.166	$16.126	$14.373	$14.987	$13.615	$11.181	$16.809	$16.710
Accumulation Unit Value at end of period	$25.387	$21.665	$22.837	$21.166	$16.126	$14.373	$14.987	$13.615	$11.181	$16.809
Number of Accumulation Units outstanding at end of period (in thousands)	29	34	31	53	47	46	45	45	46	43
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.091	$22.277	$20.688	$15.793	$14.105	$14.737	$13.415	$11.038	$16.628	$16.563
Accumulation Unit Value at end of period	$24.666	$21.091	$22.277	$20.688	$15.793	$14.105	$14.737	$13.415	$11.038	$16.628
Number of Accumulation Units outstanding at end of period (in thousands)	26	37	66	93	130	146	181	204	230	246
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.091	$22.277	$20.688	$15.793	$14.105	$14.737	$13.415	$11.038	$16.628	$16.563
Accumulation Unit Value at end of period	$24.666	$21.091	$22.277	$20.688	$15.793	$14.105	$14.737	$13.415	$11.038	$16.628
Number of Accumulation Units outstanding at end of period (in thousands)	26	37	66	93	130	146	181	204	230	246
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.445	$20.589	$19.169	$14.670	$13.134	$13.758	$12.554	$10.356	$—	$—
Accumulation Unit Value at end of period	$22.683	$19.445	$20.589	$19.169	$14.670	$13.134	$13.758	$12.554	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	14	18	20	11	9	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.302	$21.508	$20.034	$15.340	$13.741	$14.400	$13.147	$10.850	$16.395	$16.380
Accumulation Unit Value at end of period	$23.672	$20.302	$21.508	$20.034	$15.340	$13.741	$14.400	$13.147	$10.850	$16.395
Number of Accumulation Units outstanding at end of period (in thousands)	11	13	14	15	17	19	28	31	20	20
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.035	$20.217	$18.878	$14.491	$13.013	$13.672	$12.513	$10.353	$—	$—
Accumulation Unit Value at end of period	$22.139	$19.035	$20.217	$18.878	$14.491	$13.013	$13.672	$12.513	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	3	3	2	2	—	—	—	—

37

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.981	$16.491	$16.059	$15.085	$13.621	$13.260	$11.996	$9.076	$11.183	$10.702
Accumulation Unit Value at end of period	$17.636	$15.981	$16.491	$16.059	$15.085	$13.621	$13.260	$11.996	$9.076	$11.183
Number of Accumulation Units outstanding at end of period (in thousands)	187	213	249	281	370	416	435	451	396	283
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.639	$16.170	$15.778	$14.851	$13.436	$13.106	$11.881	$9.006	$11.120	$10.662
Accumulation Unit Value at end of period	$17.223	$15.639	$16.170	$15.778	$14.851	$13.436	$13.106	$11.881	$9.006	$11.120
Number of Accumulation Units outstanding at end of period (in thousands)	5	9	16	23	33	56	55	31	31	23
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.470	$16.012	$15.639	$14.735	$13.345	$13.030	$11.824	$8.972	$11.088	$10.643
Accumulation Unit Value at end of period	$17.021	$15.470	$16.012	$15.639	$14.735	$13.345	$13.030	$11.824	$8.972	$11.088
Number of Accumulation Units outstanding at end of period (in thousands)	110	117	126	126	123	105	98	77	54	61
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.138	$15.700	$15.365	$14.506	$13.164	$12.878	$11.710	$8.903	$11.026	$10.604
Accumulation Unit Value at end of period	$16.623	$15.138	$15.700	$15.365	$14.506	$13.164	$12.878	$11.710	$8.903	$11.026
Number of Accumulation Units outstanding at end of period (in thousands)	109	141	172	218	321	338	410	465	409	395
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.138	$15.700	$15.365	$14.506	$13.164	$12.878	$11.710	$8.903	$11.026	$10.604
Accumulation Unit Value at end of period	$16.623	$15.138	$15.700	$15.365	$14.506	$13.164	$12.878	$11.710	$8.903	$11.026
Number of Accumulation Units outstanding at end of period (in thousands)	109	141	172	218	321	338	410	465	409	395
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.551	$18.248	$17.903	$16.944	$15.415	$15.119	$13.781	$10.504	$—	$—
Accumulation Unit Value at end of period	$19.224	$17.551	$18.248	$17.903	$16.944	$15.415	$15.119	$13.781	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	30	38	40	23	17	5	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.654	$15.243	$14.963	$14.169	$12.896	$12.655	$11.541	$8.801	$10.932	$10.545
Accumulation Unit Value at end of period	$16.043	$14.654	$15.243	$14.963	$14.169	$12.896	$12.655	$11.541	$8.801	$10.932
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	17	29	40	47	40	48	44	32
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.182	$17.917	$17.632	$16.738	$15.273	$15.024	$13.736	$10.502	$—	$—
Accumulation Unit Value at end of period	$18.763	$17.182	$17.917	$17.632	$16.738	$15.273	$15.024	$13.736	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	5	3	2	2	—	—	—	—

38

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Lord Abbett Calibrated Dividend Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.914	$17.561	$15.998	$12.707	$11.482	$11.644	$10.310	$8.489	$11.687	$11.511
Accumulation Unit Value at end of period	$19.159	$16.914	$17.561	$15.998	$12.707	$11.482	$11.644	$10.310	$8.489	$11.687
Number of Accumulation Units outstanding at end of period (in thousands)	47	32	34	36	36	49	50	61	59	47
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.551	$17.219	$15.718	$12.510	$11.326	$11.509	$10.210	$8.424	$11.620	$11.469
Accumulation Unit Value at end of period	$18.711	$16.551	$17.219	$15.718	$12.510	$11.326	$11.509	$10.210	$8.424	$11.620
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.373	$17.051	$15.580	$12.412	$11.249	$11.442	$10.161	$8.392	$11.588	$11.448
Accumulation Unit Value at end of period	$18.491	$16.373	$17.051	$15.580	$12.412	$11.249	$11.442	$10.161	$8.392	$11.588
Number of Accumulation Units outstanding at end of period (in thousands)	22	19	19	20	20	18	8	6	4	9
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.022	$16.719	$15.307	$12.219	$11.096	$11.310	$10.063	$8.327	$11.522	$11.406
Accumulation Unit Value at end of period	$18.058	$16.022	$16.719	$15.307	$12.219	$11.096	$11.310	$10.063	$8.327	$11.522
Number of Accumulation Units outstanding at end of period (in thousands)	42	55	64	71	108	119	133	145	154	142
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.022	$16.719	$15.307	$12.219	$11.096	$11.310	$10.063	$8.327	$11.522	$11.406
Accumulation Unit Value at end of period	$18.058	$16.022	$16.719	$15.307	$12.219	$11.096	$11.310	$10.063	$8.327	$11.522
Number of Accumulation Units outstanding at end of period (in thousands)	42	55	64	71	108	119	133	145	154	142
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.688	$20.596	$18.904	$15.128	$13.772	$14.072	$12.553	$10.414	$—	$—
Accumulation Unit Value at end of period	$22.135	$19.688	$20.596	$18.904	$15.128	$13.772	$14.072	$12.553	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	1	1	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.509	$16.232	$14.906	$11.935	$10.871	$11.113	$9.918	$8.232	$11.424	$11.343
Accumulation Unit Value at end of period	$17.428	$15.509	$16.232	$14.906	$11.935	$10.871	$11.113	$9.918	$8.232	$11.424
Number of Accumulation Units outstanding at end of period (in thousands)	2	5	5	6	9	11	12	13	10	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.274	$20.223	$18.617	$14.944	$13.645	$13.984	$12.512	$10.411	$—	$—
Accumulation Unit Value at end of period	$21.605	$19.274	$20.223	$18.617	$14.944	$13.645	$13.984	$12.512	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

39

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Lord Abbett Classic Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.465	$16.883	$15.718	$12.300	$10.860	$12.014	$10.697	$8.661	$12.807	$11.758
Accumulation Unit Value at end of period	$18.219	$16.465	$16.883	$15.718	$12.300	$10.860	$12.014	$10.697	$8.661	$12.807
Number of Accumulation Units outstanding at end of period (in thousands)	17	26	35	40	54	64	86	86	66	43
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.117	$16.560	$15.448	$12.113	$10.716	$11.878	$10.598	$8.598	$12.739	$11.719
Accumulation Unit Value at end of period	$17.799	$16.117	$16.560	$15.448	$12.113	$10.716	$11.878	$10.598	$8.598	$12.739
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	11	12	14	13	13
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.946	$16.401	$15.315	$12.020	$10.645	$11.811	$10.549	$8.566	$12.705	$11.700
Accumulation Unit Value at end of period	$17.592	$15.946	$16.401	$15.315	$12.020	$10.645	$11.811	$10.549	$8.566	$12.705
Number of Accumulation Units outstanding at end of period (in thousands)	9	11	10	14	14	23	34	34	27	15
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.610	$16.087	$15.052	$11.837	$10.504	$11.678	$10.451	$8.504	$12.637	$11.661
Accumulation Unit Value at end of period	$17.187	$15.610	$16.087	$15.052	$11.837	$10.504	$11.678	$10.451	$8.504	$12.637
Number of Accumulation Units outstanding at end of period (in thousands)	11	16	19	25	27	33	40	43	28	22
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.610	$16.087	$15.052	$11.837	$10.504	$11.678	$10.451	$8.504	$12.637	$11.661
Accumulation Unit Value at end of period	$17.187	$15.610	$16.087	$15.052	$11.837	$10.504	$11.678	$10.451	$8.504	$12.637
Number of Accumulation Units outstanding at end of period (in thousands)	11	16	19	25	27	33	40	43	28	22
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.262	$18.868	$17.698	$13.953	$12.412	$13.835	$12.411	$10.124	$—	$—
Accumulation Unit Value at end of period	$20.057	$18.262	$18.868	$17.698	$13.953	$12.412	$13.835	$12.411	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	6	4	3	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.118	$15.627	$14.666	$11.568	$10.296	$11.481	$10.305	$8.411	$12.537	$11.603
Accumulation Unit Value at end of period	$16.596	$15.118	$15.627	$14.666	$11.568	$10.296	$11.481	$10.305	$8.411	$12.537
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	3	3	3	1	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.878	$18.526	$17.430	$13.783	$12.297	$13.748	$12.371	$10.122	$—	$—
Accumulation Unit Value at end of period	$19.576	$17.878	$18.526	$17.430	$13.783	$12.297	$13.748	$12.371	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

40

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.430	$18.343	$17.396	$13.021	$11.965	$12.729	$10.867	$8.765	$12.486	$11.889
Accumulation Unit Value at end of period	$19.854	$17.430	$18.343	$17.396	$13.021	$11.965	$12.729	$10.867	$8.765	$12.486
Number of Accumulation Units outstanding at end of period (in thousands)	48	67	80	98	120	135	86	103	111	91
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.056	$17.986	$17.092	$12.818	$11.802	$12.581	$10.762	$8.698	$12.416	$11.845
Accumulation Unit Value at end of period	$19.390	$17.056	$17.986	$17.092	$12.818	$11.802	$12.581	$10.762	$8.698	$12.416
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	7	7	8	7	9	15	13
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.873	$17.810	$16.941	$12.718	$11.722	$12.508	$10.710	$8.665	$12.381	$11.823
Accumulation Unit Value at end of period	$19.161	$16.873	$17.810	$16.941	$12.718	$11.722	$12.508	$10.710	$8.665	$12.381
Number of Accumulation Units outstanding at end of period (in thousands)	16	16	38	39	47	39	39	36	37	25
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.511	$17.463	$16.645	$12.520	$11.562	$12.363	$10.607	$8.599	$12.311	$11.780
Accumulation Unit Value at end of period	$18.713	$16.511	$17.463	$16.645	$12.520	$11.562	$12.363	$10.607	$8.599	$12.311
Number of Accumulation Units outstanding at end of period (in thousands)	12	15	18	29	43	48	50	53	58	53
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.511	$17.463	$16.645	$12.520	$11.562	$12.363	$10.607	$8.599	$12.311	$11.780
Accumulation Unit Value at end of period	$18.713	$16.511	$17.463	$16.645	$12.520	$11.562	$12.363	$10.607	$8.599	$12.311
Number of Accumulation Units outstanding at end of period (in thousands)	12	15	18	29	43	48	50	53	58	53
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.615	$20.798	$19.873	$14.986	$13.874	$14.872	$12.792	$10.396	$—	$—
Accumulation Unit Value at end of period	$22.176	$19.615	$20.798	$19.873	$14.986	$13.874	$14.872	$12.792	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	4	7	5	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.983	$16.955	$16.209	$12.229	$11.328	$12.148	$10.454	$8.500	$12.206	$11.715
Accumulation Unit Value at end of period	$18.060	$15.983	$16.955	$16.209	$12.229	$11.328	$12.148	$10.454	$8.500	$12.206
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	14	14	17	18	18	16	12	13
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.202	$20.421	$19.572	$14.803	$13.746	$14.779	$12.750	$10.393	$—	$—
Accumulation Unit Value at end of period	$21.644	$19.202	$20.421	$19.572	$14.803	$13.746	$14.779	$12.750	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	2	1	1	1	—	—	—	—

41

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Lord Abbett Growth & Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.998	$14.643	$13.822	$10.334	$9.369	$10.136	$8.772	$7.497	$11.982	$11.770
Accumulation Unit Value at end of period	$16.134	$13.998	$14.643	$13.822	$10.334	$9.369	$10.136	$8.772	$7.497	$11.982
Number of Accumulation Units outstanding at end of period (in thousands)	412	475	577	733	1,001	1,206	1,394	1,500	1,672	1,421
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.698	$14.358	$13.580	$10.174	$9.241	$10.018	$8.688	$7.439	$11.914	$11.727
Accumulation Unit Value at end of period	$15.756	$13.698	$14.358	$13.580	$10.174	$9.241	$10.018	$8.688	$7.439	$11.914
Number of Accumulation Units outstanding at end of period (in thousands)	30	37	46	94	105	122	141	139	149	146
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.550	$14.218	$13.460	$10.094	$9.178	$9.960	$8.646	$7.411	$11.880	$11.705
Accumulation Unit Value at end of period	$15.571	$13.550	$14.218	$13.460	$10.094	$9.178	$9.960	$8.646	$7.411	$11.880
Number of Accumulation Units outstanding at end of period (in thousands)	252	270	307	323	252	253	267	287	297	253
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.260	$13.941	$13.224	$9.937	$9.054	$9.844	$8.562	$7.354	$11.813	$11.662
Accumulation Unit Value at end of period	$15.206	$13.260	$13.941	$13.224	$9.937	$9.054	$9.844	$8.562	$7.354	$11.813
Number of Accumulation Units outstanding at end of period (in thousands)	127	163	224	313	418	496	645	704	781	898
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.260	$13.941	$13.224	$9.937	$9.054	$9.844	$8.562	$7.354	$11.813	$11.662
Accumulation Unit Value at end of period	$15.206	$13.260	$13.941	$13.224	$9.937	$9.054	$9.844	$8.562	$7.354	$11.813
Number of Accumulation Units outstanding at end of period (in thousands)	127	163	224	313	418	496	645	704	781	898
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.325	$19.313	$18.367	$13.836	$12.637	$13.776	$12.012	$10.343	$—	$—
Accumulation Unit Value at end of period	$20.962	$18.325	$19.313	$18.367	$13.836	$12.637	$13.776	$12.012	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	36	34	42	24	10	9	1	1	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.836	$13.535	$12.878	$9.706	$8.870	$9.673	$8.439	$7.270	$11.713	$11.598
Accumulation Unit Value at end of period	$14.676	$12.836	$13.535	$12.878	$9.706	$8.870	$9.673	$8.439	$7.270	$11.713
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	8	18	35	49	65	68	76	79
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.939	$18.964	$18.089	$13.667	$12.521	$13.689	$11.972	$10.340	$—	$—
Accumulation Unit Value at end of period	$20.459	$17.939	$18.964	$18.089	$13.667	$12.521	$13.689	$11.972	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	—	—	—	—	—	—

42

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Oppenheimer Capital Appreciation Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.245	$15.985	$14.108	$11.076	$9.889	$10.189	$9.486	$6.686	$12.504	$11.159
Accumulation Unit Value at end of period	$15.599	$16.245	$15.985	$14.108	$11.076	$9.889	$10.189	$9.486	$6.686	$12.504
Number of Accumulation Units outstanding at end of period (in thousands)	177	218	252	324	441	555	653	716	781	539
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.897	$15.673	$13.861	$10.904	$9.755	$10.070	$9.394	$6.635	$12.433	$11.118
Accumulation Unit Value at end of period	$15.234	$15.897	$15.673	$13.861	$10.904	$9.755	$10.070	$9.394	$6.635	$12.433
Number of Accumulation Units outstanding at end of period (in thousands)	20	26	34	49	56	62	69	75	84	76
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.725	$15.520	$13.739	$10.819	$9.688	$10.012	$9.349	$6.610	$12.398	$11.097
Accumulation Unit Value at end of period	$15.054	$15.725	$15.520	$13.739	$10.819	$9.688	$10.012	$9.349	$6.610	$12.398
Number of Accumulation Units outstanding at end of period (in thousands)	74	88	107	130	129	135	142	127	141	105
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.388	$15.218	$13.498	$10.650	$9.557	$9.896	$9.259	$6.559	$12.328	$11.057
Accumulation Unit Value at end of period	$14.702	$15.388	$15.218	$13.498	$10.650	$9.557	$9.896	$9.259	$6.559	$12.328
Number of Accumulation Units outstanding at end of period (in thousands)	87	107	148	222	285	367	469	529	580	512
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.388	$15.218	$13.498	$10.650	$9.557	$9.896	$9.259	$6.559	$12.328	$11.057
Accumulation Unit Value at end of period	$14.702	$15.388	$15.218	$13.498	$10.650	$9.557	$9.896	$9.259	$6.559	$12.328
Number of Accumulation Units outstanding at end of period (in thousands)	87	107	148	222	285	367	469	529	580	512
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.664	$23.460	$20.862	$16.501	$14.844	$15.409	$14.454	$10.265	$—	$—
Accumulation Unit Value at end of period	$22.553	$23.664	$23.460	$20.862	$16.501	$14.844	$15.409	$14.454	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	25	27	21	10	9	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.896	$14.775	$13.145	$10.403	$9.363	$9.724	$9.126	$6.484	$12.223	$10.996
Accumulation Unit Value at end of period	$14.189	$14.896	$14.775	$13.145	$10.403	$9.363	$9.724	$9.126	$6.484	$12.223
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	11	15	22	33	49	52	59	52
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.166	$23.036	$20.546	$16.300	$14.707	$15.313	$14.407	$10.262	$—	$—
Accumulation Unit Value at end of period	$22.012	$23.166	$23.036	$20.546	$16.300	$14.707	$15.313	$14.407	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	1	—	—	—

43

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Oppenheimer Discovery Mid Cap Growth Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.616	$14.920	$14.367	$10.764	$9.415	$9.488	$7.582	$5.825	$11.654	$11.168
Accumulation Unit Value at end of period	$15.687	$15.616	$14.920	$14.367	$10.764	$9.415	$9.488	$7.582	$5.825	$11.654
Number of Accumulation Units outstanding at end of period (in thousands)	8	17	20	27	57	66	41	37	43	29
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.281	$14.630	$14.116	$10.597	$9.288	$9.378	$7.509	$5.780	$11.588	$11.127
Accumulation Unit Value at end of period	$15.320	$15.281	$14.630	$14.116	$10.597	$9.288	$9.378	$7.509	$5.780	$11.588
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	5	3	3	2	2	2	2
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.116	$14.487	$13.991	$10.514	$9.224	$9.323	$7.472	$5.758	$11.555	$11.106
Accumulation Unit Value at end of period	$15.140	$15.116	$14.487	$13.991	$10.514	$9.224	$9.323	$7.472	$5.758	$11.555
Number of Accumulation Units outstanding at end of period (in thousands)	8	10	10	8	8	15	14	9	10	8
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.792	$14.204	$13.746	$10.350	$9.099	$9.215	$7.400	$5.714	$11.490	$11.065
Accumulation Unit Value at end of period	$14.786	$14.792	$14.204	$13.746	$10.350	$9.099	$9.215	$7.400	$5.714	$11.490
Number of Accumulation Units outstanding at end of period (in thousands)	8	11	16	20	22	23	22	21	25	23
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.792	$14.204	$13.746	$10.350	$9.099	$9.215	$7.400	$5.714	$11.490	$11.065
Accumulation Unit Value at end of period	$14.786	$14.792	$14.204	$13.746	$10.350	$9.099	$9.215	$7.400	$5.714	$11.490
Number of Accumulation Units outstanding at end of period (in thousands)	8	11	16	20	22	23	22	21	25	23
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.338	$25.355	$24.599	$18.568	$16.364	$16.614	$13.376	$10.354	$—	$—
Accumulation Unit Value at end of period	$26.261	$26.338	$25.355	$24.599	$18.568	$16.364	$16.614	$13.376	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	2	1	—	1	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.319	$13.791	$13.387	$10.110	$8.914	$9.055	$7.294	$5.649	$11.392	$11.005
Accumulation Unit Value at end of period	$14.270	$14.319	$13.791	$13.387	$10.110	$8.914	$9.055	$7.294	$5.649	$11.392
Number of Accumulation Units outstanding at end of period (in thousands)	—	2	—	2	2	5	4	2	3	2
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.784	$24.896	$24.226	$18.342	$16.213	$16.510	$13.332	$10.351	$—	$—
Accumulation Unit Value at end of period	$25.632	$25.784	$24.896	$24.226	$18.342	$16.213	$16.510	$13.332	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—

44

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Oppenheimer Global Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.367	$17.022	$16.948	$13.561	$11.392	$12.655	$11.114	$8.104	$13.801	$13.219
Accumulation Unit Value at end of period	$17.064	$17.367	$17.022	$16.948	$13.561	$11.392	$12.655	$11.114	$8.104	$13.801
Number of Accumulation Units outstanding at end of period (in thousands)	527	575	698	850	1,252	1,496	1,740	1,882	2,069	1,829
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.994	$16.690	$16.651	$13.350	$11.238	$12.508	$11.007	$8.042	$13.723	$13.171
Accumulation Unit Value at end of period	$16.665	$16.994	$16.690	$16.651	$13.350	$11.238	$12.508	$11.007	$8.042	$13.723
Number of Accumulation Units outstanding at end of period (in thousands)	48	56	77	91	112	148	177	185	193	207
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.811	$16.527	$16.504	$13.245	$11.161	$12.435	$10.954	$8.011	$13.684	$13.147
Accumulation Unit Value at end of period	$16.468	$16.811	$16.527	$16.504	$13.245	$11.161	$12.435	$10.954	$8.011	$13.684
Number of Accumulation Units outstanding at end of period (in thousands)	312	333	383	428	310	300	309	312	331	274
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.451	$16.205	$16.215	$13.039	$11.009	$12.291	$10.848	$7.950	$13.606	$13.098
Accumulation Unit Value at end of period	$16.083	$16.451	$16.205	$16.215	$13.039	$11.009	$12.291	$10.848	$7.950	$13.606
Number of Accumulation Units outstanding at end of period (in thousands)	163	204	277	375	517	630	811	945	1,071	1,106
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.451	$16.205	$16.215	$13.039	$11.009	$12.291	$10.848	$7.950	$13.606	$13.098
Accumulation Unit Value at end of period	$16.083	$16.451	$16.205	$16.215	$13.039	$11.009	$12.291	$10.848	$7.950	$13.606
Number of Accumulation Units outstanding at end of period (in thousands)	163	204	277	375	517	630	811	945	1,071	1,106
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.653	$21.382	$21.450	$17.292	$14.636	$16.381	$14.495	$10.648	$—	$—
Accumulation Unit Value at end of period	$21.116	$21.653	$21.382	$21.450	$17.292	$14.636	$16.381	$14.495	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	58	61	69	51	22	21	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.924	$15.733	$15.791	$12.736	$10.786	$12.078	$10.692	$7.859	$13.491	$13.026
Accumulation Unit Value at end of period	$15.522	$15.924	$15.733	$15.791	$12.736	$10.786	$12.078	$10.692	$7.859	$13.491
Number of Accumulation Units outstanding at end of period (in thousands)	19	23	29	46	59	75	86	92	104	118
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.197	$20.995	$21.125	$17.081	$14.501	$16.279	$14.447	$10.646	$—	$—
Accumulation Unit Value at end of period	$20.610	$21.197	$20.995	$21.125	$17.081	$14.501	$16.279	$14.447	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	8	8	4	1	1	—	—	—	—

45

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Oppenheimer Main Street Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.778	$16.535	$15.219	$11.766	$10.252	$10.451	$9.168	$7.278	$12.051	$11.757
Accumulation Unit Value at end of period	$18.378	$16.778	$16.535	$15.219	$11.766	$10.252	$10.451	$9.168	$7.278	$12.051
Number of Accumulation Units outstanding at end of period (in thousands)	17	24	32	39	56	65	82	89	82	79
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.419	$16.213	$14.953	$11.582	$10.113	$10.329	$9.080	$7.223	$11.982	$11.714
Accumulation Unit Value at end of period	$17.948	$16.419	$16.213	$14.953	$11.582	$10.113	$10.329	$9.080	$7.223	$11.982
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	4	6	7	7	8	12	9
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.242	$16.055	$14.821	$11.492	$10.044	$10.269	$9.036	$7.195	$11.948	$11.692
Accumulation Unit Value at end of period	$17.736	$16.242	$16.055	$14.821	$11.492	$10.044	$10.269	$9.036	$7.195	$11.948
Number of Accumulation Units outstanding at end of period (in thousands)	17	16	19	20	25	36	57	59	62	47
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.893	$15.742	$14.561	$11.313	$9.908	$10.150	$8.949	$7.140	$11.881	$11.649
Accumulation Unit Value at end of period	$17.322	$15.893	$15.742	$14.561	$11.313	$9.908	$10.150	$8.949	$7.140	$11.881
Number of Accumulation Units outstanding at end of period (in thousands)	71	88	100	117	157	181	231	275	291	267
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.893	$15.742	$14.561	$11.313	$9.908	$10.150	$8.949	$7.140	$11.881	$11.649
Accumulation Unit Value at end of period	$17.322	$15.893	$15.742	$14.561	$11.313	$9.908	$10.150	$8.949	$7.140	$11.881
Number of Accumulation Units outstanding at end of period (in thousands)	71	88	100	117	157	181	231	275	291	267
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.757	$22.597	$20.954	$16.321	$14.329	$14.716	$13.007	$10.404	$—	$—
Accumulation Unit Value at end of period	$24.740	$22.757	$22.597	$20.954	$16.321	$14.329	$14.716	$13.007	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	6	8	7	8	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.385	$15.284	$14.180	$11.050	$9.707	$9.974	$8.820	$7.058	$11.780	$11.585
Accumulation Unit Value at end of period	$16.717	$15.385	$15.284	$14.180	$11.050	$9.707	$9.974	$8.820	$7.058	$11.780
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	9	20	29	37	40	43	39	31
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.278	$22.187	$20.637	$16.122	$14.197	$14.624	$12.965	$10.401	$—	$—
Accumulation Unit Value at end of period	$24.147	$22.278	$22.187	$20.637	$16.122	$14.197	$14.624	$12.965	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	7	—	—	—	—	—	—	—

46

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Oppenheimer Main Street Small Cap Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.563	$20.087	$18.280	$13.209	$11.406	$11.873	$9.804	$7.278	$11.929	$12.292
Accumulation Unit Value at end of period	$21.497	$18.563	$20.087	$18.280	$13.209	$11.406	$11.873	$9.804	$7.278	$11.929
Number of Accumulation Units outstanding at end of period (in thousands)	182	217	269	312	461	571	655	729	818	767
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.165	$19.696	$17.960	$13.003	$11.251	$11.735	$9.710	$7.222	$11.861	$12.247
Accumulation Unit Value at end of period	$20.994	$18.165	$19.696	$17.960	$13.003	$11.251	$11.735	$9.710	$7.222	$11.861
Number of Accumulation Units outstanding at end of period (in thousands)	14	21	34	42	59	79	94	110	124	135
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.970	$19.503	$17.802	$12.902	$11.175	$11.667	$9.663	$7.194	$11.827	$12.224
Accumulation Unit Value at end of period	$20.747	$17.970	$19.503	$17.802	$12.902	$11.175	$11.667	$9.663	$7.194	$11.827
Number of Accumulation Units outstanding at end of period (in thousands)	114	124	130	138	146	154	156	156	164	158
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.584	$19.123	$17.490	$12.701	$11.023	$11.532	$9.570	$7.139	$11.760	$12.179
Accumulation Unit Value at end of period	$20.262	$17.584	$19.123	$17.490	$12.701	$11.023	$11.532	$9.570	$7.139	$11.760
Number of Accumulation Units outstanding at end of period (in thousands)	118	152	205	274	410	508	635	743	833	841
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.584	$19.123	$17.490	$12.701	$11.023	$11.532	$9.570	$7.139	$11.760	$12.179
Accumulation Unit Value at end of period	$20.262	$17.584	$19.123	$17.490	$12.701	$11.023	$11.532	$9.570	$7.139	$11.760
Number of Accumulation Units outstanding at end of period (in thousands)	118	152	205	274	410	508	635	743	833	841
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.134	$28.492	$26.125	$19.019	$16.547	$17.354	$14.438	$10.798	$—	$—
Accumulation Unit Value at end of period	$30.038	$26.134	$28.492	$26.125	$19.019	$16.547	$17.354	$14.438	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	24	24	24	11	8	2	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.022	$18.567	$17.033	$12.406	$10.799	$11.331	$9.432	$7.058	$11.661	$12.113
Accumulation Unit Value at end of period	$19.555	$17.022	$18.567	$17.033	$12.406	$10.799	$11.331	$9.432	$7.058	$11.661
Number of Accumulation Units outstanding at end of period (in thousands)	7	10	13	15	34	44	55	70	76	68
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.584	$27.976	$25.729	$18.787	$16.394	$17.245	$14.391	$10.795	$—	$—
Accumulation Unit Value at end of period	$29.318	$25.584	$27.976	$25.729	$18.787	$16.394	$17.245	$14.391	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	1	1	1	—	—	—

47

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT Diversified Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.017	$22.908	$23.197	$21.863	$19.920	$20.903	$18.852	$12.330	$18.109	$17.671
Accumulation Unit Value at end of period	$22.842	$22.017	$22.908	$23.197	$21.863	$19.920	$20.903	$18.852	$12.330	$18.109
Number of Accumulation Units outstanding at end of period (in thousands)	122	139	158	180	232	283	296	290	210	228
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.889	$17.608	$17.866	$16.872	$15.403	$16.196	$14.636	$9.592	$14.116	$13.802
Accumulation Unit Value at end of period	$17.487	$16.889	$17.608	$17.866	$16.872	$15.403	$16.196	$14.636	$9.592	$14.116
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	9	15	15	15	18	21	18	16
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.051	$17.795	$18.073	$17.085	$15.613	$16.433	$14.865	$9.752	$14.366	$14.060
Accumulation Unit Value at end of period	$17.637	$17.051	$17.795	$18.073	$17.085	$15.613	$16.433	$14.865	$9.752	$14.366
Number of Accumulation Units outstanding at end of period (in thousands)	76	76	67	80	70	73	67	64	52	45
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.588	$21.529	$21.910	$20.753	$19.004	$20.042	$18.165	$11.940	$17.625	$17.285
Accumulation Unit Value at end of period	$21.253	$20.588	$21.529	$21.910	$20.753	$19.004	$20.042	$18.165	$11.940	$17.625
Number of Accumulation Units outstanding at end of period (in thousands)	29	33	46	71	114	130	155	151	133	121
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.588	$21.529	$21.910	$20.753	$19.004	$20.042	$18.165	$11.940	$17.625	$17.285
Accumulation Unit Value at end of period	$21.253	$20.588	$21.529	$21.910	$20.753	$19.004	$20.042	$18.165	$11.940	$17.625
Number of Accumulation Units outstanding at end of period (in thousands)	29	33	46	71	114	130	155	151	133	121
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.684	$18.538	$18.913	$17.960	$16.487	$17.431	$15.838	$10.437	$—	$—
Accumulation Unit Value at end of period	$18.209	$17.684	$18.538	$18.913	$17.960	$16.487	$17.431	$15.838	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	27	17	15	10	4	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.902	$16.679	$17.025	$16.174	$14.855	$15.714	$14.285	$9.418	$13.944	$13.716
Accumulation Unit Value at end of period	$16.366	$15.902	$16.679	$17.025	$16.174	$14.855	$15.714	$14.285	$9.418	$13.944
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	10	10	11	16	17	18	14	59
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.311	$18.202	$18.627	$17.741	$16.334	$17.322	$15.786	$10.434	$—	$—
Accumulation Unit Value at end of period	$17.772	$17.311	$18.202	$18.627	$17.741	$16.334	$17.322	$15.786	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	6	6	5	5	—	—	—	—

48

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.556	$24.687	$22.266	$17.086	$14.553	$14.509	$13.092	$10.438	$—	$—
Accumulation Unit Value at end of period	$26.345	$23.556	$24.687	$22.266	$17.086	$14.553	$14.509	$13.092	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	18	20	27	37	39	42	48	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.224	$24.388	$22.040	$16.947	$14.463	$14.448	$13.063	$10.436	$—	$—
Accumulation Unit Value at end of period	$25.922	$23.224	$24.388	$22.040	$16.947	$14.463	$14.448	$13.063	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	9	15	27	32	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.060	$24.240	$21.928	$16.878	$14.418	$14.418	$13.049	$10.435	$—	$—
Accumulation Unit Value at end of period	$25.713	$23.060	$24.240	$21.928	$16.878	$14.418	$14.418	$13.049	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	13	12	12	10	13	12	9	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.735	$23.946	$21.706	$16.740	$14.329	$14.357	$13.021	$10.433	$—	$—
Accumulation Unit Value at end of period	$25.300	$22.735	$23.946	$21.706	$16.740	$14.329	$14.357	$13.021	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	19	32	46	61	58	61	65	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.735	$23.946	$21.706	$16.740	$14.329	$14.357	$13.021	$10.433	$—	$—
Accumulation Unit Value at end of period	$25.300	$22.735	$23.946	$21.706	$16.740	$14.329	$14.357	$13.021	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	19	32	46	61	58	61	65	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.335	$23.584	$21.431	$16.570	$14.219	$14.282	$12.985	$10.430	$—	$—
Accumulation Unit Value at end of period	$24.793	$22.335	$23.584	$21.431	$16.570	$14.219	$14.282	$12.985	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	2	2	2	3	3	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.256	$23.512	$21.377	$16.536	$14.197	$14.267	$12.978	$10.430	$—	$—
Accumulation Unit Value at end of period	$24.693	$22.256	$23.512	$21.377	$16.536	$14.197	$14.267	$12.978	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	9	9	10	11	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.865	$23.157	$21.106	$16.367	$14.087	$14.193	$12.942	$10.427	$—	$—
Accumulation Unit Value at end of period	$24.198	$21.865	$23.157	$21.106	$16.367	$14.087	$14.193	$12.942	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	5	—	—	—	—	—	—

49

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT George Putnam Balanced Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.410	$14.810	$13.597	$11.699	$10.564	$10.445	$9.577	$7.746	$13.278	$13.365
Accumulation Unit Value at end of period	$15.317	$14.410	$14.810	$13.597	$11.699	$10.564	$10.445	$9.577	$7.746	$13.278
Number of Accumulation Units outstanding at end of period (in thousands)	10	8	12	10	35	46	39	40	41	27
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.921	$15.366	$14.135	$12.187	$11.026	$10.924	$10.036	$8.134	$13.971	$14.090
Accumulation Unit Value at end of period	$15.829	$14.921	$15.366	$14.135	$12.187	$11.026	$10.924	$10.036	$8.134	$13.971
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	2	2	2	2	3	3
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.434	$13.848	$12.752	$11.005	$9.967	$9.884	$9.090	$7.374	$12.680	$12.801
Accumulation Unit Value at end of period	$14.237	$13.434	$13.848	$12.752	$11.005	$9.967	$9.884	$9.090	$7.374	$12.680
Number of Accumulation Units outstanding at end of period (in thousands)	19	19	17	16	16	15	16	17	18	31
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.475	$13.918	$12.842	$11.105	$10.078	$10.014	$9.228	$7.501	$12.924	$13.073
Accumulation Unit Value at end of period	$14.252	$13.475	$13.918	$12.842	$11.105	$10.078	$10.014	$9.228	$7.501	$12.924
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	7	8	22	16	21	23	21	23
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.475	$13.918	$12.842	$11.105	$10.078	$10.014	$9.228	$7.501	$12.924	$13.073
Accumulation Unit Value at end of period	$14.252	$13.475	$13.918	$12.842	$11.105	$10.078	$10.014	$9.228	$7.501	$12.924
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	7	8	22	16	21	23	21	23
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.251	$18.899	$17.482	$15.155	$13.787	$13.735	$12.688	$10.340	$—	$—
Accumulation Unit Value at end of period	$19.255	$18.251	$18.899	$17.482	$15.155	$13.787	$13.735	$12.688	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	1	1	1	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.528	$12.979	$12.012	$10.419	$9.483	$9.452	$8.735	$7.122	$12.307	$12.487
Accumulation Unit Value at end of period	$13.211	$12.528	$12.979	$12.012	$10.419	$9.483	$9.452	$8.735	$7.122	$12.307
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	6	3	5	10	14	14	12
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.867	$18.557	$17.217	$14.970	$13.660	$13.649	$12.646	$10.337	$—	$—
Accumulation Unit Value at end of period	$18.793	$17.867	$18.557	$17.217	$14.970	$13.660	$13.649	$12.646	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	—	—	—	—

50

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT Global Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$50.038	$50.758	$47.135	$40.082	$35.664	$36.392	$32.243	$24.232	$36.928	$36.452
Accumulation Unit Value at end of period	$52.550	$50.038	$50.758	$47.135	$40.082	$35.664	$36.392	$32.243	$24.232	$36.928
Number of Accumulation Units outstanding at end of period (in thousands)	4	7	7	6	13	18	16	11	12	7
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.836	$15.079	$14.031	$11.955	$10.659	$10.898	$9.675	$7.286	$11.125	$11.004
Accumulation Unit Value at end of period	$15.549	$14.836	$15.079	$14.031	$11.955	$10.659	$10.898	$9.675	$7.286	$11.125
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	3	3	3	3	6	6
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.314	$15.581	$14.512	$12.378	$11.047	$11.306	$10.047	$7.573	$11.576	$11.462
Accumulation Unit Value at end of period	$16.035	$15.314	$15.581	$14.512	$12.378	$11.047	$11.306	$10.047	$7.573	$11.576
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	9	27	38	40	42	43	9	6
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$46.792	$47.702	$44.519	$38.047	$34.024	$34.892	$31.068	$23.466	$35.941	$35.656
Accumulation Unit Value at end of period	$48.895	$46.792	$47.702	$44.519	$38.047	$34.024	$34.892	$31.068	$23.466	$35.941
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	8	7	9	11	11	7	10	13
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$46.792	$47.702	$44.519	$38.047	$34.024	$34.892	$31.068	$23.466	$35.941	$35.656
Accumulation Unit Value at end of period	$48.895	$46.792	$47.702	$44.519	$38.047	$34.024	$34.892	$31.068	$23.466	$35.941
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	8	7	9	11	11	7	10	13
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.470	$20.921	$19.574	$16.770	$15.034	$15.457	$13.797	$10.447	$—	$—
Accumulation Unit Value at end of period	$21.337	$20.470	$20.921	$19.574	$16.770	$15.034	$15.457	$13.797	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	3	3	2	1	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.282	$14.604	$13.670	$11.718	$10.510	$10.811	$9.655	$7.314	$11.237	$11.181
Accumulation Unit Value at end of period	$14.879	$14.282	$14.604	$13.670	$11.718	$10.510	$10.811	$9.655	$7.314	$11.237
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	3	7	7	8	8	10	9	10
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.039	$20.542	$19.277	$16.566	$14.895	$15.360	$13.752	$10.444	$—	$—
Accumulation Unit Value at end of period	$20.825	$20.039	$20.542	$19.277	$16.566	$14.895	$15.360	$13.752	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	—	—	—	—	—	—	—

51

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$67.575	$74.254	$68.139	$51.031	$43.524	$46.379	$41.203	$32.252	$53.461	$57.815
Accumulation Unit Value at end of period	$76.488	$67.575	$74.254	$68.139	$51.031	$43.524	$46.379	$41.203	$32.252	$53.461
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	3	5	7	8	8	8	9	8
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.110	$17.738	$16.310	$12.239	$10.460	$11.168	$9.941	$7.797	$12.951	$14.034
Accumulation Unit Value at end of period	$18.199	$16.110	$17.738	$16.310	$12.239	$10.460	$11.168	$9.941	$7.797	$12.951
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	9	9	9	9	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.168	$15.615	$14.372	$10.796	$9.236	$9.871	$8.796	$6.906	$11.481	$12.454
Accumulation Unit Value at end of period	$15.989	$14.168	$15.615	$14.372	$10.796	$9.236	$9.871	$8.796	$6.906	$11.481
Number of Accumulation Units outstanding at end of period (in thousands)	22	24	27	25	24	22	20	16	22	18
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$63.189	$69.783	$64.357	$48.440	$41.521	$44.467	$39.702	$31.233	$52.033	$56.552
Accumulation Unit Value at end of period	$71.167	$63.189	$69.783	$64.357	$48.440	$41.521	$44.467	$39.702	$31.233	$52.033
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	5	5	4	7	5	7	9
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$63.189	$69.783	$64.357	$48.440	$41.521	$44.467	$39.702	$31.233	$52.033	$56.552
Accumulation Unit Value at end of period	$71.167	$63.189	$69.783	$64.357	$48.440	$41.521	$44.467	$39.702	$31.233	$52.033
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	5	5	4	7	5	7	9
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.386	$22.570	$20.867	$15.746	$13.531	$14.527	$13.003	$10.255	$—	$—
Accumulation Unit Value at end of period	$22.903	$20.386	$22.570	$20.867	$15.746	$13.531	$14.527	$13.003	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	2	2	2	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.213	$14.636	$13.538	$10.220	$8.787	$9.439	$8.453	$6.670	$11.145	$12.149
Accumulation Unit Value at end of period	$14.837	$13.213	$14.636	$13.538	$10.220	$8.787	$9.439	$8.453	$6.670	$11.145
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	6	7	8	9	14	11	13
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.957	$22.161	$20.551	$15.553	$13.405	$14.436	$12.960	$10.252	$—	$—
Accumulation Unit Value at end of period	$22.354	$19.957	$22.161	$20.551	$15.553	$13.405	$14.436	$12.960	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—

52

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.144	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.477	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.141	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.464	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.140	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.458	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.137	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.446	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.137	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.446	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.134	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.431	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.134	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.428	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.130	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.413	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	—	—	—	—	—	—	—	—	—

53

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT International Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.959	$21.267	$23.181	$18.392	$15.329	$18.752	$17.318	$14.119	$25.598	$24.003
Accumulation Unit Value at end of period	$20.120	$20.959	$21.267	$23.181	$18.392	$15.329	$18.752	$17.318	$14.119	$25.598
Number of Accumulation Units outstanding at end of period (in thousands)	121	138	160	178	259	308	322	350	410	375
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$8.857	$9.005	$9.836	$7.819	$6.530	$8.004	$7.407	$6.051	$10.992	$10.328
Accumulation Unit Value at end of period	$8.486	$8.857	$9.005	$9.836	$7.819	$6.530	$8.004	$7.407	$6.051	$10.992
Number of Accumulation Units outstanding at end of period (in thousands)	28	39	58	72	101	122	124	138	171	177
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.943	$11.137	$12.176	$9.689	$8.100	$9.939	$9.206	$7.528	$13.690	$12.875
Accumulation Unit Value at end of period	$10.473	$10.943	$11.137	$12.176	$9.689	$8.100	$9.939	$9.206	$7.528	$13.690
Number of Accumulation Units outstanding at end of period (in thousands)	160	168	172	174	180	187	166	166	180	158
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.598	$19.986	$21.894	$17.458	$14.624	$17.979	$16.687	$13.673	$24.914	$23.478
Accumulation Unit Value at end of period	$18.720	$19.598	$19.986	$21.894	$17.458	$14.624	$17.979	$16.687	$13.673	$24.914
Number of Accumulation Units outstanding at end of period (in thousands)	70	87	114	153	219	261	291	330	383	371
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.598	$19.986	$21.894	$17.458	$14.624	$17.979	$16.687	$13.673	$24.914	$23.478
Accumulation Unit Value at end of period	$18.720	$19.598	$19.986	$21.894	$17.458	$14.624	$17.979	$16.687	$13.673	$24.914
Number of Accumulation Units outstanding at end of period (in thousands)	70	87	114	153	219	261	291	330	383	371
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.052	$15.388	$16.900	$13.509	$11.344	$13.982	$13.010	$10.687	$—	$—
Accumulation Unit Value at end of period	$14.341	$15.052	$15.388	$16.900	$13.509	$11.344	$13.982	$13.010	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	37	38	35	30	11	9	2	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.205	$10.438	$11.469	$9.173	$7.706	$9.503	$8.847	$7.271	$13.288	$12.560
Accumulation Unit Value at end of period	$9.718	$10.205	$10.438	$11.469	$9.173	$7.706	$9.503	$8.847	$7.271	$13.288
Number of Accumulation Units outstanding at end of period (in thousands)	16	18	22	25	41	52	56	75	87	81
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.735	$15.109	$16.643	$13.344	$11.239	$13.894	$12.967	$10.684	$—	$—
Accumulation Unit Value at end of period	$13.997	$14.735	$15.109	$16.643	$13.344	$11.239	$13.894	$12.967	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	2	1	1	1	—	—	—

54

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT International Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.119	$7.381	$8.287	$6.890	$5.752	$6.780	$6.431	$5.178	$9.748	$9.864
Accumulation Unit Value at end of period	$7.083	$7.119	$7.381	$8.287	$6.890	$5.752	$6.780	$6.431	$5.178	$9.748
Number of Accumulation Units outstanding at end of period (in thousands)	36	42	43	50	17	24	12	6	4	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$7.002	$7.274	$8.183	$6.817	$5.703	$6.735	$6.401	$5.165	$9.743	$9.861
Accumulation Unit Value at end of period	$6.953	$7.002	$7.274	$8.183	$6.817	$5.703	$6.735	$6.401	$5.165	$9.743
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	4	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$6.944	$7.222	$8.132	$6.781	$5.679	$6.713	$6.387	$5.158	$9.740	$9.860
Accumulation Unit Value at end of period	$6.889	$6.944	$7.222	$8.132	$6.781	$5.679	$6.713	$6.387	$5.158	$9.740
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	5	2	4	2	2	2	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$6.830	$7.117	$8.030	$6.710	$5.630	$6.669	$6.358	$5.145	$9.735	$9.857
Accumulation Unit Value at end of period	$6.762	$6.830	$7.117	$8.030	$6.710	$5.630	$6.669	$6.358	$5.145	$9.735
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	4	10	8	7	13	3	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$6.830	$7.117	$8.030	$6.710	$5.630	$6.669	$6.358	$5.145	$9.735	$9.857
Accumulation Unit Value at end of period	$6.762	$6.830	$7.117	$8.030	$6.710	$5.630	$6.669	$6.358	$5.145	$9.735
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	4	10	8	7	13	3	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.016	$14.642	$16.562	$13.874	$11.670	$13.858	$13.244	$10.745	$—	$—
Accumulation Unit Value at end of period	$13.841	$14.016	$14.642	$16.562	$13.874	$11.670	$13.858	$13.244	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	2	3	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$6.662	$6.963	$7.880	$6.605	$5.559	$6.604	$6.314	$5.125	$9.726	$9.853
Accumulation Unit Value at end of period	$6.576	$6.662	$6.963	$7.880	$6.605	$5.559	$6.604	$6.314	$5.125	$9.726
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	4	4	4	—	—	1	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.720	$14.377	$16.310	$13.704	$11.563	$13.772	$13.201	$10.742	$—	$—
Accumulation Unit Value at end of period	$13.509	$13.720	$14.377	$16.310	$13.704	$11.563	$13.772	$13.201	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

55

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.160	$14.709	$13.120	$9.866	$8.581	$8.716	$7.774	$6.038	$10.150	$10.876
Accumulation Unit Value at end of period	$15.615	$14.160	$14.709	$13.120	$9.866	$8.581	$8.716	$7.774	$6.038	$10.150
Number of Accumulation Units outstanding at end of period (in thousands)	155	184	214	284	396	531	592	651	759	341
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.602	$9.994	$8.933	$6.731	$5.866	$5.970	$5.336	$4.153	$6.994	$7.509
Accumulation Unit Value at end of period	$10.567	$9.602	$9.994	$8.933	$6.731	$5.866	$5.970	$5.336	$4.153	$6.994
Number of Accumulation Units outstanding at end of period (in thousands)	6	13	20	33	36	44	43	47	55	19
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.249	$10.678	$9.554	$7.206	$6.286	$6.404	$5.729	$4.463	$7.525	$8.087
Accumulation Unit Value at end of period	$11.268	$10.249	$10.678	$9.554	$7.206	$6.286	$6.404	$5.729	$4.463	$7.525
Number of Accumulation Units outstanding at end of period (in thousands)	89	100	124	155	152	161	178	166	193	109
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.241	$13.823	$12.392	$9.366	$8.186	$8.357	$7.491	$5.848	$9.879	$10.638
Accumulation Unit Value at end of period	$14.528	$13.241	$13.823	$12.392	$9.366	$8.186	$8.357	$7.491	$5.848	$9.879
Number of Accumulation Units outstanding at end of period (in thousands)	52	66	100	146	167	250	294	311	322	201
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.241	$13.823	$12.392	$9.366	$8.186	$8.357	$7.491	$5.848	$9.879	$10.638
Accumulation Unit Value at end of period	$14.528	$13.241	$13.823	$12.392	$9.366	$8.186	$8.357	$7.491	$5.848	$9.879
Number of Accumulation Units outstanding at end of period (in thousands)	52	66	100	146	167	250	294	311	322	201
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.656	$23.711	$21.310	$16.145	$14.148	$14.479	$13.011	$10.182	$—	$—
Accumulation Unit Value at end of period	$24.797	$22.656	$23.711	$21.310	$16.145	$14.148	$14.479	$13.011	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	14	6	4	—	1	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.558	$10.008	$8.999	$6.822	$5.981	$6.124	$5.506	$4.311	$7.304	$7.890
Accumulation Unit Value at end of period	$10.456	$9.558	$10.008	$8.999	$6.822	$5.981	$6.124	$5.506	$4.311	$7.304
Number of Accumulation Units outstanding at end of period (in thousands)	6	5	6	9	16	20	28	32	41	26
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.179	$23.282	$20.987	$15.948	$14.017	$14.388	$12.969	$10.179	$—	$—
Accumulation Unit Value at end of period	$24.202	$22.179	$23.282	$20.987	$15.948	$14.017	$14.388	$12.969	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	—	—	—	—

56

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT Multi-Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.552	$19.925	$17.840	$13.286	$11.562	$12.378	$10.727	$—	$—	$—
Accumulation Unit Value at end of period	$20.740	$19.552	$19.925	$17.840	$13.286	$11.562	$12.378	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	14	15	21	3	3	2	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.344	$19.752	$17.721	$13.224	$11.531	$12.369	$10.726	$—	$—	$—
Accumulation Unit Value at end of period	$20.478	$19.344	$19.752	$17.721	$13.224	$11.531	$12.369	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.241	$19.667	$17.661	$13.193	$11.516	$12.365	$10.725	$—	$—	$—
Accumulation Unit Value at end of period	$20.349	$19.241	$19.667	$17.661	$13.193	$11.516	$12.365	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	1	2	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.036	$19.497	$17.544	$13.131	$11.485	$12.357	$10.723	$—	$—	$—
Accumulation Unit Value at end of period	$20.092	$19.036	$19.497	$17.544	$13.131	$11.485	$12.357	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	3	1	1	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.036	$19.497	$17.544	$13.131	$11.485	$12.357	$10.723	$—	$—	$—
Accumulation Unit Value at end of period	$20.092	$19.036	$19.497	$17.544	$13.131	$11.485	$12.357	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	3	1	1	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.783	$19.286	$17.398	$13.054	$11.446	$12.346	$10.721	$—	$—	$—
Accumulation Unit Value at end of period	$19.776	$18.783	$19.286	$17.398	$13.054	$11.446	$12.346	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.733	$19.244	$17.369	$13.039	$11.438	$12.344	$10.721	$—	$—	$—
Accumulation Unit Value at end of period	$19.713	$18.733	$19.244	$17.369	$13.039	$11.438	$12.344	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	6	6	7	7	7	8	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.485	$19.036	$17.224	$12.963	$11.400	$12.333	$10.719	$—	$—	$—
Accumulation Unit Value at end of period	$19.403	$18.485	$19.036	$17.224	$12.963	$11.400	$12.333	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	1	1	—	—	—	—	—	—	—

57

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Putnam VT Small Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.795	$32.677	$32.101	$23.365	$20.208	$21.552	$17.383	$13.429	$22.504	$26.199
Accumulation Unit Value at end of period	$38.638	$30.795	$32.677	$32.101	$23.365	$20.208	$21.552	$17.383	$13.429	$22.504
Number of Accumulation Units outstanding at end of period (in thousands)	48	56	71	83	128	153	182	205	234	242
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$28.054	$29.828	$29.362	$21.413	$18.557	$19.832	$16.027	$12.406	$20.832	$24.301
Accumulation Unit Value at end of period	$35.129	$28.054	$29.828	$29.362	$21.413	$18.557	$19.832	$16.027	$12.406	$20.832
Number of Accumulation Units outstanding at end of period (in thousands)	4	7	12	15	21	27	34	41	48	54
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$26.537	$28.243	$27.829	$20.316	$17.624	$18.853	$15.251	$11.818	$19.863	$23.195
Accumulation Unit Value at end of period	$33.196	$26.537	$28.243	$27.829	$20.316	$17.624	$18.853	$15.251	$11.818	$19.863
Number of Accumulation Units outstanding at end of period (in thousands)	50	52	57	62	73	69	66	66	65	66
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$28.796	$30.709	$30.320	$22.178	$19.278	$20.664	$16.750	$13.005	$21.902	$25.627
Accumulation Unit Value at end of period	$35.950	$28.796	$30.709	$30.320	$22.178	$19.278	$20.664	$16.750	$13.005	$21.902
Number of Accumulation Units outstanding at end of period (in thousands)	40	51	65	89	120	145	199	237	261	284
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$28.796	$30.709	$30.320	$22.178	$19.278	$20.664	$16.750	$13.005	$21.902	$25.627
Accumulation Unit Value at end of period	$35.950	$28.796	$30.709	$30.320	$22.178	$19.278	$20.664	$16.750	$13.005	$21.902
Number of Accumulation Units outstanding at end of period (in thousands)	40	51	65	89	120	145	199	237	261	284
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.293	$24.903	$24.649	$18.075	$15.751	$16.925	$13.754	$10.705	$—	$—
Accumulation Unit Value at end of period	$29.008	$23.293	$24.903	$24.649	$18.075	$15.751	$16.925	$13.754	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	13	14	6	5	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.748	$26.471	$26.214	$19.233	$16.767	$18.027	$14.656	$11.414	$19.281	$22.627
Accumulation Unit Value at end of period	$30.803	$24.748	$26.471	$26.214	$19.233	$16.767	$18.027	$14.656	$11.414	$19.281
Number of Accumulation Units outstanding at end of period (in thousands)	8	14	15	17	21	25	29	44	47	50
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.803	$24.452	$24.275	$17.855	$15.605	$16.819	$13.709	$10.702	$—	$—
Accumulation Unit Value at end of period	$28.312	$22.803	$24.452	$24.275	$17.855	$15.605	$16.819	$13.709	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	3	1	1	—	—	—	—	—	—

58

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
UIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.305	$16.279	$17.331	$17.806	$15.098	$18.763	$16.029	$9.574	$22.490	$16.270
Accumulation Unit Value at end of period	$15.010	$14.305	$16.279	$17.331	$17.806	$15.098	$18.763	$16.029	$9.574	$22.490
Number of Accumulation Units outstanding at end of period (in thousands)	58	69	77	102	165	203	183	177	159	168
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.998	$15.962	$17.027	$17.530	$14.893	$18.546	$15.875	$9.501	$22.363	$16.210
Accumulation Unit Value at end of period	$14.659	$13.998	$15.962	$17.027	$17.530	$14.893	$18.546	$15.875	$9.501	$22.363
Number of Accumulation Units outstanding at end of period (in thousands)	11	14	15	21	26	37	38	27	22	18
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.848	$15.806	$16.878	$17.393	$14.791	$18.438	$15.798	$9.464	$22.299	$16.180
Accumulation Unit Value at end of period	$14.486	$13.848	$15.806	$16.878	$17.393	$14.791	$18.438	$15.798	$9.464	$22.299
Number of Accumulation Units outstanding at end of period (in thousands)	21	26	32	45	44	58	49	47	42	39
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.551	$15.498	$16.582	$17.122	$14.591	$18.224	$15.646	$9.392	$22.173	$16.121
Accumulation Unit Value at end of period	$14.148	$13.551	$15.498	$16.582	$17.122	$14.591	$18.224	$15.646	$9.392	$22.173
Number of Accumulation Units outstanding at end of period (in thousands)	40	52	61	112	139	171	217	214	219	224
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.551	$15.498	$16.582	$17.122	$14.591	$18.224	$15.646	$9.392	$22.173	$16.121
Accumulation Unit Value at end of period	$14.148	$13.551	$15.498	$16.582	$17.122	$14.591	$18.224	$15.646	$9.392	$22.173
Number of Accumulation Units outstanding at end of period (in thousands)	40	52	61	112	139	171	217	214	219	224
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.139	$17.358	$18.619	$19.273	$16.465	$20.616	$17.744	$10.678	$—	$—
Accumulation Unit Value at end of period	$15.766	$15.139	$17.358	$18.619	$19.273	$16.465	$20.616	$17.744	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	26	26	7	1	4	2	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.117	$15.047	$16.148	$16.725	$14.294	$17.908	$15.421	$9.284	$21.986	$16.032
Accumulation Unit Value at end of period	$13.654	$13.117	$15.047	$16.148	$16.725	$14.294	$17.908	$15.421	$9.284	$21.986
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	7	8	8	9	12	17	15	16
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.820	$17.044	$18.337	$19.038	$16.313	$20.487	$17.686	$10.675	$—	$—
Accumulation Unit Value at end of period	$15.388	$14.820	$17.044	$18.337	$19.038	$16.313	$20.487	$17.686	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	1	1	—	—	—	—

59

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
UIF Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.633	$21.220	$21.173	$15.648	$14.656	$16.044	$12.325	$7.958	$15.205	$12.601
Accumulation Unit Value at end of period	$17.612	$19.633	$21.220	$21.173	$15.648	$14.656	$16.044	$12.325	$7.958	$15.205
Number of Accumulation Units outstanding at end of period (in thousands)	70	75	79	89	96	119	139	139	130	96
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.212	$20.807	$20.802	$15.405	$14.457	$15.857	$12.206	$7.897	$15.119	$12.554
Accumulation Unit Value at end of period	$17.200	$19.212	$20.807	$20.802	$15.405	$14.457	$15.857	$12.206	$7.897	$15.119
Number of Accumulation Units outstanding at end of period (in thousands)	1	4	4	5	5	8	8	8	6	5
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.005	$20.603	$20.619	$15.285	$14.359	$15.765	$12.147	$7.867	$15.076	$12.531
Accumulation Unit Value at end of period	$16.998	$19.005	$20.603	$20.619	$15.285	$14.359	$15.765	$12.147	$7.867	$15.076
Number of Accumulation Units outstanding at end of period (in thousands)	13	9	11	14	17	21	13	10	18	16
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.597	$20.202	$20.258	$15.047	$14.164	$15.582	$12.030	$7.807	$14.991	$12.485
Accumulation Unit Value at end of period	$16.600	$18.597	$20.202	$20.258	$15.047	$14.164	$15.582	$12.030	$7.807	$14.991
Number of Accumulation Units outstanding at end of period (in thousands)	13	17	23	30	48	59	62	82	84	61
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.597	$20.202	$20.258	$15.047	$14.164	$15.582	$12.030	$7.807	$14.991	$12.485
Accumulation Unit Value at end of period	$16.600	$18.597	$20.202	$20.258	$15.047	$14.164	$15.582	$12.030	$7.807	$14.991
Number of Accumulation Units outstanding at end of period (in thousands)	13	17	23	30	48	59	62	82	84	61
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.067	$26.209	$26.347	$19.619	$18.513	$20.419	$15.804	$10.281	$—	$—
Accumulation Unit Value at end of period	$21.429	$24.067	$26.209	$26.347	$19.619	$18.513	$20.419	$15.804	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	5	2	3	2	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.003	$19.615	$19.728	$14.697	$13.876	$15.312	$11.857	$7.717	$14.864	$12.417
Accumulation Unit Value at end of period	$16.021	$18.003	$19.615	$19.728	$14.697	$13.876	$15.312	$11.857	$7.717	$14.864
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	1	3	3	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.561	$25.735	$25.948	$19.380	$18.343	$20.291	$15.752	$10.278	$—	$—
Accumulation Unit Value at end of period	$20.915	$23.561	$25.735	$25.948	$19.380	$18.343	$20.291	$15.752	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
(a) Inception date July 15, 2016.

60

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Pioneer Fund VCT Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.548	$1.579	$1.448	$1.107	$1.023	$1.089	$0.956	$0.778	$1.204	$1.167
Accumulation Unit Value at end of period	$1.670	$1.548	$1.579	$1.448	$1.107	$1.023	$1.089	$0.956	$0.778	$1.204
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	8	10	11	15	28	51	58	60
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.517	$1.550	$1.424	$1.091	$1.010	$1.077	$0.948	$0.773	$1.198	$1.165
Accumulation Unit Value at end of period	$1.633	$1.517	$1.550	$1.424	$1.091	$1.010	$1.077	$0.948	$0.773	$1.198
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	2	2	10
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.501	$1.536	$1.413	$1.083	$1.004	$1.072	$0.944	$0.770	$1.196	$1.163
Accumulation Unit Value at end of period	$1.614	$1.501	$1.536	$1.413	$1.083	$1.004	$1.072	$0.944	$0.770	$1.196
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	7	8	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.471	$1.507	$1.390	$1.067	$0.991	$1.060	$0.936	$0.765	$1.190	$1.160
Accumulation Unit Value at end of period	$1.579	$1.471	$1.507	$1.390	$1.067	$0.991	$1.060	$0.936	$0.765	$1.190
Number of Accumulation Units outstanding at end of period (in thousands)	74	81	97	103	137	162	246	293	333	495
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.471	$1.507	$1.390	$1.067	$0.991	$1.060	$0.936	$0.765	$1.190	$1.160
Accumulation Unit Value at end of period	$1.579	$1.471	$1.507	$1.390	$1.067	$0.991	$1.060	$0.936	$0.765	$1.190
Number of Accumulation Units outstanding at end of period (in thousands)	74	81	97	103	137	162	246	293	333	495
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.175	$19.704	$18.210	$14.018	$13.053	$14.000	$12.385	$10.151	$—	$—
Accumulation Unit Value at end of period	$20.530	$19.175	$19.704	$18.210	$14.018	$13.053	$14.000	$12.385	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.426	$1.466	$1.356	$1.044	$0.973	$1.044	$0.924	$0.758	$1.182	$1.156
Accumulation Unit Value at end of period	$1.526	$1.426	$1.466	$1.356	$1.044	$0.973	$1.044	$0.924	$0.758	$1.182
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.771	$19.347	$17.933	$13.847	$12.932	$13.913	$12.345	$10.149	$—	$—
Accumulation Unit Value at end of period	$20.038	$18.771	$19.347	$17.933	$13.847	$12.932	$13.913	$12.345	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

61

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Wells Fargo VT International Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.111	$1.103	$1.184	$1.003	$0.897	$1.045	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.129	$1.111	$1.103	$1.184	$1.003	$0.897	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	185	242	348	403	496	599	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.078	$1.073	$1.154	$0.980	$0.877	$1.024	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.093	$1.078	$1.073	$1.154	$0.980	$0.877	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	25	28	48	48	64	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.065	$1.061	$1.142	$0.971	$0.870	$1.017	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.079	$1.065	$1.061	$1.142	$0.971	$0.870	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	73	77	96	108	106	46	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.035	$1.034	$1.115	$0.949	$0.853	$0.998	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.047	$1.035	$1.034	$1.115	$0.949	$0.853	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	77	104	148	164	213	285	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.035	$1.034	$1.115	$0.949	$0.853	$0.998	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.047	$1.035	$1.034	$1.115	$0.949	$0.853	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	77	104	148	164	213	285	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.272	$14.284	$15.442	$13.181	$11.870	$13.935	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.394	$14.272	$14.284	$15.442	$13.181	$11.870	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	1	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.009	$1.010	$1.093	$0.933	$0.841	$0.988	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.017	$1.009	$1.010	$1.093	$0.933	$0.841	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	3	3	3	3	5	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.972	$14.025	$15.208	$13.020	$11.760	$13.847	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.049	$13.972	$14.025	$15.208	$13.020	$11.760	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

62

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Wells Fargo VT Omega Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.347	$1.347	$1.315	$0.953	$0.802	$0.861	$0.730	$0.515	$0.719	$0.653
Accumulation Unit Value at end of period	$1.336	$1.347	$1.347	$1.315	$0.953	$0.802	$0.861	$0.730	$0.515	$0.719
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	24	53	54	63	77	81	28	12
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.308	$1.310	$1.281	$0.930	$0.785	$0.844	$0.717	$0.507	$0.709	$0.645
Accumulation Unit Value at end of period	$1.294	$1.308	$1.310	$1.281	$0.930	$0.785	$0.844	$0.717	$0.507	$0.709
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	6	6	6	6	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.292	$1.296	$1.269	$0.922	$0.778	$0.838	$0.713	$0.505	$0.707	$0.643
Accumulation Unit Value at end of period	$1.277	$1.292	$1.296	$1.269	$0.922	$0.778	$0.838	$0.713	$0.505	$0.707
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.255	$1.262	$1.238	$0.901	$0.762	$0.823	$0.701	$0.497	$0.698	$0.636
Accumulation Unit Value at end of period	$1.239	$1.255	$1.262	$1.238	$0.901	$0.762	$0.823	$0.701	$0.497	$0.698
Number of Accumulation Units outstanding at end of period (in thousands)	24	30	85	109	62	68	67	83	42	39
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.255	$1.262	$1.238	$0.901	$0.762	$0.823	$0.701	$0.497	$0.698	$0.636
Accumulation Unit Value at end of period	$1.239	$1.255	$1.262	$1.238	$0.901	$0.762	$0.823	$0.701	$0.497	$0.698
Number of Accumulation Units outstanding at end of period (in thousands)	24	30	85	109	62	68	67	83	42	39
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.374	$26.571	$26.134	$19.081	$16.177	$17.499	$14.955	$10.634	$—	$—
Accumulation Unit Value at end of period	$25.959	$26.374	$26.571	$26.134	$19.081	$16.177	$17.499	$14.955	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.224	$1.234	$1.214	$0.887	$0.752	$0.814	$0.696	$0.495	$0.697	$0.637
Accumulation Unit Value at end of period	$1.204	$1.224	$1.234	$1.214	$0.887	$0.752	$0.814	$0.696	$0.495	$0.697
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.819	$26.090	$25.738	$18.848	$16.027	$17.389	$14.906	$10.631	$—	$—
Accumulation Unit Value at end of period	$25.336	$25.819	$26.090	$25.738	$18.848	$16.027	$17.389	$14.906	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

63

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Wells Fargo VT Opportunity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.030	$16.766	$15.389	$11.937	$10.474	$10.000	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.750	$16.030	$16.766	$15.389	$11.937	$10.474	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.891	$16.654	$15.317	$11.905	$10.467	$10.000	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.562	$15.891	$16.654	$15.317	$11.905	$10.467	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.822	$16.598	$15.281	$11.889	$10.464	$10.000	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.468	$15.822	$16.598	$15.281	$11.889	$10.464	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.685	$16.488	$15.210	$11.857	$10.456	$10.000	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.283	$15.685	$16.488	$15.210	$11.857	$10.456	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	4	6	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.685	$16.488	$15.210	$11.857	$10.456	$10.000	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.283	$15.685	$16.488	$15.210	$11.857	$10.456	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	4	6	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.516	$16.351	$15.121	$11.818	$10.448	$10.000	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.053	$15.516	$16.351	$15.121	$11.818	$10.448	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.482	$16.323	$15.103	$11.810	$10.446	$10.000	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.008	$15.482	$16.323	$15.103	$11.810	$10.446	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.315	$16.188	$15.015	$11.770	$10.437	$10.000	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.782	$15.315	$16.188	$15.015	$11.770	$10.437	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

64

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Wells Fargo VT Small Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.576	$18.343	$18.956	$12.793	$12.024	$12.773	$10.000	$—	$—	$—
Accumulation Unit Value at end of period	$18.699	$17.576	$18.343	$18.956	$12.793	$12.024	$12.773	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	20	28	30	42	52	63	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.385	$18.180	$18.825	$12.731	$11.989	$12.761	$10.000	$—	$—	$—
Accumulation Unit Value at end of period	$18.459	$17.385	$18.180	$18.825	$12.731	$11.989	$12.761	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	6	11	13	15	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.291	$18.099	$18.761	$12.700	$11.972	$12.755	$10.000	$—	$—	$—
Accumulation Unit Value at end of period	$18.340	$17.291	$18.099	$18.761	$12.700	$11.972	$12.755	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	9	10	9	12	13	15	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.103	$17.939	$18.632	$12.637	$11.937	$12.744	$10.000	$—	$—	$—
Accumulation Unit Value at end of period	$18.105	$17.103	$17.939	$18.632	$12.637	$11.937	$12.744	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	12	16	18	27	35	45	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.103	$17.939	$18.632	$12.637	$11.937	$12.744	$10.000	$—	$—	$—
Accumulation Unit Value at end of period	$18.105	$17.103	$17.939	$18.632	$12.637	$11.937	$12.744	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	12	16	18	27	35	45	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.872	$17.740	$18.472	$12.560	$11.894	$12.729	$10.000	$—	$—	$—
Accumulation Unit Value at end of period	$17.815	$16.872	$17.740	$18.472	$12.560	$11.894	$12.729	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	2	2	2	2	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.826	$17.701	$18.440	$12.545	$11.885	$12.727	$10.000	$—	$—	$—
Accumulation Unit Value at end of period	$17.758	$16.826	$17.701	$18.440	$12.545	$11.885	$12.727	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	4	5	6	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.598	$17.505	$18.281	$12.468	$11.842	$12.712	$10.000	$—	$—	$—
Accumulation Unit Value at end of period	$17.474	$16.598	$17.505	$18.281	$12.468	$11.842	$12.712	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	—	—	—

65

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Catalyst Dividend Capture VA Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.021	$2.119	$1.954	$1.655	$1.509	$1.432	$1.264	$1.027	$1.451	$1.570
Accumulation Unit Value at end of period	$2.128	$2.021	$2.119	$1.954	$1.655	$1.509	$1.432	$1.264	$1.027	$1.451
Number of Accumulation Units outstanding at end of period (in thousands)	79	93	172	201	212	240	291	311	375	423
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.968	$2.067	$1.911	$1.622	$1.481	$1.409	$1.246	$1.014	$1.435	$1.557
Accumulation Unit Value at end of period	$2.068	$1.968	$2.067	$1.911	$1.622	$1.481	$1.409	$1.246	$1.014	$1.435
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	6	—	1	4	22	23	23
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.782	$20.798	$19.242	$16.347	$14.947	$14.227	$12.595	$10.261	$14.541	$15.788
Accumulation Unit Value at end of period	$20.763	$19.782	$20.798	$19.242	$16.347	$14.947	$14.227	$12.595	$10.261	$14.541
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	9	7	4	2	2	2	2	2
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.279	$20.310	$18.827	$16.027	$14.684	$14.005	$12.423	$10.141	$14.400	$15.666
Accumulation Unit Value at end of period	$20.194	$19.279	$20.310	$18.827	$16.027	$14.684	$14.005	$12.423	$10.141	$14.400
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	9	16	20	24	33	46	51	60
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.279	$20.310	$18.827	$16.027	$14.684	$14.005	$12.423	$10.141	$14.400	$15.666
Accumulation Unit Value at end of period	$20.194	$19.279	$20.310	$18.827	$16.027	$14.684	$14.005	$12.423	$10.141	$14.400
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	9	16	20	24	33	46	51	60
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.810	$21.977	$20.424	$17.430	$16.008	$15.307	$13.612	$11.139	$—	$—
Accumulation Unit Value at end of period	$21.743	$20.810	$21.977	$20.424	$17.430	$16.008	$15.307	$13.612	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.515	$19.563	$18.190	$15.531	$14.272	$13.653	$12.147	$9.945	$14.164	$15.456
Accumulation Unit Value at end of period	$19.336	$18.515	$19.563	$18.190	$15.531	$14.272	$13.653	$12.147	$9.945	$14.164
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.372	$21.579	$20.114	$17.217	$15.861	$15.211	$13.568	$11.136	$—	$—
Accumulation Unit Value at end of period	$21.222	$20.372	$21.579	$20.114	$17.217	$15.861	$15.211	$13.568	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

66

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Catalyst Insider Buying VA Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.908	$2.088	$2.167	$1.669	$1.383	$1.418	$1.112	$0.850	$1.469	$1.340
Accumulation Unit Value at end of period	$2.084	$1.908	$2.088	$2.167	$1.669	$1.383	$1.418	$1.112	$0.850	$1.469
Number of Accumulation Units outstanding at end of period (in thousands)	85	97	299	292	370	499	607	642	683	609
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.865	$2.045	$2.126	$1.641	$1.362	$1.400	$1.100	$0.842	$1.459	$1.334
Accumulation Unit Value at end of period	$2.033	$1.865	$2.045	$2.126	$1.641	$1.362	$1.400	$1.100	$0.842	$1.459
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	—	—	1	1	15	15	16
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.843	$2.024	$2.106	$1.627	$1.352	$1.391	$1.094	$0.838	$1.454	$1.330
Accumulation Unit Value at end of period	$2.008	$1.843	$2.024	$2.106	$1.627	$1.352	$1.391	$1.094	$0.838	$1.454
Number of Accumulation Units outstanding at end of period (in thousands)	81	88	122	71	54	32	25	31	27	19
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.801	$1.982	$2.066	$1.600	$1.332	$1.373	$1.082	$0.831	$1.444	$1.324
Accumulation Unit Value at end of period	$1.958	$1.801	$1.982	$2.066	$1.600	$1.332	$1.373	$1.082	$0.831	$1.444
Number of Accumulation Units outstanding at end of period (in thousands)	68	71	105	177	214	273	376	528	556	691
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.801	$1.982	$2.066	$1.600	$1.332	$1.373	$1.082	$0.831	$1.444	$1.324
Accumulation Unit Value at end of period	$1.958	$1.801	$1.982	$2.066	$1.600	$1.332	$1.373	$1.082	$0.831	$1.444
Number of Accumulation Units outstanding at end of period (in thousands)	68	71	105	177	214	273	376	528	556	691
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.597	$24.921	$26.051	$20.216	$16.878	$17.438	$13.774	$10.606	$—	$—
Accumulation Unit Value at end of period	$24.501	$22.597	$24.921	$26.051	$20.216	$16.878	$17.438	$13.774	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	3	1	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.740	$1.920	$2.008	$1.559	$1.302	$1.346	$1.064	$0.820	$1.429	$1.314
Accumulation Unit Value at end of period	$1.886	$1.740	$1.920	$2.008	$1.559	$1.302	$1.346	$1.064	$0.820	$1.429
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.121	$24.470	$25.656	$19.970	$16.722	$17.329	$13.729	$10.603	$—	$—
Accumulation Unit Value at end of period	$23.913	$22.121	$24.470	$25.656	$19.970	$16.722	$17.329	$13.729	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

67

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Wells Fargo VT Discovery Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.896	$24.642	$24.951	$17.631	$15.216	$15.397	$11.542	$8.359	$15.265	$12.681
Accumulation Unit Value at end of period	$25.315	$23.896	$24.642	$24.951	$17.631	$15.216	$15.397	$11.542	$8.359	$15.265
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.396	$24.175	$24.527	$17.365	$15.017	$15.226	$11.437	$8.299	$15.187	$12.640
Accumulation Unit Value at end of period	$24.735	$23.396	$24.175	$24.527	$17.365	$15.017	$15.226	$11.437	$8.299	$15.187
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.150	$23.944	$24.317	$17.234	$14.919	$15.141	$11.385	$8.270	$15.147	$12.620
Accumulation Unit Value at end of period	$24.451	$23.150	$23.944	$24.317	$17.234	$14.919	$15.141	$11.385	$8.270	$15.147
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.665	$23.490	$23.903	$16.975	$14.723	$14.973	$11.281	$8.211	$15.069	$12.580
Accumulation Unit Value at end of period	$23.891	$22.665	$23.490	$23.903	$16.975	$14.723	$14.973	$11.281	$8.211	$15.069
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.665	$23.490	$23.903	$16.975	$14.723	$14.973	$11.281	$8.211	$15.069	$12.580
Accumulation Unit Value at end of period	$23.891	$22.665	$23.490	$23.903	$16.975	$14.723	$14.973	$11.281	$8.211	$15.069
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.686	$28.765	$29.345	$20.891	$18.166	$18.519	$13.988	$10.206	$—	$—
Accumulation Unit Value at end of period	$29.110	$27.686	$28.765	$29.345	$20.891	$18.166	$18.519	$13.988	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.957	$22.824	$23.296	$16.593	$14.435	$14.724	$11.127	$8.123	$14.953	$12.521
Accumulation Unit Value at end of period	$23.075	$21.957	$22.824	$23.296	$16.593	$14.435	$14.724	$11.127	$8.123	$14.953
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.103	$28.244	$28.900	$20.636	$17.998	$18.403	$13.942	$10.203	$—	$—
Accumulation Unit Value at end of period	$28.412	$27.103	$28.244	$28.900	$20.636	$17.998	$18.403	$13.942	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

68

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Wells Fargo VT Index Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.939	$1.946	$1.675	$1.423	$1.279	$1.220	$1.095	$0.963	$1.381	$1.304
Accumulation Unit Value at end of period	$2.055	$1.939	$1.946	$1.675	$1.423	$1.279	$1.220	$1.095	$0.963	$1.381
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.885	$1.895	$1.635	$1.391	$1.253	$1.198	$1.077	$0.950	$1.364	$1.291
Accumulation Unit Value at end of period	$1.993	$1.885	$1.895	$1.635	$1.391	$1.253	$1.198	$1.077	$0.950	$1.364
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.862	$1.874	$1.618	$1.378	$1.243	$1.190	$1.070	$0.945	$1.358	$1.287
Accumulation Unit Value at end of period	$1.967	$1.862	$1.874	$1.618	$1.378	$1.243	$1.190	$1.070	$0.945	$1.358
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.812	$1.828	$1.581	$1.350	$1.220	$1.170	$1.054	$0.933	$1.343	$1.275
Accumulation Unit Value at end of period	$1.911	$1.812	$1.828	$1.581	$1.350	$1.220	$1.170	$1.054	$0.933	$1.343
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.812	$1.828	$1.581	$1.350	$1.220	$1.170	$1.054	$0.933	$1.343	$1.275
Accumulation Unit Value at end of period	$1.911	$1.812	$1.828	$1.581	$1.350	$1.220	$1.170	$1.054	$0.933	$1.343
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.913	$20.135	$17.461	$14.942	$13.533	$13.011	$11.758	$10.426	$—	$—
Accumulation Unit Value at end of period	$20.943	$19.913	$20.135	$17.461	$14.942	$13.533	$13.011	$11.758	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.766	$1.787	$1.550	$1.327	$1.203	$1.157	$1.046	$0.928	$1.341	$1.277
Accumulation Unit Value at end of period	$1.857	$1.766	$1.787	$1.550	$1.327	$1.203	$1.157	$1.046	$0.928	$1.341
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.494	$19.771	$17.196	$14.760	$13.408	$12.930	$11.720	$10.423	$—	$—
Accumulation Unit Value at end of period	$20.440	$19.494	$19.771	$17.196	$14.760	$13.408	$12.930	$11.720	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

69

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Wells Fargo VT International Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.794	$12.770	$13.710	$11.656	$10.437	$12.177	$10.085	$—	$—	$—
Accumulation Unit Value at end of period	$13.005	$12.794	$12.770	$13.710	$11.656	$10.437	$12.177	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.653	$12.655	$13.614	$11.597	$10.405	$12.165	$10.083	$—	$—	$—
Accumulation Unit Value at end of period	$12.837	$12.653	$12.655	$13.614	$11.597	$10.405	$12.165	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$12.583	$12.598	$13.566	$11.568	$10.389	$12.158	$10.083	$—	$—	$—
Accumulation Unit Value at end of period	$12.753	$12.583	$12.598	$13.566	$11.568	$10.389	$12.158	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.445	$12.485	$13.471	$11.510	$10.358	$12.145	$10.081	$—	$—	$—
Accumulation Unit Value at end of period	$12.588	$12.445	$12.485	$13.471	$11.510	$10.358	$12.145	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.445	$12.485	$13.471	$11.510	$10.358	$12.145	$10.081	$—	$—	$—
Accumulation Unit Value at end of period	$12.588	$12.445	$12.485	$13.471	$11.510	$10.358	$12.145	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.275	$12.344	$13.353	$11.437	$10.318	$12.130	$10.080	$—	$—	$—
Accumulation Unit Value at end of period	$12.385	$12.275	$12.344	$13.353	$11.437	$10.318	$12.130	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.241	$12.316	$13.329	$11.423	$10.310	$12.126	$10.079	$—	$—	$—
Accumulation Unit Value at end of period	$12.344	$12.241	$12.316	$13.329	$11.423	$10.310	$12.126	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.073	$12.178	$13.212	$11.351	$10.271	$12.111	$10.078	$—	$—	$—
Accumulation Unit Value at end of period	$12.145	$12.073	$12.178	$13.212	$11.351	$10.271	$12.111	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

70

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Wells Fargo VT Omega Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.474	$19.525	$19.102	$13.876	$11.711	$12.598	$10.000	$—	$—	$—
Accumulation Unit Value at end of period	$19.264	$19.474	$19.525	$19.102	$13.876	$11.711	$12.598	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.262	$19.352	$18.971	$13.808	$11.677	$12.587	$10.000	$—	$—	$—
Accumulation Unit Value at end of period	$19.017	$19.262	$19.352	$18.971	$13.808	$11.677	$12.587	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.158	$19.266	$18.905	$13.774	$11.660	$12.581	$10.000	$—	$—	$—
Accumulation Unit Value at end of period	$18.894	$19.158	$19.266	$18.905	$13.774	$11.660	$12.581	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.950	$19.096	$18.775	$13.707	$11.627	$12.570	$10.000	$—	$—	$—
Accumulation Unit Value at end of period	$18.652	$18.950	$19.096	$18.775	$13.707	$11.627	$12.570	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.950	$19.096	$18.775	$13.707	$11.627	$12.570	$10.000	$—	$—	$—
Accumulation Unit Value at end of period	$18.652	$18.950	$19.096	$18.775	$13.707	$11.627	$12.570	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.694	$18.884	$18.614	$13.623	$11.584	$12.556	$10.000	$—	$—	$—
Accumulation Unit Value at end of period	$18.354	$18.694	$18.884	$18.614	$13.623	$11.584	$12.556	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.643	$18.842	$18.582	$13.606	$11.576	$12.553	$10.000	$—	$—	$—
Accumulation Unit Value at end of period	$18.295	$18.643	$18.842	$18.582	$13.606	$11.576	$12.553	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.390	$18.634	$18.422	$13.523	$11.534	$12.539	$10.000	$—	$—	$—
Accumulation Unit Value at end of period	$18.002	$18.390	$18.634	$18.422	$13.523	$11.534	$12.539	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

71

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Wells Fargo VT Opportunity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.475	$19.371	$17.825	$13.860	$12.191	$13.111	$10.765	$7.404	$12.560	$11.969
Accumulation Unit Value at end of period	$20.405	$18.475	$19.371	$17.825	$13.860	$12.191	$13.111	$10.765	$7.404	$12.560
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.088	$19.003	$17.521	$13.651	$12.032	$12.966	$10.667	$7.351	$12.495	$11.931
Accumulation Unit Value at end of period	$19.938	$18.088	$19.003	$17.521	$13.651	$12.032	$12.966	$10.667	$7.351	$12.495
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.898	$18.822	$17.372	$13.548	$11.953	$12.894	$10.618	$7.325	$12.463	$11.912
Accumulation Unit Value at end of period	$19.708	$17.898	$18.822	$17.372	$13.548	$11.953	$12.894	$10.618	$7.325	$12.463
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.523	$18.464	$17.076	$13.344	$11.796	$12.750	$10.521	$7.273	$12.399	$11.874
Accumulation Unit Value at end of period	$19.257	$17.523	$18.464	$17.076	$13.344	$11.796	$12.750	$10.521	$7.273	$12.399
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.523	$18.464	$17.076	$13.344	$11.796	$12.750	$10.521	$7.273	$12.399	$11.874
Accumulation Unit Value at end of period	$19.257	$17.523	$18.464	$17.076	$13.344	$11.796	$12.750	$10.521	$7.273	$12.399
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.493	$25.873	$23.988	$18.792	$16.654	$18.046	$14.929	$10.345	$—	$—
Accumulation Unit Value at end of period	$26.849	$24.493	$25.873	$23.988	$18.792	$16.654	$18.046	$14.929	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.975	$17.941	$16.642	$13.044	$11.565	$12.538	$10.378	$7.195	$12.303	$11.818
Accumulation Unit Value at end of period	$18.599	$16.975	$17.941	$16.642	$13.044	$11.565	$12.538	$10.378	$7.195	$12.303
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.977	$25.405	$23.624	$18.563	$16.500	$17.933	$14.880	$10.342	$—	$—
Accumulation Unit Value at end of period	$26.206	$23.977	$25.405	$23.624	$18.563	$16.500	$17.933	$14.880	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

72

Sub-Account	As of December 31,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Wells Fargo VT Small Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.288	$2.394	$2.479	$1.677	$1.580	$1.682	$1.348	$0.898	$1.557	$1.390
Accumulation Unit Value at end of period	$2.426	$2.288	$2.394	$2.479	$1.677	$1.580	$1.682	$1.348	$0.898	$1.557
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.224	$2.332	$2.420	$1.640	$1.548	$1.652	$1.327	$0.885	$1.538	$1.376
Accumulation Unit Value at end of period	$2.354	$2.224	$2.332	$2.420	$1.640	$1.548	$1.652	$1.327	$0.885	$1.538
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.197	$2.306	$2.395	$1.625	$1.535	$1.640	$1.318	$0.880	$1.531	$1.371
Accumulation Unit Value at end of period	$2.323	$2.197	$2.306	$2.395	$1.625	$1.535	$1.640	$1.318	$0.880	$1.531
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.139	$2.249	$2.341	$1.591	$1.506	$1.612	$1.299	$0.869	$1.515	$1.359
Accumulation Unit Value at end of period	$2.257	$2.139	$2.249	$2.341	$1.591	$1.506	$1.612	$1.299	$0.869	$1.515
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	2	2	2	2	3	2
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.139	$2.249	$2.341	$1.591	$1.506	$1.612	$1.299	$0.869	$1.515	$1.359
Accumulation Unit Value at end of period	$2.257	$2.139	$2.249	$2.341	$1.591	$1.506	$1.612	$1.299	$0.869	$1.515
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	2	2	2	2	3	2
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.079	$27.492	$28.684	$19.546	$18.551	$19.907	$16.076	$10.782	$—	$—
Accumulation Unit Value at end of period	$27.447	$26.079	$27.492	$28.684	$19.546	$18.551	$19.907	$16.076	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.084	$2.198	$2.295	$1.564	$1.486	$1.595	$1.289	$0.865	$1.512	$1.361
Accumulation Unit Value at end of period	$2.192	$2.084	$2.198	$2.295	$1.564	$1.486	$1.595	$1.289	$0.865	$1.512
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.530	$26.994	$28.249	$19.308	$18.380	$19.783	$16.024	$10.779	$—	$—
Accumulation Unit Value at end of period	$26.789	$25.530	$26.994	$28.249	$19.308	$18.380	$19.783	$16.024	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

SA-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To The Contract Owners of Hartford Life Insurance Company Separate Account Three and the Board of Directors of Hartford Life Insurance Company
We have audited the accompanying statements of assets and liabilities as of December 31, 2016, and the related statements of operations for each of the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended for each of the following individual Sub-Accounts comprising Hartford Life Insurance Company Separate Account Three (the “Account”):

AB VPS Balanced Wealth Strategy Portfolio	MFS® Investors Trust Fund
AB VPS International Value Portfolio	MFS® Total Return Fund
AB VPS Small/Mid Cap Value Portfolio	MFS® Value Fund
AB VPS Value Portfolio	Invesco V.I. Equity and Income Fund
AB VPS International Growth Portfolio	UIF Core Plus Fixed Income Portfolio
Invesco V.I. Government Securities Fund	UIF Emerging Markets Debt Portfolio
Invesco V.I. High Yield Fund	UIF Emerging Markets Equity Portfolio
Invesco V.I. International Growth Fund	UIF Growth Portfolio
Invesco V.I. Diversified Dividend Fund	UIF Mid Cap Growth Portfolio
Invesco V.I. Government Money Market Fund (Formerly	Invesco V.I. American Value Fund
Invesco V.I. Money Market Fund)	Morgan Stanley Mid Cap Growth Portfolio
American Funds Global Growth Fund	Morgan Stanley Money Market Portfolio
American Funds Growth Fund	Invesco V.I. Equally-Weighted S&P 500 Fund
American Funds Growth-Income Fund	UIF Small Company Growth Portfolio
American Funds International Fund	UIF Global Franchise Portfolio
American Funds Global Small Capitalization Fund	Oppenheimer Discovery Mid Cap Growth Fund/VA
Wells Fargo VT Omega Growth Fund	Oppenheimer Capital Appreciation Fund/VA
Fidelity® VIP Equity-Income Portfolio	Oppenheimer Global Fund/VA
Fidelity® VIP Growth Portfolio	Oppenheimer Main Street Fund®/VA
Fidelity® VIP Contrafund® Portfolio	Oppenheimer Main Street Small Cap Fund/VA
Fidelity® VIP Mid Cap Portfolio	Putnam VT Diversified Income Fund
Fidelity® VIP Value Strategies Portfolio	Putnam VT Global Asset Allocation Fund
Fidelity® VIP Dynamic Capital Appreciation Portfolio	Putnam VT Growth and Income Fund
Franklin Income VIP Fund	Putnam VT Growth Opportunities Fund (Merged with
Franklin Small-Mid Cap Growth VIP Fund	Putnam VT Voyager Fund)
Franklin Small Cap Value VIP Fund	Putnam VT International Value Fund
Franklin Strategic Income VIP Fund	Putnam VT International Equity Fund
Franklin Mutual Shares VIP Fund	Putnam VT Investors Fund
Templeton Developing Markets VIP Fund	Putnam VT Multi-Cap Growth Fund
Templeton Growth VIP Fund	Putnam VT Small Cap Value Fund
Templeton Global Bond VIP Fund	Putnam VT George Putnam Balanced Fund
Hartford Balanced HLS Fund	Putnam VT Equity Income Fund
Hartford Total Return Bond HLS Fund	Pioneer Fund VCT Portfolio
Hartford Capital Appreciation HLS Fund	Invesco V.I. Growth and Income Fund
Hartford Dividend and Growth HLS Fund	Invesco V.I. Comstock Fund
Hartford Global Growth HLS Fund	Invesco V.I. American Franchise Fund
Hartford Disciplined Equity HLS Fund	Invesco V.I. Mid Cap Growth Fund
Hartford Growth Opportunities HLS Fund	Wells Fargo VT Intrinsic Value Fund
Hartford High Yield HLS Fund	Wells Fargo VT International Equity Fund
Hartford International Opportunities HLS Fund	Wells Fargo VT Small Cap Growth Fund
Hartford Small/Mid Cap Equity HLS Fund	Wells Fargo VT Small Cap Value Fund
Hartford MidCap Value HLS Fund	Wells Fargo VT Opportunity Fund
Hartford Ultrashort Bond HLS Fund	UIF Global Infrastructure Portfolio
Hartford Small Company HLS Fund	HIMCO VIT Index Fund
Hartford SmallCap Growth HLS Fund	HIMCO VIT American Funds Bond Fund
Hartford Stock HLS Fund	HIMCO VIT American Funds Global Small
Hartford U.S. Government Securities HLS Fund	Capitalization Fund
Hartford Value HLS Fund	HIMCO VIT American Funds Growth Fund
Catalyst Dividend Capture VA Fund (Formerly	HIMCO VIT American Funds International Fund
Huntington VA Dividend Capture Fund)	MFS® Core Equity Portfolio (Merged with MFS®
Catalyst Insider Buying VA Fund (Formerly	Core Equity Fund)
Huntington VA Situs Fund)	MFS® Massachusetts Investors Growth Stock Portfolio
Lord Abbett Fundamental Equity Fund	(Merged with MFS® Investors Growth Stock Fund)
Lord Abbett Calibrated Dividend Growth Fund	Sterling Capital Equity Income VIF
Lord Abbett Bond Debenture Fund	Sterling Capital Special Opportunities VIF
Lord Abbett Growth and Income Fund	Sterling Capital Total Return Bond VIF
Lord Abbett Classic Stock Fund	Huntington VA International Equity Fund
MFS® Growth Fund
These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over Financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2016, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts above as of December 31, 2016, the results of their operations for each of the periods then ended, the changes in their net assets for each of the periods in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Hartford, CT
April 20, 2017

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities
December 31, 2016

	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	13,522,592	29,656,519	10,421,284	18,221,328	1,550,746	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	355,217	—	5,883,451	16,281,962
class S2	—	—	—	—	—	195,372	—	4,953	908,053	702,550
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	13,522,592	29,656,519	10,421,284	18,221,328	1,550,746	195,372	355,217	4,953	6,791,504	16,984,512
Receivable for fund shares sold	1,248	50,492	3,280	31,954	644	264	33	—	585	2,548
Other assets	—	2	1	3	—	—	—	—	3	2
Total assets	13,523,840	29,707,013	10,424,565	18,253,285	1,551,390	195,636	355,250	4,953	6,792,092	16,987,062
Liabilities:
Due to Sponsor Company	1,248	50,492	3,280	31,954	644	264	33	—	585	2,548
Other liabilities	—	—	—	—	1	—	—	—	—	—
Total liabilities	1,248	50,492	3,280	31,954	645	264	33	—	585	2,548
Net assets:
For contract liabilities	$13,522,592	$29,656,521	$10,421,285	$18,221,331	$1,550,745	$195,372	$355,217	$4,953	$6,791,507	$16,984,514

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	13,522,592	29,656,521	10,421,285	18,221,331	1,550,745	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	355,217	—	5,883,452	16,281,965
class S2	—	—	—	—	—	195,372	—	4,953	908,055	702,549
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$13,522,592	$29,656,521	$10,421,285	$18,221,331	$1,550,745	$195,372	$355,217	$4,953	$6,791,507	$16,984,514

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	1,297,754	2,253,535	517,956	1,186,284	90,740	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	65,781	—	223,027	16,281,962
class S2	—	—	—	—	—	17,244	—	153	34,619	702,550
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	1,297,754	2,253,535	517,956	1,186,284	90,740	17,244	65,781	153	257,646	16,984,512

Cost	$15,485,404	$39,990,949	$9,782,496	$16,073,795	$1,726,162	$201,160	$350,871	$4,023	$4,197,833	$16,984,512

Deferred contracts in the accumulation period:
Units owned by participants #	894,159	3,135,516	445,246	1,284,316	211,153	17,813	28,878	446	352,649	1,769,021
Minimum unit fair value #*	$13.482169	$5.747922	$20.556207	$12.506685	$6.647312	$9.603736	$11.458239	$11.100574	$17.162822	$9.105369
Maximum unit fair value #*	$17.514374	$13.378121	$31.215525	$20.463642	$13.865710	$10.176426	$12.534333	$11.100574	$18.721996	$9.899800
Contract liability	$13,445,191	$29,557,833	$10,411,074	$18,121,418	$1,550,745	$176,041	$353,699	$4,953	$6,531,456	$16,865,601

Contracts in payout (annuitization) period:
Units owned by participants #	4,951	10,341	435	7,074	—	1,922	122	—	13,971	12,051
Minimum unit fair value #*	$15.632235	$9.275518	$22.597731	$13.749055	$—	$10.059221	$12.461974	$—	$18.613882	$9.455097
Maximum unit fair value #*	$15.632235	$9.783112	$23.975340	$14.587451	$—	$10.059221	$12.461974	$—	$18.613882	$9.891414
Contract liability	$77,401	$98,688	$10,211	$99,913	$—	$19,331	$1,518	$—	$260,051	$118,913

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$173,234	$—	$—	$—	$—
class 2	1,542,712	9,667,520	7,161,110	2,682,023	731,001	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	27,722,093	10,635,597	127,918,113	35,490,992
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	1,542,712	9,667,520	7,161,110	2,682,023	731,001	173,234	27,722,093	10,635,597	127,918,113	35,490,992
Receivable for fund shares sold	315	53,289	1,772	12,232	4,128	14	32,879	16,082	51,248	15,648
Other assets	—	—	—	1	1	2	—	—	—	—
Total assets	1,543,027	9,720,809	7,162,882	2,694,256	735,130	173,250	27,754,972	10,651,679	127,969,361	35,506,640
Liabilities:
Due to Sponsor Company	315	53,289	1,772	12,232	4,128	14	32,879	16,082	51,248	15,648
Other liabilities	2	1	—	—	—	—	2	2	—	2
Total liabilities	317	53,290	1,772	12,232	4,128	14	32,881	16,084	51,248	15,650
Net assets:
For contract liabilities	$1,542,710	$9,667,519	$7,161,110	$2,682,024	$731,002	$173,236	$27,722,091	$10,635,595	$127,918,113	$35,490,990

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$173,236	$—	$—	$—	$—
class 2	1,542,710	9,667,519	7,161,110	2,682,024	731,002	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	27,722,091	10,635,595	127,918,113	35,490,990
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$1,542,710	$9,667,519	$7,161,110	$2,682,024	$731,002	$173,236	$27,722,091	$10,635,595	$127,918,113	$35,490,990

Shares:
class 1	—	—	—	—	—	7,803	—	—	—	—
class 2	64,684	144,464	162,753	160,025	37,069	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	1,291,803	181,992	3,942,007	1,074,508
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	64,684	144,464	162,753	160,025	37,069	7,803	1,291,803	181,992	3,942,007	1,074,508

Cost	$1,415,417	$8,594,623	$6,373,389	$2,735,878	$658,273	$186,664	$29,646,973	$7,988,560	$122,880,947	$34,941,641

Deferred contracts in the accumulation period:
Units owned by participants #	81,735	538,535	334,231	239,024	33,384	98,955	1,624,820	550,546	6,217,076	1,634,592
Minimum unit fair value #*	$14.685007	$2.376330	$19.210216	$1.984441	$16.063606	$1.238779	$15.025121	$16.961205	$18.190669	$16.335695
Maximum unit fair value #*	$24.670049	$25.983760	$23.612623	$18.086392	$26.365064	$25.958863	$23.629464	$24.859367	$24.236253	$27.121828
Contract liability	$1,532,221	$9,579,914	$7,084,003	$2,626,933	$711,147	$173,236	$27,565,769	$10,467,376	$127,441,310	$35,343,588

Contracts in payout (annuitization) period:
Units owned by participants #	608	3,690	3,528	3,413	763	—	9,161	8,563	22,602	6,743
Minimum unit fair value #*	$17.244193	$22.851374	$21.001923	$12.373879	$25.538630	$—	$16.518011	$18.646188	$19.997758	$21.232323
Maximum unit fair value #*	$17.244193	$24.384694	$22.410950	$18.086392	$26.365064	$—	$17.525427	$19.666475	$21.217319	$22.527118
Contract liability	$10,489	$87,605	$77,107	$55,091	$19,855	$—	$156,322	$168,219	$476,803	$147,402

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Income VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$3,066,485	$—	$411,732	$—	$—
class 2	—	—	—	1,073,101	—	—	3,361,169	—	699,922	—
class 4	—	—	45,499	—	2,824	—	53,159	—	44,252	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	18,807,234
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	4,112,887	1,945,907	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	4,112,887	1,945,907	45,499	1,073,101	2,824	3,066,485	3,414,328	411,732	744,174	18,807,234
Receivable for fund shares sold	2,948	152	2	111	—	128,878	8,914	42	70	1,460
Other assets	—	—	—	—	—	—	—	1	—	—
Total assets	4,115,835	1,946,059	45,501	1,073,212	2,824	3,195,363	3,423,242	411,775	744,244	18,808,694
Liabilities:
Due to Sponsor Company	2,948	152	2	111	—	128,878	8,914	42	70	1,460
Other liabilities	—	—	—	3	1	2	2	—	1	1
Total liabilities	2,948	152	2	114	1	128,880	8,916	42	71	1,461
Net assets:
For contract liabilities	$4,112,887	$1,945,907	$45,499	$1,073,098	$2,823	$3,066,483	$3,414,326	$411,733	$744,173	$18,807,233

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$3,066,483	$—	$411,733	$—	$—
class 2	—	—	—	1,073,098	—	—	3,361,167	—	699,922	—
class 4	—	—	45,499	—	2,823	—	53,159	—	44,251	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	18,807,233
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	4,112,887	1,945,907	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$4,112,887	$1,945,907	$45,499	$1,073,098	$2,823	$3,066,483	$3,414,326	$411,733	$744,173	$18,807,233

Shares:
class 1	—	—	—	—	—	278,518	—	55,490	—	—
class 2	—	—	—	65,956	—	—	167,389	—	51,089	—
class 4	—	—	2,896	—	143	—	2,628	—	3,200	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	684,896
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	259,325	159,109	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	259,325	159,109	2,896	65,956	143	278,518	170,017	55,490	54,289	684,896

Cost	$2,914,806	$1,718,793	$41,985	$1,309,396	$2,233	$3,255,164	$2,779,531	$448,436	$636,562	$16,081,457

Deferred contracts in the accumulation period:
Units owned by participants #	229,026	127,948	3,068	82,627	141	157,228	183,050	22,841	48,270	8,289,494
Minimum unit fair value #*	$15.819435	$13.603588	$14.828205	$1.939208	$20.070494	$2.127290	$2.053904	$14.344895	$12.051030	$1.570561
Maximum unit fair value #*	$30.328403	$26.745745	$14.828205	$23.665720	$20.070494	$22.997635	$23.803598	$19.364380	$16.943559	$20.470609
Contract liability	$4,090,086	$1,945,907	$45,499	$1,065,257	$2,823	$3,027,166	$3,398,363	$405,059	$744,173	$18,735,678

Contracts in payout (annuitization) period:
Units owned by participants #	1,236	—	—	357	—	1,724	716	361	—	36,261
Minimum unit fair value #*	$18.452319	$—	$—	$21.942452	$—	$21.780468	$22.307046	$18.511139	$—	$1.741743
Maximum unit fair value #*	$18.452319	$—	$—	$21.942452	$—	$22.997635	$22.307046	$18.511139	$—	$7.492092
Contract liability	$22,801	$—	$—	$7,841	$—	$39,317	$15,963	$6,674	$—	$71,555

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap Value HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	175,829,063	23,397,971	126,713,337	3,848,596	63,385,567	28,350,273	16,060,427	36,112,935	2,471,267	2,581,165
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	175,829,063	23,397,971	126,713,337	3,848,596	63,385,567	28,350,273	16,060,427	36,112,935	2,471,267	2,581,165
Receivable for fund shares sold	82,457	15,644	47,220	444	143,536	3,108	17,647	36,335	236	207
Other assets	5	2	—	—	—	2	3	8	1	—
Total assets	175,911,525	23,413,617	126,760,557	3,849,040	63,529,103	28,353,383	16,078,077	36,149,278	2,471,504	2,581,372
Liabilities:
Due to Sponsor Company	82,457	15,644	47,220	444	143,536	3,108	17,647	36,335	236	207
Other liabilities	—	—	14	1	2	—	—	—	—	2
Total liabilities	82,457	15,644	47,234	445	143,538	3,108	17,647	36,335	236	209
Net assets:
For contract liabilities	$175,829,068	$23,397,973	$126,713,323	$3,848,595	$63,385,565	$28,350,275	$16,060,430	$36,112,943	$2,471,268	$2,581,163

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	175,829,068	23,397,973	126,713,323	3,848,595	63,385,565	28,350,275	16,060,430	36,112,943	2,471,268	2,581,163
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$175,829,068	$23,397,973	$126,713,323	$3,848,595	$63,385,565	$28,350,275	$16,060,430	$36,112,943	$2,471,268	$2,581,163

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	15,854,740	556,432	5,733,635	173,830	4,432,557	950,395	1,980,324	2,553,956	307,754	215,097
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	15,854,740	556,432	5,733,635	173,830	4,432,557	950,395	1,980,324	2,553,956	307,754	215,097

Cost	$181,149,353	$23,856,438	$132,352,756	$3,801,190	$63,631,818	$32,808,113	$16,896,866	$35,439,276	$2,578,819	$2,776,729

Deferred contracts in the accumulation period:
Units owned by participants #	73,872,550	1,246,993	38,897,230	1,342,011	25,131,828	8,418,235	6,248,736	18,968,245	152,798	123,552
Minimum unit fair value #*	$1.687759	$15.296802	$2.377677	$1.717982	$1.876904	$2.577455	$2.034584	$1.515243	$14.713660	$19.658737
Maximum unit fair value #*	$16.594140	$24.789025	$23.842632	$24.695044	$26.579485	$28.401715	$21.747516	$17.084719	$29.597488	$21.328292
Contract liability	$175,222,292	$23,345,457	$126,146,154	$3,848,595	$63,137,792	$28,297,247	$15,860,160	$36,048,847	$2,468,228	$2,581,163

Contracts in payout (annuitization) period:
Units owned by participants #	266,122	2,758	181,258	—	108,475	17,905	86,112	31,972	197	—
Minimum unit fair value #*	$1.820120	$18.394102	$2.636786	$—	$2.158617	$2.855115	$2.272406	$1.717961	$15.412656	$—
Maximum unit fair value #*	$4.036697	$19.089980	$6.543557	$—	$2.452195	$3.072423	$2.339791	$3.003419	$15.412656	$—
Contract liability	$606,776	$52,516	$567,169	$—	$247,773	$53,028	$200,270	$64,096	$3,040	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Catalyst Dividend Capture VA Fund	Catalyst Insider Buying VA Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	16,430,227	12,293,187	9,207,402	8,790,817	46,402,769	27,109,106	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	7,956,864	4,984,006
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	1,748,477	1,904,528	—	—
Total investments	16,430,227	12,293,187	9,207,402	8,790,817	46,402,769	27,109,106	1,748,477	1,904,528	7,956,864	4,984,006
Receivable for fund shares sold	5,214	3,012	18,930	1,513	16,438	8,138	393	299	1,234	8,309
Other assets	—	—	—	2	—	—	1	2	—	1
Total assets	16,435,441	12,296,199	9,226,332	8,792,332	46,419,207	27,117,244	1,748,871	1,904,829	7,958,098	4,992,316
Liabilities:
Due to Sponsor Company	5,214	3,012	18,930	1,513	16,438	8,138	393	299	1,234	8,309
Other liabilities	4	4	—	—	4	3	—	—	1	—
Total liabilities	5,218	3,016	18,930	1,513	16,442	8,141	393	299	1,235	8,309
Net assets:
For contract liabilities	$16,430,223	$12,293,183	$9,207,402	$8,790,819	$46,402,765	$27,109,103	$1,748,478	$1,904,530	$7,956,863	$4,984,007

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	16,430,223	12,293,183	9,207,402	8,790,819	46,402,765	27,109,103	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	7,956,863	4,984,007
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	1,748,478	1,904,530	—	—
Total contract liabilities	$16,430,223	$12,293,183	$9,207,402	$8,790,819	$46,402,765	$27,109,103	$1,748,478	$1,904,530	$7,956,863	$4,984,007

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	1,636,477	760,717	343,945	130,138	4,505,123	1,775,318	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	434,801	344,437
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	141,006	141,076	—	—
Total shares	1,636,477	760,717	343,945	130,138	4,505,123	1,775,318	141,006	141,076	434,801	344,437

Cost	$16,379,723	$14,968,831	$8,765,866	$7,074,237	$48,629,469	$22,874,403	$1,747,176	$2,391,525	$8,023,881	$5,139,037

Deferred contracts in the accumulation period:
Units owned by participants #	13,791,495	4,362,585	2,919,810	4,021,286	37,455,698	11,708,101	679,273	886,339	388,927	255,208
Minimum unit fair value #*	$0.861814	$1.912938	$2.483032	$1.542152	$1.064601	$1.943166	$2.023834	$1.958074	$18.060383	$17.428223
Maximum unit fair value #*	$8.478168	$22.774654	$33.683112	$25.565713	$10.230471	$22.898999	$21.742913	$24.500954	$23.754781	$22.405651
Contract liability	$16,339,345	$12,263,150	$9,183,856	$8,772,642	$46,216,646	$26,927,237	$1,748,424	$1,904,504	$7,944,940	$4,957,422

Contracts in payout (annuitization) period:
Units owned by participants #	78,328	12,140	8,162	10,544	152,338	80,890	24	12	569	1,389
Minimum unit fair value #*	$1.105757	$2.473908	$2.770830	$1.723928	$1.179292	$2.151491	$2.275229	$2.204971	$20.940327	$19.046168
Maximum unit fair value #*	$1.802060	$2.473908	$2.960039	$1.723928	$1.269038	$2.326810	$2.275229	$2.204971	$20.940327	$19.159190
Contract liability	$90,878	$30,033	$23,546	$18,177	$186,119	$181,866	$54	$26	$11,923	$26,585

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	Lord Abbett Classic Stock Fund	MFS® Growth Fund	MFS® Investors Trust Fund	MFS® Total Return Fund	MFS® Value Fund	Invesco V.I. Equity and Income Fund	UIF Core Plus Fixed Income Portfolio	UIF Emerging Markets Debt Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	2,553,330	305,964
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	287,886	—
class INIT	—	—	—	403,348	468,973	3,542,124	—	—	—	—
class S1	—	—	—	—	—	—	—	865,882	—	—
class S2	—	—	—	—	—	—	—	641,652	—	—
class SRV	—	—	—	—	—	—	9,376	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	20,595,357	46,731,687	2,646,047	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	20,595,357	46,731,687	2,646,047	403,348	468,973	3,542,124	9,376	1,507,534	2,841,216	305,964
Receivable for fund shares sold	13,535	9,642	743	40	149	524	1	126	1,083	29
Other assets	—	—	—	—	—	1	—	1	—	1
Total assets	20,608,892	46,741,329	2,646,790	403,388	469,122	3,542,649	9,377	1,507,661	2,842,299	305,994
Liabilities:
Due to Sponsor Company	13,535	9,642	743	40	149	524	1	126	1,083	29
Other liabilities	—	—	1	—	2	—	—	—	—	—
Total liabilities	13,535	9,642	744	40	151	524	1	126	1,083	29
Net assets:
For contract liabilities	$20,595,357	$46,731,687	$2,646,046	$403,348	$468,971	$3,542,125	$9,376	1,507,535	$2,841,216	$305,965

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	2,553,330	305,965
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	287,886	—
class INIT	—	—	—	403,348	468,971	3,542,125	—	—	—	—
class S1	—	—	—	—	—	—	—	865,883	—	—
class S2	—	—	—	—	—	—	—	641,652	—	—
class SRV	—	—	—	—	—	—	9,376	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	20,595,357	46,731,687	2,646,046	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$20,595,357	$46,731,687	$2,646,046	$403,348	$468,971	$3,542,125	$9,376	$1,507,535	$2,841,216	$305,965

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	239,300	39,277
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	27,057	—
class INIT	—	—	—	10,406	18,341	152,809	—	—	—	—
class S1	—	—	—	—	—	—	—	48,754	—	—
class S2	—	—	—	—	—	—	—	36,293	—	—
class SRV	—	—	—	—	—	—	504	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	1,724,904	1,272,649	211,515	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	1,724,904	1,272,649	211,515	10,406	18,341	152,809	504	85,047	266,357	39,277

Cost	$20,627,482	$37,754,036	$2,657,034	$360,486	$414,159	$3,083,127	$6,612	1,294,332	$2,816,282	$315,075

Deferred contracts in the accumulation period:
Units owned by participants #	1,151,084	2,825,841	143,286	34,406	37,718	184,661	526	83,016	190,064	18,001
Minimum unit fair value #*	$16.042632	$14.675748	$16.499069	$9.994346	$2.077782	$1.899942	$17.809378	$15.430443	$1.524861	$2.500603
Maximum unit fair value #*	$20.592115	$21.218034	$20.302197	$17.269201	$21.850980	$21.027319	$17.809378	$23.799033	$17.796005	$30.929469
Contract liability	$20,591,204	$46,681,339	$2,640,379	$403,348	$462,654	$3,485,617	$9,376	$1,492,422	$2,745,733	$305,965

Contracts in payout (annuitization) period:
Units owned by participants #	228	2,972	295	—	384	2,713	—	979	5,365	—
Minimum unit fair value #*	$17.635875	$16.038383	$19.200682	$—	$16.452826	$19.705414	$—	$15.430443	$17.796005	$—
Maximum unit fair value #*	$18.600578	$17.016237	$19.200682	$—	$16.452826	$21.027319	$—	$15.430443	$17.796005	$—
Contract liability	$4,153	$50,348	$5,667	$—	$6,317	$56,508	$—	$15,113	$95,483	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	UIF Emerging Markets Equity Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	Invesco V.I. Equally-Weighted S&P 500 Fund	UIF Small Company Growth Portfolio	UIF Global Franchise Portfolio	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	315,456	6,601,372	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	5,498,456	1,585,985	3,570,351	—	—	—	136,100	415,284	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	1,422,483	—	3,212,191	—	—	—	—
class S2	—	—	—	3,958,556	—	2,413,716	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	1,669,213	16,342,026
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	1,059,020	—	—	—	—	—
class Y	—	—	—	—	146,160	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	5,813,912	8,187,357	3,570,351	5,381,039	1,205,180	5,625,907	136,100	415,284	1,669,213	16,342,026
Receivable for fund shares sold	515	1,409	316	10,096	94	11,394	15	43	182	17,362
Other assets	5	1	—	—	—	—	—	—	—	—
Total assets	5,814,432	8,188,767	3,570,667	5,391,135	1,205,274	5,637,301	136,115	415,327	1,669,395	16,359,388
Liabilities:
Due to Sponsor Company	515	1,409	316	10,096	94	11,394	15	43	182	17,362
Other liabilities	—	—	1	2	2	1	—	—	4	1
Total liabilities	515	1,409	317	10,098	96	11,395	15	43	186	17,363
Net assets:
For contract liabilities	$5,813,917	$8,187,358	$3,570,350	$5,381,037	$1,205,178	$5,625,906	$136,100	$415,284	$1,669,209	$16,342,025

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	315,458	6,601,372	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	5,498,459	1,585,986	3,570,350	—	—	—	136,100	415,284	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	1,422,482	—	3,212,190	—	—	—	—
class S2	—	—	—	3,958,555	—	2,413,716	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	1,669,209	16,342,025
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	1,059,020	—	—	—	—	—
class Y	—	—	—	—	146,158	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$5,813,917	$8,187,358	$3,570,350	$5,381,037	$1,205,178	$5,625,906	$136,100	$415,284	$1,669,209	$16,342,025

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	23,971	267,804	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	419,409	67,032	417,585	—	—	—	12,803	32,855	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	83,381	—	186,322	—	—	—	—
class S2	—	—	—	234,234	—	143,588	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	24,042	342,385
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	39,354	—	—	—	—	—
class Y	—	—	—	—	5,674	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	443,380	334,836	417,585	317,615	45,028	329,910	12,803	32,855	24,042	342,385

Cost	$7,149,523	$8,796,657	$4,924,058	$5,360,528	$1,015,437	$5,487,250	$193,143	$471,953	$1,451,563	$15,623,602

Deferred contracts in the accumulation period:
Units owned by participants #	378,732	528,454	199,161	228,558	37,762	136,848	7,361	14,256	102,097	1,012,834
Minimum unit fair value #*	$13.654011	$14.036877	$16.021234	$19.476582	$2.277418	$2.829962	$17.270271	$22.174510	$14.269938	$14.105378
Maximum unit fair value #*	$21.686564	$14.827328	$21.690594	$32.621230	$47.244565	$68.423911	$19.870159	$31.422527	$26.582014	$22.827985
Contract liability	$5,789,535	$7,772,912	$3,553,564	$5,333,424	$1,191,519	$5,263,777	$136,100	$415,284	$1,665,319	$16,165,570

Contracts in payout (annuitization) period:
Units owned by participants #	1,609	28,050	940	1,882	289	5,579	—	—	250	10,769
Minimum unit fair value #*	$15.010116	$14.775323	$17.612380	$22.582076	$47.244565	$27.909091	$—	$—	$15.594660	$15.598575
Maximum unit fair value #*	$15.831244	$14.775323	$18.575834	$30.618297	$47.244565	$68.423911	$—	$—	$15.594660	$16.452069
Contract liability	$24,382	$414,446	$16,786	$47,613	$13,659	$362,129	$—	$—	$3,890	$176,455

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth and Income Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Investors Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (4)(5)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	14,641,293	2,885,199	1,902,619	1,714,504	2,399,659	16,293,895	11,619,352
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	59,614,124	4,309,519	24,957,087	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	59,614,124	4,309,519	24,957,087	14,641,293	2,885,199	1,902,619	1,714,504	2,399,659	16,293,895	11,619,352
Due from Sponsor Company	—	122	—	—	—	—	—	—	—	—
Receivable for fund shares sold	20,329	—	36,642	3,538	236	160	204	364	42,938	5,311
Other assets	—	2	—	—	—	—	—	—	—	1
Total assets	59,634,453	4,309,643	24,993,729	14,644,831	2,885,435	1,902,779	1,714,708	2,400,023	16,336,833	11,624,664
Liabilities:
Due to Sponsor Company	20,329	—	36,642	3,538	236	160	204	364	42,938	5,311
Payable for fund shares purchased	—	122	—	—	—	—	—	—	—	—
Other liabilities	1	—	2	—	2	2	—	2	2	—
Total liabilities	20,330	122	36,644	3,538	238	162	204	366	42,940	5,311
Net assets:
For contract liabilities	$59,614,123	$4,309,521	$24,957,085	$14,641,293	$2,885,197	$1,902,617	$1,714,504	$2,399,657	$16,293,893	$11,619,353

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	14,641,293	2,885,197	1,902,617	1,714,504	2,399,657	16,293,893	11,619,353
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	59,614,123	4,309,521	24,957,085	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$59,614,123	$4,309,521	$24,957,085	$14,641,293	$2,885,197	$1,902,617	$1,714,504	$2,399,657	$16,293,893	$11,619,353

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	2,412,075	172,560	73,206	221,799	254,201	1,321,484	651,309
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	1,720,962	153,255	1,050,825	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	1,720,962	153,255	1,050,825	2,412,075	172,560	73,206	221,799	254,201	1,321,484	651,309

Cost	$60,158,074	$3,834,286	$21,223,417	$17,667,463	$2,774,363	$1,769,373	$1,702,091	$2,504,454	$19,989,355	$7,952,530

Deferred contracts in the accumulation period:
Units owned by participants #	3,415,177	232,633	1,132,782	670,726	85,532	58,109	151,212	327,619	1,104,129	795,781
Minimum unit fair value #*	$11.802544	$15.638398	$19.439662	$13.588003	$14.879346	$14.836636	$10.412677	$6.575974	$7.477743	$10.017190
Maximum unit fair value #*	$21.373967	$25.042111	$30.404977	$25.686248	$57.033346	$86.018187	$10.528491	$13.841283	$22.626784	$25.099550
Contract liability	$59,506,007	$4,287,613	$24,788,332	$14,587,168	$2,885,197	$1,892,487	$1,583,997	$2,397,584	$16,233,113	$11,597,466

Contracts in payout (annuitization) period:
Units owned by participants #	6,023	1,188	7,719	2,234	—	124	12,426	281	2,934	1,313
Minimum unit fair value #*	$17.063830	$18.377635	$21.370314	$22.841536	$—	$81.616849	$10.476523	$7.385349	$20.119686	$16.661377
Maximum unit fair value #*	$17.997489	$19.383111	$22.673129	$24.372411	$—	$81.616849	$10.504001	$7.385349	$21.468818	$16.661377
Contract liability	$108,116	$21,908	$168,753	$54,125	$—	$10,130	$130,507	$2,073	$60,780	$21,887

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Putnam VT Multi-Cap Growth Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Equity Income Fund	Pioneer Fund VCT Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$762,845
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	3,267,003	16,199,549	1,806,799	4,077,909	—	—	—	—	—	—
class II	—	—	—	—	128,480	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	862,428	—	—	—	—
class S2	—	—	—	—	—	14,308,673	21,319,457	79,933	104,292	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	3,267,003	16,199,549	1,806,799	4,077,909	128,480	15,171,101	21,319,457	79,933	104,292	762,845
Receivable for fund shares sold	480	27,398	149	512	3,854	20,188	27,921	8	12	81
Other assets	—	1	2	—	—	1	2	1	—	—
Total assets	3,267,483	16,226,948	1,806,950	4,078,421	132,334	15,191,290	21,347,380	79,942	104,304	762,926
Liabilities:
Due to Sponsor Company	480	27,398	149	512	3,854	20,188	27,921	8	12	81
Other liabilities	1	—	—	—	1	—	—	—	1	1
Total liabilities	481	27,398	149	512	3,855	20,188	27,921	8	13	82
Net assets:
For contract liabilities	$3,267,002	$16,199,550	$1,806,801	$4,077,909	$128,479	$15,171,102	$21,319,459	$79,934	$104,291	$762,844

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$762,844
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	3,267,002	16,199,550	1,806,801	4,077,909	—	—	—	—	—	—
class II	—	—	—	—	128,479	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	862,428	—	—	—	—
class S2	—	—	—	—	—	14,308,674	21,319,459	79,934	104,291	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$3,267,002	$16,199,550	$1,806,801	$4,077,909	$128,479	$15,171,102	$21,319,459	$79,934	$104,291	$762,844

Shares:
class 1	—	—	—	—	—	—	—	—	—	172,981
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	99,970	1,028,543	173,731	172,866	—	—	—	—	—	—
class II	—	—	—	—	7,226	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	40,970	—	—	—	—
class S2	—	—	—	—	—	680,718	1,144,976	1,538	21,593	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	99,970	1,028,543	173,731	172,866	7,226	721,688	1,144,976	1,538	21,593	172,981

Cost	$2,703,824	$18,812,989	$1,761,333	$2,735,576	$146,926	$14,896,112	$16,416,286	$63,831	$103,179	$841,368

Deferred contracts in the accumulation period:
Units owned by participants #	154,692	434,041	114,835	153,628	80,983	593,498	837,720	3,610	5,677	586,505
Minimum unit fair value #*	$19.403038	$28.311719	$13.210897	$24.197864	$1.578513	$2.382547	$22.174348	$20.514269	$17.834076	$1.046784
Maximum unit fair value #*	$21.889051	$43.451754	$19.255433	$28.221253	$1.669860	$28.777256	$27.704187	$23.176622	$19.748941	$14.394294
Contract liability	$3,264,245	$16,154,676	$1,806,801	$4,077,909	$128,479	$15,166,671	$21,212,631	$79,934	$104,291	$755,929

Contracts in payout (annuitization) period:
Units owned by participants #	129	1,129	—	—	—	166	4,110	—	—	3,551
Minimum unit fair value #*	$21.340528	$38.638053	$—	$—	$—	$26.645048	$25.396802	$—	$—	$1.947089
Maximum unit fair value #*	$21.340528	$41.228530	$—	$—	$—	$27.996987	$26.761670	$—	$—	$1.947089
Contract liability	$2,757	$44,874	$—	$—	$—	$4,431	$106,828	$—	$—	$6,915

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2016

	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Opportunity Fund	UIF Global Infrastructure Portfolio	HIMCO VIT Index Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds International Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$1,264,393	$68,016	$—	$—	$—	$—	$—	$—	$—
class 2	3,559	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—
class I	—	—	1,082,431	—	—	—	—	—	—
class IA	—	—	—	6,383,995	—	—	—	—	—
class IB	—	—	—	—	15,028	9,137	6,169	—	—
class II	—	—	490,950	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	339,194	325,131
class S1	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—
Total investments	1,267,952	68,016	1,573,381	6,383,995	15,028	9,137	6,169	339,194	325,131
Receivable for fund shares sold	129	30	130	1,281	1	1	—	31	27
Other assets	—	—	—	—	—	—	—	1	—
Total assets	1,268,081	68,046	1,573,511	6,385,276	15,029	9,138	6,169	339,226	325,158
Liabilities:
Due to Sponsor Company	129	30	130	1,281	1	1	—	31	27
Other liabilities	—	1	—	1	1	—	—	—	1
Total liabilities	129	31	130	1,282	2	1	—	31	28
Net assets:
For contract liabilities	$1,267,952	$68,015	$1,573,381	$6,383,994	$15,027	$9,137	$6,169	$339,195	$325,130

Contract Liabilities:
class 1	$1,264,393	$68,015	$—	$—	$—	$—	$—	$—	$—
class 2	3,559	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—
class I	—	—	1,082,431	—	—	—	—	—	—
class IA	—	—	—	6,383,994	—	—	—	—	—
class IB	—	—	—	—	15,027	9,137	6,169	—	—
class II	—	—	490,950	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	339,195	325,130
class S1	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—
Total contract liabilities	$1,267,952	$68,015	$1,573,381	$6,383,994	$15,027	$9,137	$6,169	$339,195	$325,130

Shares:
class 1	148,578	2,765	—	—	—	—	—	—	—
class 2	427	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—
class I	—	—	143,750	—	—	—	—	—	—
class IA	—	—	—	153,535	—	—	—	—	—
class IB	—	—	—	—	1,628	1,386	922	—	—
class II	—	—	65,547	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	15,653	21,140
class S1	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—
Total shares	149,005	2,765	209,297	153,535	1,628	1,386	922	15,653	21,140

Cost	$1,170,763	$59,895	$1,762,074	$5,975,268	$15,605	$10,959	$6,924	$365,684	$367,204

Deferred contracts in the accumulation period:
Units owned by participants #	69,034	3,802	142,108	2,791,305	1,311	562	620	30,472	30,682
Minimum unit fair value #*	$2.407921	$17.053287	$10.737272	$1.696261	$11.464339	$16.245542	$9.945672	$11.012148	$10.500665
Maximum unit fair value #*	$19.249420	$18.181991	$11.116246	$24.525100	$11.464339	$16.245542	$9.945672	$11.214594	$10.622201
Contract liability	$1,265,855	$68,015	$1,571,006	$6,382,785	$15,027	$9,137	$6,169	$339,195	$325,130

Contracts in payout (annuitization) period:
Units owned by participants #	112	—	214	642	—	—	—	—	—
Minimum unit fair value #*	$18.698656	$—	$11.116246	$1.883117	$—	$—	$—	$—	$—
Maximum unit fair value #*	$18.698656	$—	$11.116246	$1.883117	$—	$—	$—	$—	$—
Contract liability	$2,097	$—	$2,375	$1,209	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly Invesco V.I. Money Market Fund. Change effective April 29, 2016.
(2) Formerly Huntington VA Dividend Capture Fund. Change effective Feb 12, 2016.
(3) Formerly Huntington VA Situs Fund. Change effective Feb 12, 2016.
(4) Merged with Putnam VT Voyager Fund. Change effective November 18, 2016.
(5) Funded as of November 18, 2016.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations
For the Periods Ended December 31, 2016

	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)

Investment income:
Dividends	$263,205	$333,074	$30,864	$259,452	$—	$3,471	$12,669	$60	$83,109	16,715

Expenses:
Administrative charges	(29,183)	(62,484)	(16,368)	(35,259)	—	—	—	—	—	—
Mortality and expense risk charges	(199,189)	(441,229)	(120,999)	(249,107)	(27,074)	(4,144)	(5,676)	(50)	(95,257)	(249,955)
Total expenses	(228,372)	(503,713)	(137,367)	(284,366)	(27,074)	(4,144)	(5,676)	(50)	(95,257)	(249,955)
Net investment income (loss)	34,833	(170,639)	(106,503)	(24,914)	(27,074)	(673)	6,993	10	(12,148)	(233,240)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(440,815)	(3,197,592)	(195,933)	174,189	(36,102)	(584)	(2,629)	111	262,402	—
Net realized gain distributions	974,343	—	507,470	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	(150,108)	2,573,504	1,583,377	1,462,758	(90,195)	(674)	23,673	(190)	566,109	—
Net gain (loss) on investments	383,420	(624,088)	1,894,914	1,636,947	(126,297)	(1,258)	21,044	(79)	828,511	—
Net increase (decrease) in net assets resulting from operations	$418,253	$(794,727)	$1,788,411	$1,612,033	$(153,371)	$(1,931)	$28,037	$(69)	$816,363	(233,240)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$14,277	$73,121	$102,080	$38,283	$1,849	$—	$557,019	$—	$773,002	$106,860

Expenses:
Administrative charges	(2,198)	(11,933)	(8,642)	(3,844)	(945)	(334)	(51,908)	(21,819)	(257,906)	(69,198)
Mortality and expense risk charges	(26,684)	(172,127)	(126,964)	(46,673)	(12,778)	(2,347)	(374,516)	(151,920)	(1,689,874)	(482,864)
Total expenses	(28,882)	(184,060)	(135,606)	(50,517)	(13,723)	(2,681)	(426,424)	(173,739)	(1,947,780)	(552,062)
Net investment income (loss)	(14,605)	(110,939)	(33,526)	(12,234)	(11,874)	(2,681)	130,595	(173,739)	(1,174,778)	(445,202)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	19,474	222,777	195,952	8,808	21,904	(11,212)	(1,086,818)	713,986	(307,828)	(577,591)
Net realized gain distributions	134,702	871,403	791,447	242,072	134,520	9,349	1,878,290	1,169,113	11,227,689	2,353,225
Change in unrealized appreciation (depreciation) during the period	(163,289)	(284,892)	(317,293)	(194,001)	(145,188)	(2,957)	3,055,589	(1,861,009)	(2,340,601)	2,008,117
Net gain (loss) on investments	(9,113)	809,288	670,106	56,879	11,236	(4,820)	3,847,061	22,090	8,579,260	3,783,751
Net increase (decrease) in net assets resulting from operations	$(23,718)	$698,349	$636,580	$44,645	$(638)	$(7,501)	$3,977,656	$(151,649)	$7,404,482	$3,338,549

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Income VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund	Templeton Global Bond VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)

Investment income:
Dividends	$35,797	$14,037	$2,031	$—	$18	$117,545	$66,872	$4,002	$14,666	$—

Expenses:
Administrative charges	(7,869)	—	—	(1,514)	—	(4,551)	(4,544)	(504)	(862)	—
Mortality and expense risk charges	(55,367)	(29,687)	(438)	(20,150)	(26)	(50,474)	(55,174)	(6,714)	(11,479)	(12)
Total expenses	(63,236)	(29,687)	(438)	(21,664)	(26)	(55,025)	(59,718)	(7,218)	(12,341)	(12)
Net investment income (loss)	(27,439)	(15,650)	1,593	(21,664)	(8)	62,520	7,154	(3,216)	2,325	(12)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	136,943	42,976	221	(47,303)	80	(63,531)	107,075	(4,402)	13,106	(164)
Net realized gain distributions	—	88,323	—	136,334	382	—	275,785	—	28,304	—
Change in unrealized appreciation (depreciation) during the period	163,030	(95,059)	3,510	(44,242)	214	207,639	51,999	60,321	9,339	110
Net gain (loss) on investments	299,973	36,240	3,731	44,789	676	144,108	434,859	55,919	50,749	(54)
Net increase (decrease) in net assets resulting from operations	$272,534	$20,590	$5,324	$23,125	$668	$206,628	$442,013	$52,703	$53,074	$(66)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$525,728	$4,617,581	$261,800	$2,493,791	$27,183	$565,786	$131,243	$992,857	$625,579	$30,220

Expenses:
Administrative charges	(37,403)	(366,030)	—	(244,731)	(6,916)	(126,435)	(59,244)	(32,078)	(74,580)	—
Mortality and expense risk charges	(251,161)	(2,292,871)	(365,206)	(1,607,353)	(60,293)	(886,013)	(418,096)	(218,682)	(484,107)	(32,065)
Total expenses	(288,564)	(2,658,901)	(365,206)	(1,852,084)	(67,209)	(1,012,448)	(477,340)	(250,760)	(558,687)	(32,065)
Net investment income (loss)	237,164	1,958,680	(103,406)	641,707	(40,026)	(446,662)	(346,097)	742,097	66,892	(1,845)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	593,452	(707,688)	(8,173)	(1,343,310)	93,427	988,327	(750,201)	(401,109)	(23,875)	(93,064)
Net realized gain distributions	—	697,054	2,334,744	14,115,516	430,137	8,077,347	4,327,324	—	—	135,680
Change in unrealized appreciation (depreciation) during the period	(5,356)	4,030,006	(1,386,126)	2,016,712	(497,274)	(6,120,182)	(4,054,843)	1,593,199	(249,899)	256,837
Net gain (loss) on investments	588,096	4,019,372	940,445	14,788,918	26,290	2,945,492	(477,720)	1,192,090	(273,774)	299,453
Net increase (decrease) in net assets resulting from operations	$825,260	$5,978,052	$837,039	$15,430,625	$(13,736)	$2,498,830	$(823,817)	$1,934,187	$(206,882)	$297,608

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Catalyst Dividend Capture VA Fund	Catalyst Insider Buying VA Fund	Lord Abbett Fundamental Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account (4)	Sub-Account

Investment income:
Dividends	$13,338	$80,602	$—	$14,647	$163,871	$931,762	$460,752	$83,586	$11,829	$91,510

Expenses:
Administrative charges	—	(35,878)	—	(19,319)	(16,208)	(98,651)	(52,603)	(3,650)	(3,782)	(15,748)
Mortality and expense risk charges	(37,172)	(246,521)	(184,217)	(132,641)	(123,371)	(682,567)	(357,116)	(23,738)	(23,577)	(93,863)
Total expenses	(37,172)	(282,399)	(184,217)	(151,960)	(139,579)	(781,218)	(409,719)	(27,388)	(27,359)	(109,611)
Net investment income (loss)	(23,834)	(201,797)	(184,217)	(137,313)	24,292	150,544	51,033	56,198	(15,530)	(18,101)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(63,742)	16,392	(739,391)	(285,616)	327,194	(328,383)	1,134,585	(1,072)	(77,133)	(200,227)
Net realized gain distributions	339,556	—	1,271,814	445,216	—	—	3,426,977	—	548,172	149,666
Change in unrealized appreciation (depreciation) during the period	20,647	79,968	(316,669)	857,647	133,006	285,260	(1,563,037)	41,323	(291,519)	1,096,803
Net gain (loss) on investments	296,461	96,360	215,754	1,017,247	460,200	(43,123)	2,998,525	40,251	179,520	1,046,242
Net increase (decrease) in net assets resulting from operations	$272,627	$(105,437)	$31,537	$879,934	$484,492	$107,421	$3,049,558	$96,449	$163,990	$1,028,141

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	Lord Abbett Classic Stock Fund	MFS® Growth Fund	MFS® Investors Trust Fund	MFS® Total Return Fund	MFS® Value Fund	Invesco V.I. Equity and Income Fund	UIF Core Plus Fixed Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$81,114	$911,312	$666,233	$25,968	$181	$3,929	$104,877	$164	$25,421	$56,274

Expenses:
Administrative charges	(8,320)	(41,274)	(90,743)	(5,336)	(638)	(604)	(4,613)	—	(902)	(3,843)
Mortality and expense risk charges	(57,756)	(283,039)	(576,433)	(37,752)	(7,093)	(8,814)	(60,271)	(89)	(22,332)	(46,770)
Total expenses	(66,076)	(324,313)	(667,176)	(43,088)	(7,731)	(9,418)	(64,884)	(89)	(23,234)	(50,613)
Net investment income (loss)	15,038	586,999	(943)	(17,120)	(7,550)	(5,489)	39,993	75	2,187	5,661

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(11,239)	(92,745)	1,258,863	(37,109)	18,366	27,686	66,381	336	27,951	2,039
Net realized gain distributions	302,299	—	612,906	100,587	24,622	50,230	117,908	724	45,087	—
Change in unrealized appreciation (depreciation) during the period	222,417	1,611,103	4,727,776	223,798	(32,617)	(43,710)	25,256	(69)	92,068	117,975
Net gain (loss) on investments	513,477	1,518,358	6,599,545	287,276	10,371	34,206	209,545	991	165,106	120,014
Net increase (decrease) in net assets resulting from operations	$528,515	$2,105,357	$6,598,602	$270,156	$2,821	$28,717	$249,538	$1,066	$167,293	$125,675

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	UIF Emerging Markets Debt Portfolio	UIF Emerging Markets Equity Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	Morgan Stanley Money Market Portfolio	Invesco V.I. Equally-Weighted S&P 500 Fund	UIF Small Company Growth Portfolio	UIF Global Franchise Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$20,489	$28,770	$—	$—	$9,264	$—	$72	$30,396	$—	$6,360

Expenses:
Administrative charges	(558)	(12,271)	—	(7,660)	(9,308)	(1,939)	(1,063)	(8,507)	—	(580)
Mortality and expense risk charges	(5,649)	(94,424)	(125,622)	(53,160)	(70,730)	(16,577)	(9,982)	(87,884)	(3,354)	(7,707)
Total expenses	(6,207)	(106,695)	(125,622)	(60,820)	(80,038)	(18,516)	(11,045)	(96,391)	(3,354)	(8,287)
Net investment income (loss)	14,282	(77,925)	(125,622)	(60,820)	(70,774)	(18,516)	(10,973)	(65,995)	(3,354)	(1,927)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(2,997)	(642,034)	(2,743)	(320,397)	(135,774)	19,740	—	(150,004)	(32,007)	(6,887)
Net realized gain distributions	—	—	1,385,347	187,995	286,906	49,048	—	247,710	12,179	60,092
Change in unrealized appreciation (depreciation) during the period	19,156	976,896	(1,546,872)	(257,107)	535,603	(204,564)	—	637,056	24,593	(36,099)
Net gain (loss) on investments	16,159	334,862	(164,268)	(389,509)	686,735	(135,776)	—	734,762	4,765	17,106
Net increase (decrease) in net assets resulting from operations	$30,441	$256,937	$(289,890)	$(450,329)	$615,961	$(154,292)	$(10,973)	$668,767	$1,411	$15,179

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth and Income Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)(7)	Sub-Account

Investment income:
Dividends	$—	$20,223	$478,401	$37,516	$61,956	$1,129,499	$64,093	$35,085	$—	$60,445

Expenses:
Administrative charges	(3,583)	(33,596)	(120,761)	(8,404)	(47,333)	(29,644)	(6,101)	(3,811)	—	—
Mortality and expense risk charges	(26,360)	(235,594)	(792,214)	(65,679)	(333,505)	(195,382)	(41,184)	(25,620)	(3,275)	(31,631)
Total expenses	(29,943)	(269,190)	(912,975)	(74,083)	(380,838)	(225,026)	(47,285)	(29,431)	(3,275)	(31,631)
Net investment income (loss)	(29,943)	(248,967)	(434,574)	(36,567)	(318,882)	904,473	16,808	5,654	(3,275)	28,814

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	107,461	370,547	(203,912)	142,089	343,961	(915,738)	17,967	(24,696)	2,369	(35,614)
Net realized gain distributions	148,808	1,848,352	4,241,667	523,285	953,759	—	235,334	61,961	—	—
Change in unrealized appreciation (depreciation) during the period	(253,434)	(2,824,284)	(5,063,992)	(239,097)	2,559,376	501,452	(129,373)	182,904	12,413	16,917
Net gain (loss) on investments	2,835	(605,385)	(1,026,237)	426,277	3,857,096	(414,286)	123,928	220,169	14,782	(18,697)
Net increase (decrease) in net assets resulting from operations	$(27,108)	$(854,352)	$(1,460,811)	$389,710	$3,538,214	$490,187	$140,736	$225,823	$11,507	$10,117

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Putnam VT International Equity Fund	Putnam VT Investors Fund	Putnam VT Multi-Cap Growth Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Voyager Fund	Putnam VT Equity Income Fund	Pioneer Fund VCT Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (8)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$614,143	$157,346	$24,668	$181,690	$32,669	$23,891	$78,582	$1,347	$124,534	$266,810

Expenses:
Administrative charges	(34,291)	(22,389)	—	(28,566)	(3,577)	(3,544)	—	—	(26,822)	(39,541)
Mortality and expense risk charges	(245,134)	(154,751)	(45,292)	(205,461)	(23,600)	(24,879)	(61,214)	(2,647)	(191,739)	(294,288)
Total expenses	(279,425)	(177,140)	(45,292)	(234,027)	(27,177)	(28,423)	(61,214)	(2,647)	(218,561)	(333,829)
Net investment income (loss)	334,718	(19,794)	(20,624)	(52,337)	5,492	(4,532)	17,368	(1,300)	(94,027)	(67,019)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1,151,728)	696,121	147,749	(1,576,317)	(10,615)	129,451	362,481	(2,611)	(177,401)	982,562
Net realized gain distributions	—	422,732	341,635	1,551,354	—	85,320	73,982	22,395	1,297,337	1,603,970
Change in unrealized appreciation (depreciation) during the period	67,826	(10,816)	(246,628)	3,458,192	117,096	(226,694)	(2,060)	(9,252)	1,271,745	328,671
Net gain (loss) on investments	(1,083,902)	1,108,037	242,756	3,433,229	106,481	(11,923)	434,403	10,532	2,391,681	2,915,203
Net increase (decrease) in net assets resulting from operations	$(749,184)	$1,088,243	$222,132	$3,380,892	$111,973	$(16,455)	$451,771	$9,232	$2,297,654	$2,848,184

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	UIF Global Infrastructure Portfolio	HIMCO VIT Index Fund	HIMCO VIT American Funds Bond Fund
	Sub-Account	Sub-Account	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account (10)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$92	$26,615	$—	$15,371	$1,582	$34,482	$125,632	$507

Expenses:
Administrative charges	(116)	—	(4)	—	(7)	—	—	—	(7,357)	(29)
Mortality and expense risk charges	(1,445)	(2,330)	(24)	(13,127)	(21,643)	(15,992)	(1,334)	(24,137)	(82,599)	(120)
Total expenses	(1,561)	(2,330)	(28)	(13,127)	(21,650)	(15,992)	(1,334)	(24,137)	(89,956)	(149)
Net investment income (loss)	(1,561)	(2,330)	64	13,488	(21,650)	(621)	248	10,345	35,676	358

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	4,354	1,505	(561)	(29,681)	12,996	784,060	9,697	(22,504)	126,443	8
Net realized gain distributions	5,824	11,663	2,063	64,747	126,859	—	6,868	93,896	417,535	140
Change in unrealized appreciation (depreciation) during the period	(12,029)	(13,558)	(1,563)	(38,689)	(46,326)	(602,723)	(10,967)	117,143	(17,720)	(272)
Net gain (loss) on investments	(1,851)	(390)	(61)	(3,623)	93,529	181,337	5,598	188,535	526,258	(124)
Net increase (decrease) in net assets resulting from operations	$(3,412)	$(2,720)	$3	$9,865	$71,879	$180,716	$5,846	$198,880	$561,934	$234

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2016

	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds International Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account (11)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$28	$87	$2,637	$2,089

Expenses:
Administrative charges	—	(18)	(12)	—	—
Mortality and expense risk charges	—	(70)	(50)	(5,663)	(5,207)
Total expenses	—	(88)	(62)	(5,663)	(5,207)
Net investment income (loss)	—	(60)	25	(3,026)	(3,118)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1)	(16)	(55)	(16,526)	(3,686)
Net realized gain distributions	—	3,512	703	28,307	40,321
Change in unrealized appreciation (depreciation) during the period	(4)	(2,752)	(498)	20,812	(19,509)
Net gain (loss) on investments	(5)	744	150	32,593	17,126
Net increase (decrease) in net assets resulting from operations	$(5)	$684	$175	$29,567	$14,008

The accompanying notes are an integral part of these financial statements.

(1) Formerly Invesco V.I. Money Market Fund. Change effective April 29, 2016.
(2) Not Funded as of December 31, 2016.
(3) Formerly Huntington VA Dividend Capture Fund. Change effective Feb 12, 2016.
(4) Formerly Huntington VA Situs Fund. Change effective Feb 12, 2016.
(5) Liquidated as of April 29, 2016.
(6) Merged with Putnam VT Voyager Fund. Change effective November 18, 2016.
(7) Funded as of November 18, 2016.
(8) Merged with Putnam VT Growth Opportunities Fund. Change effective November 18, 2016.
(9) Liquidated as of April 29, 2016.
(10) Liquidated as of April 29, 2016.
(11) Not Funded as of December 31, 2016.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2016

	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)

Operations:
Net investment income (loss)	$34,833	$(170,639)	$(106,503)	$(24,914)	$(27,074)	$(673)	$6,993	$10	$(12,148)	$(233,240)
Net realized gain (loss) on security transactions	(440,815)	(3,197,592)	(195,933)	174,189	(36,102)	(584)	(2,629)	111	262,402	—
Net realized gain distributions	974,343	—	507,470	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	(150,108)	2,573,504	1,583,377	1,462,758	(90,195)	(674)	23,673	(190)	566,109	—
Net increase (decrease) in net assets resulting from operations	418,253	(794,727)	1,788,411	1,612,033	(153,371)	(1,931)	28,037	(69)	816,363	(233,240)

Unit transactions:
Purchases	8,385	101,415	10,506	43,966	804	—	—	96	20,155	19,576
Net transfers	(329,740)	105,257	1,407,678	149,237	(68,315)	4,578	35,640	106	(880)	17,514,395
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,776,126)	(5,134,286)	(1,375,417)	(2,964,818)	(298,640)	(12,954)	(22,200)	(228)	(508,250)	(12,709,537)
Other transactions	8	803	40	1,017	44	—	(1)	(1)	(53)	59
Death benefits	(332,101)	(648,841)	(332,231)	(370,496)	(56,054)	—	(11,466)	—	(177,051)	(1,655,840)
Net annuity transactions	72,896	43,471	8,732	56,081	(4)	(2,918)	(224)	—	84,853	117,155
Net increase (decrease) in net assets resulting from unit transactions	(3,356,678)	(5,532,181)	(280,692)	(3,085,013)	(422,165)	(11,294)	1,749	(27)	(581,226)	3,285,808
Net increase (decrease) in net assets	(2,938,425)	(6,326,908)	1,507,719	(1,472,980)	(575,536)	(13,225)	29,786	(96)	235,137	3,052,568

Net assets:
Beginning of period	16,461,017	35,983,429	8,913,566	19,694,311	2,126,281	208,597	325,431	5,049	6,556,370	13,931,946
End of period	$13,522,592	$29,656,521	$10,421,285	$18,221,331	$1,550,745	$195,372	$355,217	$4,953	$6,791,507	$16,984,514

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(14,605)	$(110,939)	$(33,526)	$(12,234)	$(11,874)	$(2,681)	$130,595	$(173,739)	$(1,174,778)	$(445,202)
Net realized gain (loss) on security transactions	19,474	222,777	195,952	8,808	21,904	(11,212)	(1,086,818)	713,986	(307,828)	(577,591)
Net realized gain distributions	134,702	871,403	791,447	242,072	134,520	9,349	1,878,290	1,169,113	11,227,689	2,353,225
Change in unrealized appreciation (depreciation) during the period	(163,289)	(284,892)	(317,293)	(194,001)	(145,188)	(2,957)	3,055,589	(1,861,009)	(2,340,601)	2,008,117
Net increase (decrease) in net assets resulting from operations	(23,718)	698,349	636,580	44,645	(638)	(7,501)	3,977,656	(151,649)	7,404,482	3,338,549

Unit transactions:
Purchases	7,234	18,370	21,561	80	2,777	—	184,989	51,328	420,639	140,592
Net transfers	(8,828)	26,436	(62,417)	(75,728)	(2,845)	(76,378)	(432,491)	(525,658)	(3,326,537)	(806,652)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(127,334)	(1,128,462)	(982,035)	(235,136)	(70,159)	(15,681)	(4,056,918)	(1,297,529)	(18,449,579)	(5,029,644)
Other transactions	(1)	88	(1)	(66)	1	(2)	725	(36)	1,478	197
Death benefits	(13,665)	(186,202)	(71,267)	(87,230)	(70,272)	—	(638,519)	(219,382)	(2,651,270)	(892,697)
Net annuity transactions	(1,896)	(3,901)	3,707	(7,997)	(2,624)	—	59,937	(16,829)	360,427	83,513
Net increase (decrease) in net assets resulting from unit transactions	(144,490)	(1,273,671)	(1,090,452)	(406,077)	(143,122)	(92,061)	(4,882,277)	(2,008,106)	(23,644,842)	(6,504,691)
Net increase (decrease) in net assets	(168,208)	(575,322)	(453,872)	(361,432)	(143,760)	(99,562)	(904,621)	(2,159,755)	(16,240,360)	(3,166,142)

Net assets:
Beginning of period	1,710,918	10,242,841	7,614,982	3,043,456	874,762	272,798	28,626,712	12,795,350	144,158,473	38,657,132
End of period	$1,542,710	$9,667,519	$7,161,110	$2,682,024	$731,002	$173,236	$27,722,091	$10,635,595	$127,918,113	$35,490,990

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Income VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund	Templeton Global Bond VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)

Operations:
Net investment income (loss)	$(27,439)	$(15,650)	$1,593	$(21,664)	$(8)	$62,520	$7,154	$(3,216)	$2,325	$(12)
Net realized gain (loss) on security transactions	136,943	42,976	221	(47,303)	80	(63,531)	107,075	(4,402)	13,106	(164)
Net realized gain distributions	—	88,323	—	136,334	382	—	275,785	—	28,304	—
Change in unrealized appreciation (depreciation) during the period	163,030	(95,059)	3,510	(44,242)	214	207,639	51,999	60,321	9,339	110
Net increase (decrease) in net assets resulting from operations	272,534	20,590	5,324	23,125	668	206,628	442,013	52,703	53,074	(66)

Unit transactions:
Purchases	23,301	2,500	—	—	48	8,746	5,985	2,720	—	—
Net transfers	(68,316)	(165,581)	(204)	(59,244)	(251)	26,675	(87,514)	34,141	1,815	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(518,300)	(156,324)	(3,485)	(151,491)	(222)	(566,495)	(381,773)	(21,168)	(56,533)	(2,473)
Other transactions	1	60	—	(78)	—	—	(1)	1	—	1
Death benefits	(100,393)	(46,129)	—	(13,320)	—	(61,636)	(23,114)	(239)	(4,855)	—
Net annuity transactions	15,116	—	—	(1,106)	—	(4,462)	7,989	(759)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(648,591)	(365,474)	(3,689)	(225,239)	(425)	(597,172)	(478,428)	14,696	(59,573)	(2,472)
Net increase (decrease) in net assets	(376,057)	(344,884)	1,635	(202,114)	243	(390,544)	(36,415)	67,399	(6,499)	(2,538)

Net assets:
Beginning of period	4,488,944	2,290,791	43,864	1,275,212	2,580	3,457,027	3,450,741	344,334	750,672	2,538
End of period	$4,112,887	$1,945,907	$45,499	$1,073,098	$2,823	$3,066,483	$3,414,326	$411,733	$744,173	$—

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$237,164	$1,958,680	$(103,406)	$641,707	$(40,026)	$(446,662)	$(346,097)	$742,097	$66,892	$(1,845)
Net realized gain (loss) on security transactions	593,452	(707,688)	(8,173)	(1,343,310)	93,427	988,327	(750,201)	(401,109)	(23,875)	(93,064)
Net realized gain distributions	—	697,054	2,334,744	14,115,516	430,137	8,077,347	4,327,324	—	—	135,680
Change in unrealized appreciation (depreciation) during the period	(5,356)	4,030,006	(1,386,126)	2,016,712	(497,274)	(6,120,182)	(4,054,843)	1,593,199	(249,899)	256,837
Net increase (decrease) in net assets resulting from operations	825,260	5,978,052	837,039	15,430,625	(13,736)	2,498,830	(823,817)	1,934,187	(206,882)	297,608

Unit transactions:
Purchases	83,933	548,038	56,082	403,184	5,783	219,280	416,455	42,657	67,211	250
Net transfers	1,093,622	727,251	(1,211,404)	(2,528,657)	(210,025)	(397,895)	(2,418,646)	334,011	(233,586)	124,294
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,725,313)	(27,554,765)	(3,482,493)	(17,032,641)	(607,261)	(10,062,464)	(4,280,606)	(2,413,373)	(5,494,159)	(214,318)
Other transactions	(3)	3,742	(63)	581	—	2,323	(24)	520	799	(17)
Death benefits	(451,290)	(4,039,533)	(414,535)	(2,258,549)	(89,327)	(1,081,622)	(956,584)	(328,132)	(772,169)	(17,266)
Net annuity transactions	38,037	211,939	4,635	340,582	—	74,000	35,862	37,550	27,460	2,591
Net increase (decrease) in net assets resulting from unit transactions	(1,961,014)	(30,103,328)	(5,047,778)	(21,075,500)	(900,830)	(11,246,378)	(7,203,543)	(2,326,767)	(6,404,444)	(104,466)
Net increase (decrease) in net assets	(1,135,754)	(24,125,276)	(4,210,739)	(5,644,875)	(914,566)	(8,747,548)	(8,027,360)	(392,580)	(6,611,326)	193,142

Net assets:
Beginning of period	19,942,987	199,954,344	27,608,712	132,358,198	4,763,161	72,133,113	36,377,635	16,453,010	42,724,269	2,278,126
End of period	$18,807,233	$175,829,068	$23,397,973	$126,713,323	$3,848,595	$63,385,565	$28,350,275	$16,060,430	$36,112,943	$2,471,268

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Catalyst Dividend Capture VA Fund	Catalyst Insider Buying VA Fund	Lord Abbett Fundamental Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account (4)	Sub-Account

Operations:
Net investment income (loss)	$(23,834)	$(201,797)	$(184,217)	$(137,313)	$24,292	$150,544	$51,033	$56,198	$(15,530)	$(18,101)
Net realized gain (loss) on security transactions	(63,742)	16,392	(739,391)	(285,616)	327,194	(328,383)	1,134,585	(1,072)	(77,133)	(200,227)
Net realized gain distributions	339,556	—	1,271,814	445,216	—	—	3,426,977	—	548,172	149,666
Change in unrealized appreciation (depreciation) during the period	20,647	79,968	(316,669)	857,647	133,006	285,260	(1,563,037)	41,323	(291,519)	1,096,803
Net increase (decrease) in net assets resulting from operations	272,627	(105,437)	31,537	879,934	484,492	107,421	3,049,558	96,449	163,990	1,028,141

Unit transactions:
Purchases	6,980	63,511	23,488	63,718	18,712	102,295	135,479	3,196	6,154	8,865
Net transfers	(305)	1,960,977	230,621	(1,553,838)	705,582	1,879,202	(1,126,589)	(60,739)	(43,693)	(566,648)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(348,488)	(5,449,091)	(1,802,938)	(1,355,998)	(719,950)	(8,337,425)	(3,414,735)	(239,835)	(284,252)	(1,139,244)
Other transactions	426	450	328	2	1,078	1,533	389	16	2	(1)
Death benefits	(55,471)	(208,504)	(223,294)	(126,974)	(172,684)	(1,056,073)	(644,078)	(26,868)	(24,251)	(54,861)
Net annuity transactions	—	(13,232)	29,218	11,121	5,307	51,162	91,512	54	26	10,902
Net increase (decrease) in net assets resulting from unit transactions	(396,858)	(3,645,889)	(1,742,577)	(2,961,969)	(161,955)	(7,359,306)	(4,958,022)	(324,176)	(346,014)	(1,740,987)
Net increase (decrease) in net assets	(124,231)	(3,751,326)	(1,711,040)	(2,082,035)	322,537	(7,251,885)	(1,908,464)	(227,727)	(182,024)	(712,846)

Net assets:
Beginning of period	2,705,394	20,181,549	14,004,223	11,289,437	8,468,282	53,654,650	29,017,567	1,976,205	2,086,554	8,669,709
End of period	$2,581,163	$16,430,223	$12,293,183	$9,207,402	$8,790,819	$46,402,765	$27,109,103	$1,748,478	$1,904,530	$7,956,863

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	Lord Abbett Classic Stock Fund	MFS® Growth Fund	MFS® Investors Trust Fund	MFS® Total Return Fund	MFS® Value Fund	Invesco V.I. Equity and Income Fund	UIF Core Plus Fixed Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$15,038	$586,999	$(943)	$(17,120)	$(7,550)	$(5,489)	$39,993	$75	$2,187	$5,661
Net realized gain (loss) on security transactions	(11,239)	(92,745)	1,258,863	(37,109)	18,366	27,686	66,381	336	27,951	2,039
Net realized gain distributions	302,299	—	612,906	100,587	24,622	50,230	117,908	724	45,087	—
Change in unrealized appreciation (depreciation) during the period	222,417	1,611,103	4,727,776	223,798	(32,617)	(43,710)	25,256	(69)	92,068	117,975
Net increase (decrease) in net assets resulting from operations	528,515	2,105,357	6,598,602	270,156	2,821	28,717	249,538	1,066	167,293	125,675

Unit transactions:
Purchases	24,784	48,145	141,071	2,349	—	—	7,023	168	—	100
Net transfers	1,378,833	415,235	(2,239,983)	(127,890)	3,101	(9,312)	5,688	(392)	(123,018)	125,200
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(612,857)	(3,643,718)	(5,855,148)	(436,301)	(45,832)	(78,264)	(341,170)	(404)	(258,743)	(356,024)
Other transactions	(222)	45	129	(4)	1	(1)	(1)	—	1	7
Death benefits	(103,304)	(404,212)	(777,812)	(16,347)	—	(2,633)	(19,181)	—	(191,898)	(95,449)
Net annuity transactions	26,249	3,728	1,737	903	—	(1,102)	(6,692)	—	679	(19,502)
Net increase (decrease) in net assets resulting from unit transactions	713,483	(3,580,777)	(8,730,006)	(577,290)	(42,730)	(91,312)	(354,333)	(628)	(572,979)	(345,668)
Net increase (decrease) in net assets	1,241,998	(1,475,420)	(2,131,404)	(307,134)	(39,909)	(62,595)	(104,795)	438	(405,686)	(219,993)

Net assets:
Beginning of period	3,742,009	22,070,777	48,863,091	2,953,180	443,257	531,566	3,646,920	8,938	1,913,221	3,061,209
End of period	$4,984,007	$20,595,357	$46,731,687	$2,646,046	$403,348	$468,971	$3,542,125	$9,376	$1,507,535	$2,841,216

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	UIF Emerging Markets Debt Portfolio	UIF Emerging Markets Equity Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	Morgan Stanley Money Market Portfolio	Invesco V.I. Equally-Weighted S&P 500 Fund	UIF Small Company Growth Portfolio	UIF Global Franchise Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$14,282	$(77,925)	$(125,622)	$(60,820)	$(70,774)	$(18,516)	$(10,973)	$(65,995)	$(3,354)	$(1,927)
Net realized gain (loss) on security transactions	(2,997)	(642,034)	(2,743)	(320,397)	(135,774)	19,740	—	(150,004)	(32,007)	(6,887)
Net realized gain distributions	—	—	1,385,347	187,995	286,906	49,048	—	247,710	12,179	60,092
Change in unrealized appreciation (depreciation) during the period	19,156	976,896	(1,546,872)	(257,107)	535,603	(204,564)	—	637,056	24,593	(36,099)
Net increase (decrease) in net assets resulting from operations	30,441	256,937	(289,890)	(450,329)	615,961	(154,292)	(10,973)	668,767	1,411	15,179

Unit transactions:
Purchases	2,507	21,679	21,215	1,555	27,192	1,806	—	11,610	—	—
Net transfers	(70,976)	(189,973)	97,276	(6,055)	(35,494)	(20,105)	(1,995,344)	(160,517)	(43,035)	446
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(30,550)	(900,434)	(744,896)	(493,590)	(647,962)	(69,685)	(197,363)	(1,260,677)	(18,153)	(26,169)
Other transactions	1	475	(78)	120	52	(1)	1	(1)	—	—
Death benefits	(7,671)	(153,181)	(241,405)	(76,155)	(258,820)	(24,915)	(973)	(173,043)	—	(14,054)
Net annuity transactions	—	11,457	162,761	17,027	23,424	(2,568)	(117,272)	87,845	—	—
Net increase (decrease) in net assets resulting from unit transactions	(106,689)	(1,209,977)	(705,127)	(557,098)	(891,608)	(115,468)	(2,310,951)	(1,494,783)	(61,188)	(39,777)
Net increase (decrease) in net assets	(76,248)	(953,040)	(995,017)	(1,007,427)	(275,647)	(269,760)	(2,321,924)	(826,016)	(59,777)	(24,598)

Net assets:
Beginning of period	382,213	6,766,957	9,182,375	4,577,777	5,656,684	1,474,938	2,321,924	6,451,922	195,877	439,882
End of period	$305,965	$5,813,917	$8,187,358	$3,570,350	$5,381,037	$1,205,178	$—	$5,625,906	$136,100	$415,284

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth and Income Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)(7)	Sub-Account

Operations:
Net investment income (loss)	$(29,943)	$(248,967)	$(434,574)	$(36,567)	$(318,882)	$904,473	$16,808	$5,654	$(3,275)	$28,814
Net realized gain (loss) on security transactions	107,461	370,547	(203,912)	142,089	343,961	(915,738)	17,967	(24,696)	2,369	(35,614)
Net realized gain distributions	148,808	1,848,352	4,241,667	523,285	953,759	—	235,334	61,961	—	—
Change in unrealized appreciation (depreciation) during the period	(253,434)	(2,824,284)	(5,063,992)	(239,097)	2,559,376	501,452	(129,373)	182,904	12,413	16,917
Net increase (decrease) in net assets resulting from operations	(27,108)	(854,352)	(1,460,811)	389,710	3,538,214	490,187	140,736	225,823	11,507	10,117

Unit transactions:
Purchases	8,006	35,398	232,330	5,101	49,031	57,690	42,196	600	—	4,867
Net transfers	(518,324)	(330,381)	(521,371)	(86,125)	(789,650)	(166,232)	(214,049)	(92,688)	(290,665)	127,463
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	1,899,534	—
Surrenders for benefit payments and fees	(332,047)	(2,663,135)	(8,112,859)	(661,766)	(3,741,849)	(2,245,697)	(739,122)	(425,266)	(35,693)	(326,119)
Other transactions	(2)	184	(106)	—	648	(6)	(1)	(5)	—	1
Death benefits	—	(366,091)	(1,214,979)	(116,602)	(413,808)	(445,581)	(76,096)	(2,132)	—	(34,776)
Net annuity transactions	4,034	4,711	62,621	21,256	46,197	39,591	—	(3,417)	129,821	2,101
Net increase (decrease) in net assets resulting from unit transactions	(838,333)	(3,319,314)	(9,554,364)	(838,136)	(4,849,431)	(2,760,235)	(987,072)	(522,908)	1,702,997	(226,463)
Net increase (decrease) in net assets	(865,441)	(4,173,666)	(11,015,175)	(448,426)	(1,311,217)	(2,270,048)	(846,336)	(297,085)	1,714,504	(216,346)

Net assets:
Beginning of period	2,534,650	20,515,691	70,629,298	4,757,947	26,268,302	16,911,341	3,731,533	2,199,702	—	2,616,003
End of period	$1,669,209	$16,342,025	$59,614,123	$4,309,521	$24,957,085	$14,641,293	$2,885,197	$1,902,617	$1,714,504	$2,399,657

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Putnam VT International Equity Fund	Putnam VT Investors Fund	Putnam VT Multi-Cap Growth Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Voyager Fund	Putnam VT Equity Income Fund	Pioneer Fund VCT Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (8)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$334,718	$(19,794)	$(20,624)	$(52,337)	$5,492	$(4,532)	$17,368	$(1,300)	$(94,027)	$(67,019)
Net realized gain (loss) on security transactions	(1,151,728)	696,121	147,749	(1,576,317)	(10,615)	129,451	362,481	(2,611)	(177,401)	982,562
Net realized gain distributions	—	422,732	341,635	1,551,354	—	85,320	73,982	22,395	1,297,337	1,603,970
Change in unrealized appreciation (depreciation) during the period	67,826	(10,816)	(246,628)	3,458,192	117,096	(226,694)	(2,060)	(9,252)	1,271,745	328,671
Net increase (decrease) in net assets resulting from operations	(749,184)	1,088,243	222,132	3,380,892	111,973	(16,455)	451,771	9,232	2,297,654	2,848,184

Unit transactions:
Purchases	43,021	21,635	5,925	21,738	5,826	—	3,961	—	91,056	62,268
Net transfers	351,648	(401,874)	(129,617)	(986)	(55,973)	15,831	(79,579)	(604)	(270,760)	(828,208)
Net interfund transfers due to corporate actions	—	—	—	—	—	(1,899,534)	—	—	—	—
Surrenders for benefit payments and fees	(2,812,697)	(1,740,383)	(406,539)	(2,382,616)	(146,739)	(332,399)	(637,827)	(11,022)	(2,006,398)	(3,251,085)
Other transactions	360	444	51	273	(8)	(1)	307	—	(8)	752
Death benefits	(316,135)	(224,377)	(27,268)	(231,988)	(22,225)	(48,987)	(97,750)	—	(434,758)	(318,367)
Net annuity transactions	30,183	20,400	2,584	27,253	—	(157,032)	(3,375)	34	(4,181)	56,099
Net increase (decrease) in net assets resulting from unit transactions	(2,703,620)	(2,324,155)	(554,864)	(2,566,326)	(219,119)	(2,422,122)	(814,263)	(11,592)	(2,625,049)	(4,278,541)
Net increase (decrease) in net assets	(3,452,804)	(1,235,912)	(332,732)	814,566	(107,146)	(2,438,577)	(362,492)	(2,360)	(327,395)	(1,430,357)

Net assets:
Beginning of period	19,746,697	12,855,265	3,599,734	15,384,984	1,913,947	2,438,577	4,440,401	130,839	15,498,497	22,749,816
End of period	$16,293,893	$11,619,353	$3,267,002	$16,199,550	$1,806,801	$—	$4,077,909	$128,479	$15,171,102	$21,319,459

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2016

	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	UIF Global Infrastructure Portfolio	HIMCO VIT Index Fund	HIMCO VIT American Funds Bond Fund
	Sub-Account	Sub-Account	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account (10)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(1,561)	$(2,330)	$64	$13,488	$(21,650)	$(621)	$248	$10,345	$35,676	$358
Net realized gain (loss) on security transactions	4,354	1,505	(561)	(29,681)	12,996	784,060	9,697	(22,504)	126,443	8
Net realized gain distributions	5,824	11,663	2,063	64,747	126,859	—	6,868	93,896	417,535	140
Change in unrealized appreciation (depreciation) during the period	(12,029)	(13,558)	(1,563)	(38,689)	(46,326)	(602,723)	(10,967)	117,143	(17,720)	(272)
Net increase (decrease) in net assets resulting from operations	(3,412)	(2,720)	3	9,865	71,879	180,716	5,846	198,880	561,934	234

Unit transactions:
Purchases	—	—	—	3,216	1,221	926	—	840	84,626	288
Net transfers	(33,935)	(189)	(5,314)	(19,760)	(112,476)	(3,452,943)	(93,380)	(422)	422,273	382
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(12,125)	(14,358)	—	(102,633)	(196,093)	(141,266)	(25,462)	(101,054)	(1,084,164)	(678)
Other transactions	3	—	—	55	—	(1)	1	(46)	6	—
Death benefits	(2,707)	(9,283)	—	(35,053)	(18,539)	(35,893)	—	(46,257)	(159,007)	—
Net annuity transactions	—	—	—	5,705	(1,002)	(10,451)	—	(13,408)	(144)	—
Net increase (decrease) in net assets resulting from unit transactions	(48,764)	(23,830)	(5,314)	(148,470)	(326,889)	(3,639,628)	(118,841)	(160,347)	(736,410)	(8)
Net increase (decrease) in net assets	(52,176)	(26,550)	(5,311)	(138,605)	(255,010)	(3,458,912)	(112,995)	38,533	(174,476)	226

Net assets:
Beginning of period	132,110	130,841	5,311	901,449	1,522,962	3,458,912	181,010	1,534,848	6,558,470	14,801
End of period	$79,934	$104,291	$—	$762,844	$1,267,952	$—	$68,015	$1,573,381	$6,383,994	$15,027

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2016

	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds International Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account (11)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$—	$(60)	$25	$(3,026)	$(3,118)
Net realized gain (loss) on security transactions	(1)	(16)	(55)	(16,526)	(3,686)
Net realized gain distributions	—	3,512	703	28,307	40,321
Change in unrealized appreciation (depreciation) during the period	(4)	(2,752)	(498)	20,812	(19,509)
Net increase (decrease) in net assets resulting from operations	(5)	684	175	29,567	14,008

Unit transactions:
Purchases	—	168	120	—	—
Net transfers	—	(431)	33	1,557	275
Net interfund transfers due to corporate actions	—	—	—	—	—
Surrenders for benefit payments and fees	(75)	(398)	(286)	(125,013)	(599)
Other transactions	—	—	—	1	(1)
Death benefits	—	—	—	—	(2,401)
Net annuity transactions	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(75)	(661)	(133)	(123,455)	(2,726)
Net increase (decrease) in net assets	(80)	23	42	(93,888)	11,282

Net assets:
Beginning of period	80	9,114	6,127	433,083	313,848
End of period	$—	$9,137	$6,169	$339,195	$325,130

The accompanying notes are an integral part of these financial statements.

(1) Formerly Invesco V.I. Money Market Fund. Change effective April 29, 2016.
(2) Not Funded as of December 31, 2016.
(3) Formerly Huntington VA Dividend Capture Fund. Change effective Feb 12, 2016.
(4) Formerly Huntington VA Situs Fund. Change effective Feb 12, 2016.
(5) Liquidated as of April 29, 2016.
(6) Merged with Putnam VT Voyager Fund. Change effective November 18, 2016.
(7) Funded as of November 18, 2016.
(8) Merged with Putnam VT Growth Opportunities Fund. Change effective November 18, 2016.
(9) Liquidated as of April 29, 2016.
(10) Liquidated as of April 29, 2016.
(11) Not Funded as of December 31, 2016.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2015

	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Money Market Fund
	Sub-Account (1)	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$75,309	$193,975	$(118,599)	$61,553	$(36,635)	$(385)	$12,677	$14	$14,702	$(190,065)
Net realized gain (loss) on security transactions	(147,844)	(3,874,295)	228,546	747,522	4,423	(225)	2,277	156	411,479	—
Net realized gain distributions	1,673,773	—	1,691,978	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	(1,591,485)	4,673,665	(2,508,851)	(2,753,674)	(41,167)	(3,928)	(31,062)	(327)	(379,478)	—
Net increase (decrease) in net assets resulting from operations	9,753	993,345	(706,926)	(1,944,599)	(73,379)	(4,538)	(16,108)	(157)	46,703	(190,065)

Unit transactions:
Purchases	142	176,120	34,269	118,574	1,763	—	—	96	117,717	19,330
Net transfers	138,220	530,288	(512,981)	524,788	(90,375)	(827)	(2,154)	219	(161,302)	22,246,637
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(4,010,237)	(9,017,379)	(2,132,339)	(5,052,542)	(521,620)	(16,429)	(66,668)	(228)	(595,795)	(17,652,056)
Other transactions	1,670	4,379	3	3,010	10	—	—	—	1,171	54,733
Death benefits	(468,146)	(1,026,500)	(108,000)	(615,448)	(12,565)	—	(2,280)	—	(413,759)	(369,865)
Net annuity transactions	(379)	60,140	—	38,443	—	(3,092)	(241)	—	12,521	2,821
Net increase (decrease) in net assets resulting from unit transactions	(4,338,730)	(9,272,952)	(2,719,048)	(4,983,175)	(622,787)	(20,348)	(71,343)	87	(1,039,447)	4,301,600
Net increase (decrease) in net assets	(4,328,977)	(8,279,607)	(3,425,974)	(6,927,774)	(696,166)	(24,886)	(87,451)	(70)	(992,744)	4,111,535

Net assets:
Beginning of period	20,789,994	44,263,036	12,339,540	26,622,085	2,822,447	233,483	412,882	5,119	7,549,114	9,820,411
End of period	$16,461,017	$35,983,429	$8,913,566	$19,694,311	$2,126,281	$208,597	$325,431	$5,049	$6,556,370	$13,931,946

(1) Formerly AllianceBernstein VPS Balanced Wealth Strategy Portfolio. Change effective May 1, 2015.
(2) Formerly AllianceBernstein VPS International Value Portfolio. Change effective May 1, 2015.
(3) Formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio. Change effective May 1, 2015.
(4) Formerly AllianceBernstein VPS Value Portfolio. Change effective May 1, 2015.
(5) Formerly AllianceBernstein VPS International Growth Portfolio. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds Global Small Capitalization Fund	Sterling Capital Equity Income VIF	Sterling Capital Special Opportunities VIF	Sterling Capital Total Return Bond VIF	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)	Sub-Account (7)	Sub-Account (8)	Sub-Account (9)	Sub-Account

Operations:
Net investment income (loss)	$(15,284)	$(147,259)	$(54,475)	$(12,845)	$(18,183)	$(6,080)	$80,015	$62,931	$(4,234)	$387,278
Net realized gain (loss) on security transactions	70,877	550,022	522,400	82,704	75,252	(568,037)	434,676	(141,093)	8,795	(806,932)
Net realized gain distributions	173,682	2,347,375	1,236,418	204,772	79,031	—	1,096,284	—	40,363	3,351,529
Change in unrealized appreciation (depreciation) during the period	(141,620)	(2,214,370)	(1,738,209)	(468,199)	(149,059)	617,976	(1,339,476)	97,633	(43,360)	(4,755,843)
Net increase (decrease) in net assets resulting from operations	87,655	535,768	(33,866)	(193,568)	(12,959)	43,859	271,499	19,471	1,564	(1,823,968)

Unit transactions:
Purchases	—	63,876	1,240	408	1,000	80	—	—	—	106,970
Net transfers	(100,345)	(218,415)	97,943	(185,140)	(6,992)	(1,903,655)	(7,251,628)	(2,930,864)	50,029	551,606
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(216,452)	(1,849,232)	(1,656,683)	(411,927)	(124,453)	(182,026)	(545,052)	(247,297)	(105,672)	(6,846,957)
Other transactions	488	624	2,561	412	449	—	(1)	562	(19)	3,242
Death benefits	(14,196)	(139,481)	(41,484)	(25,520)	(6,169)	(1,827)	(2,921)	2,721	—	(919,796)
Net annuity transactions	(2,723)	(26,289)	(20,423)	(15,986)	(5,620)	—	—	(14,542)	(71)	84,233
Net increase (decrease) in net assets resulting from unit transactions	(333,228)	(2,168,917)	(1,616,846)	(637,753)	(141,785)	(2,087,428)	(7,799,602)	(3,189,420)	(55,733)	(7,020,702)
Net increase (decrease) in net assets	(245,573)	(1,633,149)	(1,650,712)	(831,321)	(154,744)	(2,043,569)	(7,528,103)	(3,169,949)	(54,169)	(8,844,670)

Net assets:
Beginning of period	1,956,491	11,875,990	9,265,694	3,874,777	1,029,506	2,043,569	7,528,103	3,169,949	326,967	37,471,382
End of period	$1,710,918	$10,242,841	$7,614,982	$3,043,456	$874,762	$—	$—	$—	$272,798	$28,626,712

(6) Liquidated as of April 24, 2015.
(7) Liquidated as of April 24, 2015.
(8) Liquidated as of April 24, 2015.
(9) Formerly Wells Fargo Advantage VT Omega Growth Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Income VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(203,319)	$(1,225,637)	$(593,433)	$(46,903)	$(25,881)	$1,869	$(26,979)	$(12)	$183,526	$47,014
Net realized gain (loss) on security transactions	1,633,890	3,820,767	230,064	538,358	217,186	371	8,512	71	(27,308)	170,070
Net realized gain distributions	455,082	15,844,011	5,729,504	4,626	173,936	—	352,678	380	63,215	253,791
Change in unrealized appreciation (depreciation) during the period	(1,152,117)	(19,565,742)	(6,454,844)	(705,768)	(364,089)	(6,364)	(391,566)	(669)	(415,292)	(713,362)
Net increase (decrease) in net assets resulting from operations	733,536	(1,126,601)	(1,088,709)	(209,687)	1,152	(4,124)	(57,355)	(230)	(195,859)	(242,487)

Unit transactions:
Purchases	404,400	758,566	230,300	574	—	—	—	48	—	62,522
Net transfers	(229,794)	(2,243,795)	(164,074)	(599,690)	(74,063)	1,380	88,467	23	84,140	10,699
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,797,811)	(32,967,682)	(8,502,157)	(1,039,118)	(803,653)	(6,498)	(231,147)	(116)	(288,998)	(458,920)
Other transactions	672	41,971	3,676	60	1,564	—	4	(1)	717	(1)
Death benefits	(196,278)	(2,999,308)	(709,094)	(15,211)	—	—	(50,488)	—	(20,441)	(58,589)
Net annuity transactions	188,965	37,752	58,117	(1,836)	1,541	—	(3,544)	—	(26,364)	(1,018)
Net increase (decrease) in net assets resulting from unit transactions	(2,629,846)	(37,372,496)	(9,083,232)	(1,655,221)	(874,611)	(5,118)	(196,708)	(46)	(250,946)	(445,307)
Net increase (decrease) in net assets	(1,896,310)	(38,499,097)	(10,171,941)	(1,864,908)	(873,459)	(9,242)	(254,063)	(276)	(446,805)	(687,794)

Net assets:
Beginning of period	14,691,660	182,657,570	48,829,073	6,353,852	3,164,250	53,106	1,529,275	2,856	3,903,832	4,138,535
End of period	$12,795,350	$144,158,473	$38,657,132	$4,488,944	$2,290,791	$43,864	$1,275,212	$2,580	$3,457,027	$3,450,741

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,970	$7,021	$165	$59,531	$3,559,092	$(206,478)	$312,362	$(52,159)	$(674,547)	$(527,350)
Net realized gain (loss) on security transactions	(10,226)	101,330	2	796,612	(244,639)	1,991,323	2,616,060	208,412	7,440,412	1,158,031
Net realized gain distributions	56,095	—	13	—	5,334,271	5,766,225	20,428,150	206,940	24,214,289	7,559,503
Change in unrealized appreciation (depreciation) during the period	(142,496)	(173,890)	(332)	(1,118,622)	(12,847,931)	(7,507,762)	(27,139,805)	(82,488)	(26,801,627)	(4,437,242)
Net increase (decrease) in net assets resulting from operations	(94,657)	(65,539)	(152)	(262,479)	(4,199,207)	43,308	(3,783,233)	280,705	4,178,527	3,752,942

Unit transactions:
Purchases	1,000	46,783	—	16,754	997,437	188,815	645,237	89,569	279,174	83,182
Net transfers	(36,335)	(4,218)	—	491,179	(329,431)	(1,370)	(1,147,024)	745,567	(4,974,525)	1,265,772
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(44,650)	(268,521)	(26)	(3,468,087)	(49,230,748)	(6,642,272)	(30,362,972)	(694,294)	(15,682,554)	(7,097,051)
Other transactions	3	—	—	1,978	137,010	16,445	28,239	72	12,935	3,475
Death benefits	—	(34,282)	—	(179,120)	(5,373,290)	(796,218)	(3,113,502)	(87,782)	(2,090,910)	(537,949)
Net annuity transactions	(913)	—	—	31,498	167,106	(4,180)	59,000	(452)	162,406	(2,864)
Net increase (decrease) in net assets resulting from unit transactions	(80,895)	(260,238)	(26)	(3,105,798)	(53,631,916)	(7,238,780)	(33,891,022)	52,680	(22,293,474)	(6,285,435)
Net increase (decrease) in net assets	(175,552)	(325,777)	(178)	(3,368,277)	(57,831,123)	(7,195,472)	(37,674,255)	333,385	(18,114,947)	(2,532,493)

Net assets:
Beginning of period	519,886	1,076,449	2,716	23,311,264	257,785,467	34,804,184	170,032,453	4,429,776	90,248,060	38,910,128
End of period	$344,334	$750,672	$2,538	$19,942,987	$199,954,344	$27,608,712	$132,358,198	$4,763,161	$72,133,113	$36,377,635

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$943,753	$(32,615)	$(8,962)	$(26,681)	$(280,074)	$(239,827)	$(186,535)	$11,163	$140,490	$(14,145)
Net realized gain (loss) on security transactions	(281,057)	934,289	14,236	64,092	12,622	405,484	597,994	361,464	(770,866)	2,354,109
Net realized gain distributions	—	—	424,077	397,292	2,151	2,866,633	1,297,754	—	—	1,023,938
Change in unrealized appreciation (depreciation) during the period	(1,652,364)	(154,182)	(570,108)	(497,220)	(46,241)	(4,361,660)	(1,832,592)	(281,678)	732,807	(4,771,092)
Net increase (decrease) in net assets resulting from operations	(989,668)	747,492	(140,757)	(62,517)	(311,542)	(1,329,370)	(123,379)	90,949	102,431	(1,407,190)

Unit transactions:
Purchases	50,460	169,671	1,600	6,182	135,253	87,789	55,219	8,194	370,745	190,368
Net transfers	(784,530)	(375,185)	(50,470)	(43,791)	825,987	177,038	999,311	542,558	347,262	(179,580)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(4,522,898)	(9,684,123)	(537,563)	(387,814)	(6,951,736)	(3,694,385)	(2,630,814)	(1,424,932)	(14,216,098)	(6,730,698)
Other transactions	1,830	27,850	(45)	(387)	670	12,833	80	1,228	9,814	4,321
Death benefits	(393,388)	(1,038,616)	(97,000)	(6,086)	(441,430)	(313,041)	(280,716)	(44,508)	(1,827,120)	(473,732)
Net annuity transactions	136,182	31,620	(501)	59	52,764	—	10,694	10,662	127,433	63,990
Net increase (decrease) in net assets resulting from unit transactions	(5,512,344)	(10,868,783)	(683,979)	(431,837)	(6,378,492)	(3,729,766)	(1,846,226)	(906,798)	(15,187,964)	(7,125,331)
Net increase (decrease) in net assets	(6,502,012)	(10,121,291)	(824,736)	(494,354)	(6,690,034)	(5,059,136)	(1,969,605)	(815,849)	(15,085,533)	(8,532,521)

Net assets:
Beginning of period	22,955,022	52,845,560	3,102,862	3,199,748	26,871,583	19,063,359	13,259,042	9,284,131	68,740,183	37,550,088
End of period	$16,453,010	$42,724,269	$2,278,126	$2,705,394	$20,181,549	$14,004,223	$11,289,437	$8,468,282	$53,654,650	$29,017,567

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Huntington VA Dividend Capture Fund	Huntington VA International Equity Fund	Huntington VA Situs Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	Lord Abbett Classic Stock Fund	MFS® Core Equity Fund	MFS® Growth Fund
	Sub-Account	Sub-Account (10)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (11)	Sub-Account

Operations:
Net investment income (loss)	$57,640	$16,616	$(24,462)	$(36,139)	$4,924	$540,654	$(198,395)	$(29,046)	$2,570	$(6,924)
Net realized gain (loss) on security transactions	34,190	(167,649)	158,284	(96,129)	(6,377)	26,496	2,721,422	91,104	96,596	27,720
Net realized gain distributions	—	212,706	342,376	768,221	344,706	164,048	2,676,059	504,001	23,100	25,747
Change in unrealized appreciation (depreciation) during the period	(194,335)	(37,054)	(698,381)	(1,109,367)	(495,867)	(1,347,046)	(7,551,156)	(652,451)	(114,620)	(21,009)
Net increase (decrease) in net assets resulting from operations	(102,505)	24,619	(222,183)	(473,414)	(152,614)	(615,848)	(2,352,070)	(86,392)	7,646	25,534

Unit transactions:
Purchases	468	209	3,991	40,024	10,032	93,549	290,345	4,264	—	66
Net transfers	(129,132)	(891,158)	(449,658)	(281,008)	(77,730)	236,440	(855,586)	(106,430)	5,649	55,091
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	(467,201)	—
Surrenders for benefit payments and fees	(597,918)	(32,615)	(748,724)	(1,767,490)	(557,073)	(5,885,913)	(11,826,735)	(737,784)	(55,349)	(92,857)
Other transactions	149	—	113	5,607	(10)	3,746	32,503	16	—	2
Death benefits	(75,626)	—	(105,181)	(70,545)	(48,144)	(496,967)	(1,534,371)	(70,287)	—	—
Net annuity transactions	—	—	—	—	—	(311)	(4,176)	(429)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(802,059)	(923,564)	(1,299,459)	(2,073,412)	(672,925)	(6,049,456)	(13,898,020)	(910,650)	(516,901)	(37,698)
Net increase (decrease) in net assets	(904,564)	(898,945)	(1,521,642)	(2,546,826)	(825,539)	(6,665,304)	(16,250,090)	(997,042)	(509,255)	(12,164)

Net assets:
Beginning of period	2,880,769	898,945	3,608,196	11,216,535	4,567,548	28,736,081	65,113,181	3,950,222	509,255	455,421
End of period	$1,976,205	$—	$2,086,554	$8,669,709	$3,742,009	$22,070,777	$48,863,091	$2,953,180	$—	$443,257

(10) Liquidated as of March 6, 2015.
(11) Merged with MFS® Core Equity Portfolio. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	MFS® Investors Growth Stock Fund	MFS® Investors Trust Fund	MFS® Total Return Fund	MFS® Value Fund	Invesco V.I. Equity and Income Fund	UIF Core Plus Fixed Income Portfolio	UIF Emerging Markets Debt Portfolio	UIF Emerging Markets Equity Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio
	Sub-Account (12)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,881	$(6,225)	$31,875	$98	$19,115	$54,492	$15,070	$(76,413)	$(137,949)	$(84,078)
Net realized gain (loss) on security transactions	68,674	32,630	134,735	332	145,868	(12,779)	(2,273)	(763,765)	178,746	(86,279)
Net realized gain distributions	35,893	60,270	149,320	534	196,938	—	—	—	1,264,549	923,994
Change in unrealized appreciation (depreciation) during the period	(102,632)	(95,168)	(396,817)	(1,137)	(444,466)	(117,213)	(23,552)	(159,236)	(383,492)	(1,122,103)
Net increase (decrease) in net assets resulting from operations	3,816	(8,493)	(80,887)	(173)	(82,545)	(75,500)	(10,755)	(999,414)	921,854	(368,466)

Unit transactions:
Purchases	—	—	—	168	83,666	62,678	1,000	11,512	65,122	2,020
Net transfers	(11,216)	67,345	3,563	(148)	(30,672)	(151,918)	(19,268)	(424,676)	(381,250)	(261,514)
Net interfund transfers due to corporate actions	(414,110)	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(13,034)	(53,292)	(489,882)	(400)	(371,217)	(667,199)	(46,546)	(1,944,902)	(827,530)	(980,957)
Other transactions	—	(1)	20	—	(40)	—	1	2,055	(3)	(8)
Death benefits	—	(17,812)	(156,446)	—	(501,536)	(110,517)	(10,502)	(89,627)	(292,429)	(65,756)
Net annuity transactions	—	(1,171)	(12,814)	—	(8,466)	94,018	—	(607)	142,533	—
Net increase (decrease) in net assets resulting from unit transactions	(438,360)	(4,931)	(655,559)	(380)	(828,265)	(772,938)	(75,315)	(2,446,245)	(1,293,557)	(1,306,215)
Net increase (decrease) in net assets	(434,544)	(13,424)	(736,446)	(553)	(910,810)	(848,438)	(86,070)	(3,445,659)	(371,703)	(1,674,681)

Net assets:
Beginning of period	434,544	544,990	4,383,366	9,491	2,824,031	3,909,647	468,283	10,212,616	9,554,078	6,252,458
End of period	$—	$531,566	$3,646,920	$8,938	$1,913,221	$3,061,209	$382,213	$6,766,957	$9,182,375	$4,577,777

(12) Merged with MFS® Massachusetts Investors Growth Stock Portfolio. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	Morgan Stanley Money Market Portfolio	Invesco V.I. Equally-Weighted S&P 500 Fund	UIF Small Company Growth Portfolio	UIF Global Franchise Portfolio	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(105,420)	$(24,608)	$(50,208)	$(26,810)	$(5,013)	$699	$(38,842)	$(354,984)	$(341,127)	$(54,578)
Net realized gain (loss) on security transactions	190,950	170,144	—	35,685	(2,465)	99	240,623	2,152,098	2,948,318	278,778
Net realized gain distributions	801,823	350,811	—	1,103,334	59,210	69,512	229,362	4,069,748	5,384,391	807,350
Change in unrealized appreciation (depreciation) during the period	(1,577,387)	(634,133)	—	(1,403,391)	(77,370)	(52,038)	(317,417)	(5,370,395)	(5,383,389)	(943,393)
Net increase (decrease) in net assets resulting from operations	(690,034)	(137,786)	(50,208)	(291,182)	(25,638)	18,272	113,726	496,467	2,608,193	88,157

Unit transactions:
Purchases	9,315	60	25,756	77,972	—	—	1,236	121,433	291,259	7,943
Net transfers	(71,499)	(115,232)	301,863	51,083	1,816	(1,611)	532,911	45,074	(1,802,752)	100,202
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,316,130)	(199,975)	(1,370,648)	(580,361)	(20,735)	(20,915)	(552,425)	(5,513,411)	(16,652,692)	(1,041,684)
Other transactions	1,832	(2)	174	1,647	—	3	1,471	5,179	19,873	2
Death benefits	(228,904)	(55,658)	(179,878)	(181,400)	—	—	(20,240)	(530,422)	(1,778,000)	(25,514)
Net annuity transactions	(33,883)	7,435	88,327	1,742	—	—	1,014	170,457	(5,307)	—
Net increase (decrease) in net assets resulting from unit transactions	(1,639,269)	(363,372)	(1,134,406)	(629,317)	(18,919)	(22,523)	(36,033)	(5,701,690)	(19,927,619)	(959,051)
Net increase (decrease) in net assets	(2,329,303)	(501,158)	(1,184,614)	(920,499)	(44,557)	(4,251)	77,693	(5,205,223)	(17,319,426)	(870,894)

Net assets:
Beginning of period	7,985,987	1,976,096	3,506,538	7,372,421	240,434	444,133	2,456,957	25,720,914	87,948,724	5,628,841
End of period	$5,656,684	$1,474,938	$2,321,924	$6,451,922	$195,877	$439,882	$2,534,650	$20,515,691	$70,629,298	$4,757,947

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth and Income Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Investors Fund	Putnam VT Multi-Cap Growth Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(284,096)	$1,639,162	$27,543	$12,007	$1,672	$(72,378)	$(39,888)	$(33,265)	$(127,428)	$7,205
Net realized gain (loss) on security transactions	1,897,846	(1,057,946)	128,939	9,163	7,722	(956,435)	1,488,471	267,382	(1,609,930)	11,146
Net realized gain distributions	4,464,974	—	379,688	—	—	—	—	48,697	2,095,323	—
Change in unrealized appreciation (depreciation) during the period	(8,250,778)	(1,305,224)	(572,378)	(270,016)	(71,218)	1,095,819	(1,922,010)	(323,440)	(1,314,534)	(57,775)
Net increase (decrease) in net assets resulting from operations	(2,172,054)	(724,008)	(36,208)	(248,846)	(61,824)	67,006	(473,427)	(40,626)	(956,569)	(39,424)

Unit transactions:
Purchases	122,740	41,181	29,079	11,561	30,565	91,789	127,602	23,645	51,029	13,573
Net transfers	(831,655)	(154,705)	(115,567)	22,625	42,350	533,943	(111,040)	18,864	(566,251)	96,226
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(6,192,845)	(4,184,576)	(523,373)	(648,547)	(543,036)	(4,731,849)	(3,491,607)	(724,487)	(3,224,463)	(633,737)
Other transactions	3,411	(2)	(10)	31	793	3,113	2,152	1,103	1,262	(3)
Death benefits	(676,202)	(421,847)	(69,592)	(281,263)	(36,112)	(576,346)	(388,664)	(52,574)	(363,058)	(70,432)
Net annuity transactions	99,235	5,677	—	(195)	—	34,304	(24)	—	9,871	—
Net increase (decrease) in net assets resulting from unit transactions	(7,475,316)	(4,714,272)	(679,463)	(895,788)	(505,440)	(4,645,046)	(3,861,581)	(733,449)	(4,091,610)	(594,373)
Net increase (decrease) in net assets	(9,647,370)	(5,438,280)	(715,671)	(1,144,634)	(567,264)	(4,578,040)	(4,335,008)	(774,075)	(5,048,179)	(633,797)

Net assets:
Beginning of period	35,915,672	22,349,621	4,447,204	3,344,336	3,183,267	24,324,737	17,190,273	4,373,809	20,433,163	2,547,744
End of period	$26,268,302	$16,911,341	$3,731,533	$2,199,702	$2,616,003	$19,746,697	$12,855,265	$3,599,734	$15,384,984	$1,913,947

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Putnam VT Voyager Fund	Putnam VT Equity Income Fund	Pioneer Fund VCT Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (13)	Sub-Account (14)	Sub-Account (15)

Operations:
Net investment income (loss)	$(12,810)	$9,486	$(1,816)	$164,072	$(2,682)	$(1,379)	$(3,587)	$(43)	$29,265	$(29,290)
Net realized gain (loss) on security transactions	290,836	694,064	(319)	622,751	1,659,415	950	(8,215)	81	27,209	197,180
Net realized gain distributions	456,696	—	40,614	2,565,069	69,332	395	17,105	784	—	206,607
Change in unrealized appreciation (depreciation) during the period	(946,597)	(894,674)	(41,488)	(4,135,145)	(3,689,099)	1,998	(14,219)	(941)	(18,392)	(400,895)
Net increase (decrease) in net assets resulting from operations	(211,875)	(191,124)	(3,009)	(783,253)	(1,963,034)	1,964	(8,916)	(119)	38,082	(26,398)

Unit transactions:
Purchases	—	3,931	—	15,836	60,704	—	—	—	1,192	4,072
Net transfers	(112,422)	37,573	499	(298,804)	635,032	61,341	8,092	(63)	(60,489)	(106,010)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(680,524)	(1,056,675)	(25,131)	(3,342,585)	(4,887,980)	(707)	(4,646)	—	(266,217)	(353,070)
Other transactions	75	(454)	—	3,746	8,989	4	—	—	6	39
Death benefits	(15,732)	(104,296)	—	(504,101)	(584,609)	(1,003)	—	—	(66,489)	(47,907)
Net annuity transactions	149,578	3,340	—	4,912	39,665	—	—	—	—	4,580
Net increase (decrease) in net assets resulting from unit transactions	(659,025)	(1,116,581)	(24,632)	(4,120,996)	(4,728,199)	59,635	3,446	(63)	(391,997)	(498,296)
Net increase (decrease) in net assets	(870,900)	(1,307,705)	(27,641)	(4,904,249)	(6,691,233)	61,599	(5,470)	(182)	(353,915)	(524,694)

Net assets:
Beginning of period	3,309,477	5,748,106	158,480	20,402,746	29,441,049	70,511	136,311	5,493	1,255,364	2,047,656
End of period	$2,438,577	$4,440,401	$130,839	$15,498,497	$22,749,816	$132,110	$130,841	$5,311	$901,449	$1,522,962

(13) Formerly Wells Fargo Advantage VT Intrinsic Value Fund. Change effective December 15, 2015.
(14) Formerly Wells Fargo Advantage VT International Equity Fund. Change effective December 15, 2015.
(15) Formerly Wells Fargo Advantage VT Small Cap Growth Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2015

	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	UIF Global Infrastructure Portfolio	HIMCO VIT Index Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds International Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account (16)	Sub-Account (17)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (18)(19)	Sub-Account (20)(21)

Operations:
Net investment income (loss)	$(41,990)	$(2,188)	$4,423	$(79,695)	$125	$(1)	$(9)	$12	$(3,134)	$(2,334)
Net realized gain (loss) on security transactions	260,638	71,259	(12,062)	239,069	(4)	—	111	57	(310)	970
Net realized gain distributions	—	21,965	193,374	86,009	37	1	210	45	34,140	16,977
Change in unrealized appreciation (depreciation) during the period	(722,487)	(95,861)	(470,074)	(257,203)	(321)	(1)	189	(443)	(47,303)	(22,565)
Net increase (decrease) in net assets resulting from operations	(503,839)	(4,825)	(284,339)	(11,820)	(163)	(1)	501	(329)	(16,607)	(6,952)

Unit transactions:
Purchases	11,221	—	81,076	70,847	288	—	168	120	—	—
Net transfers	198,357	(14,482)	(18,118)	(104,790)	(140)	—	(463)	242	—	(18,504)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	467,201	414,110
Surrenders for benefit payments and fees	(784,213)	(80,278)	(201,373)	(1,691,797)	(670)	(1)	(407)	(287)	(17,511)	(74,804)
Other transactions	(19)	(97)	(1)	5	—	(1)	—	—	—	(1)
Death benefits	(150,778)	4,974	(99,647)	(31,257)	—	—	—	—	—	(1)
Net annuity transactions	11,217	—	(12,040)	1,280	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(714,215)	(89,883)	(250,103)	(1,755,712)	(522)	(2)	(702)	75	449,690	320,800
Net increase (decrease) in net assets	(1,218,054)	(94,708)	(534,442)	(1,767,532)	(685)	(3)	(201)	(254)	433,083	313,848

Net assets:
Beginning of period	4,676,966	275,718	2,069,290	8,326,002	15,486	83	9,315	6,381	—	—
End of period	$3,458,912	$181,010	$1,534,848	$6,558,470	$14,801	$80	$9,114	$6,127	$433,083	$313,848

(16) Formerly Wells Fargo Advantage VT Small Cap Value Fund. Change effective December 15, 2015.
(17) Formerly Wells Fargo Advantage VT Opportunity Fund. Change effective December 15, 2015.
(18) Funded as of March 27, 2015.
(19) Merged with MFS® Core Equity Fund. Change effective March 27, 2015.
(20) Funded as of March 27, 2015.
(21) Merged with MFS® Investors Growth Stock Fund. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life Insurance Company
Notes to Financial Statements
December 31, 2016

1. Organization:

Separate Account Three (the “Account”) is a separate investment account established by Hartford Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

The Account is comprised of the following Sub-Accounts:

AB VPS Balanced Wealth Strategy Portfolio, AB VPS International Value Portfolio, AB VPS Small/Mid Cap Value Portfolio, AB VPS Value Portfolio, AB VPS International Growth Portfolio, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. International Growth Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Government Money Market Fund (Formerly Invesco V.I. Money Market Fund), American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds Global Small Capitalization Fund, Wells Fargo VT Omega Growth Fund, Fidelity® VIP Equity-Income Portfolio, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Value Strategies Portfolio, Fidelity® VIP Dynamic Capital Appreciation Portfolio, Franklin Income VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund, Templeton Growth VIP Fund, Templeton Global Bond VIP Fund^, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Catalyst Dividend Capture VA Fund (Formerly Huntington VA Dividend Capture Fund), Catalyst Insider Buying VA Fund (Formerly Huntington VA Situs Fund), Lord Abbett Fundamental Equity Fund, Lord Abbett Calibrated Dividend Growth Fund, Lord Abbett Bond Debenture Fund, Lord Abbett Growth and Income Fund, Lord Abbett Classic Stock Fund, MFS® Growth Fund, MFS® Investors Trust Fund, MFS® Total Return Fund, MFS® Value Fund, Invesco V.I. Equity and Income Fund, UIF Core Plus Fixed Income Portfolio, UIF Emerging Markets Debt Portfolio, UIF Emerging Markets Equity Portfolio, UIF Growth Portfolio, UIF Mid Cap Growth Portfolio, Invesco V.I. American Value Fund, Morgan Stanley Mid Cap Growth Portfolio, Morgan Stanley Money Market Portfolio*, Invesco V.I. Equally-Weighted S&P 500 Fund, UIF Small Company Growth Portfolio, UIF Global Franchise Portfolio, Oppenheimer Discovery Mid Cap Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Fund/VA, Oppenheimer Main Street Fund®/VA, Oppenheimer Main Street Small Cap Fund/VA, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Growth and Income Fund, Putnam VT Growth Opportunities Fund (Merged with Putnam VT Voyager Fund), Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Investors Fund, Putnam VT Multi-Cap Growth Fund, Putnam VT Small Cap Value Fund, Putnam VT George Putnam Balanced Fund, Putnam VT Voyager Fund (Merged with Putnam VT Growth Opportunities Fund), Putnam VT Equity Income Fund, Pioneer Fund VCT Portfolio, Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Invesco V.I. Mid Cap Growth Fund, Wells Fargo VT Intrinsic Value Fund*, Wells Fargo VT International Equity Fund, Wells Fargo VT Small Cap Growth Fund, Wells Fargo VT Small Cap Value Fund*, Wells Fargo VT Opportunity Fund, UIF Global Infrastructure Portfolio, HIMCO VIT Index Fund, HIMCO VIT American Funds Bond Fund, HIMCO VIT American Funds Global Small Capitalization Fund^, HIMCO VIT American Funds Growth Fund, HIMCO VIT American Funds International Fund, MFS® Core Equity Portfolio, MFS® Massachusetts Investors Growth Stock Portfolio.

* During 2016, this Sub-Account was liquidated.

^ This Sub-Account was not funded as of December 31, 2016, and as a result, is not presented in the statements of assets and liabilities.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2016 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2016, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2016 and 2015.

g) Accounting for Uncertain Tax Positions - The federal audit of the years 2012 and 2013 began in March 2015 and is expected to be completed in 2017. Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2016.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.60% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

c) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

d) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV/EPB Death Benefit Charge maximum of 0.30%
MAV Plus Charge maximum of 0.30%
MAV Plus Death Benefit Charge maximum of 0.30%
The Hartford’s Lifetime Income Builder Charge maximum of 0.75%
The Hartford’s Lifetime Income Builder II Charge maximum of 0.75%
The Hartford’s Lifetime Income Foundation Charge maximum of 0.30%
The Hartford’s Lifetime Income Builder Selects Charge maximum of 1.50%
The Hartford’s Lifetime Income Builder Portfolios Charge maximum of 1.50%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

e) Transactions with Related Parties - The Sponsor and its affiliates receive fees from the HLS and HIMCO VIT funds for services provided to these Funds. The fees received for these services are a maximum of 1.07% and 1.10%, respectively, of the Funds’ average daily net assets.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2016 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
AB VPS Balanced Wealth Strategy Portfolio	$1,521,311	$3,868,817
AB VPS International Value Portfolio	$2,894,089	$8,596,912
AB VPS Small/Mid Cap Value Portfolio	$2,546,911	$2,426,636
AB VPS Value Portfolio	$1,192,975	$4,302,904
AB VPS International Growth Portfolio	$115,622	$564,861
Invesco V.I. Government Securities Fund	$24,645	$36,612
Invesco V.I. High Yield Fund	$85,563	$76,821
Invesco V.I. International Growth Fund	$488	$505
Invesco V.I. Diversified Dividend Fund	$201,721	$795,096
Invesco V.I. Government Money Market Fund+	$22,886,428	$19,833,859
American Funds Global Growth Fund	$163,810	$188,202
American Funds Growth Fund	$1,286,340	$1,799,549
American Funds Growth-Income Fund	$1,161,316	$1,493,846
American Funds International Fund	$348,192	$524,431
American Funds Global Small Capitalization Fund	$194,916	$215,392
Wells Fargo VT Omega Growth Fund	$17,059	$102,452
Fidelity® VIP Equity-Income Portfolio	$3,484,919	$6,358,308
Fidelity® VIP Growth Portfolio	$1,852,384	$2,865,117
Fidelity® VIP Contrafund® Portfolio	$14,087,130	$27,679,060
Fidelity® VIP Mid Cap Portfolio	$3,218,305	$7,814,973
Fidelity® VIP Value Strategies Portfolio	$89,174	$765,204
Fidelity® VIP Dynamic Capital Appreciation Portfolio	$288,866	$581,667
Franklin Income VIP Fund	$3,071	$5,167
Franklin Small-Mid Cap Growth VIP Fund	$154,801	$265,370
Franklin Small Cap Value VIP Fund	$517	$568
Franklin Strategic Income VIP Fund	$244,297	$778,947
Franklin Mutual Shares VIP Fund	$365,165	$560,654
Templeton Developing Markets VIP Fund	$46,341	$34,861
Templeton Growth VIP Fund	$55,975	$84,918
Templeton Global Bond VIP Fund+	$—	$2,487
Hartford Balanced HLS Fund	$2,254,112	$3,977,964
Hartford Total Return Bond HLS Fund	$15,640,299	$43,087,878
Hartford Capital Appreciation HLS Fund	$4,113,814	$6,930,255
Hartford Dividend and Growth HLS Fund	$19,115,357	$25,433,617
Hartford Global Growth HLS Fund	$781,151	$1,291,869
Hartford Disciplined Equity HLS Fund	$13,119,728	$16,735,424
Hartford Growth Opportunities HLS Fund	$6,124,100	$9,346,421
Hartford High Yield HLS Fund	$2,735,551	$4,320,224
Hartford International Opportunities HLS Fund	$2,812,969	$9,150,533
Hartford Small/Mid Cap Equity HLS Fund	$614,377	$585,009
Hartford MidCap Value HLS Fund	$613,961	$695,095
Hartford Ultrashort Bond HLS Fund	$3,333,639	$7,181,327
Hartford Small Company HLS Fund	$2,410,075	$3,065,052
Hartford SmallCap Growth HLS Fund	$1,643,791	$4,297,857
Hartford Stock HLS Fund	$1,447,461	$1,585,124
Hartford U.S. Government Securities HLS Fund	$5,034,063	$12,242,813
Hartford Value HLS Fund	$4,612,300	$6,092,315
Catalyst Dividend Capture VA Fund+	$96,184	$364,165
Catalyst Insider Buying VA Fund+	$601,394	$414,766
Lord Abbett Fundamental Equity Fund	$419,316	$2,028,737
Lord Abbett Calibrated Dividend Growth Fund	$2,272,315	$1,241,496
Lord Abbett Bond Debenture Fund	$2,411,927	$5,405,705
Lord Abbett Growth and Income Fund	$1,710,874	$9,828,917
Lord Abbett Classic Stock Fund	$356,628	$850,451
MFS® Growth Fund	$97,745	$123,403
MFS® Investors Trust Fund	$55,146	$101,717
MFS® Total Return Fund	$271,304	$467,738
MFS® Value Fund	$1,193	$1,021
Invesco V.I. Equity and Income Fund	$70,508	$596,214
UIF Core Plus Fixed Income Portfolio	$367,654	$707,659
UIF Emerging Markets Debt Portfolio	$23,541	$115,949
UIF Emerging Markets Equity Portfolio	$1,205,391	$2,493,298
UIF Growth Portfolio	$1,540,711	$986,113
UIF Mid Cap Growth Portfolio	$574,636	$1,004,558
Invesco V.I. American Value Fund	$627,343	$1,302,817
Morgan Stanley Mid Cap Growth Portfolio	$50,873	$135,808
Morgan Stanley Money Market Portfolio+	$144,612	$2,466,533
Invesco V.I. Equally-Weighted S&P 500 Fund	$356,736	$1,669,802
UIF Small Company Growth Portfolio	$15,896	$68,258
UIF Global Franchise Portfolio	$67,797	$49,408
Oppenheimer Discovery Mid Cap Growth Fund/VA	$326,832	$1,046,297
Oppenheimer Capital Appreciation Fund/VA	$2,707,910	$4,427,838
Oppenheimer Global Fund/VA	$6,422,601	$12,169,871
Oppenheimer Main Street Fund®/VA	$824,841	$1,176,259
Oppenheimer Main Street Small Cap Fund/VA	$1,683,578	$5,898,131
Putnam VT Diversified Income Fund	$1,553,326	$3,409,088
Putnam VT Global Asset Allocation Fund	$374,570	$1,109,500
Putnam VT Growth and Income Fund	$205,100	$660,392
Putnam VT Growth Opportunities Fund+	$1,900,106	$200,384
Putnam VT International Value Fund	$337,340	$534,987
Putnam VT International Equity Fund	$2,438,345	$4,807,244
Putnam VT Investors Fund	$744,463	$2,665,681
Putnam VT Multi-Cap Growth Fund	$678,262	$912,115
Putnam VT Small Cap Value Fund	$2,732,387	$3,799,697
Putnam VT George Putnam Balanced Fund	$157,151	$370,779
Putnam VT Voyager Fund+	$220,984	$2,562,321
Putnam VT Equity Income Fund	$503,042	$1,225,954
Pioneer Fund VCT Portfolio	$28,131	$18,628
Invesco V.I. Growth and Income Fund	$1,898,116	$3,319,853
Invesco V.I. Comstock Fund	$2,430,021	$5,171,613
Invesco V.I. American Franchise Fund	$35,818	$80,317
Invesco V.I. Mid Cap Growth Fund	$16,827	$31,322
Wells Fargo VT Intrinsic Value Fund+	$2,155	$5,342
Wells Fargo VT International Equity Fund	$170,491	$240,726
Wells Fargo VT Small Cap Growth Fund	$245,884	$467,564
Wells Fargo VT Small Cap Value Fund+	$71,833	$3,712,081
Wells Fargo VT Opportunity Fund	$9,659	$121,382
UIF Global Infrastructure Portfolio	$129,425	$185,532
HIMCO VIT Index Fund	$1,600,605	$1,883,804
HIMCO VIT American Funds Bond Fund	$1,656	$1,164
HIMCO VIT American Funds Global Small Capitalization Fund+	$—	$76
HIMCO VIT American Funds Growth Fund	$3,703	$912
HIMCO VIT American Funds International Fund	$1,340	$745
MFS® Core Equity Portfolio	$38,020	$136,196
MFS® Massachusetts Investors Growth Stock Portfolio	$72,913	$38,437

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2016 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
AB VPS Balanced Wealth Strategy Portfolio	24,756	251,497	(226,741)
AB VPS International Value Portfolio	292,518	879,553	(587,035)
AB VPS Small/Mid Cap Value Portfolio	93,023	117,807	(24,784)
AB VPS Value Portfolio	78,543	319,314	(240,771)
AB VPS International Growth Portfolio	15,681	69,997	(54,316)
Invesco V.I. Government Securities Fund	2,130	3,251	(1,121)
Invesco V.I. High Yield Fund	6,065	6,222	(157)
Invesco V.I. International Growth Fund	39	40	(1)
Invesco V.I. Diversified Dividend Fund	13,609	47,348	(33,739)
Invesco V.I. Government Money Market Fund+	2,378,726	2,042,052	336,674
American Funds Global Growth Fund	689	8,054	(7,365)
American Funds Growth Fund	20,754	87,933	(67,179)
American Funds Growth-Income Fund	14,123	68,218	(54,095)
American Funds International Fund	7,415	36,140	(28,725)
American Funds Global Small Capitalization Fund	3,177	10,748	(7,571)
Wells Fargo VT Omega Growth Fund	5,206	63,712	(58,506)
Fidelity® VIP Equity-Income Portfolio	73,954	399,844	(325,890)
Fidelity® VIP Growth Portfolio	39,185	144,988	(105,803)
Fidelity® VIP Contrafund® Portfolio	124,632	1,351,985	(1,227,353)
Fidelity® VIP Mid Cap Portfolio	42,673	367,340	(324,667)
Fidelity® VIP Value Strategies Portfolio	4,311	44,752	(40,441)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	13,319	38,433	(25,114)
Franklin Income VIP Fund	72	339	(267)
Franklin Small-Mid Cap Growth VIP Fund	1,796	19,183	(17,387)
Franklin Small Cap Value VIP Fund	8	33	(25)
Franklin Strategic Income VIP Fund	5,998	34,250	(28,252)
Franklin Mutual Shares VIP Fund	1,148	24,506	(23,358)
Templeton Developing Markets VIP Fund	2,400	1,686	714
Templeton Growth VIP Fund	1,027	5,236	(4,209)
Templeton Global Bond VIP Fund+	—	184	(184)
Hartford Balanced HLS Fund	804,251	1,707,453	(903,202)
Hartford Total Return Bond HLS Fund	4,098,864	17,963,957	(13,865,093)
Hartford Capital Appreciation HLS Fund	85,711	373,375	(287,664)
Hartford Dividend and Growth HLS Fund	890,793	8,515,477	(7,624,684)
Hartford Global Growth HLS Fund	125,657	417,368	(291,711)
Hartford Disciplined Equity HLS Fund	1,822,422	6,835,162	(5,012,740)
Hartford Growth Opportunities HLS Fund	485,821	2,893,609	(2,407,788)
Hartford High Yield HLS Fund	747,871	1,757,077	(1,009,206)
Hartford International Opportunities HLS Fund	1,224,247	4,728,764	(3,504,517)
Hartford Small/Mid Cap Equity HLS Fund	30,274	40,114	(9,840)
Hartford MidCap Value HLS Fund	13,773	34,169	(20,396)
Hartford Ultrashort Bond HLS Fund	2,739,238	5,901,965	(3,162,727)
Hartford Small Company HLS Fund	462,028	1,117,641	(655,613)
Hartford SmallCap Growth HLS Fund	433,141	1,578,537	(1,145,396)
Hartford Stock HLS Fund	700,661	668,953	31,708
Hartford U.S. Government Securities HLS Fund	3,377,183	9,367,256	(5,990,073)
Hartford Value HLS Fund	362,091	2,773,293	(2,411,202)
Catalyst Dividend Capture VA Fund+	4,088	151,590	(147,502)
Catalyst Insider Buying VA Fund+	23,901	200,463	(176,562)
Lord Abbett Fundamental Equity Fund	9,952	105,291	(95,339)
Lord Abbett Calibrated Dividend Growth Fund	101,993	65,597	36,396
Lord Abbett Bond Debenture Fund	88,810	301,861	(213,051)
Lord Abbett Growth and Income Fund	30,453	615,136	(584,683)
Lord Abbett Classic Stock Fund	13,034	47,084	(34,050)
MFS® Growth Fund	7,070	10,233	(3,163)
MFS® Investors Trust Fund	70	6,776	(6,706)
MFS® Total Return Fund	2,859	21,064	(18,205)
MFS® Value Fund	18	57	(39)
Invesco V.I. Equity and Income Fund	873	38,890	(38,017)
UIF Core Plus Fixed Income Portfolio	24,629	47,679	(23,050)
UIF Emerging Markets Debt Portfolio	116	5,335	(5,219)
UIF Emerging Markets Equity Portfolio	72,237	157,062	(84,825)
UIF Growth Portfolio	25,496	73,574	(48,078)
UIF Mid Cap Growth Portfolio	21,785	51,973	(30,188)
Invesco V.I. American Value Fund	16,659	63,892	(47,233)
Morgan Stanley Mid Cap Growth Portfolio	192	3,957	(3,765)
Morgan Stanley Money Market Portfolio+	15,327	240,314	(224,987)
Invesco V.I. Equally-Weighted S&P 500 Fund	4,231	53,681	(49,450)
UIF Small Company Growth Portfolio	223	3,084	(2,861)
UIF Global Franchise Portfolio	48	1,413	(1,365)
Oppenheimer Discovery Mid Cap Growth Fund/VA	12,180	68,705	(56,525)
Oppenheimer Capital Appreciation Fund/VA	56,011	269,663	(213,652)
Oppenheimer Global Fund/VA	111,835	680,379	(568,544)
Oppenheimer Main Street Fund®/VA	16,435	65,105	(48,670)
Oppenheimer Main Street Small Cap Fund/VA	37,691	291,372	(253,681)
Putnam VT Diversified Income Fund	25,008	156,031	(131,023)
Putnam VT Global Asset Allocation Fund	3,478	29,644	(26,166)
Putnam VT Growth and Income Fund	2,572	13,862	(11,290)
Putnam VT Growth Opportunities Fund+	182,341	18,703	163,638
Putnam VT International Value Fund	41,295	70,492	(29,197)
Putnam VT International Equity Fund	131,235	311,417	(180,182)
Putnam VT Investors Fund	11,872	193,528	(181,656)
Putnam VT Multi-Cap Growth Fund	16,316	42,834	(26,518)
Putnam VT Small Cap Value Fund	34,756	117,527	(82,771)
Putnam VT George Putnam Balanced Fund	8,284	22,788	(14,504)
Putnam VT Voyager Fund+	2,819	82,960	(80,141)
Putnam VT Equity Income Fund	14,576	48,326	(33,750)
Pioneer Fund VCT Portfolio	2,632	10,215	(7,583)
Invesco V.I. Growth and Income Fund	19,352	135,796	(116,444)
Invesco V.I. Comstock Fund	27,974	220,816	(192,842)
Invesco V.I. American Franchise Fund	1,358	3,746	(2,388)
Invesco V.I. Mid Cap Growth Fund	301	1,653	(1,352)
Wells Fargo VT Intrinsic Value Fund+	—	3,065	(3,065)
Wells Fargo VT International Equity Fund	63,769	190,821	(127,052)
Wells Fargo VT Small Cap Growth Fund	7,527	26,440	(18,913)
Wells Fargo VT Small Cap Value Fund+	4,308	272,354	(268,046)
Wells Fargo VT Opportunity Fund	73	7,456	(7,383)
UIF Global Infrastructure Portfolio	152	15,343	(15,191)
HIMCO VIT Index Fund	481,424	780,083	(298,659)
HIMCO VIT American Funds Bond Fund	87	88	(1)
HIMCO VIT American Funds Global Small Capitalization Fund+	—	7	(7)
HIMCO VIT American Funds Growth Fund	11	55	(44)
HIMCO VIT American Funds International Fund	58	68	(10)
MFS® Core Equity Portfolio	677	12,787	(12,110)
MFS® Massachusetts Investors Growth Stock Portfolio	2,901	3,160	(259)

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2015 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
AB VPS Balanced Wealth Strategy Portfolio	59,161	356,334	(297,173)
AB VPS International Value Portfolio	379,596	1,283,952	(904,356)
AB VPS Small/Mid Cap Value Portfolio	40,040	178,810	(138,770)
AB VPS Value Portfolio	104,724	471,522	(366,798)
AB VPS International Growth Portfolio	35,652	110,173	(74,521)
Invesco V.I. Government Securities Fund	711	2,741	(2,030)
Invesco V.I. High Yield Fund	122	6,189	(6,067)
Invesco V.I. International Growth Fund	49	39	10
Invesco V.I. Diversified Dividend Fund	14,911	77,838	(62,927)
Invesco V.I. Money Market Fund	3,099,399	2,660,065	439,334
American Funds Global Growth Fund	3,469	22,776	(19,307)
American Funds Growth Fund	24,348	169,700	(145,352)
American Funds Growth-Income Fund	13,217	97,434	(84,217)
American Funds International Fund	5,397	52,842	(47,445)
American Funds Global Small Capitalization Fund	4,234	11,014	(6,780)
Sterling Capital Equity Income VIF	24,209	1,205,131	(1,180,922)
Sterling Capital Special Opportunities VIF	29,522	2,668,892	(2,639,370)
Sterling Capital Total Return Bond VIF	34,453	2,281,559	(2,247,106)
Wells Fargo VT Omega Growth Fund	36,065	87,994	(51,929)
Fidelity® VIP Equity-Income Portfolio	106,094	573,235	(467,141)
Fidelity® VIP Growth Portfolio	81,903	224,286	(142,383)
Fidelity® VIP Contrafund® Portfolio	169,547	2,069,246	(1,899,699)
Fidelity® VIP Mid Cap Portfolio	76,564	517,761	(441,197)
Fidelity® VIP Value Strategies Portfolio	44,678	141,622	(96,944)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	27,483	86,157	(58,674)
Franklin Income VIP Fund	159	536	(377)
Franklin Small-Mid Cap Growth VIP Fund	10,587	23,482	(12,895)
Franklin Small Cap Value VIP Fund	10	12	(2)
Franklin Strategic Income VIP Fund	4,321	16,658	(12,337)
Franklin Mutual Shares VIP Fund	4,632	26,550	(21,918)
Templeton Developing Markets VIP Fund	285	4,687	(4,402)
Templeton Growth VIP Fund	3,355	20,579	(17,224)
Templeton Global Bond VIP Fund	—	2	(2)
Hartford Balanced HLS Fund	504,319	2,349,522	(1,845,203)
Hartford Total Return Bond HLS Fund	3,592,473	28,296,646	(24,704,173)
Hartford Capital Appreciation HLS Fund	120,120	511,858	(391,738)
Hartford Dividend and Growth HLS Fund	1,059,292	13,132,747	(12,073,455)
Hartford Global Growth HLS Fund	459,335	468,744	(9,409)
Hartford Disciplined Equity HLS Fund	644,303	11,130,709	(10,486,406)
Hartford Growth Opportunities HLS Fund	1,139,132	3,322,203	(2,183,071)
Hartford High Yield HLS Fund	592,510	2,995,804	(2,403,294)
Hartford International Opportunities HLS Fund	1,390,920	6,920,569	(5,529,649)
Hartford Small/Mid Cap Equity HLS Fund	26,243	71,792	(45,549)
Hartford MidCap Value HLS Fund	30,663	52,740	(22,077)
Hartford Ultrashort Bond HLS Fund	2,361,539	7,521,063	(5,159,524)
Hartford Small Company HLS Fund	408,743	1,661,518	(1,252,775)
Hartford SmallCap Growth HLS Fund	1,474,704	2,094,032	(619,328)
Hartford Stock HLS Fund	410,327	869,500	(459,173)
Hartford U.S. Government Securities HLS Fund	3,752,326	16,033,505	(12,281,179)
Hartford Value HLS Fund	548,168	4,032,933	(3,484,765)
Huntington VA Dividend Capture Fund	11,616	348,668	(337,052)
Huntington VA International Equity Fund	735	62,113	(61,378)
Huntington VA Situs Fund	31,958	642,659	(610,701)
Lord Abbett Fundamental Equity Fund	28,695	142,620	(113,925)
Lord Abbett Calibrated Dividend Growth Fund	14,310	53,015	(38,705)
Lord Abbett Bond Debenture Fund	106,331	465,607	(359,276)
Lord Abbett Growth and Income Fund	87,516	1,030,120	(942,604)
Lord Abbett Classic Stock Fund	10,822	64,435	(53,613)
MFS® Core Equity Fund	360	75,099	(74,739)
MFS® Growth Fund	8,223	11,230	(3,007)
MFS® Investors Growth Stock Fund	—	36,244	(36,244)
MFS® Investors Trust Fund	4,952	5,917	(965)
MFS® Total Return Fund	6,300	41,409	(35,109)
MFS® Value Fund	22	46	(24)
Invesco V.I. Equity and Income Fund	18	56,145	(56,127)
UIF Core Plus Fixed Income Portfolio	18,539	66,568	(48,029)
UIF Emerging Markets Debt Portfolio	1,143	3,895	(2,752)
UIF Emerging Markets Equity Portfolio	57,932	210,320	(152,388)
UIF Growth Portfolio	11,651	102,448	(90,797)
UIF Mid Cap Growth Portfolio	9,182	69,807	(60,625)
Invesco V.I. American Value Fund	16,171	91,448	(75,277)
Morgan Stanley Mid Cap Growth Portfolio	305	8,351	(8,046)
Morgan Stanley Money Market Portfolio	71,577	176,542	(104,965)
Invesco V.I. Equally-Weighted S&P 500 Fund	17,658	34,115	(16,457)
UIF Small Company Growth Portfolio	256	1,083	(827)
UIF Global Franchise Portfolio	15	897	(882)
Oppenheimer Discovery Mid Cap Growth Fund/VA	51,857	54,111	(2,254)
Oppenheimer Capital Appreciation Fund/VA	90,084	435,619	(345,535)
Oppenheimer Global Fund/VA	115,272	1,201,964	(1,086,692)
Oppenheimer Main Street Fund®/VA	19,457	74,267	(54,810)
Oppenheimer Main Street Small Cap Fund/VA	93,314	464,777	(371,463)
Putnam VT Diversified Income Fund	59,739	278,861	(219,122)
Putnam VT Global Asset Allocation Fund	4,343	26,380	(22,037)
Putnam VT Growth and Income Fund	3,940	21,957	(18,017)
Putnam VT International Value Fund	36,465	98,203	(61,738)
Putnam VT International Equity Fund	161,897	436,815	(274,918)
Putnam VT Investors Fund	40,522	336,113	(295,591)
Putnam VT Multi-Cap Growth Fund	15,450	50,798	(35,348)
Putnam VT Small Cap Value Fund	28,640	156,534	(127,894)
Putnam VT George Putnam Balanced Fund	20,341	57,812	(37,471)
Putnam VT Voyager Fund	12,912	55,195	(42,283)
Putnam VT Equity Income Fund	29,293	73,584	(44,291)
Pioneer Fund VCT Portfolio	506	16,698	(16,192)
Invesco V.I. Growth and Income Fund	21,850	196,918	(175,068)
Invesco V.I. Comstock Fund	51,529	252,629	(201,100)
Invesco V.I. American Franchise Fund	2,783	80	2,703
Invesco V.I. Mid Cap Growth Fund	4,358	4,584	(226)
Wells Fargo VT Intrinsic Value Fund	28	65	(37)
Wells Fargo VT International Equity Fund	83,781	363,421	(279,640)
Wells Fargo VT Small Cap Growth Fund	12,155	37,197	(25,042)
Wells Fargo VT Small Cap Value Fund	27,253	79,099	(51,846)
Wells Fargo VT Opportunity Fund	8,781	13,918	(5,137)
UIF Global Infrastructure Portfolio	3,149	25,869	(22,720)
HIMCO VIT Index Fund	508,296	1,285,560	(777,264)
HIMCO VIT American Funds Bond Fund	94	141	(47)
HIMCO VIT American Funds Global Small Capitalization Fund	—	—	—
HIMCO VIT American Funds Growth Fund	11	58	(47)
HIMCO VIT American Funds International Fund	72	60	12
MFS® Core Equity Portfolio	44,216	1,634	42,582
MFS® Massachusetts Investors Growth Stock Portfolio	42,613	11,672	30,941

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2016. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
AB VPS Balanced Wealth Strategy Portfolio
2016	899,110	$16.390174	to	$16.888137	$13,522,592	0.75%	to	2.65%	1.81%	to	1.81%	1.71%	to	3.66%
2015	1,125,851	$15.811075	to	$16.603994	$16,461,017	0.75%	to	2.65%	1.99%	to	2.27%	(1.36)%	to	0.54%
2014	1,423,024	$15.726627	to	$16.832190	$20,789,994	0.75%	to	2.65%	2.03%	to	2.41%	4.31%	to	6.31%
2013	1,811,587	$14.793271	to	$16.136849	$25,099,009	0.75%	to	2.65%	1.89%	to	3.11%	13.23%	to	15.40%
2012	2,986,971	$12.818616	to	$14.250834	$36,373,989	0.75%	to	2.65%	1.91%	to	1.92%	10.41%	to	12.53%
AB VPS International Value Portfolio
2016	3,145,857	$10.257571	to	$12.899580	$29,656,521	0.75%	to	2.65%	0.98%	to	1.11%	(3.40)%	to	(1.54)%
2015	3,732,892	$10.418047	to	$13.352956	$35,983,429	0.75%	to	2.65%	1.87%	to	2.18%	(0.28)%	to	1.64%
2014	4,637,248	$10.250283	to	$13.390051	$44,263,036	0.75%	to	2.65%	3.43%	to	3.43%	(8.91)%	to	(7.16)%
2013	5,654,496	$11.040717	to	$14.699331	$58,441,869	0.75%	to	2.65%	5.71%	to	8.17%	19.52%	to	21.81%
2012	9,220,407	$9.063687	to	$12.298405	$78,884,822	0.75%	to	2.65%	1.05%	to	1.43%	0.11%	to	13.34%
AB VPS Small/Mid Cap Value Portfolio
2016	445,681	$24.549595	to	$30.467193	$10,421,285	0.95%	to	2.65%	0.25%	to	0.35%	21.53%	to	23.61%
2015	470,465	$19.860053	to	$25.069506	$8,913,566	0.95%	to	2.65%	0.52%	to	0.56%	(8.16)%	to	(6.59)%
2014	609,235	$21.682602	to	$27.297415	$12,339,540	0.75%	to	2.65%	0.29%	to	0.53%	6.10%	to	8.13%
2013	804,673	$20.051917	to	$25.728586	$15,164,912	0.75%	to	2.65%	0.42%	to	0.46%	34.04%	to	36.61%
2012	1,029,364	$14.678471	to	$19.194614	$14,265,092	0.75%	to	2.65%	0.25%	to	0.30%	15.37%	to	17.58%
AB VPS Value Portfolio
2016	1,291,390	$15.294811	to	$19.731962	$18,221,331	0.75%	to	2.65%	1.45%	to	1.45%	8.38%	to	10.46%
2015	1,532,161	$13.846769	to	$18.206480	$19,694,311	0.75%	to	2.65%	1.86%	to	1.88%	(9.60)%	to	(7.86)%
2014	1,898,959	$15.028554	to	$20.139748	$26,622,085	0.75%	to	2.65%	0.93%	to	1.58%	7.88%	to	9.95%
2013	2,602,095	$13.668974	to	$18.669017	$33,359,556	0.75%	to	2.65%	2.01%	to	2.01%	32.93%	to	35.47%
2012	4,232,281	$10.089941	to	$14.044706	$40,348,899	0.75%	to	2.65%	1.56%	to	1.72%	12.52%	to	14.68%
AB VPS International Growth Portfolio
2016	211,153	$7.465133	to	$13.369811	$1,550,745	1.15%	to	2.65%	—%	to	—%	(9.50)%	to	(8.13)%
2015	265,469	$8.125997	to	$14.773588	$2,126,281	1.15%	to	2.65%	0.06%	to	0.06%	(4.73)%	to	(3.29)%
2014	339,990	$8.402728	to	$15.507732	$2,822,447	1.15%	to	2.65%	—%	to	—%	(3.99)%	to	(2.54)%
2013	433,887	$8.621927	to	$16.152775	$3,700,526	1.15%	to	2.65%	0.73%	to	1.04%	10.36%	to	12.03%
2012	607,629	$7.860671	to	$14.636537	$4,607,546	0.75%	to	2.65%	—%	to	1.51%	12.22%	to	14.38%
Invesco V.I. Government Securities Fund
2016	19,735	$9.603736	to	$10.176426	$195,372	1.60%	to	2.60%	1.75%	to	1.76%	(1.59)%	to	(0.60)%
2015	20,856	$9.758957	to	$10.237997	$208,597	1.60%	to	2.60%	1.98%	to	2.01%	(2.51)%	to	(1.53)%
2014	22,886	$10.009909	to	$10.396762	$233,483	1.60%	to	2.60%	2.71%	to	2.97%	1.22%	to	2.23%
2013	25,435	$9.889723	to	$10.169723	$254,307	1.60%	to	2.60%	3.33%	to	3.33%	(5.35)%	to	(4.40)%
2012	27,156	$10.448508	to	$10.637388	$285,643	1.60%	to	2.60%	2.87%	to	2.95%	(0.40)%	to	0.60%
Invesco V.I. High Yield Fund
2016	29,000	$11.458239	to	$12.534333	$355,217	1.30%	to	2.85%	4.07%	to	4.19%	8.09%	to	9.78%
2015	29,157	$10.600835	to	$11.418085	$325,431	1.30%	to	2.85%	5.26%	to	5.41%	(5.89)%	to	(4.42)%
2014	35,224	$11.264023	to	$11.945739	$412,882	1.30%	to	2.85%	3.49%	to	4.50%	(1.13)%	to	0.41%
2013	42,571	$11.392973	to	$11.896653	$500,203	1.30%	to	2.85%	4.91%	to	5.04%	4.00%	to	5.63%
2012	57,899	$10.954583	to	$11.262984	$647,966	1.30%	to	2.85%	5.02%	to	5.16%	13.88%	to	15.66%
Invesco V.I. International Growth Fund
2016	446	$11.100574	to	$11.100574	$4,953	1.00%	to	1.00%	1.19%	to	1.19%	(1.69)%	to	(1.69)%
2015	447	$11.290875	to	$11.290875	$5,049	1.00%	to	1.00%	1.28%	to	1.28%	(3.58)%	to	(3.58)%
2014	437	$11.710671	to	$11.710671	$5,119	1.00%	to	1.00%	1.36%	to	1.36%	(0.91)%	to	(0.91)%
2013	435	$11.817709	to	$11.817709	$5,139	1.00%	to	1.00%	1.09%	to	1.09%	17.54%	to	17.54%
2012	438	$10.054472	to	$10.054472	$4,409	1.00%	to	1.00%	1.33%	to	1.33%	14.11%	to	14.11%
Invesco V.I. Diversified Dividend Fund
2016	366,620	$17.162822	to	$18.721996	$6,791,507	1.30%	to	2.55%	1.12%	to	1.30%	11.65%	to	13.33%
2015	400,359	$15.519429	to	$16.519903	$6,556,370	1.30%	to	2.35%	1.50%	to	1.71%	(0.55)%	to	0.75%
2014	463,286	$15.605073	to	$16.397210	$7,549,114	1.30%	to	2.35%	1.48%	to	1.64%	9.92%	to	11.37%
2013	543,478	$14.216374	to	$14.723123	$7,965,940	1.30%	to	2.30%	1.80%	to	2.11%	27.79%	to	29.34%
2012	675,058	$11.124422	to	$11.382896	$7,661,492	1.30%	to	2.30%	1.88%	to	2.02%	15.68%	to	17.19%
Invesco V.I. Government Money Market Fund+
2016	1,781,072	$9.609050	to	$9.764366	$16,984,514	1.15%	to	2.85%	0.03%	to	0.09%	(2.36)%	to	(1.05)%
2015	1,444,398	$9.340974	to	$9.710915	$13,931,946	1.15%	to	2.65%	0.01%	to	0.01%	(2.60)%	to	(1.13)%
2014	1,005,064	$9.590792	to	$9.822170	$9,820,411	1.15%	to	2.65%	0.01%	to	0.01%	(2.60)%	to	(1.13)%
2013	810,470	$9.847066	to	$9.934467	$8,037,869	1.15%	to	2.65%	0.01%	to	0.01%	(1.53)%	to	(0.66)%
American Funds Global Growth Fund
2016	82,343	$21.355968	to	$24.670049	$1,542,710	1.40%	to	2.85%	0.89%	to	0.90%	(2.21)%	to	(0.78)%
2015	89,708	$21.837710	to	$24.863455	$1,710,918	1.40%	to	2.85%	0.98%	to	0.99%	3.93%	to	5.45%
2014	109,015	$21.011536	to	$23.578378	$1,956,491	1.40%	to	2.85%	1.02%	to	1.13%	(0.56)%	to	0.89%
2013	148,757	$2.469409	to	$21.130260	$2,607,786	1.30%	to	2.85%	1.13%	to	1.28%	25.55%	to	27.51%
2012	189,124	$1.936644	to	$16.830177	$2,649,774	1.30%	to	2.85%	0.87%	to	0.93%	19.12%	to	20.98%
American Funds Growth Fund
2016	542,225	$2.376330	to	$25.360359	$9,667,519	1.30%	to	2.85%	0.77%	to	0.77%	6.41%	to	8.07%
2015	609,404	$2.198808	to	$23.832271	$10,242,841	1.30%	to	2.85%	0.59%	to	0.59%	3.86%	to	5.48%
2014	754,756	$2.084619	to	$22.947533	$11,875,990	1.30%	to	2.85%	0.76%	to	0.94%	5.46%	to	7.11%
2013	961,728	$1.946294	to	$21.759453	$14,170,559	1.30%	to	2.85%	0.77%	to	1.01%	26.45%	to	28.42%
2012	1,233,386	$1.515544	to	$17.208192	$13,440,166	1.30%	to	2.85%	0.78%	to	0.79%	14.58%	to	16.37%
American Funds Growth-Income Fund
2016	337,759	$22.410950	to	$23.046088	$7,161,110	1.40%	to	2.85%	1.43%	to	1.46%	8.39%	to	9.97%
2015	391,854	$20.379011	to	$21.262565	$7,614,982	1.40%	to	2.85%	1.28%	to	1.30%	(1.40)%	to	0.04%
2014	476,071	$20.370001	to	$21.563654	$9,265,694	1.40%	to	2.85%	1.26%	to	1.45%	7.53%	to	9.10%
2013	640,743	$1.792918	to	$20.054357	$11,310,530	1.30%	to	2.85%	1.39%	to	1.56%	29.75%	to	31.78%
2012	795,850	$1.360573	to	$15.456025	$10,766,538	1.30%	to	2.85%	1.58%	to	1.65%	14.18%	to	15.97%
American Funds International Fund
2016	242,437	$1.984441	to	$15.857752	$2,682,024	1.30%	to	2.65%	1.36%	to	1.42%	0.82%	to	2.19%
2015	271,162	$1.941823	to	$15.728038	$3,043,456	1.30%	to	2.65%	1.49%	to	1.50%	(7.02)%	to	(5.76)%
2014	318,607	$2.060495	to	$16.916233	$3,874,777	1.30%	to	2.65%	1.22%	to	1.38%	(5.20)%	to	(3.91)%
2013	381,617	$2.144357	to	$17.844050	$4,928,583	1.30%	to	2.65%	1.21%	to	1.57%	18.46%	to	20.06%
2012	476,141	$1.786016	to	$15.063959	$4,889,454	1.30%	to	2.65%	1.52%	to	1.52%	14.82%	to	16.38%
American Funds Global Small Capitalization Fund
2016	34,147	$16.063606	to	$26.365064	$731,002	1.40%	to	2.60%	0.25%	to	0.25%	(0.52)%	to	0.68%
2015	41,718	$16.147906	to	$26.187286	$874,762	1.40%	to	2.60%	—%	to	—%	(2.31)%	to	(1.13)%
2014	48,498	$16.529484	to	$26.486124	$1,029,506	1.40%	to	2.60%	0.11%	to	0.12%	(0.50)%	to	0.70%
2013	69,507	$2.573031	to	$16.612350	$1,428,346	1.30%	to	2.60%	0.87%	to	0.87%	24.99%	to	26.62%
2012	81,461	$2.032043	to	$13.291116	$1,351,268	1.30%	to	2.60%	1.34%	to	1.35%	15.15%	to	16.65%
Wells Fargo VT Omega Growth Fund
2016	98,955	$1.831504	to	$18.353747	$173,236	1.15%	to	2.35%	—%	to	—%	(1.82)%	to	(0.39)%
2015	157,461	$1.838614	to	$18.693507	$272,798	1.15%	to	2.35%	—%	to	—%	(1.01)%	to	0.46%
2014	209,390	$1.830205	to	$18.884237	$326,967	1.15%	to	2.35%	—%	to	—%	1.45%	to	2.90%
2013	390,412	$1.778660	to	$18.775195	$575,206	1.15%	to	2.10%	0.14%	to	0.39%	36.98%	to	38.61%
2012	314,745	$1.283169	to	$13.706611	$334,346	1.15%	to	2.10%	—%	to	—%	17.89%	to	19.38%
Fidelity® VIP Equity-Income Portfolio
2016	1,633,981	$18.375412	to	$22.784113	$27,722,091	0.75%	to	2.65%	2.05%	to	2.18%	14.63%	to	16.83%
2015	1,959,871	$15.728413	to	$19.875997	$28,626,712	0.75%	to	2.65%	2.91%	to	2.94%	(6.74)%	to	(4.95)%
2014	2,427,012	$16.548180	to	$21.313215	$37,471,382	0.75%	to	2.65%	2.59%	to	4.08%	5.64%	to	7.67%
2013	3,103,779	$15.369493	to	$20.174847	$44,773,417	0.75%	to	2.65%	2.26%	to	2.63%	24.49%	to	26.87%
2012	4,485,437	$12.114138	to	$16.206500	$51,368,415	0.75%	to	2.65%	2.60%	to	4.06%	14.00%	to	16.18%
Fidelity® VIP Growth Portfolio
2016	559,109	$20.620242	to	$23.970125	$10,635,595	0.75%	to	2.65%	—%	to	—%	(2.08)%	to	(0.20)%
2015	664,912	$20.661849	to	$24.479261	$12,795,350	0.75%	to	2.65%	0.03%	to	0.03%	4.11%	to	6.11%
2014	807,295	$19.472927	to	$23.513215	$14,691,660	0.75%	to	2.65%	—%	to	—%	8.11%	to	10.18%
2013	1,030,724	$17.673176	to	$21.749400	$17,109,519	0.75%	to	2.65%	0.04%	to	0.05%	32.45%	to	34.98%
2012	1,469,410	$11.504099	to	$13.092760	$18,198,873	0.75%	to	2.40%	0.35%	to	0.38%	11.69%	to	13.55%
Fidelity® VIP Contrafund® Portfolio
2016	6,239,678	$22.246144	to	$23.369246	$127,918,113	0.75%	to	2.65%	0.63%	to	0.74%	4.91%	to	6.93%
2015	7,467,031	$20.805337	to	$22.274932	$144,158,473	0.75%	to	2.65%	0.63%	to	0.79%	(2.21)%	to	(0.33)%
2014	9,366,730	$20.875230	to	$22.778566	$182,657,570	0.75%	to	2.65%	0.69%	to	0.74%	8.73%	to	10.82%
2013	12,534,628	$18.837029	to	$20.948770	$222,033,206	0.75%	to	2.65%	0.73%	to	1.50%	27.53%	to	29.97%
2012	19,005,136	$14.492862	to	$16.426531	$261,269,896	0.75%	to	2.65%	1.11%	to	1.14%	13.10%	to	15.27%
Fidelity® VIP Mid Cap Portfolio
2016	1,641,335	$23.619582	to	$24.710874	$35,490,990	0.75%	to	2.65%	0.28%	to	0.31%	9.00%	to	11.09%
2015	1,966,002	$21.262265	to	$22.671318	$38,657,132	0.75%	to	2.65%	0.25%	to	0.25%	(4.20)%	to	(2.36)%
2014	2,407,199	$21.776994	to	$23.665706	$48,829,073	0.75%	to	2.65%	0.01%	to	0.02%	3.26%	to	5.24%
2013	3,179,406	$20.692786	to	$22.918925	$61,707,841	0.75%	to	2.65%	0.30%	to	0.36%	32.32%	to	34.85%
2012	4,523,657	$15.344540	to	$17.321033	$65,564,151	0.75%	to	2.65%	0.34%	to	0.42%	11.57%	to	13.71%
Fidelity® VIP Value Strategies Portfolio
2016	230,262	$15.819435	to	$18.452319	$4,112,887	1.15%	to	2.45%	0.86%	to	0.93%	6.63%	to	8.02%
2015	270,703	$14.836220	to	$17.081897	$4,488,944	1.15%	to	2.45%	0.73%	to	0.74%	(5.53)%	to	(4.30)%
2014	367,647	$15.705344	to	$17.848928	$6,353,852	1.15%	to	2.45%	0.65%	to	0.68%	3.93%	to	5.30%
2013	469,180	$15.110743	to	$16.951327	$7,724,799	1.15%	to	2.45%	0.56%	to	0.70%	27.03%	to	28.70%
2012	648,504	$11.894946	to	$13.171593	$8,317,322	1.15%	to	2.45%	0.37%	to	0.39%	23.99%	to	25.61%
Fidelity® VIP Dynamic Capital Appreciation Portfolio
2016	127,948	$13.603588	to	$15.854975	$1,945,907	0.75%	to	2.40%	0.71%	to	0.72%	0.22%	to	1.89%
2015	153,062	$13.573112	to	$15.560550	$2,290,791	0.75%	to	2.40%	0.60%	to	0.61%	(1.37)%	to	0.27%
2014	211,736	$13.761872	to	$15.518699	$3,164,250	0.75%	to	2.40%	0.21%	to	0.22%	8.04%	to	9.83%
2013	259,054	$12.738293	to	$14.129404	$3,519,676	0.75%	to	2.40%	0.10%	to	0.12%	34.98%	to	37.22%
2012	322,643	$9.437406	to	$10.081592	$3,222,001	1.15%	to	2.40%	0.19%	to	0.75%	19.35%	to	20.85%
Franklin Income VIP Fund
2016	3,068	$14.828205	to	$14.828205	$45,499	1.00%	to	1.00%	4.64%	to	4.64%	12.74%	to	12.74%
2015	3,335	$13.153007	to	$13.153007	$43,864	1.00%	to	1.00%	4.67%	to	4.67%	(8.07)%	to	(8.07)%
2014	3,712	$14.307628	to	$14.307628	$53,106	1.00%	to	1.00%	4.75%	to	4.75%	3.48%	to	3.48%
2013	3,837	$13.826165	to	$13.826165	$53,050	1.00%	to	1.00%	6.03%	to	6.03%	12.72%	to	12.72%
2012	3,509	$12.265726	to	$12.265726	$43,037	1.00%	to	1.00%	6.31%	to	6.31%	11.44%	to	11.44%
Franklin Small-Mid Cap Growth VIP Fund
2016	82,984	$1.939208	to	$23.285583	$1,073,098	1.30%	to	2.85%	—%	to	—%	1.24%	to	2.82%
2015	100,371	$1.885939	to	$22.999750	$1,275,212	1.30%	to	2.85%	—%	to	—%	(5.39)%	to	(3.91)%
2014	113,266	$1.962775	to	$24.310895	$1,529,275	1.30%	to	2.85%	—%	to	—%	4.45%	to	6.08%
2013	150,495	$1.850212	to	$23.274741	$1,933,479	1.30%	to	2.85%	—%	to	—%	34.28%	to	36.37%
2012	220,382	$1.356754	to	$17.333549	$1,868,799	1.30%	to	2.85%	—%	to	—%	7.74%	to	9.42%
Franklin Small Cap Value VIP Fund
2016	141	$19.545271	to	$20.070494	$2,823	1.00%	to	1.30%	0.01%	to	0.70%	28.44%	to	28.83%
2015	166	$15.217357	to	$15.579506	$2,580	1.00%	to	1.30%	0.52%	to	0.53%	(8.71)%	to	(8.44)%
2014	168	$16.670010	to	$17.015591	$2,856	1.00%	to	1.30%	0.47%	to	0.48%	(0.82)%	to	(0.52)%
2013	164	$16.807858	to	$17.104876	$2,793	1.00%	to	1.30%	1.16%	to	1.18%	34.37%	to	34.77%
2012	187	$12.508989	to	$12.691933	$2,366	1.00%	to	1.30%	0.68%	to	0.70%	16.74%	to	17.09%
Franklin Strategic Income VIP Fund
2016	158,952	$2.127290	to	$18.548578	$3,066,483	1.30%	to	2.60%	3.58%	to	3.59%	5.47%	to	6.85%
2015	187,204	$1.990835	to	$17.585840	$3,457,027	1.30%	to	2.60%	6.46%	to	6.48%	(6.09)%	to	(4.86)%
2014	199,541	$2.092629	to	$18.726951	$3,903,832	1.30%	to	2.60%	5.89%	to	6.00%	(0.50)%	to	0.80%
2013	253,013	$2.075988	to	$18.821082	$5,044,298	1.30%	to	2.60%	5.80%	to	5.96%	0.87%	to	2.19%
2012	312,575	$2.031588	to	$18.659514	$6,130,266	1.30%	to	2.60%	6.24%	to	7.60%	10.22%	to	11.66%
Franklin Mutual Shares VIP Fund
2016	183,766	$14.809586	to	$20.063357	$3,414,326	1.00%	to	2.65%	1.81%	to	2.02%	13.02%	to	14.79%
2015	207,124	$12.901695	to	$17.751543	$3,450,741	1.00%	to	2.65%	2.73%	to	3.10%	(7.42)%	to	(5.99)%
2014	229,042	$13.724472	to	$19.174988	$4,138,535	1.00%	to	2.65%	1.87%	to	2.03%	4.32%	to	5.98%
2013	271,856	$12.950382	to	$18.380844	$4,735,663	1.00%	to	2.65%	1.97%	to	2.10%	24.91%	to	26.78%
2012	413,959	$10.214946	to	$14.715436	$4,931,255	1.00%	to	2.65%	1.25%	to	1.96%	11.26%	to	13.06%
Templeton Developing Markets VIP Fund
2016	23,202	$16.480276	to	$18.511139	$411,733	1.40%	to	2.60%	1.08%	to	1.09%	14.77%	to	16.16%
2015	22,488	$14.359175	to	$15.936425	$344,334	1.40%	to	2.60%	1.73%	to	2.47%	(21.49)%	to	(20.54)%
2014	26,890	$18.290459	to	$20.056973	$519,886	1.40%	to	2.60%	1.72%	to	1.74%	(10.45)%	to	(9.37)%
2013	31,523	$20.424532	to	$22.129811	$677,865	1.40%	to	2.60%	1.31%	to	2.42%	(3.28)%	to	(2.12)%
2012	64,785	$2.962340	to	$21.117804	$1,100,425	1.30%	to	2.60%	1.66%	to	1.66%	10.49%	to	11.94%
Templeton Growth VIP Fund
2016	48,270	$12.051030	to	$13.644750	$744,173	1.00%	to	2.60%	1.83%	to	2.05%	6.81%	to	8.38%
2015	52,479	$11.119593	to	$12.775243	$750,672	1.00%	to	2.60%	2.17%	to	2.55%	(8.89)%	to	(7.48)%
2014	69,703	$12.017938	to	$14.021483	$1,076,449	1.00%	to	2.60%	1.22%	to	1.35%	(5.31)%	to	(3.85)%
2013	88,261	$12.498834	to	$14.807825	$1,441,373	1.00%	to	2.60%	1.73%	to	2.63%	27.47%	to	29.34%
2012	119,345	$9.663708	to	$11.617139	$1,504,780	1.00%	to	2.60%	1.95%	to	2.05%	17.96%	to	19.82%
Templeton Global Bond VIP Fund+
2016	-	$14.007674	to	$14.007674	$—	1.30%	to	1.30%	—%	to	—%	1.54%	to	1.54%
2015	184	$13.795116	to	$13.795116	$2,538	1.30%	to	1.30%	7.57%	to	7.57%	(5.63)%	to	(5.63)%
2014	186	$14.617491	to	$14.617491	$2,716	1.30%	to	1.30%	4.81%	to	4.81%	0.38%	to	0.38%
2013	188	$14.562132	to	$14.562132	$2,732	1.30%	to	1.30%	4.51%	to	4.51%	0.22%	to	0.22%
2012	190	$14.529591	to	$14.529591	$2,754	1.30%	to	1.30%	6.13%	to	6.13%	13.48%	to	13.48%
Hartford Balanced HLS Fund
2016	8,325,755	$1.930657	to	$19.738374	$18,807,233	0.75%	to	2.65%	2.75%	to	3.65%	3.26%	to	5.24%
2015	9,228,957	$1.834460	to	$19.114579	$19,942,987	0.75%	to	2.65%	1.84%	to	1.88%	(2.44)%	to	(0.57)%
2014	11,074,160	$1.844993	to	$19.593127	$23,311,264	0.75%	to	2.65%	1.88%	to	3.24%	6.92%	to	8.97%
2013	13,401,532	$1.693116	to	$18.325111	$25,977,616	0.75%	to	2.65%	0.48%	to	1.86%	18.02%	to	20.28%
2012	17,408,945	$1.407604	to	$15.527004	$27,935,620	0.75%	to	2.65%	3.02%	to	8.36%	9.09%	to	11.18%
Hartford Total Return Bond HLS Fund
2016	74,138,672	$2.125612	to	$12.804085	$175,829,068	0.75%	to	2.65%	2.51%	to	2.96%	1.76%	to	3.71%
2015	88,003,765	$2.049512	to	$12.582460	$199,954,344	0.75%	to	2.65%	3.06%	to	3.10%	(3.19)%	to	(1.33)%
2014	112,707,938	$2.077135	to	$12.996716	$257,785,467	0.75%	to	2.65%	3.23%	to	3.52%	3.12%	to	5.10%
2013	148,993,752	$1.976410	to	$12.603646	$319,781,306	0.75%	to	2.65%	3.99%	to	4.33%	(3.94)%	to	(2.10)%
2012	163,855,724	$2.018825	to	$13.121114	$353,169,594	0.75%	to	2.65%	3.75%	to	4.18%	4.73%	to	6.73%
Hartford Capital Appreciation HLS Fund
2016	1,249,751	$19.730580	to	$23.902236	$23,397,973	0.75%	to	2.65%	1.16%	to	1.38%	2.76%	to	4.73%
2015	1,537,415	$18.838936	to	$23.259818	$27,608,712	0.75%	to	2.65%	0.87%	to	0.91%	(1.63)%	to	0.26%
2014	1,929,153	$18.789702	to	$23.644147	$34,804,184	0.75%	to	2.65%	0.91%	to	1.07%	4.50%	to	6.51%
2013	2,558,980	$17.642063	to	$22.625944	$43,623,706	0.75%	to	2.65%	0.58%	to	1.22%	35.44%	to	38.04%
2012	2,747,718	$12.780410	to	$16.704995	$34,112,617	0.75%	to	2.65%	1.35%	to	1.75%	15.25%	to	17.45%
Hartford Dividend and Growth HLS Fund
2016	39,078,488	$3.094576	to	$22.989756	$126,713,323	0.75%	to	2.65%	2.12%	to	2.24%	11.88%	to	14.03%
2015	46,703,172	$2.713886	to	$20.548219	$132,358,198	0.75%	to	2.65%	1.80%	to	1.85%	(3.74)%	to	(1.90)%
2014	58,776,627	$2.766335	to	$21.347150	$170,032,453	0.75%	to	2.65%	1.71%	to	2.19%	10.01%	to	12.12%
2013	78,038,755	$2.467388	to	$19.405426	$200,187,550	0.75%	to	2.65%	1.78%	to	4.16%	28.48%	to	30.94%
2012	117,281,388	$1.884399	to	$15.104414	$228,523,433	0.75%	to	2.65%	2.14%	to	6.07%	10.62%	to	12.74%
Hartford Global Growth HLS Fund
2016	1,342,011	$2.088700	to	$22.499788	$3,848,595	0.75%	to	2.65%	0.45%	to	0.68%	(0.71)%	to	1.19%
2015	1,633,722	$2.064124	to	$22.661555	$4,763,161	0.75%	to	2.65%	0.52%	to	0.54%	5.21%	to	7.23%
2014	1,643,131	$1.924928	to	$21.538692	$4,429,776	0.75%	to	2.65%	0.45%	to	0.54%	4.00%	to	5.99%
2013	2,073,214	$1.569587	to	$1.816121	$4,595,491	0.75%	to	2.40%	0.80%	to	1.09%	33.07%	to	35.28%
2012	3,028,273	$1.179562	to	$1.342516	$4,836,828	0.75%	to	2.40%	0.46%	to	0.56%	20.48%	to	22.48%
Hartford Disciplined Equity HLS Fund
2016	25,240,303	$2.281813	to	$25.628865	$63,385,565	0.75%	to	2.65%	0.62%	to	0.93%	2.99%	to	4.97%
2015	30,253,043	$2.173776	to	$24.883735	$72,133,113	0.75%	to	2.65%	0.75%	to	0.77%	4.04%	to	6.04%
2014	40,739,449	$2.050024	to	$23.917253	$90,248,060	0.75%	to	2.65%	0.70%	to	0.70%	13.14%	to	15.31%
2013	57,621,161	$1.777782	to	$21.138854	$108,828,366	0.75%	to	2.65%	1.05%	to	1.10%	32.27%	to	34.80%
2012	89,358,806	$1.318796	to	$15.981739	$122,678,437	0.75%	to	2.65%	1.23%	to	1.54%	14.55%	to	16.74%
Hartford Growth Opportunities HLS Fund
2016	8,436,140	$3.239632	to	$25.877267	$28,350,275	0.75%	to	2.65%	0.43%	to	0.44%	(3.09)%	to	(1.23)%
2015	10,843,928	$3.280131	to	$26.703369	$36,377,635	0.75%	to	2.65%	0.13%	to	0.13%	8.81%	to	10.90%
2014	13,026,999	$2.957713	to	$24.540344	$38,910,128	0.75%	to	2.65%	0.21%	to	0.21%	11.16%	to	13.29%
2013	14,261,786	$2.610723	to	$22.076719	$36,834,725	0.75%	to	2.65%	0.01%	to	0.01%	32.20%	to	34.73%
2012	17,768,644	$1.937740	to	$16.699990	$33,539,217	0.75%	to	2.65%	—%	to	—%	23.54%	to	25.91%
Hartford High Yield HLS Fund
2016	6,334,848	$2.473371	to	$20.969772	$16,060,430	0.75%	to	2.65%	5.37%	to	6.21%	11.26%	to	13.40%
2015	7,344,054	$2.181169	to	$18.847016	$16,453,010	0.75%	to	2.65%	6.57%	to	6.70%	(6.81)%	to	(5.02)%
2014	9,747,348	$2.296441	to	$20.223849	$22,955,022	0.75%	to	2.65%	7.54%	to	10.38%	(0.10)%	to	1.81%
2013	13,817,701	$2.255581	to	$20.244969	$31,499,144	0.75%	to	2.65%	7.51%	to	11.02%	3.65%	to	5.64%
2012	21,139,643	$2.135257	to	$19.532530	$44,633,083	0.75%	to	2.65%	8.44%	to	10.62%	11.32%	to	13.46%
Hartford International Opportunities HLS Fund
2016	19,000,217	$1.816098	to	$16.473410	$36,112,943	0.75%	to	2.65%	1.63%	to	1.67%	(1.39)%	to	0.50%
2015	22,504,734	$1.807059	to	$16.705836	$42,724,269	0.75%	to	2.65%	1.43%	to	1.46%	(0.79)%	to	1.12%
2014	28,034,383	$1.787129	to	$16.838726	$52,845,560	0.75%	to	2.65%	2.21%	to	2.23%	(6.39)%	to	(4.59)%
2013	34,784,472	$1.873156	to	$17.987985	$68,795,863	0.75%	to	2.65%	1.31%	to	2.21%	18.37%	to	20.64%
2012	38,848,212	$1.552645	to	$15.195948	$63,499,050	0.75%	to	2.65%	1.63%	to	1.87%	17.05%	to	19.30%
Hartford Small/Mid Cap Equity HLS Fund
2016	152,995	$16.678007	to	$29.240270	$2,471,268	0.75%	to	2.35%	1.44%	to	1.44%	13.78%	to	15.62%
2015	162,835	$14.425465	to	$25.698797	$2,278,126	0.75%	to	2.35%	1.18%	to	1.23%	(6.95)%	to	(5.45)%
2014	208,384	$15.256377	to	$27.617606	$3,102,862	0.75%	to	2.35%	1.56%	to	1.67%	2.78%	to	4.44%
2013	303,462	$14.608165	to	$26.870773	$4,308,826	0.75%	to	2.35%	0.90%	to	1.29%	34.32%	to	36.48%
2012	395,538	$10.479376	to	$20.005140	$4,113,351	1.15%	to	2.35%	0.60%	to	0.60%	13.18%	to	14.55%
Hartford MidCap Value HLS Fund
2016	123,552	$19.658737	to	$21.328292	$2,581,163	1.15%	to	2.40%	0.53%	to	0.54%	10.14%	to	11.53%
2015	143,948	$17.848194	to	$19.123444	$2,705,394	1.15%	to	2.40%	0.55%	to	0.58%	(3.56)%	to	(2.34)%
2014	166,025	$18.506107	to	$19.581933	$3,199,748	1.15%	to	2.40%	0.67%	to	0.68%	5.65%	to	6.98%
2013	183,655	$17.516521	to	$18.304534	$3,323,593	1.15%	to	2.40%	1.26%	to	1.28%	31.52%	to	33.17%
2012	175,870	$13.302116	to	$13.745299	$2,396,173	1.15%	to	2.45%	1.20%	to	1.23%	21.93%	to	23.52%
Hartford Ultrashort Bond HLS Fund
2016	13,869,823	$0.861814	to	$1.168994	$16,430,223	0.75%	to	2.45%	0.46%	to	0.46%	(1.48)%	to	0.21%
2015	17,032,550	$0.874729	to	$1.166551	$20,181,549	0.75%	to	2.45%	0.32%	to	0.33%	(2.30)%	to	(0.62)%
2014	22,192,074	$0.895286	to	$1.173812	$26,871,583	0.75%	to	2.45%	—%	to	—%	(2.32)%	to	(0.64)%
2013	29,919,963	$0.916563	to	$1.181432	$36,644,511	0.75%	to	2.45%	—%	to	—%	(2.42)%	to	(0.74)%
2012	50,879,052	$0.939311	to	$1.190255	$62,622,891	0.75%	to	2.45%	—%	to	—%	(2.42)%	to	(0.75)%
Hartford Small Company HLS Fund
2016	4,374,725	$2.634758	to	$21.959873	$12,293,183	0.75%	to	2.65%	—%	to	—%	(0.62)%	to	1.28%
2015	5,030,338	$2.601408	to	$22.097889	$14,004,223	0.75%	to	2.65%	—%	to	—%	(10.61)%	to	(8.90)%
2014	6,283,113	$2.855498	to	$24.721812	$19,063,359	0.75%	to	2.65%	—%	to	—%	4.27%	to	6.27%
2013	8,357,331	$2.686991	to	$23.709195	$23,799,611	0.75%	to	2.65%	0.08%	to	0.10%	40.61%	to	43.30%
2012	9,648,892	$1.457152	to	$1.875066	$19,201,189	0.75%	to	2.45%	—%	to	—%	12.84%	to	14.78%
Hartford SmallCap Growth HLS Fund
2016	2,927,972	$3.121123	to	$32.478244	$9,207,402	0.75%	to	2.65%	0.15%	to	0.15%	9.44%	to	11.53%
2015	4,073,368	$2.798359	to	$29.678004	$11,289,437	0.75%	to	2.65%	0.08%	to	0.08%	(3.15)%	to	(1.29)%
2014	4,692,696	$2.834928	to	$30.642715	$13,259,042	0.75%	to	2.65%	0.07%	to	0.07%	3.07%	to	5.04%
2013	7,446,338	$2.698799	to	$29.730949	$19,787,758	0.75%	to	2.65%	0.38%	to	0.39%	41.09%	to	43.79%
2012	10,330,659	$1.876921	to	$21.072967	$18,830,786	0.75%	to	2.65%	—%	to	—%	14.33%	to	16.52%
Hartford Stock HLS Fund
2016	4,031,830	$1.822328	to	$24.952305	$8,790,819	0.75%	to	2.65%	1.88%	to	1.89%	4.61%	to	6.61%
2015	4,000,122	$1.709314	to	$23.853605	$8,468,282	0.75%	to	2.65%	1.76%	to	1.83%	0.06%	to	1.98%
2014	4,459,295	$1.676202	to	$23.840129	$9,284,131	0.75%	to	2.65%	1.91%	to	1.92%	8.40%	to	10.47%
2013	5,947,651	$1.517272	to	$21.993573	$10,883,008	0.75%	to	2.65%	2.02%	to	4.67%	28.79%	to	31.26%
2012	8,661,417	$1.044929	to	$1.155940	$12,035,829	0.75%	to	2.40%	2.15%	to	2.17%	11.67%	to	13.53%
Hartford U.S. Government Securities HLS Fund
2016	37,608,036	$1.338126	to	$9.864492	$46,402,765	0.75%	to	2.65%	1.88%	to	1.88%	(1.11)%	to	0.78%
2015	43,598,109	$1.327733	to	$9.975646	$53,654,650	0.75%	to	2.65%	1.81%	to	1.85%	(1.09)%	to	0.80%
2014	55,879,288	$1.317145	to	$10.085981	$68,740,183	0.75%	to	2.65%	2.25%	to	2.28%	0.13%	to	2.05%
2013	70,014,266	$1.290740	to	$10.073293	$84,147,245	0.75%	to	2.65%	2.34%	to	4.76%	(4.25)%	to	(2.42)%
2012	98,198,333	$1.322709	to	$10.520796	$121,368,841	0.75%	to	2.65%	2.12%	to	2.84%	0.98%	to	2.92%
Hartford Value HLS Fund
2016	11,788,991	$2.458387	to	$22.079818	$27,109,103	0.75%	to	2.65%	1.76%	to	1.79%	10.72%	to	12.84%
2015	14,200,193	$2.178576	to	$19.941948	$29,017,567	0.75%	to	2.65%	1.33%	to	1.61%	(5.62)%	to	(3.81)%
2014	17,684,958	$2.264770	to	$21.128758	$37,550,088	0.75%	to	2.65%	1.52%	to	1.73%	8.45%	to	10.53%
2013	23,560,034	$2.048935	to	$19.481857	$45,326,840	0.75%	to	2.65%	2.31%	to	3.49%	28.49%	to	30.96%
2012	31,454,832	$1.564597	to	$15.161853	$45,848,766	0.75%	to	2.65%	1.58%	to	2.29%	13.93%	to	16.11%
Catalyst Dividend Capture VA Fund+
2016	679,297	$2.275229	to	$19.335548	$1,748,478	1.15%	to	2.40%	4.47%	to	4.65%	4.43%	to	5.75%
2015	826,799	$2.151602	to	$18.514970	$1,976,205	1.15%	to	2.40%	4.05%	to	4.22%	(5.36)%	to	(4.17)%
2014	1,163,851	$2.245129	to	$19.562853	$2,880,769	1.15%	to	2.40%	4.40%	to	5.04%	7.55%	to	8.90%
2013	1,293,892	$2.061629	to	$18.189775	$3,017,522	1.15%	to	2.40%	2.63%	to	3.01%	17.12%	to	18.59%
2012	1,502,185	$1.738425	to	$15.530865	$2,907,592	1.15%	to	2.40%	3.81%	to	3.94%	8.82%	to	10.19%
Catalyst Insider Buying VA Fund+
2016	886,351	$2.204971	to	$24.500954	$1,904,530	1.15%	to	2.35%	0.62%	to	0.64%	8.43%	to	9.73%
2015	1,062,913	$2.009360	to	$22.596947	$2,086,554	1.15%	to	2.35%	0.43%	to	0.53%	(9.32)%	to	(8.23)%
2014	1,673,614	$2.189533	to	$24.920679	$3,608,196	1.15%	to	2.35%	0.29%	to	0.34%	(4.34)%	to	(3.18)%
2013	1,410,801	$2.261524	to	$26.050892	$3,107,164	1.15%	to	2.35%	0.27%	to	0.55%	28.86%	to	30.41%
2012	2,027,107	$1.599578	to	$1.734112	$3,420,229	1.15%	to	2.10%	—%	to	—%	20.08%	to	21.23%
Lord Abbett Fundamental Equity Fund
2016	389,496	$21.644293	to	$21.955551	$7,956,863	0.75%	to	2.65%	0.61%	to	1.22%	12.72%	to	14.88%
2015	484,835	$19.111824	to	$19.202238	$8,669,709	0.75%	to	2.65%	0.77%	to	1.14%	(5.97)%	to	(4.17)%
2014	598,760	$19.942472	to	$20.421449	$11,216,535	0.75%	to	2.65%	0.46%	to	0.54%	4.34%	to	6.34%
2013	783,568	$18.753311	to	$19.572025	$13,905,375	0.75%	to	2.65%	0.24%	to	0.26%	32.21%	to	34.75%
2012	681,183	$13.917621	to	$14.803378	$8,963,825	0.75%	to	2.65%	0.49%	to	0.55%	7.69%	to	9.76%
Lord Abbett Calibrated Dividend Growth Fund
2016	256,597	$21.186984	to	$21.604588	$4,984,007	0.75%	to	2.65%	1.29%	to	1.71%	12.09%	to	14.24%
2015	220,201	$18.545788	to	$19.273995	$3,742,009	0.75%	to	2.65%	1.70%	to	1.78%	(4.69)%	to	(2.86)%
2014	258,906	$19.092495	to	$20.223045	$4,567,548	0.75%	to	2.65%	1.65%	to	1.76%	8.63%	to	10.71%
2013	302,539	$17.245839	to	$18.617257	$4,861,262	0.75%	to	2.65%	1.59%	to	1.70%	24.58%	to	26.97%
2012	385,845	$11.934885	to	$13.582544	$4,907,798	0.75%	to	2.40%	2.92%	to	2.95%	9.79%	to	11.62%

Lord Abbett Bond Debenture Fund
2016	1,151,312	$18.762730	to	$19.502324	$20,595,357	0.75%	to	2.65%	4.55%	to	4.62%	9.20%	to	11.30%
2015	1,364,363	$17.181698	to	$17.522954	$22,070,777	0.75%	to	2.65%	2.84%	to	4.02%	(4.11)%	to	(2.27)%
2014	1,723,639	$17.917382	to	$17.929310	$28,736,081	0.75%	to	2.65%	4.76%	to	5.97%	1.62%	to	3.57%
2013	2,277,171	$17.311795	to	$17.632098	$36,948,777	0.75%	to	2.65%	4.66%	to	6.17%	5.34%	to	7.36%
2012	3,154,064	$16.124338	to	$16.737563	$48,008,279	0.75%	to	2.65%	5.49%	to	6.06%	9.59%	to	11.69%
Lord Abbett Growth and Income Fund
2016	2,828,813	$17.841329	to	$20.459388	$46,731,687	0.75%	to	2.65%	1.47%	to	1.55%	14.05%	to	16.24%
2015	3,413,496	$15.348920	to	$17.938792	$48,863,091	0.75%	to	2.65%	1.18%	to	1.21%	(5.40)%	to	(3.59)%
2014	4,356,100	$15.920309	to	$18.963752	$65,113,181	0.75%	to	2.65%	0.64%	to	0.70%	4.84%	to	6.85%
2013	5,923,623	$14.899909	to	$18.088652	$83,322,702	0.75%	to	2.65%	0.50%	to	1.34%	32.35%	to	34.88%
2012	8,332,514	$11.046512	to	$13.667382	$87,477,634	0.75%	to	2.65%	0.91%	to	1.01%	9.16%	to	11.25%
Lord Abbett Classic Stock Fund
2016	143,581	$19.576238	to	$20.117803	$2,646,046	0.75%	to	2.65%	0.92%	to	1.02%	9.50%	to	11.60%
2015	177,631	$17.877975	to	$18.026782	$2,953,180	0.75%	to	2.65%	0.80%	to	1.28%	(3.50)%	to	(1.65)%
2014	231,244	$18.328389	to	$18.525969	$3,950,222	0.75%	to	2.65%	0.67%	to	0.72%	6.29%	to	8.33%
2013	299,385	$16.919769	to	$17.430130	$4,752,698	0.75%	to	2.65%	0.97%	to	1.04%	26.46%	to	28.88%
2012	434,945	$13.128073	to	$13.783116	$5,408,146	0.75%	to	2.65%	0.90%	to	1.02%	12.08%	to	14.23%
MFS® Growth Fund
2016	34,406	$17.269201	to	$25.135557	$403,348	1.40%	to	2.55%	—%	to	0.04%	(0.14)%	to	1.02%
2015	37,569	$17.095029	to	$25.169841	$443,257	1.40%	to	2.55%	0.16%	to	0.17%	4.85%	to	6.06%
2014	40,576	$16.117686	to	$24.005332	$455,421	1.40%	to	2.55%	0.10%	to	0.11%	6.20%	to	7.43%
2013	40,586	$15.002929	to	$22.603485	$425,676	1.40%	to	2.55%	0.16%	to	0.23%	33.41%	to	34.95%
2012	50,746	$6.669864	to	$11.117367	$391,394	1.40%	to	2.30%	—%	to	—%	14.72%	to	15.76%

MFS® Investors Trust Fund
2016	38,102	$2.077782	to	$14.010921	$468,971	1.30%	to	2.60%	0.84%	to	0.86%	5.80%	to	7.18%
2015	44,808	$1.938503	to	$13.242733	$531,566	1.30%	to	2.60%	0.89%	to	0.92%	(2.36)%	to	(1.08)%
2014	45,773	$1.959607	to	$13.562121	$544,990	1.30%	to	2.60%	0.81%	to	0.93%	8.16%	to	9.57%
2013	55,181	$1.788419	to	$12.539250	$621,198	1.30%	to	2.60%	1.05%	to	1.09%	28.67%	to	30.35%
2012	73,659	$1.372045	to	$9.745646	$661,733	1.30%	to	2.60%	0.88%	to	0.89%	16.13%	to	17.64%
MFS® Total Return Fund
2016	187,374	$1.899942	to	$16.901618	$3,542,125	1.30%	to	2.85%	2.91%	to	2.92%	6.03%	to	7.69%
2015	205,579	$1.764331	to	$15.940455	$3,646,920	1.30%	to	2.85%	2.61%	to	2.62%	(3.17)%	to	(1.66)%
2014	240,688	$1.794066	to	$16.462385	$4,383,366	1.30%	to	2.85%	—%	to	1.49%	5.45%	to	7.10%
2013	286,827	$1.675172	to	$15.771394	$4,846,624	1.30%	to	2.65%	1.50%	to	1.79%	15.93%	to	17.51%
2012	350,823	$1.425567	to	$13.603738	$5,107,136	1.30%	to	2.65%	2.27%	to	2.77%	8.35%	to	9.82%
MFS® Value Fund
2016	526	$17.809378	to	$17.809378	$9,376	1.00%	to	1.00%	1.85%	to	1.85%	12.64%	to	12.64%
2015	565	$15.810367	to	$15.810367	$8,938	1.00%	to	1.00%	2.08%	to	2.08%	(1.92)%	to	(1.92)%
2014	589	$16.119827	to	$16.119827	$9,491	1.00%	to	1.00%	1.33%	to	1.33%	9.11%	to	9.11%
2013	638	$14.774501	to	$14.774501	$9,422	1.00%	to	1.00%	0.97%	to	0.97%	34.25%	to	34.25%
2012	672	$11.005461	to	$11.005461	$7,400	1.00%	to	1.00%	1.43%	to	1.43%	14.73%	to	14.73%
Invesco V.I. Equity and Income Fund
2016	83,995	$15.520092	to	$19.657933	$1,507,535	1.30%	to	2.55%	1.04%	to	1.63%	11.94%	to	13.64%
2015	122,012	$13.657459	to	$17.560390	$1,913,221	1.30%	to	2.55%	2.30%	to	2.57%	(5.04)%	to	(3.56)%
2014	178,139	$14.161035	to	$18.492146	$2,824,031	1.30%	to	2.55%	1.56%	to	1.77%	6.03%	to	7.63%
2013	207,472	$13.157576	to	$17.440586	$3,053,335	1.30%	to	2.55%	1.31%	to	1.48%	21.74%	to	23.57%
2012	286,160	$10.648053	to	$14.325555	$3,380,525	1.30%	to	2.55%	1.79%	to	1.82%	9.56%	to	11.12%
UIF Core Plus Fixed Income Portfolio
2016	195,429	$1.524861	to	$12.619133	$2,841,216	1.30%	to	2.85%	1.87%	to	1.92%	3.13%	to	4.74%
2015	218,479	$1.455853	to	$12.236198	$3,061,209	1.30%	to	2.85%	3.39%	to	3.43%	(3.44)%	to	(1.93)%
2014	266,508	$1.484566	to	$12.672419	$3,909,647	1.30%	to	2.85%	2.09%	to	2.45%	4.83%	to	6.46%
2013	387,881	$1.394451	to	$12.089085	$4,880,917	1.30%	to	2.85%	3.46%	to	3.70%	(3.12)%	to	(1.60)%
2012	372,425	$1.417185	to	$12.478134	$5,146,355	1.30%	to	2.85%	4.55%	to	4.57%	6.37%	to	8.03%
UIF Emerging Markets Debt Portfolio
2016	18,001	$2.500603	to	$27.557061	$305,965	1.30%	to	2.60%	5.33%	to	5.63%	7.72%	to	9.13%
2015	23,220	$2.291468	to	$25.582667	$382,213	1.30%	to	2.60%	5.41%	to	5.53%	(3.65)%	to	(2.39)%
2014	25,972	$2.347625	to	$26.552602	$468,283	1.30%	to	2.60%	5.55%	to	5.78%	0.29%	to	1.60%
2013	26,570	$2.310689	to	$26.476818	$482,204	1.30%	to	2.60%	4.05%	to	4.26%	(11.09)%	to	(9.93)%
2012	29,945	$2.565377	to	$29.779865	$653,783	1.30%	to	2.60%	2.74%	to	2.89%	14.94%	to	16.44%
UIF Emerging Markets Equity Portfolio

2016	380,341	$15.388234	to	$16.598755	$5,813,917	0.75%	to	2.65%	0.44%	to	0.44%	3.83%	to	5.82%
2015	465,166	$14.820448	to	$15.685255	$6,766,957	0.75%	to	2.65%	0.76%	to	0.93%	(13.04)%	to	(11.37)%
2014	617,554	$17.043598	to	$17.698337	$10,212,616	0.75%	to	2.65%	0.33%	to	0.33%	(7.05)%	to	(5.27)%
2013	845,354	$18.336505	to	$18.682484	$14,824,281	0.75%	to	2.65%	1.12%	to	1.38%	(3.69)%	to	(1.84)%
2012	1,242,736	$19.032629	to	$19.038364	$22,389,555	0.75%	to	2.65%	—%	to	—%	16.71%	to	18.95%
UIF Growth Portfolio
2016	556,504	$14.036877	to	$14.827328	$8,187,358	1.30%	to	2.60%	—%	to	—%	(4.44)%	to	(2.91)%
2015	604,582	$14.689218	to	$15.271311	$9,182,375	1.30%	to	2.60%	—%	to	—%	9.09%	to	10.79%
2014	695,379	$13.464626	to	$13.784028	$9,554,078	1.30%	to	2.60%	—%	to	—%	3.37%	to	4.99%
2013	813,067	$13.026230	to	$13.129316	$10,662,732	1.30%	to	2.60%	—%	to	—%	30.26%	to	31.29%
UIF Mid Cap Growth Portfolio
2016	200,101	$16.021234	to	$19.476306	$3,570,350	0.75%	to	2.40%	—%	to	—%	(11.01)%	to	(9.52)%
2015	230,289	$18.002503	to	$21.526425	$4,577,777	0.75%	to	2.40%	—%	to	—%	(8.22)%	to	(6.69)%
2014	290,914	$19.614666	to	$23.070246	$6,252,458	0.75%	to	2.40%	—%	to	—%	(0.57)%	to	1.08%
2013	375,513	$19.727891	to	$22.823685	$8,055,118	0.75%	to	2.40%	0.24%	to	0.24%	34.23%	to	36.46%
2012	583,980	$14.697249	to	$16.725853	$9,249,251	0.75%	to	2.40%	—%	to	—%	5.92%	to	7.68%
Invesco V.I. American Value Fund
2016	230,440	$23.676760	to	$26.207525	$5,381,037	0.75%	to	2.85%	0.12%	to	0.36%	12.25%	to	14.36%
2015	277,673	$20.704063	to	$23.347367	$5,656,684	0.75%	to	2.85%	0.01%	to	0.30%	(11.68)%	to	(10.04)%
2014	352,950	$23.013806	to	$26.435568	$7,985,987	0.75%	to	2.85%	0.20%	to	0.45%	6.67%	to	8.66%
2013	495,328	$21.179622	to	$24.782999	$10,286,862	0.75%	to	2.85%	0.51%	to	0.66%	30.50%	to	32.93%
2012	724,104	$15.932646	to	$18.990959	$11,370,087	0.75%	to	2.85%	0.68%	to	0.70%	14.01%	to	16.20%
Morgan Stanley Mid Cap Growth Portfolio
2016	38,051	$2.277418	to	$20.830544	$1,205,178	1.30%	to	2.55%	—%	to	—%	(11.71)%	to	(10.39)%
2015	41,816	$2.541568	to	$23.593345	$1,474,938	1.30%	to	2.55%	—%	to	—%	(9.16)%	to	(7.80)%
2014	49,862	$2.756448	to	$13.758181	$1,976,096	1.30%	to	2.60%	—%	to	0.01%	(1.80)%	to	(0.26)%
2013	66,935	$2.763681	to	$14.010808	$2,342,405	1.30%	to	2.60%	0.06%	to	0.34%	33.84%	to	35.91%
2012	80,360	$2.033394	to	$10.468684	$2,088,920	1.30%	to	2.60%	—%	to	—%	5.46%	to	7.11%
Morgan Stanley Money Market Portfolio+
2016	-	$0.985990	to	$8.098541	$—	1.30%	to	2.85%	—%	to	—%	(0.97)%	to	(0.44)%
2015	224,987	$0.990356	to	$8.177491	$2,321,924	1.30%	to	2.85%	—%	to	—%	(2.80)%	to	(1.28)%
2014	329,952	$1.003168	to	$8.413078	$3,506,538	1.30%	to	2.85%	—%	to	0.01%	(2.80)%	to	(1.28)%
2013	456,434	$1.016224	to	$8.930910	$4,805,496	1.30%	to	2.60%	0.01%	to	0.01%	(2.56)%	to	(1.28)%
2012	541,789	$1.029389	to	$9.165262	$5,924,733	1.30%	to	2.60%	0.01%	to	0.01%	(2.55)%	to	(1.28)%
Invesco V.I. Equally-Weighted S&P 500 Fund
2016	142,427	$2.829962	to	$28.549730	$5,625,906	1.30%	to	2.85%	0.40%	to	0.60%	10.74%	to	12.77%
2015	191,877	$2.509567	to	$25.780834	$6,451,922	1.30%	to	2.85%	1.17%	to	1.35%	(5.65)%	to	(3.93)%

2014	208,334	$2.612359	to	$27.325076	$7,372,421	1.30%	to	2.85%	1.20%	to	1.42%	10.42%	to	12.41%
2013	239,418	$2.323911	to	$24.746789	$7,584,716	1.30%	to	2.85%	1.25%	to	1.41%	31.32%	to	33.67%
2012	320,148	$1.738574	to	$18.999175	$7,185,523	1.30%	to	2.65%	1.63%	to	1.79%	13.76%	to	15.58%
UIF Small Company Growth Portfolio
2016	7,361	$17.270271	to	$19.870159	$136,100	1.50%	to	2.60%	—%	to	—%	2.93%	to	4.07%
2015	10,222	$16.778306	to	$19.093019	$195,877	1.50%	to	2.60%	—%	to	—%	(12.11)%	to	(11.14)%
2014	11,049	$19.089629	to	$21.485475	$240,434	1.50%	to	2.60%	—%	to	—%	(16.07)%	to	(15.14)%
2013	11,426	$22.745582	to	$25.320088	$298,905	1.50%	to	2.60%	—%	to	—%	66.94%	to	68.78%
2012	17,308	$13.624834	to	$15.001498	$265,382	1.50%	to	2.60%	—%	to	—%	11.76%	to	13.00%
UIF Global Franchise Portfolio
2016	14,256	$22.174510	to	$31.422527	$415,284	1.50%	to	2.55%	1.43%	to	1.48%	2.76%	to	3.85%
2015	15,621	$21.578044	to	$30.257827	$439,882	1.50%	to	2.55%	2.07%	to	2.08%	3.53%	to	4.62%
2014	16,503	$25.464307	to	$28.921675	$444,133	1.50%	to	2.60%	2.05%	to	2.07%	1.83%	to	2.95%
2013	18,741	$25.007210	to	$28.091786	$485,280	1.50%	to	2.60%	2.59%	to	2.62%	16.59%	to	17.88%
2012	19,697	$21.448564	to	$23.830805	$434,031	1.50%	to	2.60%	2.20%	to	2.21%	12.63%	to	13.87%
Oppenheimer Discovery Mid Cap Growth Fund/VA
2016	102,347	$16.545439	to	$25.631795	$1,669,209	1.15%	to	2.65%	—%	to	—%	(0.59)%	to	0.91%
2015	158,872	$16.395955	to	$25.784201	$2,534,650	1.15%	to	2.65%	—%	to	—%	3.57%	to	5.13%
2014	161,126	$15.595660	to	$24.896342	$2,456,957	1.15%	to	2.65%	—%	to	—%	2.77%	to	4.32%
2013	287,141	$13.327701	to	$14.950078	$4,185,495	1.15%	to	2.45%	—%	to	—%	32.35%	to	34.08%
2012	416,183	$10.070234	to	$11.150423	$4,541,190	1.15%	to	2.45%	—%	to	—%	13.36%	to	14.84%
Oppenheimer Capital Appreciation Fund/VA
2016	1,023,603	$17.249755	to	$22.011826	$16,342,025	0.75%	to	2.65%	0.11%	to	0.12%	(4.98)%	to	(3.16)%
2015	1,237,255	$17.812432	to	$23.166173	$20,515,691	0.75%	to	2.65%	—%	to	—%	0.57%	to	2.50%
2014	1,582,790	$17.378669	to	$23.035754	$25,720,914	0.75%	to	2.65%	0.16%	to	0.18%	12.12%	to	14.27%
2013	2,158,537	$15.208776	to	$20.546065	$30,811,193	0.75%	to	2.65%	0.74%	to	0.76%	26.05%	to	28.46%
2012	3,329,479	$11.839081	to	$16.300103	$37,299,396	0.75%	to	2.65%	0.34%	to	0.40%	10.83%	to	12.96%
Oppenheimer Global Fund/VA
2016	3,421,200	$18.870189	to	$20.609696	$59,614,123	0.75%	to	2.65%	0.76%	to	0.92%	(2.77)%	to	(0.90)%
2015	3,989,744	$19.042232	to	$21.196846	$70,629,298	0.75%	to	2.65%	1.05%	to	1.08%	0.96%	to	2.90%
2014	5,076,436	$18.506001	to	$20.995244	$87,948,724	0.75%	to	2.65%	0.65%	to	0.94%	(0.61)%	to	1.29%
2013	6,683,713	$18.269664	to	$21.124717	$114,998,692	0.75%	to	2.65%	1.18%	to	1.36%	23.67%	to	26.04%
2012	10,122,147	$14.494808	to	$17.081030	$139,326,196	0.75%	to	2.65%	1.85%	to	1.98%	17.79%	to	20.05%
Oppenheimer Main Street Fund®/VA
2016	233,821	$20.322859	to	$24.146776	$4,309,521	0.75%	to	2.65%	0.86%	to	0.86%	8.39%	to	10.47%
2015	282,491	$18.397354	to	$22.278276	$4,757,947	0.75%	to	2.65%	0.66%	to	0.67%	0.41%	to	2.34%
2014	337,301	$17.977375	to	$22.187473	$5,628,841	0.75%	to	2.65%	—%	to	0.60%	7.51%	to	9.58%

2013	439,447	$14.117877	to	$16.406337	$6,710,446	0.75%	to	2.45%	0.85%	to	0.85%	28.26%	to	30.46%
2012	612,063	$11.007170	to	$12.576051	$7,214,807	0.75%	to	2.45%	0.66%	to	0.69%	13.79%	to	15.74%
Oppenheimer Main Street Small Cap Fund/VA
2016	1,140,501	$23.772377	to	$29.318220	$24,957,085	0.75%	to	2.65%	0.25%	to	0.32%	14.60%	to	16.79%
2015	1,394,182	$20.354358	to	$25.584050	$26,268,302	0.75%	to	2.65%	0.63%	to	0.65%	(8.55)%	to	(6.80)%
2014	1,765,645	$21.838371	to	$27.976192	$35,915,672	0.75%	to	2.65%	0.62%	to	0.63%	8.74%	to	10.82%
2013	2,280,373	$19.706083	to	$25.728730	$42,145,091	0.75%	to	2.65%	0.65%	to	0.75%	36.95%	to	39.57%
2012	3,715,414	$14.118832	to	$18.786863	$49,534,146	0.75%	to	2.65%	0.31%	to	0.43%	14.59%	to	16.79%
Putnam VT Diversified Income Fund
2016	672,960	$17.772352	to	$25.686248	$14,641,293	0.75%	to	2.65%	7.16%	to	7.35%	2.66%	to	4.63%
2015	803,983	$17.311282	to	$24.548990	$16,911,341	0.75%	to	2.65%	9.20%	to	10.30%	(4.90)%	to	(3.07)%
2014	1,023,105	$18.202420	to	$25.326735	$22,349,621	0.75%	to	2.65%	7.74%	to	7.75%	(2.28)%	to	(0.40)%
2013	1,402,513	$18.626547	to	$25.429077	$31,000,713	0.75%	to	2.65%	2.89%	to	3.53%	4.99%	to	7.01%
2012	2,033,101	$17.740592	to	$23.763861	$42,647,833	0.75%	to	2.65%	5.37%	to	5.61%	8.61%	to	10.69%
Putnam VT Global Asset Allocation Fund
2016	85,532	$20.825184	to	$57.033346	$2,885,197	1.05%	to	2.65%	1.89%	to	1.93%	3.92%	to	5.60%
2015	111,698	$20.039359	to	$54.009949	$3,731,533	1.05%	to	2.65%	2.15%	to	2.19%	(2.45)%	to	(0.87)%
2014	133,735	$20.542038	to	$56.117736	$4,447,204	0.75%	to	2.65%	—%	to	5.67%	6.56%	to	8.61%
2013	211,163	$12.062583	to	$51.671303	$5,811,348	0.75%	to	2.45%	1.80%	to	1.81%	16.60%	to	18.60%
2012	331,554	$10.345093	to	$43.567673	$7,668,294	0.75%	to	2.45%	0.72%	to	0.72%	11.44%	to	13.35%
Putnam VT Growth and Income Fund
2016	58,233	$22.353571	to	$86.018187	$1,902,617	0.75%	to	2.65%	1.68%	to	1.68%	12.01%	to	14.16%
2015	69,523	$19.957036	to	$75.350417	$2,199,702	0.75%	to	2.65%	1.87%	to	2.40%	(9.95)%	to	(8.22)%
2014	87,540	$22.161391	to	$82.097469	$3,344,336	0.75%	to	2.65%	—%	to	1.63%	7.84%	to	9.91%
2013	132,099	$13.538160	to	$74.698236	$4,725,232	0.75%	to	2.40%	0.27%	to	1.66%	32.46%	to	34.66%
2012	157,186	$10.220434	to	$55.470266	$4,342,381	0.75%	to	2.40%	1.69%	to	1.75%	16.31%	to	18.25%
Putnam VT Growth Opportunities Fund+
2016	163,638	$10.412677	to	$10.528491	$1,714,504	0.75%	to	2.65%	—%	to	—%	4.13%	to	5.28%
Putnam VT International Value Fund
2016	327,900	$6.575974	to	$7.664850	$2,399,657	0.75%	to	2.40%	2.35%	to	2.36%	(1.29)%	to	0.35%
2015	357,097	$6.662174	to	$7.638116	$2,616,003	0.75%	to	2.40%	1.29%	to	1.32%	(4.33)%	to	(2.73)%
2014	418,835	$6.963347	to	$7.852697	$3,183,267	0.75%	to	2.40%	1.33%	to	1.34%	(11.64)%	to	(10.16)%
2013	495,068	$7.880268	to	$8.741171	$4,208,063	0.75%	to	2.40%	—%	to	2.52%	19.32%	to	21.30%
2012	133,996	$6.587144	to	$7.055549	$925,572	1.15%	to	2.45%	2.86%	to	2.97%	18.76%	to	20.31%
Putnam VT International Equity Fund
2016	1,107,063	$13.997069	to	$22.626784	$16,293,893	0.75%	to	2.65%	3.35%	to	3.53%	(5.01)%	to	(3.18)%
2015	1,287,245	$14.734763	to	$23.370571	$19,746,697	0.75%	to	2.65%	1.23%	to	1.24%	(2.48)%	to	(0.61)%

2014	1,562,163	$15.109360	to	$23.513525	$24,324,737	0.75%	to	2.65%	0.84%	to	1.66%	(9.22)%	to	(7.47)%
2013	1,901,725	$16.643288	to	$25.412902	$32,155,946	0.75%	to	2.65%	1.41%	to	1.65%	24.72%	to	27.11%
2012	3,052,070	$13.344161	to	$19.992244	$41,536,904	0.75%	to	2.65%	2.13%	to	2.30%	18.73%	to	21.01%
Putnam VT Investors Fund
2016	797,094	$17.559789	to	$24.201699	$11,619,353	0.75%	to	2.65%	1.28%	to	1.29%	9.12%	to	11.21%
2015	978,751	$15.789220	to	$22.178940	$12,855,265	0.75%	to	2.65%	1.17%	to	1.17%	(4.74)%	to	(2.91)%
2014	1,274,342	$16.262141	to	$23.281549	$17,190,273	0.75%	to	2.65%	0.89%	to	1.82%	10.93%	to	13.06%
2013	1,713,736	$14.383401	to	$20.986803	$20,535,251	0.75%	to	2.65%	—%	to	1.43%	31.59%	to	34.11%
2012	2,665,098	$6.821686	to	$10.724710	$24,566,239	0.75%	to	2.40%	1.28%	to	1.44%	14.06%	to	15.96%
Putnam VT Multi-Cap Growth Fund
2016	154,821	$19.403038	to	$21.889051	$3,267,002	0.75%	to	2.65%	0.20%	to	0.70%	4.97%	to	6.98%
2015	181,339	$18.484578	to	$20.460308	$3,599,734	0.75%	to	2.65%	0.48%	to	0.50%	(2.90)%	to	(1.03)%
2014	216,687	$19.036226	to	$20.674202	$4,373,809	0.75%	to	2.65%	—%	to	0.49%	10.52%	to	12.64%
2013	292,696	$17.368559	to	$18.353989	$5,277,335	0.75%	to	2.40%	0.39%	to	0.50%	33.21%	to	35.42%
2012	67,296	$13.038869	to	$13.553343	$895,955	0.75%	to	2.40%	0.23%	to	0.23%	13.99%	to	15.89%
Putnam VT Small Cap Value Fund
2016	435,170	$28.311719	to	$43.451754	$16,199,550	0.75%	to	2.65%	0.78%	to	1.16%	24.16%	to	26.54%
2015	517,941	$22.802738	to	$34.338316	$15,384,984	0.75%	to	2.65%	0.40%	to	0.84%	(6.74)%	to	(4.95)%
2014	645,835	$24.451792	to	$36.128275	$20,433,163	0.75%	to	2.65%	0.46%	to	0.73%	0.73%	to	2.66%
2013	823,281	$24.274924	to	$35.191734	$25,633,546	0.75%	to	2.65%	0.83%	to	1.04%	35.96%	to	38.56%
2012	1,409,074	$17.854586	to	$25.397393	$32,311,517	0.75%	to	2.65%	0.45%	to	0.45%	14.42%	to	16.61%
Putnam VT George Putnam Balanced Fund
2016	114,835	$17.225422	to	$18.793451	$1,806,801	0.75%	to	2.65%	1.71%	to	1.72%	5.18%	to	7.20%
2015	129,339	$16.068049	to	$17.867045	$1,913,947	0.75%	to	2.65%	1.70%	to	1.73%	(3.72)%	to	(1.87)%
2014	166,810	$16.374109	to	$18.556698	$2,547,744	0.75%	to	2.65%	1.23%	to	1.50%	7.78%	to	9.85%
2013	201,291	$14.905794	to	$17.216653	$2,816,249	0.75%	to	2.65%	—%	to	1.52%	15.01%	to	17.21%
2012	325,715	$10.371758	to	$12.716907	$3,917,285	0.75%	to	2.45%	1.92%	to	1.99%	9.81%	to	11.69%
Putnam VT Voyager Fund+
2016	-	$24.191574	to	$97.738271	$—	0.75%	to	2.65%	1.17%	to	1.19%	0.83%	to	2.75%
2015	80,141	$23.993017	to	$95.125345	$2,438,577	0.75%	to	2.65%	1.12%	to	1.13%	(8.57)%	to	(6.81)%
2014	122,424	$26.241796	to	$102.081444	$3,309,477	0.75%	to	2.65%	0.44%	to	0.76%	6.85%	to	8.90%
2013	164,283	$24.559128	to	$93.737609	$4,090,379	0.75%	to	2.65%	0.49%	to	0.77%	39.97%	to	42.65%
2012	183,137	$17.546042	to	$65.710900	$3,430,099	0.75%	to	2.65%	0.31%	to	0.33%	11.24%	to	13.37%
Putnam VT Equity Income Fund
2016	153,628	$24.197864	to	$28.221253	$4,077,909	0.75%	to	2.65%	1.88%	to	1.90%	10.67%	to	12.79%
2015	187,378	$21.864636	to	$25.020101	$4,440,401	0.75%	to	2.65%	1.61%	to	1.64%	(5.58)%	to	(3.77)%
2014	231,669	$23.156507	to	$25.999530	$5,748,106	0.75%	to	2.65%	1.73%	to	2.09%	9.71%	to	11.82%

2013	343,718	$21.106196	to	$23.251514	$7,694,519	0.75%	to	2.65%	—%	to	2.01%	28.95%	to	31.43%
2012	407,877	$16.501820	to	$17.691694	$6,987,732	0.75%	to	2.45%	2.21%	to	2.27%	16.42%	to	18.41%
Pioneer Fund VCT Portfolio
2016	80,983	$1.578513	to	$1.669860	$128,479	1.60%	to	2.10%	1.04%	to	1.11%	7.34%	to	7.88%
2015	88,566	$1.470604	to	$1.547946	$130,839	1.60%	to	2.10%	0.82%	to	0.83%	(2.44)%	to	(1.95)%
2014	104,758	$1.507435	to	$1.646007	$158,480	1.15%	to	2.10%	0.53%	to	0.90%	8.48%	to	9.51%
2013	115,676	$1.389631	to	$1.503025	$161,590	1.15%	to	2.10%	0.85%	to	0.98%	30.22%	to	31.46%
2012	163,326	$1.067121	to	$1.143296	$175,496	1.15%	to	2.10%	1.19%	to	1.24%	7.67%	to	8.69%
Invesco V.I. Growth and Income Fund
2016	593,664	$21.784103	to	$28.777256	$15,171,102	0.75%	to	2.85%	0.90%	to	0.91%	16.07%	to	18.54%
2015	710,108	$18.767303	to	$24.276966	$15,498,497	0.75%	to	2.85%	2.54%	to	2.60%	(6.03)%	to	(4.04)%
2014	885,176	$19.971833	to	$25.297861	$20,402,746	0.75%	to	2.85%	1.30%	to	1.43%	6.88%	to	9.14%
2013	1,150,248	$18.686836	to	$23.178461	$24,634,981	0.75%	to	2.85%	1.15%	to	1.23%	30.01%	to	32.77%
2012	1,827,941	$14.491008	to	$17.457721	$29,845,558	0.75%	to	2.65%	1.28%	to	1.31%	11.36%	to	13.49%
Invesco V.I. Comstock Fund
2016	841,830	$23.859571	to	$27.704187	$21,319,459	0.75%	to	2.65%	1.34%	to	1.35%	13.93%	to	16.11%
2015	1,034,672	$20.942624	to	$23.859636	$22,749,816	0.75%	to	2.65%	1.63%	to	1.67%	(8.65)%	to	(6.90)%
2014	1,235,772	$22.925467	to	$25.626715	$29,441,049	0.75%	to	2.65%	1.10%	to	1.10%	6.25%	to	8.29%
2013	1,674,153	$21.577179	to	$23.665796	$37,160,386	0.75%	to	2.65%	1.15%	to	1.27%	32.11%	to	34.64%
2012	2,574,929	$16.332711	to	$17.577090	$42,974,594	0.75%	to	2.65%	1.44%	to	1.44%	15.82%	to	18.04%
Invesco V.I. American Franchise Fund
2016	3,610	$20.514269	to	$23.176622	$79,934	1.50%	to	2.40%	—%	to	—%	(0.40)%	to	0.50%
2015	5,998	$20.597416	to	$23.061948	$132,110	1.50%	to	2.40%	—%	to	—%	2.27%	to	3.19%
2014	3,295	$20.141072	to	$22.348913	$70,511	1.50%	to	2.40%	—%	to	—%	5.60%	to	6.56%
2013	8,279	$19.072277	to	$20.973366	$165,118	1.50%	to	2.40%	0.25%	to	0.25%	36.49%	to	37.72%
2012	11,378	$13.706187	to	$15.229283	$163,328	1.50%	to	2.60%	—%	to	—%	10.49%	to	11.71%
Invesco V.I. Mid Cap Growth Fund
2016	5,677	$17.834076	to	$19.748941	$104,291	1.50%	to	2.30%	—%	to	—%	(1.71)%	to	(0.92)%
2015	7,029	$18.145196	to	$19.933321	$130,841	1.50%	to	2.30%	—%	to	—%	(1.26)%	to	(0.46)%
2014	7,255	$17.792824	to	$20.025915	$136,311	1.50%	to	2.60%	—%	to	—%	4.93%	to	6.09%
2013	7,897	$16.957027	to	$18.876467	$140,966	1.50%	to	2.60%	0.22%	to	0.22%	33.10%	to	34.57%
2012	14,416	$12.739822	to	$14.027006	$194,686	1.50%	to	2.60%	—%	to	—%	8.76%	to	9.97%
Wells Fargo VT Intrinsic Value Fund+
2016	-	$1.730261	to	$1.730261	$—	1.65%	to	1.65%	1.85%	to	1.85%	(0.14)%	to	(0.14)%
2015	3,065	$1.732675	to	$1.732675	$5,311	1.65%	to	1.65%	0.87%	to	0.87%	(2.15)%	to	(2.15)%
2014	3,102	$1.770800	to	$1.770800	$5,493	1.65%	to	1.65%	0.76%	to	0.76%	8.51%	to	8.51%
2013	3,188	$1.631978	to	$1.631978	$5,202	1.65%	to	1.65%	1.02%	to	1.02%	28.17%	to	28.17%

2012	3,191	$1.273268	to	$1.273268	$4,063	1.65%	to	1.65%	1.34%	to	1.34%	17.52%	to	17.52%
Wells Fargo VT International Equity Fund
2016	590,056	$1.017274	to	$1.947089	$762,844	1.15%	to	2.40%	3.28%	to	3.38%	0.80%	to	2.07%
2015	717,108	$1.009162	to	$1.907551	$901,449	1.15%	to	2.40%	4.17%	to	4.21%	(0.13)%	to	1.13%
2014	996,748	$1.010483	to	$1.886318	$1,255,364	1.15%	to	2.40%	2.99%	to	3.02%	(7.55)%	to	(6.38)%
2013	1,200,512	$1.092958	to	$2.014936	$1,616,551	1.15%	to	2.40%	2.48%	to	2.50%	17.09%	to	18.57%
2012	1,351,867	$0.933396	to	$1.699411	$1,523,973	1.15%	to	2.40%	1.27%	to	1.65%	10.99%	to	12.38%
Wells Fargo VT Small Cap Growth Fund
2016	69,146	$17.758039	to	$19.249420	$1,267,952	1.15%	to	2.40%	—%	to	—%	5.54%	to	6.87%
2015	88,059	$16.825853	to	$18.012433	$1,522,962	1.15%	to	2.40%	—%	to	—%	(4.94)%	to	(3.75)%
2014	113,101	$17.701029	to	$18.713842	$2,047,656	1.15%	to	2.40%	—%	to	—%	(4.01)%	to	(2.80)%
2013	130,153	$18.439700	to	$19.252544	$2,412,337	1.15%	to	2.40%	—%	to	—%	46.99%	to	48.84%
2012	182,005	$12.468025	to	$12.935392	$2,286,776	1.15%	to	2.65%	—%	to	—%	5.29%	to	6.88%
Wells Fargo VT Small Cap Value Fund+
2016	-	$13.127310	to	$14.139445	$—	1.15%	to	2.40%	0.54%	to	0.54%	6.24%	to	6.89%
2015	268,046	$12.356022	to	$13.227651	$3,458,912	1.15%	to	2.40%	0.57%	to	0.58%	(12.47)%	to	(11.37)%
2014	319,892	$14.116551	to	$14.924536	$4,676,966	1.15%	to	2.40%	0.59%	to	0.60%	2.15%	to	3.44%
2013	405,097	$13.819185	to	$14.428683	$5,754,965	1.15%	to	2.40%	0.95%	to	0.97%	12.30%	to	13.72%
2012	494,029	$12.229896	to	$12.688341	$6,198,451	1.15%	to	2.65%	1.09%	to	1.14%	11.35%	to	13.03%
Wells Fargo VT Opportunity Fund
2016	3,802	$17.053287	to	$18.181991	$68,015	1.15%	to	2.35%	2.00%	to	2.31%	9.91%	to	11.23%
2015	11,185	$15.516077	to	$16.345729	$181,010	1.15%	to	2.35%	0.40%	to	0.42%	(5.10)%	to	(3.96)%
2014	16,322	$16.350729	to	$17.019429	$275,718	1.15%	to	2.35%	0.30%	to	0.31%	8.13%	to	9.44%
2013	19,423	$15.121187	to	$15.551922	$300,692	1.15%	to	2.35%	0.45%	to	0.45%	27.95%	to	29.50%
2012	23,309	$11.817741	to	$12.009593	$278,763	1.15%	to	2.35%	0.59%	to	0.59%	13.12%	to	14.48%
UIF Global Infrastructure Portfolio
2016	142,322	$10.737272	to	$11.116246	$1,573,381	1.40%	to	2.35%	2.06%	to	2.22%	12.30%	to	13.66%
2015	157,513	$9.561557	to	$9.779894	$1,534,848	1.40%	to	2.35%	1.58%	to	1.82%	(15.89)%	to	(14.96)%
2014	180,233	$11.367425	to	$11.499836	$2,069,290	1.40%	to	2.35%	—%	to	—%	13.67%	to	15.00%
HIMCO VIT Index Fund
2016	2,791,947	$1.696261	to	$1.883117	$6,383,994	1.15%	to	2.40%	2.13%	to	2.23%	8.95%	to	10.32%
2015	3,090,606	$1.556988	to	$1.707028	$6,558,470	1.15%	to	2.40%	0.35%	to	0.35%	(1.33)%	to	(0.09)%
2014	3,867,870	$1.791778	to	$22.109906	$8,326,002	0.75%	to	2.65%	—%	to	—%	4.14%	to	4.78%
HIMCO VIT American Funds Bond Fund
2016	1,311	$11.464339	to	$11.464339	$15,027	1.00%	to	1.00%	3.39%	to	3.39%	1.63%	to	1.63%
2015	1,312	$11.280000	to	$11.280000	$14,801	1.00%	to	1.00%	1.81%	to	1.81%	(1.05)%	to	(1.05)%
2014	1,359	$11.399986	to	$11.399986	$15,486	1.00%	to	1.00%	—%	to	—%	0.53%	to	0.53%

HIMCO VIT American Funds Global Small Capitalization Fund+
2016	-	$11.224151	to	$11.224151	$—	1.30%	to	1.30%	—%	to	—%	0.35%	to	0.35%
2015	7	$11.184490	to	$11.184490	$80	1.30%	to	1.30%	—%	to	—%	(1.32)%	to	(1.32)%
2014	7	$11.333888	to	$11.333888	$83	1.30%	to	1.30%	—%	to	—%	(2.63)%	to	(2.63)%
HIMCO VIT American Funds Growth Fund
2016	562	$16.245542	to	$16.245542	$9,137	1.00%	to	1.00%	0.32%	to	0.32%	8.02%	to	8.02%
2015	606	$15.039710	to	$15.039710	$9,114	1.00%	to	1.00%	0.90%	to	0.90%	5.44%	to	5.44%
2014	653	$14.263752	to	$14.263752	$9,315	1.00%	to	1.00%	—%	to	—%	3.44%	to	3.44%
HIMCO VIT American Funds International Fund
2016	620	$9.945672	to	$9.945672	$6,169	1.00%	to	1.00%	1.39%	to	1.39%	2.25%	to	2.25%
2015	630	$9.727120	to	$9.727120	$6,127	1.00%	to	1.00%	1.18%	to	1.18%	(5.78)%	to	(5.78)%
2014	618	$10.323945	to	$10.323945	$6,381	1.00%	to	1.00%	—%	to	—%	(6.15)%	to	(6.15)%
MFS® Core Equity Portfolio
2016	30,472	$11.012148	to	$11.214594	$339,195	1.30%	to	2.25%	0.77%	to	0.77%	8.90%	to	9.94%
2015	42,582	$10.112299	to	$10.200852	$433,083	1.30%	to	2.25%	0.55%	to	0.55%	1.12%	to	2.01%
MFS® Massachusetts Investors Growth Stock Portfolio
2016	30,682	$10.500665	to	$10.622201	$325,130	1.40%	to	2.00%	0.59%	to	0.60%	3.97%	to	4.60%
2015	30,941	$10.099240	to	$10.155009	$313,848	1.40%	to	2.00%	0.31%	to	0.50%	0.99%	to	1.55%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2016 through the date of issuance noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholder of
Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and subsidiaries (the "Company") as of December 31, 2016 and 2015, and the related consolidated statements of operations, comprehensive income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2016. These consolidated financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on the consolidated financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Hartford, Connecticut
February 24, 2017

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations

	For the years ended December 31,
(In millions)	2016	2015	2014
Revenues
Fee income and other	$969	$1,097	$1,210
Earned premiums	203	92	32
Net investment income	1,373	1,456	1,543
Net realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(29)	(63)	(31)
OTTI losses recognized in other comprehensive income (losses) ("OCI")	1	2	2
Net OTTI losses recognized in earnings	(28)	(61)	(29)
Other net realized capital gains (losses)	(135)	(85)	606
Total net realized capital gains (losses)	(163)	(146)	577
Total revenues	2,382	2,499	3,362
Benefits, losses and expenses
Benefits, loss and loss adjustment expenses	1,437	1,402	1,460
Amortization of deferred policy acquisition costs ("DAC")	114	69	206
Insurance operating costs and other expenses	472	524	851
Reinsurance gain on disposition	—	(28)	(23)
Dividends to policyholders	3	2	7
Total benefits, losses and expenses	2,026	1,969	2,501
Income before income taxes	356	530	861
Income tax expense	74	30	184
Net income	282	500	677
Net income attributable to noncontrolling interest	—	—	1
Net income attributable to Hartford Life Insurance Company	$282	$500	$676
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)

	Year Ended December 31,
(In millions)	2016	2015	2014
Net income	$282	$500	$677
Other comprehensive income (loss):
Change in net unrealized gain on securities	154	(615)	659
Change in net gain on cash-flow hedging instruments	(25)	(13)	(9)
Change in foreign currency translation adjustments	—	—	(3)
OCI, net of tax	129	(628)	647
Comprehensive income (loss)	411	(128)	1,324
Less: Comprehensive income attributable to noncontrolling interest	—	—	1
Comprehensive income (loss) attributable to Hartford Life Insurance Company	$411	$(128)	$1,323
 See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets

	As of December 31,
(In millions, except for share data)	2016	2015
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $22,507 and $23,559)	$23,819	$24,657
Fixed maturities, at fair value using the fair value option (includes variable interest entity assets, at fair value, of $0 and $49)	82	165
Equity securities, available-for-sale, at fair value (cost of $142 and $471) (includes equity securities, at fair value using the fair value option, of $0 and $281, and variable interest entity assets of $0 and $1)	152	459
Mortgage loans (net of allowance for loan losses of $19 and $19)	2,811	2,918
Policy loans, at outstanding balance	1,442	1,446
Limited partnerships and other alternative investments (includes variable interest entity assets of $0 and $2)	930	1,216
Other investments	293	212
Short-term investments (includes variable interest entity assets of $0 and $2)	1,349	572
Total investments	30,878	31,645
Cash	554	305
Premiums receivable and agents’ balances, net	18	19
Reinsurance recoverables	20,725	20,499
Deferred policy acquisition costs	463	542
Deferred income taxes, net	1,437	1,581
Other assets	606	648
Separate account assets	115,665	120,111
Total assets	$170,346	$175,350
Liabilities
Reserve for future policy benefits	$14,000	$13,850
Other policyholder funds and benefits payable	30,588	31,157
Other liabilities (includes variable interest entity liabilities of $0 and $12)	2,272	2,070
Separate account liabilities	115,665	120,111
Total liabilities	162,525	167,188
Commitments and Contingencies (Note 10)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	4,935	5,687
Accumulated other comprehensive income, net of tax	722	593
Retained earnings	2,158	1,876
Total stockholder’s equity	7,821	8,162
Total liabilities and stockholder’s equity	$170,346	$175,350
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholder's Equity

(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Non-Controlling Interest	Total Stockholder's Equity
Balance, December 31, 2015	$6	$5,687	$593	$1,876	$—	$8,162
Return of capital to parent	—	(752)	—	—	—	(752)
Net income	—	—	—	282	—	282
Total other comprehensive income	—	—	129	—	—	129
Balance, December 31, 2016	$6	$4,935	$722	$2,158	$—	$7,821
Balance, December 31, 2014	$6	$6,688	$1,221	$1,376	$—	$9,291
Return of capital to parent	—	(1,001)	—	—	—	(1,001)
Net income	—	—	—	500	—	500
Total other comprehensive loss	—	—	(628)	—	—	(628)
Balance, December 31, 2015	$6	$5,687	$593	$1,876	$—	$8,162
Balance, December 31, 2013	$6	$6,959	$574	$700	$—	$8,239
Return of capital to parent	—	(271)	—	—	—	(271)
Net income	—	—	—	676	1	677
Change in non-controlling interest ownership					(1)	(1)
Total other comprehensive income	—	—	647	—	—	647
Balance, December 31, 2014	$6	$6,688	$1,221	$1,376	$—	$9,291
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	For the years ended December 31,
(In millions)	2016	2015	2014
Operating Activities
Net income	$282	$500	$677
Adjustments to reconcile net income to net cash provided by operating activities
Net realized capital (gains) losses	163	146	(577)
Amortization of deferred policy acquisition costs	114	69	206
Additions to deferred policy acquisition costs	(7)	(7)	(14)
Reinsurance gain on disposition	—	(28)	(23)
Depreciation and amortization (accretion), net	9	(14)	6
Other operating activities, net	33	38	248
Change in assets and liabilities:
Decrease (increase) in reinsurance recoverables	117	(14)	170
Increase (decrease) in accrued and deferred income taxes	278	(62)	302
Increase in reserve for future policy benefits and unearned premiums	111	276	586
Net changes in other assets and other liabilities	(316)	(222)	(912)
Net cash provided by operating activities	784	682	669
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	10,152	11,465	10,333
Fixed maturities, fair value option	68	107	358
Equity securities, available-for-sale	321	586	107
Mortgage loans	371	467	377
Partnerships	395	252	152
Payments for the purchase of:
Fixed maturities and short-term investments, available-for-sale	(8,889)	(11,755)	(7,385)
Fixed maturities, fair value option	(29)	(67)	(217)
Equity securities, available-for-sale	(58)	(535)	(363)
Mortgage loans	(263)	(282)	(146)
Partnerships	(151)	(199)	(104)
Net payments for derivatives	(261)	(167)	(66)
Net increase (decrease) in policy loans	2	(31)	(14)
Net (payments for) proceeds from short-term investments	(769)	1,604	(556)
Other investing activities, net	(25)	1	34
Net cash provided by investing activities	864	1,446	2,510
Financing Activities
Deposits and other additions to investment and universal life-type contracts	4,162	4,674	4,567
Withdrawals and other deductions from investment and universal life-type contracts	(14,871)	(16,972)	(21,810)
Net transfers from separate accounts related to investment and universal life-type contracts	9,811	10,987	14,167
Net increase in securities loaned or sold under agreements to repurchase	268	264	—
Return of capital to parent	(752)	(1,001)	(275)
Net repayments at maturity or settlement of consumer notes	(17)	(33)	(13)
Net cash used for financing activities	(1,399)	(2,081)	(3,364)
Foreign exchange rate effect on cash	—	—	(3)
Net increase (decrease) in cash	249	47	(188)
Cash — beginning of year	305	258	446
Cash — end of year	$554	$305	$258
Supplemental Disclosure of Cash Flow Information
Income tax refunds received/(payments)	210	(80)	187
Noncash return of capital	—	—	(4)
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)

1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Hartford Life Insurance Company (together with its subsidiaries, “HLIC”, “Company”, “we” or “our”) is a provider of insurance and investment products in the United States (“U.S.”) and is a wholly-owned subsidiary of Hartford Life, Inc., a Delaware corporation ("HLI"). The Hartford Financial Services Group, Inc. (“The Hartford”) is the ultimate parent of the Company.
On June 30, 2014, HLI completed the sale of the issued and outstanding equity of Hartford Life Insurance KK, a Japanese company ("HLIKK"), to ORIX Life Insurance Corporation ("Buyer"), a subsidiary of ORIX Corporation, a Japanese company. Upon closing HLIKK recaptured certain risks reinsured to the Company and Hartford Life and Annuity Insurance Company ("HLAI"), a wholly owned subsidiary of the Company, by terminating intercompany agreements. The Buyer is responsible for all liabilities related to the recaptured business. However, HLAI has continued to provide reinsurance for yen denominated fixed payout annuities. For further discussion of this transaction, see Note 11 - Transactions with Affiliates of Notes to Consolidated Financial Statements.
Effective April 1, 2014, the Company terminated its modified coinsurance ("modco") and coinsurance with funds withheld reinsurance agreement with White River Life Reinsurance ("WRR"), following receipt of approval from the State of Connecticut Insurance Department ("CTDOI") and Vermont Department of Financial Regulation. On April 30, 2014 The Hartford dissolved WRR. For further discussion of this transaction, see Note 11 - Transactions with Affiliates of Notes to Consolidated Financial Statements.
Effective March 3, 2014, The Hartford made Hartford Life and Accident Insurance Company ("HLA") the single nationwide underwriting company for its Group Benefits business by capitalizing HLA to support the Group Benefits business and separating it from the legal entities that support The Hartford's Talcott Resolution operating segment. On January 30, 2014, The Hartford received approval from the CTDOI for HLAI and the Company to dividend approximately $800 of cash and invested assets to HLA and this dividend was paid on February 27, 2014. All of the issued and outstanding equity of the Company was then distributed from HLA to HLI and the Company became a direct subsidiary of HLI.
The Consolidated Financial Statements have been prepared on the basis of accounting principles generally accepted in the United States of America (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.
Consolidation
The Consolidated Financial Statements include the accounts of HLIC and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. Entities in which HLIC has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. All intercompany transactions and balances between HLIC and its subsidiaries have been eliminated.
Use of Estimates
The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and other universal life-type contracts; evaluation of other-than-temporary impairments on available-for-sale securities and valuation allowances on investments; living benefits required to be fair valued; valuation of investments and derivative instruments; valuation allowance on deferred tax assets; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements.
Reclassifications
Certain reclassifications have been made to prior year financial information to conform to the current year presentation.
Adoption of New Accounting Standards
On January 1, 2016 the Company adopted new consolidation guidance issued by the Financial Accounting Standards Board ("FASB"). The updates revise when to consolidate variable interest entities ("VIEs") and general partners’ investments in limited partnerships, end the deferral granted for applying the VIE guidance to certain investment companies, and reduce the number of circumstances where a decision maker’s or service provider’s fee arrangement is deemed to be a variable interest in an entity. The updates also modify guidance for determining whether limited partnerships are VIEs or voting interest entities. The new guidance did not have a material effect on the Company’s Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Future Adoption of New Accounting Standards
Financial Instruments - Credit Losses
The FASB issued updated guidance for recognition and measurement of credit losses on financial instruments. The new guidance will replace the “incurred loss” approach with an “expected loss” model for recognizing credit losses for instruments carried at other than fair value, which will initially result in the recognition of greater allowances for losses. The allowance will be an estimate of credit losses expected over the life of debt instruments, such as mortgage loans, reinsurance recoverables and receivables. Credit losses on available-for-sale (“AFS”) debt securities carried at fair value will continue to be measured as other-than-temporary impairments (“OTTI”) when incurred; however, the losses will be recognized through an allowance and no longer as an adjustment to the cost basis. Recoveries of OTTI will be recognized as reversals of valuation allowances and no longer accreted as investment income through an adjustment to the investment yield. The allowance on AFS securities cannot cause the net carrying value to be below fair value and, therefore, it is possible that increases in fair value due to decreases in market interest rates could cause the reversal of a valuation allowance and increase net income. The new guidance will also require purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance to be recorded based on contractual amounts due and an initial allowance recorded at the date of purchase. The guidance is effective January 1, 2020 through a cumulative-effect adjustment to retained earnings for the change in the allowance for credit losses for debt instruments carried at other than fair value. No allowance will be recognized at adoption for AFS debt securities; rather, their cost basis will be evaluated for an allowance for OTTI prospectively. Early adoption is permitted as of January 1, 2019. The Company has not yet determined the timing for adoption or estimated the effect on the Company’s consolidated financial statements. Significant implementation matters yet to be addressed include estimating lifetime expected losses on debt instruments carried at other than fair value, determining the impact of valuation allowances on the effective interest method for recognizing interest income from AFS securities, updating our investment accounting system functionality to adjust valuation allowances based on changes in fair value and developing an implementation plan.

Financial Instruments - Recognition and Measurement
The FASB issued updated guidance for the recognition and measurement of financial instruments. The new guidance will require investments in equity securities to be measured at fair value with any changes in valuation reported in net income except for those equity securities that result in consolidation or are accounted for under the equity method of accounting. The new guidance will also require a deferred tax asset resulting from net unrealized losses on available-for-sale fixed maturities that are recognized in accumulated other comprehensive income (loss) ("AOCI") to be evaluated for recoverability in combination with the Company’s other deferred tax assets. Under existing guidance, the Company measures investments in equity securities, available-for-sale, at fair value with changes in fair value reported in other comprehensive income. As required, the Company will adopt the guidance effective January 1, 2018 through a cumulative effect adjustment to retained earnings. Early adoption is not allowed. The impact to the Company will be increased volatility in net income beginning in 2018. Any difference in the evaluation of deferred tax assets may also affect stockholder's equity. Cash flows will not be affected. The impact will depend on the composition of the Company’s investment portfolio in the future and changes in fair value of the Company’s investments. As of December 31, 2016, equity securities available-for-sale totaled $152, with unrealized gains of $7 in AOCI, that would have been classified in retained earnings. Had the new accounting guidance been in place since the beginning of 2016, the Company would have recognized mark-to-market gains of $7 after-tax in net income for the year ended December 31, 2016.
Revenue Recognition
The FASB issued updated guidance for recognizing revenue. The guidance excludes insurance contracts and financial instruments. Revenue is to be recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to be entitled in exchange for those goods or services, and this accounting guidance is similar to current accounting for many transactions. This guidance is effective retrospectively on January 1, 2018, with a choice of restating prior periods or recognizing a cumulative effect for contracts in place as of the adoption. Early adoption is permitted as of January 1, 2017. The Company will adopt on January 1, 2018 and has not determined its method for adoption. The adoption is not expected to have a material effect on the Company’s Consolidated Financial Statements.
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has no reportable segments and is comprised of the run-off operations of annuity, institutional and private-placement life insurance businesses. The Company's determination that it has no reportable segments is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at a consolidated level.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Revenue Recognition
For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for variable annuity and other universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life products, premiums are recognized as revenue when due from policyholders.
Income Taxes
The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company's current taxable income and its income before tax under generally accepted accounting principles in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.
The Company is included in The Hartford’s consolidated U.S. Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, is consistent with the “parent down” approach. Under this approach, the Company’s deferred tax assets and tax attributes are considered realized by it so long as the group is able to recognize (or currently use) the related deferred tax asset or attribute. Thus the need for a valuation allowance is determined at the consolidated return level rather than at the level of the individual entities comprising the consolidated group.
Dividends to Policyholders
Policyholder dividends are paid to certain life insurance policyholders. Policies that receive dividends are referred to as participating policies. Participating dividends to policyholders are accrued and reported in other liabilities using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.
There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to stockholders, the policyholder’s share of net income on those contracts that cannot be distributed is excluded from stockholder's equity by a charge to operations and an increase to a liability.
Investments
Overview
The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments, along with certain equity securities, which include common and non-redeemable preferred stocks, are classified as available-for-sale ("AFS") and are carried at fair value. The after-tax difference between fair value and cost or amortized cost is reflected in stockholders’ equity as a component of AOCI, after adjustments for the effect of deducting certain life and annuity deferred policy acquisition costs and reserve adjustments. Also included in equity securities, AFS are certain equity securities for which the Company elected the fair value option. These equity securities are carried at fair value with changes in value recorded in realized capital gains and losses on the Company's Consolidated Statements of Operations. Fixed maturities for which the Company elected the fair value option are classified as FVO and are carried at fair value with changes in value recorded in realized capital gains and losses. Policy loans are carried at outstanding balance. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value and accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month delay and hedge funds on a one-month delay. Accordingly, income for the years ended December 31, 2016, 2015, and 2014 may not include the full impact of current year changes in valuation of the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. In addition, for investments in a hedge fund of funds which was liquidated during 2016, the Company recognizes changes in the fair value of the underlying funds in net investment income, which is consistent with accounting requirements for investment companies. Other investments primarily consist of derivative instruments which are carried at fair value.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Net Realized Capital Gains and Losses
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in fixed maturities and equity securities FVO, and derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, ineffectiveness on derivatives that qualify for hedge accounting treatment, and the change in value of certain fair-value hedging instruments and their associated hedged item. Impairments and mortgage loan valuation allowances are recognized as net realized capital losses in accordance with the Company’s impairment and mortgage loan valuation allowance policies as discussed in Note 3 - Investments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.
Net Investment Income
Interest income from fixed maturities and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future repayments using the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends are recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings; however, for a portion of those investments, the Company uses investment fund accounting applied to a fund of funds which was liquidated during 2016. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary. The Company’s non-income producing investments were not material for the years ended December 31, 2016, 2015 and 2014.
Derivative Instruments
Overview
The Company utilizes a variety of over-the-counter ("OTC") transactions cleared through central clearing houses ("OTC-cleared"), and exchange-traded derivative instruments as part of its overall risk management strategy as well as to enter into replication transactions. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives:

•	to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility;

•	to manage liquidity;

•	to control transaction costs;

•	to enter into synthetic replication transactions.
Interest rate, volatility, dividend, credit default and index swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.
Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment is made by the purchaser of the contract at its inception and no principal payments are exchanged.
Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.
Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.
Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.
The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in Other Investments and Other Liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.
The Company also clears interest rate swap and certain credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid securities, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 4 - Derivative Instruments of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment interest either received or paid on the variation margin, which is reflected in net investment income. The Company has also elected to offset the fair value amounts, income accruals and related cash collateral receivables and payables of OTC-cleared derivative instruments based on clearing house agreements.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability (“fair value” hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a hedge of a net investment in a foreign operation (“net investment” hedge) or (4) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Fair Value Hedges - Changes in the fair value of a derivative that is designated and qualifies as a fair value hedge, including foreign-currency fair value hedges, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings as net realized capital gains and losses with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic cash flows and accruals of income/expense (“periodic derivative net coupon settlements”) are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.
Cash Flow Hedges - Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.
Net Investment in a Foreign Operation Hedges - Changes in fair value of a derivative used as a hedge of a net investment in a foreign operation, to the extent effective as a hedge, are recorded in the foreign currency translation adjustments account within AOCI. Cumulative changes in fair value recorded in AOCI are reclassified into earnings upon the sale or complete, or substantially complete, liquidation of the foreign entity. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.
Other Investment and/or Risk Management Activities - The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.
Hedge Documentation and Effectiveness Testing
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Hedge ineffectiveness of the hedge relationships are measured each reporting period using the “Change in Variable Cash Flows Method”, the “Change in Fair Value Method”, the “Hypothetical Derivative Method”, or the “Dollar Offset Method”.
Discontinuance of Hedge Accounting
The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2)the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.
When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings. Changes in the fair value of the hedged item attributable to the hedged risk is no longer adjusted through current period earnings and the existing basis adjustment is amortized to earnings over the remaining life of the hedged item through the applicable earnings component associated with the hedged item.
When hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.
In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged item.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Embedded Derivatives
The Company purchases and has previously issued financial instruments and products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association ("ISDA") agreements which are structured by legal entity and by counterparty, and permit right of offset. These agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $10. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.
Cash
Cash represents cash on hand and demand deposits with banks or other financial institutions.
Reinsurance
The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its maximum losses and to diversify its exposures and provide statutory surplus relief. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers.
Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (i.e. risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions.
Premiums, benefits, losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of any necessary allowance for uncollectible reinsurance.
The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements, and variations thereof. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.
The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company.
Deferred Policy Acquisition Costs
Deferred policy acquisition costs ("DAC") represent costs that are directly related to the acquisition of new and renewal insurance contracts and incremental direct costs of contract acquisition that are incurred in transactions with either independent third parties or employees. Such costs primarily include commissions, premium taxes, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully issued contracts.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

For life insurance products, the DAC asset related to most universal life-type contracts (including variable annuities) is amortized over the estimated life of the contracts acquired in proportion to the present value of estimated gross profits ("EGPs"). EGPs are also used to amortize other assets and liabilities in the Company’s Consolidated Balance Sheets, such as sales inducement assets (“SIA”). Components of EGPs are also used to determine reserves for universal life type contracts (including variable annuities) with death or other insurance benefits such as guaranteed minimum death, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.
For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that time frame are immaterial. Products sold in a particular year are aggregated into cohorts. Future gross profits for each cohort are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity and variable universal life products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full surrender and partial withdrawal rates; interest margin; mortality; and the extent and duration of hedging activities and hedging costs.
The Company determines EGPs from a single deterministic reversion to mean ("RTM") separate account return projection which is an estimation technique commonly used by insurance entities to project future separate account returns. Through this estimation technique, the Company’s DAC model is adjusted to reflect actual account values at the end of each quarter. Through a consideration of recent market returns, the Company will unlock ("Unlock"), or adjust, projected returns over a future period so that the account value returns to the long-term expected rate of return, providing that those projected returns do not exceed certain caps. This Unlock for future separate account returns is determined each quarter.
In the fourth quarter of 2016, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax charge and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder assumptions if credible emerging data indicates that changes are warranted. The Company will continue to evaluate its assumptions related to policyholder behavior as initiatives to reduce the size of the variable annuity business are implemented by management. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the DAC models, as well as, EGPs used in the death and other insurance benefit reserving models.
All assumption changes that affect the estimate of future EGPs including the update of current account values, the use of the RTM estimation technique, and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the DAC and death and other insurance benefit reserve balances in the Consolidated Balance Sheets with an offsetting benefit or charge in the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company's current best estimate assumptions. The Company also tests the aggregate recoverability of DAC by comparing the existing DAC balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.
Policyholders may exchange contracts or make modifications to existing contracts.  If the new contract or the modification results in a substantially changed replacement contract, DAC is established for the new contract and the existing DAC is written off through income.  If the new or modified contract is not substantially changed, the existing DAC continues to be amortized and incremental costs are expensed in the period incurred.  Additions to coverage or benefits that are underwritten separately are considered non-integrated features for which DAC is established if additional acquisition costs are incurred.  Reductions to coverage or benefits that have a commensurate reduction in price are treated as partial terminations and DAC is reduced through a charge to income.
Reserve for Future Policy Benefits
Reserve for Future Policy Benefits on Universal Life-type Contracts
Certain contracts classified as universal life-type include death and other insurance benefit features including guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB"), and the life-contingent portion of guaranteed minimum withdrawal benefit ("GMWB") riders offered with variable annuity contracts, as well as secondary guarantee benefits offered with universal life insurance contracts. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. GMDB riders on variable annuities provide a death benefit during the accumulation phase that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value (MAV). For the Company's products with GMWB riders, the withdrawal benefit can exceed the guaranteed remaining balance ("GRB"), which is generally equal to premiums less withdrawals. In addition to recording an account value liability that

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

represents policyholder funds, the Company records a death and other insurance benefit liability for GMDBs, GMIBs, the life-contingent portion of GMWBs and the universal life insurance secondary guarantees. This death and other insurance benefit liability is reported in reserve for future policy benefits in the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits, losses and loss adjustment expenses in the Company’s Consolidated Statements of Operations.
The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected assessments and investment margin. Total expected assessments are the aggregate of all contract charges, including those for administration, mortality, expense, and surrender. The liability is accrued as actual assessments are earned. The expected present value of benefits and assessments are generally derived from a set of stochastic scenarios that have been calibrated to our RTM separate account returns and assumptions including market rates of return, volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the liability, with a related charge or credit to benefits, losses and loss adjustment expenses. For further information on the Unlock, see the Deferred Policy Acquisition Costs accounting policy section within this footnote.
The Company reinsures a portion of its in-force GMDB and all of its universal life insurance secondary guarantees. Net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments.

Reserve for Future Policy Benefits on Traditional Annuity and Other Contracts
Traditional annuities recorded within the reserve for future policy benefits primarily include life-contingent contracts in the payout phase such as structured settlements and terminal funding agreements. Other contracts within the reserve for policyholder benefits include whole life and guaranteed term life insurance contracts. The reserve for future policy benefits is calculated using standard actuarial methods as the present value of future benefits and related expenses to be paid less the present value of the portion of future premiums required using assumptions “locked in” at the time the policies were issued, including discount rate, withdrawal, mortality and expense assumptions deemed appropriate at the issue date. Future policy benefits are computed at amounts that, with additions from any estimated premiums to be received and with interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. While assumptions are locked in upon issuance of new contracts and annuitizations of existing contracts, significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily include the non-variable account values associated with variable annuity and other universal life-type contracts, investment contracts, the non-life contingent portion of GMWBs that are accounted for as embedded derivatives at fair value as well as other policyholder account balances associated with our life insurance businesses. Investment contracts are non-life contingent and include institutional and governmental deposits, structured settlements and fixed annuities. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals, payments and assessments through the financial statement date. For discussion of fair value of GMWBs that represent embedded derivatives, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.
Separate Account Liabilities
The Company records the variable account value portion of variable annuities, variable life insurance products and institutional and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by change in the related liability. Changes in the value of separate account assets and separate account liabilities are reported in the same line item in the Consolidated Statements of Operations. The Company earns fee income for investment management, certain administrative services and mortality and expense risks.
Foreign Currency
Foreign currency translation gains and losses are reflected in stockholder's equity as a component of AOCI. The Company’s foreign subsidiaries’ balance sheet accounts are translated at the exchange rates in effect at each year end and income statement accounts are translated at the average rates of exchange prevailing during the year. The national currencies of the international operations are generally their functional currencies. Gains and losses resulting from the remeasurement of foreign currency transactions are reflected in earnings in realized capital gains (losses) in the period in which they occur.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements

The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:

Level 1	Fair values based primarily on unadjusted quoted prices for identical assets, or liabilities, in active markets that the Company has the ability to access at the measurement date.

Level 2	Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.

Level 3
Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair values uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.

The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine fair values that the Company has classified within Level 3.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2016
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets accounted for at fair value on a recurring basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$993	$—	$956	$37
Collateralized debt obligations ("CDOs")	940	—	680	260
Commercial mortgage-backed securities ("CMBS")	2,146	—	2,125	21
Corporate	14,693	—	14,127	566
Foreign government/government agencies	345	—	328	17
Municipal	1,189	—	1,117	72
Residential mortgage-backed securities ("RMBS")	1,760	—	1,049	711
U.S. Treasuries	1,753	230	1,523	—
Total fixed maturities	23,819	230	21,905	1,684
Fixed maturities, FVO	82	—	82	—
Equity securities, trading [1]	11	11	—	—
Equity securities, AFS	152	20	88	44
Derivative assets
Credit derivatives	(1)	—	(1)	—
Foreign exchange derivatives	4	—	4	—
Interest rate derivatives	30	—	30	—
GMWB hedging instruments	74	—	14	60
Macro hedge program	128	—	8	120
Total derivative assets [2]	235	—	55	180
Short-term investments	1,349	637	712	—
Reinsurance recoverable for GMWB	73	—	—	73
Modified coinsurance reinsurance contracts	68	—	68	—
Separate account assets [3]	111,634	71,606	38,856	201
Total assets accounted for at fair value on a recurring basis	$137,423	$72,504	$61,766	$2,182
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$(241)	$—	$—	$(241)
Equity linked notes	(33)	—	—	(33)
Total other policyholder funds and benefits payable	(274)	—	—	(274)
Derivative liabilities
Credit derivatives	1	—	1	—
Equity derivatives	33	—	33	—
Foreign exchange derivatives	(247)	—	(247)	—
Interest rate derivatives	(434)	—	(404)	(30)
GMWB hedging instruments	20	—	(1)	21
Macro hedge program	50	—	3	47
Total derivative liabilities [4]	(577)	—	(615)	38
Total liabilities accounted for at fair value on a recurring basis	$(851)	$—	$(615)	$(236)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2015
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets accounted for at fair value on a recurring basis
Fixed maturities, AFS
ABS	$846	$—	$841	$5
CDOs	1,408	—	1,078	330
CMBS	1,964	—	1,902	62
Corporate	15,175	—	14,641	534
Foreign government/government agencies	331	—	314	17
Municipal	1,132	—	1,083	49
RMBS	1,503	—	875	628
U.S. Treasuries	2,298	123	2,175	—
Total fixed maturities	24,657	123	22,909	1,625
Fixed maturities, FVO	165	1	162	2
Equity securities, trading [1]	11	11	—	—
Equity securities, AFS	459	396	25	38
Derivative assets
Credit derivatives	7	—	7	—
Equity derivatives	—	—	—	—
Foreign exchange derivatives	4	—	4	—
Interest rate derivatives	54	—	54	—
GMWB hedging instruments	111	—	27	84
Macro hedge program	74	—	—	74
Total derivative assets [2]	250	—	92	158
Short-term investments	572	131	441	—
Reinsurance recoverable for GMWB	83	—	—	83
Modified coinsurance reinsurance contracts	79	—	79	—
Separate account assets [3]	118,163	78,099	38,700	140
Total assets accounted for at fair value on a recurring basis	$144,439	$78,761	$62,408	$2,046
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$(262)	$—	$—	$(262)
Equity linked notes	(26)	—	—	(26)
Total other policyholder funds and benefits payable	(288)	—	—	(288)
Derivative liabilities
Credit derivatives	(7)	—	(7)	—
Equity derivatives	41	—	41	—
Foreign exchange derivatives	(376)	—	(376)	—
Interest rate derivatives	(431)	—	(402)	(29)
GMWB hedging instruments	47	—	(4)	51
Macro hedge program	73	—	—	73
Total derivative liabilities [4]	(653)	—	(748)	95
Total liabilities accounted for at fair value on a recurring basis	$(941)	$—	$(748)	$(193)

[1]	Included in other investments on the Consolidated Balance Sheets.

[2]
Includes OTC and OTC-cleared derivative instruments in a net positive fair value position after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements, clearing house rules, and applicable law. See footnote 4 to this table for derivative liabilities.

[3]
Approximately $4.0 billion and $1.8 billion of investment sales receivable, as of December 31, 2016 and December 31, 2015, respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value. Included in the total fair value amount are $1.0 billion and $1.2 billion of investments, as of December 31, 2016 and December 31, 2015 for which the fair value is estimated using the net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy.

[4]
Includes OTC and OTC-cleared derivative instruments in a net negative fair value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements, clearing house rules and applicable law.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Fixed Maturities, Equity Securities, Short-term Investments, and Free-standing Derivatives
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:

•	Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.

•
Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, including certain municipal securities, foreign government/government agency securities, and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.

•
Internal matrix pricing, which is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s financial strength and term to maturity, using an independent public security index and trade information, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the inputs are observable or can be corroborated with observable data.

•
Independent broker quotes, which are typically non-binding and use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.

The fair value of free-standing derivative instruments are determined primarily using a discounted cash flow model or option model technique and incorporate counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC-cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments. Unobservable market data is used in the valuation of customized derivatives that are used to hedge certain GMWB variable annuity riders. See the section “GMWB Embedded, Customized, and Reinsurance Derivatives” below for further discussion of the valuation model used to value these customized derivatives.
Valuation Controls
The fair value process for investments is monitored by the Valuation Committee, which is a cross-functional group of senior management within the Company that meets at least quarterly. The purpose of the committee is to oversee the pricing policy and procedures, as well as approving changes to valuation methodologies and pricing sources. Controls and procedures used to assess third-party pricing services are reviewed by the Valuation Committee, including the results of annual due-diligence reviews.
There are also two working groups under the Valuation Committee: a Securities Fair Value Working Group (“Securities Working Group”) and a Derivatives Fair Value Working Group ("Derivatives Working Group"). The working groups, which include various investment, operations, accounting and risk management professionals, meet monthly to review market data trends, pricing and trading statistics and results, and any proposed pricing methodology changes.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

The Securities Working Group reviews prices received from third parties to ensure that the prices represent a reasonable estimate of the fair value. The group considers trading volume, new issuance activity, market trends, new regulatory rulings and other factors to determine whether the market activity is significantly different than normal activity in an active market. A dedicated pricing unit follows up with trading and investment sector professionals and challenges prices of third-party pricing services when the estimated assumptions used differ from what the unit believes a market participant would use. If the available evidence indicates that pricing from third-party pricing services or broker quotes is based upon transactions that are stale or not from trades made in an orderly market, the Company places little, if any, weight on the third party service’s transaction price and will estimate fair value using an internal process, such as a pricing matrix.
The Derivatives Working Group reviews the inputs, assumptions and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. A dedicated pricing team works directly with investment sector professionals to investigate the impacts of changes in the market environment on prices or valuations of derivatives. New models and any changes to current models are required to have detailed documentation and are validated to a second source. The model validation documentation and results of validation are presented to the Valuation Committee for approval.
The Company conducts other monitoring controls around securities and derivatives pricing including, but not limited to, the following:

•	Review of daily price changes over specific thresholds and new trade comparison to third-party pricing services.

•	Daily comparison of OTC derivative market valuations to counterparty valuations.

•	Review of weekly price changes compared to published bond prices of a corporate bond index.

•	Monthly reviews of price changes over thresholds, stale prices, missing prices, and zero prices.

•	Monthly validation of prices to a second source for securities in most sectors and for certain derivatives.
In addition, the Company’s enterprise-wide Operational Risk Management function, led by the Chief Risk Officer, is responsible for model risk management and provides an independent review of the suitability and reliability of model inputs, as well as an analysis of significant changes to current models.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, short-term investments, and exchange traded futures and option contracts.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
Fixed Maturity Investments
Structured securities (includes ABS, CDOs CMBS and RMBS)

• Benchmark yields and spreads
• Monthly payment information
• Collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions
• Credit default swap indices

Other inputs for ABS and RMBS:
• Estimate of future principal prepayments, derived based on the characteristics of the underlying structure
• Prepayment speeds previously experienced at the interest rate levels projected for the collateral

• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for less liquid securities or those that trade less actively, including subprime RMBS:
• Estimated cash flows
• Credit spreads, which include illiquidity premium
• Constant prepayment rates
• Constant default rates
• Loss severity

Corporates

• Benchmark yields and spreads
• Reported trades, bids, offers of the same or similar securities
• Issuer spreads and credit default swap curves

Other inputs for investment grade privately placed securities that utilize internal matrix pricing :
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature

• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for below investment grade privately placed securities:
• Independent broker quotes
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature

U.S Treasuries, Municipals, and Foreign government/government agencies

• Benchmark yields and spreads
• Issuer credit default swap curves
• Political events in emerging market economies
• Municipal Securities Rulemaking Board reported trades and material event notices
• Issuer financial statements
• Independent broker quotes • Credit spreads beyond observable curve • Interest rates beyond observable curve
Equity Securities
• Quoted prices in markets that are not active	• For privately traded equity securities, internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions that are not observable; or they may be held at cost
Short Term Investments
• Benchmark yields and spreads • Reported trades, bids, offers • Issuer spreads and credit default swap curves • Material event notices and new issue money market rates	Not applicable
Derivatives
Credit derivatives
• The swap yield curve • Credit default swap curves	• Independent broker quotes • Yield curves beyond observable limits
Equity derivatives
• Equity index levels • The swap yield curve	• Independent broker quotes • Equity volatility
Foreign exchange derivatives
• Swap yield curve • Currency spot and forward rates • Cross currency basis curves	• Independent broker quotes
Interest rate derivatives
• Swap yield curve	• Independent broker quotes • Interest rate volatility

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Securities

Assets accounted for at fair value on a recurring basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
As of December 31, 2016
CMBS [3]	$9	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	10bps	1,273bps	249bps	Decrease
Corporate [4]	265	Discounted cash flows	Spread	122bps	1,021bps	373bps	Decrease
Municipal [3]	56	Discounted cash flows	Spread	135bps	286bps	195bps	Decrease
RMBS [3]	704	Discounted cash flows	Spread	16bps	1,830bps	189bps	Decrease
			Constant prepayment rate	—%	20%	4%	Decrease [5]
			Constant default rate	1%	10%	5%	Decrease
			Loss severity	—%	100%	75%	Decrease

As of December 31, 2015
CMBS [3]	$61	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	31bps	1,505bps	230bps	Decrease
Corporate [4]	213	Discounted cash flows	Spread	63bps	800bps	290bps	Decrease
Municipal [3]	31	Discounted cash flows	Spread	193bps	193bps	193bps	Decrease
RMBS	628	Discounted cash flows	Spread	30bps	1,696bps	172bps	Decrease
			Constant prepayment rate	—%	20%	3%	Decrease [5]
			Constant default rate	1%	10%	6%	Decrease
			Loss severity	—%	100%	79%	Decrease

[1]	The weighted average is determined based on the fair value of the securities.

[2]	Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.

[3]	Excludes securities for which the Company based fair value on broker quotations.

[4]
Excludes securities for which the Company bases fair value on broker quotations; however, included are broker-priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value.

[5]	Decrease for above market rate coupons and increase for below market rate coupons.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Freestanding Derivatives

	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
As of December 31, 2016
Interest rate derivatives
Interest rate swaps	$(29)	Discounted cash flows	Swap curve beyond 30 years	3%	3%	Decrease
GMWB hedging instruments
Equity variance swaps	(36)	Option model	Equity volatility	20%	23%	Increase
Equity options	17	Option model	Equity volatility	27%	30%	Increase
Customized swaps	100	Discounted cash flows	Equity volatility	12%	30%	Increase
Macro hedge program
Equity options [2]	188	Option model	Equity volatility	17%	28%	Increase

As of December 31, 2015
Interest rate derivatives
Interest rate swaps	(30)	Discounted cash flows	Swap curve beyond 30 years	3%	3%	Decrease
GMWB hedging instruments
Equity variance swaps	(31)	Option model	Equity volatility	19%	21%	Increase
Equity options	35	Option model	Equity volatility	27%	29%	Increase
Customized swaps	131	Discounted cash flows	Equity volatility	10%	40%	Increase
Macro hedge program
Equity options	179	Option model	Equity volatility	14%	28%	Increase

[1]
Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.

[2]	Excludes derivatives for which the Company bases fair value on broker quotations.
The tables above exclude the portion of ABS, CRE CDOs, index options and certain corporate securities for which fair values are predominately based on independent broker quotes. While the Company does not have access to the significant unobservable inputs that independent brokers may use in their pricing process, the Company believes brokers likely use inputs similar to those used by the Company and third-party pricing services to price similar instruments. As such, in their pricing models, brokers likely use estimated loss severity rates, prepayment rates, constant default rates and credit spreads. Therefore, similar to non-broker priced securities, increases in these inputs would generally cause fair values to decrease. For the year ended December 31, 2016, no significant adjustments were made by the Company to broker prices received.
Transfers between Levels
Transfers of securities among the levels occur at the beginning of the reporting period. The amount of transfers from Level 1 to Level 2 was $563 and $711, for the years ended December 31, 2016 and 2015, respectively, which represented previously on-the-run U.S. Treasury securities that are now off-the-run. For the years ended December 31, 2016 and 2015, there were no transfers from Level 2 to Level 1. See the fair value roll-forward tables for the years ended December 31, 2016 and 2015, for the transfers into and out of Level 3.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

GMWB Embedded, Customized and Reinsurance Derivatives

GMWB Embedded Derivatives
The Company formerly offered certain variable annuity products with GMWB riders that provide the policyholder with a GRB which is generally equal to premiums less withdrawals. If the policyholder’s account value is reduced to a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. When payments of the GRB are not life-contingent, the GMWB represents an embedded derivative carried at fair value reported in other policyholder funds and benefits payable in the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains and losses.

Free-standing Customized Derivatives
The Company holds free-standing customized derivative contracts to provide protection from certain capital markets risks for the remaining term of specified blocks of non-reinsured GMWB riders. These customized derivatives are based on policyholder behavior assumptions specified at the inception of the derivative contracts. The Company retains the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. These derivatives are reported in the Consolidated Balance Sheets within other investments or other liabilities, as appropriate, after considering the impact of master netting agreements.

GMWB Reinsurance Derivative
The Company has reinsurance arrangements in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives carried at fair value and reported in reinsurance recoverables in the Consolidated Balance Sheets. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains and losses.

Valuation Techniques
Fair values for GMWB embedded derivatives, free-standing customized derivatives and reinsurance derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items. In valuing the GMWB embedded derivative, the Company attributes to the derivative a portion of the expected fees to be collected over the expected life of the contract from the contract holder equal to the present value of future GMWB claims. The excess of fees collected from the contract holder in the current period over the portion of fees attributed to the embedded derivative in the current period are associated with the host variable annuity contract and reported in fee income.
Valuation Controls
Oversight of the Company's valuation policies and processes for GMWB embedded, reinsurance, and customized derivatives is performed by a multidisciplinary group comprised of finance, actuarial and risk management professionals. This multidisciplinary group reviews and approves changes and enhancements to the Company's valuation model as well as associated controls.
Valuation Inputs
The fair value for each of the non-life contingent GMWBs, the free-standing customized derivatives and the GMWB reinsurance derivative is calculated as an aggregation of the following components: Best Estimate Claim Payments; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed, to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.
Best Estimate Claim Payments
The Best Estimate Claim Payments are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior. These assumptions are input into a stochastic risk neutral scenario process that is used to determine the valuation and involves numerous estimates and subjective judgments regarding a number of variables.
The Company monitors various aspects of policyholder behavior and may modify certain of its assumptions, including living benefit lapses and withdrawal rates, if credible emerging data indicates that changes are warranted. In addition, the Company will continue to evaluate policyholder behavior assumptions should we implement initiatives to reduce the size of the variable annuity business. At a minimum, all policyholder behavior assumptions are reviewed and updated at least annually as part of the Company’s annual fourth-quarter comprehensive study to refine its estimate of future gross profits. In addition, the Company recognized non-market-based updates driven by the relative outperformance (underperformance) of the underlying actively managed funds as compared to their respective indices.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Credit Standing Adjustment
The credit standing adjustment is an estimate of the additional amount that market participants would require in determining fair value to reflect the risk that GMWB benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of observable Company and reinsurer credit default spreads from capital markets, adjusted for market recoverability.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.
Valuation Inputs Used in Levels 2 and 3 Measurements for GMWB Embedded, Customized and Reinsurance Derivatives

Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs

• Risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates
• Correlations of 10 years of observed historical returns across underlying well-known market indices
• Correlations of historical index returns compared to separate account fund returns
• Equity index levels
• Market implied equity volatility assumptions Assumptions about policyholder behavior, including: • Withdrawal utilization • Withdrawal rates • Lapse rates • Reset elections
Significant Unobservable Inputs for Level 3 GMWB Embedded Customized and Reinsurance Derivatives

	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Impact of Increase in Input on Fair Value Measurement [1]
December 31, 2016
Withdrawal Utilization [2]	15%	100%	Increase
Withdrawal Rates [3]	—%	8%	Increase
Lapse Rates [4]	—%	40%	Decrease
Reset Elections [5]	20%	75%	Increase
Equity Volatility [6]	12%	30%	Increase
December 31, 2015
Withdrawal Utilization [2]	20%	100%	Increase
Withdrawal Rates [3]	—%	8%	Increase
Lapse Rates [4]	—%	75%	Decrease
Reset Elections [5]	20%	75%	Increase
Equity Volatility [6]	10%	40%	Increase

[1]	Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.

[2]	Range represents assumed cumulative percentages of policyholders taking withdrawals.

[3]	Range represents assumed cumulative annual amount withdrawn by policyholders.

[4]	Range represents assumed annual percentages of full surrender of the underlying variable annuity contracts across all policy durations for in force business.

[5]	Range represents assumed cumulative percentages of policyholders that would elect to reset their guaranteed benefit base.

[6]	Range represents implied market volatilities for equity indices based on multiple pricing sources.
Separate Account Assets
Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. For limited partnerships in which fair value represents the separate account’s share of the NAV, 39% and 30% were subject to significant liquidation restrictions due to lock-up or gating provisions as of December 31, 2016 and December 31, 2015, respectively. Total limited partnerships that do not allow any form of redemption were 11% and 2%, as of December 31, 2016 and December 31, 2015, respectively. Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS, and commercial mortgage loans.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 roll-forward may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.
Fair Value Roll-forwards for Financial Instruments Classified as Level 3 for the Year Ended December 31, 2016

		Total realized/unrealized gains (losses)
	Fair value as of January 1, 2016	Included in net income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair value as of December 31, 2016
Assets
Fixed Maturities, AFS
ABS	$5	$—	$—	$35	$(2)	$(2)	$5	$(4)	$37
CDOs	330	(1)	(14)	62	(117)	—	—	—	260
CMBS	62	—	(2)	43	(13)	(2)	—	(67)	21
Corporate	534	(6)	10	87	(63)	(126)	368	(238)	566
Foreign Govt./Govt. Agencies	17	—	1	8	(4)	(5)	—	—	17
Municipal	49	—	—	16	(1)	—	8	—	72
RMBS	628	(1)	4	268	(154)	(26)	2	(10)	711
Total Fixed Maturities, AFS	1,625	(8)	(1)	519	(354)	(161)	383	(319)	1,684
Fixed Maturities, FVO	2	—	—	1	—	(1)	—	(2)	—
Equity Securities, AFS	38	(1)	6	4	—	(3)	—	—	44
Freestanding Derivatives
Equity	—	(8)	—	8	—	—	—	—	—
Interest rate	(29)	(1)	—	—	—	—	—	—	(30)
GMWB hedging instruments	135	(60)	—	—	—	—	—	6	81
Macro hedge program	147	(38)	—	63	(6)	—	—	1	167
Total Freestanding Derivatives [5]	253	(107)	—	71	(6)	—	—	7	218
Reinsurance Recoverable for GMWB	83	(24)	—	—	14	—	—	—	73
Separate Accounts	139	(1)	(3)	320	(15)	(78)	17	(178)	201
Total Assets	$2,140	$(141)	$2	$915	$(361)	$(243)	$400	$(492)	$2,220
(Liabilities)
Other Policyholder Funds and Benefits Payable
Guaranteed Withdrawal Benefits	(262)	88	—	—	(67)	—	—	—	(241)
Equity Linked Notes	(26)	(7)	—	—	—	—	—	—	(33)
Total Other Policyholder Funds and Benefits Payable	(288)	81	—	—	(67)	—	—	—	(274)
Total Liabilities	$(288)	$81	$—	$—	$(67)	$—	$—	$—	$(274)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Fair Value Roll-forwards for Financial Instruments Classified as Level 3 for the Year Ended December 31, 2015

		Total realized/unrealized gains (losses)
	Fair value as of January 1, 2015	Included in net income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair value as of December 31, 2015
Assets
Fixed Maturities, AFS
ABS	$82	$—	$(2)	$22	$—	$(6)	$1	$(92)	$5
CDOs	360	(1)	3	—	(26)	—	—	(6)	330
CMBS	119	—	(5)	18	(36)	(3)	4	(35)	62
Corporate	646	(18)	(38)	45	(21)	(43)	99	(136)	534
Foreign Govt./Govt. Agencies	30	—	(3)	5	(3)	(15)	3	—	17
Municipal	54	—	(5)	—	—	—	—	—	49
RMBS	734	(2)	(2)	154	(126)	(127)	16	(19)	628
Total Fixed Maturities, AFS	2,025	(21)	(52)	244	(212)	(194)	123	(288)	1,625
Fixed Maturities, FVO	84	(5)	1	6	(23)	(50)	—	(11)	2
Equity Securities, AFS	48	(5)	1	11	(1)	(13)	—	(3)	38
Freestanding Derivatives
Credit	(3)	1	—	(8)	—	—	—	10	—
Commodity	—	(3)	—	—	(3)	—	6	—	—
Equity	5	5	—	—	(10)	—	—	—	—
Interest rate	(27)	(1)	—	—	(1)	—	—	—	(29)
GMWB hedging instruments	170	(16)	—	—	(19)	—	—	—	135
Macro hedge program	141	(41)	—	47	—	—	—	—	147
Other contracts	—	—	—	—	—	—	—	—	—
Total Freestanding Derivatives [5]	286	(55)	—	39	(33)	—	6	10	253
Reinsurance Recoverable for GMWB	56	9	—	—	18	—	—	—	83
Separate Accounts	112	28	(5)	375	(20)	(238)	12	(125)	139
Total Assets	$2,611	$(49)	$(55)	$675	$(271)	$(495)	$141	$(417)	$2,140
(Liabilities)
Other Policyholder Funds and Benefits Payable
Guaranteed Withdrawal Benefits	(139)	(59)	—	—	(64)	—	—	—	(262)
Equity Linked Notes	(26)	—	—	—	—	—	—	—	(26)
Total Other Policyholder Funds and Benefits Payable	(165)	(59)	—	—	(64)	—	—	—	(288)
Consumer Notes	(3)	3	—	—	—	—	—	—	—
Total Liabilities	$(168)	$(56)	$—	$—	$(64)	$—	$—	$—	$(288)

[1]
The Company classifies realized and unrealized gains (losses) on GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.

[2]
Amounts in these rows are generally reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization of DAC.

[3]	All amounts are before income taxes and amortization of DAC.

[4]	Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs.

[5]	Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported in the Consolidated Balance Sheets in other investments and other liabilities.

[6]	Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) included in Net Income for Financial Instruments Classified as Level 3 Still Held at Year End

	December 31, 2016 [1] [2]	December 31, 2015 [1] [2]
Assets
Fixed Maturities, AFS
CDOs	$—	$(1)
CMBS	(1)	(1)
Corporate	(13)	(17)
RMBS	—	(3)
Total Fixed Maturities, AFS	(14)	(22)
Fixed Maturities, FVO	—	(3)
Equity Securities, AFS	(1)	(5)
Freestanding Derivatives
GMWB hedging instruments	(52)	(5)
Macro hedge program	(33)	(34)
Total Freestanding Derivatives	(85)	(39)
Reinsurance Recoverable for GMWB	(24)	9
Separate Accounts	—	27
Total Assets	$(124)	$(33)
(Liabilities)
Other Policyholder Funds and Benefits Payable
Guaranteed Withdrawal Benefits	88	(59)
Equity Linked Notes	(7)	—
Total Other Policyholder Funds and Benefits Payable	81	(59)
Consumer Notes	—	3
Total Liabilities	$81	$(56)

[1]
All amounts in these rows are reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization of DAC.

[2]	Amounts presented are for Level 3 only and therefore may not agree to other disclosures included herein.
Fair Value Option
The Company has elected the fair value option for certain securities that contain embedded credit derivatives with underlying credit risk, primarily related to residential real estate, and these securities are included within Fixed Maturities, FVO on the Consolidated Balance Sheets. The Company also classifies the underlying fixed maturities held in certain consolidated investment funds within Fixed Maturities, FVO. The Company reports the underlying fixed maturities of these consolidated investment companies at fair value with changes in the fair value of these securities recognized in net realized capital gains and losses, which is consistent with accounting requirements for investment companies. The consolidated investment funds hold fixed income securities in multiple sectors and the Company has management and control of the funds as well as a significant ownership interest.
The Company also elected the fair value option for certain equity securities in order to align the accounting with total return swap contracts that hedge the risk associated with the investments. The swaps do not qualify for hedge accounting and the change in value of both the equity securities and the total return swaps are recorded in net realized capital gains and losses. These equity securities are classified within equity securities, AFS on the Consolidated Balance Sheets. As of December 31, 2016, the Company no longer holds these investments. Income earned from FVO securities is recorded in net investment income and changes in fair value are recorded in net realized capital gains and losses.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Fair Value of Assets using Fair Value Option

	For the year ended December 31,
	2016	2015	2014
Assets
Fixed maturities, FVO
CDOs	$—	$1	$21
Corporate	—	(3)	(3)
Foreign government	—	2	16
RMBS	3	—	—
Total fixed maturities, FVO	$3	$—	$34
Equity, FVO	(34)	(12)	(2)
Total realized capital gains (losses)	$(31)	$(12)	$32
Fair Value of Assets and Liabilities using the Fair Value Option

	As of December 31,
	2016	2015
Assets
Fixed maturities, FVO
ABS	$—	$4
CDOs	—	1
CMBS	—	6
Corporate	—	31
Foreign government	—	1
RMBS	82	119
U.S. Government	—	3
Total fixed maturities, FVO	$82	$165
Equity, FVO [1]	$—	$281

[1]	Included in equity securities, AFS on the Consolidated Balance Sheets. The Company did not hold any equity securities, FVO as of December 31, 2016.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Financial Instruments Not Carried at Fair Value
Financial Assets and Liabilities Not Carried at Fair Value

		December 31, 2016		December 31, 2015
	Fair Value Hierarchy Level	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Assets
Policy loans	Level 3	$1,442	$1,442	$1,446	$1,446
Mortgage loans	Level 3	2,811	2,843	2,918	2,995
Liabilities
Other policyholder funds and benefits payable [1]	Level 3	6,436	6,626	6,611	6,802
Consumer notes [2] [3]	Level 3	20	20	38	38
Assumed investment contracts [3]	Level 3	487	526	619	682

[1]	Excludes group accident and health and universal life insurance contracts, including corporate owned life insurance.

[2]	Excludes amounts carried at fair value and included in preceding disclosures.

[3]	Included in other liabilities in the Consolidated Balance Sheets.
Fair values for policy loans were determined using current loan coupon rates, which reflect the current rates available under the contracts. As a result, the fair value approximates the carrying value of the policy loans.
Fair values for mortgage loans were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.
Fair values for other policyholder funds and benefits payable and assumed investment contracts, not carried at fair value, are estimated based on the cash surrender values of the underlying policies or by estimating future cash flows discounted at current interest rates adjusted for credit risk.
Fair values for consumer notes were estimated using discounted cash flow calculations using current interest rates adjusted for estimated loan durations.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments

Net Investment Income (Loss)

	For the years ended December 31,
(Before-tax)	2016	2015	2014
Fixed maturities [1]	$1,049	$1,095	$1,113
Equity securities	8	7	14
Mortgage loans	135	152	156
Policy loans	83	82	80
Limited partnerships and other alternative investments	86	97	141
Other investments [2]	64	82	111
Investment expenses	(52)	(59)	(72)
Total net investment income	$1,373	$1,456	$1,543

[1]	Includes net investment income on short-term investments.

[2]	Includes income from derivatives that hedge fixed maturities and qualify for hedge accounting.
Net Realized Capital Gains (Losses)

	For the years ended December 31,
(Before-tax)	2016	2015	2014
Gross gains on sales	$211	$239	$264
Gross losses on sales	(93)	(211)	(235)
Net OTTI losses recognized in earnings	(28)	(61)	(29)
Valuation allowances on mortgage loans	—	(4)	(4)
Japanese fixed annuity contract hedges, net	—	—	(14)
Results of variable annuity hedge program
GMWB derivatives, net	(38)	(87)	5
Macro hedge program	(163)	(46)	(11)
Total U.S. program	(201)	(133)	(6)
International Program	—	—	(126)
Total results of variable annuity hedge program	(201)	(133)	(132)
GMAB/GMWB reinsurance	—	—	579
Modified coinsurance reinsurance contracts	(12)	46	395
Transactional foreign currency revaluation	(70)	(4)	—
Non-qualifying foreign currency derivatives	57	(16)	(122)
Other, net [1]	(27)	(2)	(125)
Net realized capital losses	$(163)	$(146)	$577

[1]	Includes non-qualifying derivatives, excluding variable annuity hedge program and foreign currency derivatives, of $(12), $46, and $972, respectively for 2016, 2015 and 2014.
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Before tax, net gains and losses on sales and impairments previously reported as unrealized gains or losses in AOCI were $89, $(27) and $1 for the years ended December 31, 2016, 2015 and 2014, respectively.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Sales of AFS Securities

	For the years ended December 31,
	2016	2015	2014
Fixed maturities, AFS
Sale proceeds	$7,409	$9,454	$9,084
Gross gains	206	195	210
Gross losses	(85)	(161)	(183)
Equity securities, AFS
Sale proceeds	$321	$586	$107
Gross gains	4	26	9
Gross losses	(8)	(26)	(6)
Sales of AFS securities in 2016 were primarily a result of duration and liquidity management, as well as tactical changes to the portfolio as a result of changing market conditions.
Recognition and Presentation of Other-Than-Temporary Impairments
The Company will record an other-than-temporary impairment (“OTTI”) for fixed maturities and certain equity securities with debt-like characteristics (collectively “debt securities”) if the Company intends to sell or it is more likely than not that the Company will be required to sell the security before a recovery in value. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security.
The Company will also record an OTTI for those debt securities for which the Company does not expect to recover the entire amortized cost basis. For these securities, the excess of the amortized cost basis over its fair value is separated into the portion representing a credit OTTI, which is recorded in net realized capital losses, and the remaining non-credit amount, which is recorded in OCI. The credit OTTI amount is the excess of its amortized cost basis over the Company’s best estimate of discounted expected future cash flows. The non-credit amount is the excess of the best estimate of the discounted expected future cash flows over the fair value. The Company’s best estimate of discounted expected future cash flows becomes the new cost basis and accretes prospectively into net investment income over the estimated remaining life of the security.
The Company’s best estimate of expected future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. The Company considers, but is not limited to (a) changes in the financial condition of the issuer and the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to, economic and industry-specific trends and fundamentals, security-specific developments, industry earnings multiples and the issuer’s ability to restructure and execute asset sales.
For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ("LTV") ratios, average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.
The Company will also record an OTTI for equity securities where the decline in the fair value is deemed to be other-than-temporary. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The previous cost basis less the impairment becomes the new cost basis. The Company’s evaluation and assumptions used to determine an equity OTTI include, but is not limited to, (a) the length of time and extent to which the fair value has been less than the cost of the security, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, (c) whether the issuer is current on preferred stock dividends and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery. For the remaining equity securities which are determined to be temporarily impaired, the Company asserts its intent and ability to retain those equity securities until the price recovers.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Impairments in Earnings by Type

	For the years ended December 31,
	2016	2015	2014
Intent-to-sell impairments	$4	$24	$11
Credit impairments	22	23	16
Impairments on equity securities	2	14	1
Other impairments	—	—	1
Total impairments	$28	$61	$29
Cumulative Credit Impairments

	For the years ended December 31,
(Before-tax)	2016	2015	2014
Balance as of beginning of period	$(211)	$(296)	$(410)
Additions for credit impairments recognized on [1]:
Securities not previously impaired	(9)	(11)	(7)
Securities previously impaired	(13)	(12)	(9)
Reductions for credit impairments previously recognized on:
Securities that matured or were sold during the period	44	58	111
Securities the Company made the decision to sell or more likely than not will be required to sell	—	1	—
Securities due to an increase in expected cash flows	19	49	$19
Balance as of end of period	$(170)	$(211)	$(296)

[1]	These additions are included in the net OTTI losses recognized in earnings in the Consolidated Statements of Operations.
Available-for-Sale Securities
AFS Securities by Type

	December 31, 2016					December 31, 2015
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-Credit OTTI [1]	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-Credit OTTI [1]
ABS	$1,011	$9	$(27)	$993	$—	$864	$16	$(34)	$846	$—
CDOs [2]	893	49	(2)	940	—	1,354	67	(11)	1,408	—
CMBS	2,135	45	(34)	2,146	(1)	1,936	52	(24)	1,964	(3)
Corporate	13,677	1,111	(95)	14,693	—	14,425	975	(225)	15,175	(3)
Foreign govt./govt. agencies	337	18	(10)	345	—	328	14	(11)	331	—
Municipal	1,098	97	(6)	1,189	—	1,057	80	(5)	1,132	—
RMBS	1,742	34	(16)	1,760	—	1,468	43	(8)	1,503	—
U.S. Treasuries	1,614	153	(14)	1,753	—	2,127	184	(13)	2,298	—
Total fixed maturities, AFS	22,507	1,516	(204)	23,819	(1)	23,559	1,431	(331)	24,657	(6)
Equity securities, AFS [3]	142	12	(2)	152	—	178	11	(11)	178	—
Total AFS securities	$22,649	$1,528	$(206)	$23,971	$(1)	$23,737	$1,442	$(342)	$24,835	$(6)

[1]
Represents the amount of cumulative non-credit OTTI losses recognized in OCI on securities that also had credit impairments. These losses are included in gross unrealized losses as of December 31, 2016 and 2015.

[2]	Gross unrealized gains (losses) exclude the fair value of bifurcated embedded derivatives within certain securities. Subsequent changes in value are recorded in net realized capital gains (losses).

[3]	Excludes equity securities, FVO, with a cost and fair value of $293 and $281, respectively, as of December 31, 2015. The Company held no equity securities, FVO as of December 31, 2016.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Fixed maturities, AFS, by Contractual Maturity Year

	December 31, 2016		December 31, 2015
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$722	$727	$953	$974
Over one year through five years	4,184	4,301	4,973	5,075
Over five years through ten years	3,562	3,649	3,650	3,714
Over ten years	8,258	9,303	8,361	9,173
Subtotal	16,726	17,980	17,937	18,936
Mortgage-backed and asset-backed securities	5,781	5,839	5,622	5,721
Total fixed maturities, AFS	$22,507	$23,819	$23,559	$24,657
Estimated maturities may differ from contractual maturities due to security call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.
The Company had no investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholder's equity, other than the U.S. government and certain U.S. government securities as of December 31, 2016 or December 31, 2015. As of December 31, 2016, other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were National Grid plc, HSBC Holdings plc, and Oracle Corp., which each comprised less than 1% of total invested assets. As of December 31, 2015, other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were Morgan Stanley, Verizon Communications Inc., and Bank of America Corp., which each comprised less than 1% of total invested assets.
The Company’s three largest exposures by sector as of December 31, 2016, were financial services, utilities, and consumer non-cyclical which comprised approximately 10%, 9% and 7%, respectively, of total invested assets. The Company’s three largest exposures by sector as of December 31, 2015 were financial services, utilities, and consumer non-cyclical which comprised approximately 11%, 8% and 7%, respectively, of total invested assets.
Unrealized Losses on AFS Securities
Unrealized Loss Aging for AFS securities by Type and Length of Time

	December 31, 2016
	Less Than 12 Months			12 Months or More			Total
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
ABS	$249	$248	$(1)	$265	$239	$(26)	$514	$487	$(27)
CDOs [1]	325	325	—	210	208	(2)	535	533	(2)
CMBS	1,058	1,030	(28)	139	133	(6)	1,197	1,163	(34)
Corporate	2,535	2,464	(71)	402	378	(24)	2,937	2,842	(95)
Foreign govt./govt. agencies	164	155	(9)	6	5	(1)	170	160	(10)
Municipal	166	160	(6)	—	—	—	166	160	(6)
RMBS	548	535	(13)	198	195	(3)	746	730	(16)
U.S. Treasuries	385	371	(14)	—	—	—	385	371	(14)
Total fixed maturities, AFS	5,430	5,288	(142)	1,220	1,158	(62)	6,650	6,446	(204)
Equity securities, AFS [2]	59	57	(2)	5	5	—	64	62	(2)
Total securities in an unrealized loss position	$5,489	$5,345	$(144)	$1,225	$1,163	$(62)	$6,714	$6,508	$(206)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

	December 31, 2015
	Less Than 12 Months			12 Months or More			Total
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
ABS	$387	$385	$(2)	$271	$239	$(32)	$658	$624	$(34)
CDOs [1]	608	602	(6)	500	493	(5)	1,108	1,095	(11)
CMBS	655	636	(19)	99	94	(5)	754	730	(24)
Corporate	4,880	4,696	(184)	363	322	(41)	5,243	5,018	(225)
Foreign govt./govt. agencies	144	136	(8)	30	27	(3)	174	163	(11)
Municipal	179	174	(5)	—	—	—	179	174	(5)
RMBS	280	279	(1)	230	223	(7)	510	502	(8)
U.S. Treasuries	963	950	(13)	8	8	—	971	958	(13)
Total fixed maturities, AFS	8,096	7,858	(238)	1,501	1,406	(93)	9,597	9,264	(331)
Equity securities, AFS [2]	83	79	(4)	44	37	(7)	127	116	(11)
Total securities in an unrealized loss position	$8,179	$7,937	$(242)	$1,545	$1,443	$(100)	$9,724	$9,380	$(342)

[1]	Unrealized losses exclude the change in fair value of bifurcated embedded derivatives within certain securities for which changes in fair value are recorded in net realized capital gains (losses).

[2]	As of December 31, 2016 and 2015, excludes equity securities, FVO which are included in equity securities, AFS on the Consolidated Balance Sheets.
As of December 31, 2016, AFS securities in an unrealized loss position consisted of 1,897 securities, primarily in the corporate sector, which were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2016, 95% of these securities were depressed less than 20% of cost or amortized cost. The decrease in unrealized losses during 2016 was primarily attributable to tighter credit spreads, partially offset by higher interest rates.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Most of the securities depressed for twelve months or more primarily relate to student loan ABS and corporate securities concentrated in the financial services and energy sectors. Corporate financial services securities and student loan ABS were primarily depressed because the securities have floating-rate coupons and have long-dated maturities, and current credit spreads are wider than when these securities were purchased. Corporate securities within the energy sector are primarily depressed due to a lower level of oil prices. The Company neither has an intention to sell nor does it expect to be required to sell the securities outlined in the preceding discussion.
Mortgage Loans
Mortgage Loan Valuation Allowances
Commercial mortgage loans are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. The Company reviews mortgage loans on a quarterly basis to identify potential credit losses. Among other factors, management reviews current and projected macroeconomic trends, such as unemployment rates, and property-specific factors such as rental rates, occupancy levels, LTV ratios and debt service coverage ratios (“DSCR”). In addition, the Company considers historical, current and projected delinquency rates and property values. Estimates of collectibility require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of underlying collateral such as changes in projected property value estimates.
For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and estimated value. The mortgage loan's estimated value is most frequently the Company's share of the fair value of the collateral but may also be the Company’s share of either (a) the present value of the expected future cash flows discounted at the loan’s effective interest rate or (b) the loan’s observable market price. A valuation allowance may be recorded for an individual loan or for a group of loans that have an LTV ratio of 90% or greater, a low DSCR or have other lower credit quality characteristics. Changes in valuation allowances are recorded in net realized capital gains and losses. Interest income on impaired loans is accrued to the extent it is deemed collectible and the borrowers continue to make payments under the original or restructured loan terms. The Company stops accruing interest income on loans when it is probable that the Company will not receive interest and principal payments according to the contractual terms of the loan agreement. The company resumes accruing interest income when it determines that sufficient collateral exists to satisfy the full amount of the loan principal and interest payments and when it is probable cash will be received in the foreseeable future. Interest income on defaulted loans is recognized when received.
As of December 31, 2016, commercial mortgage loans had an amortized cost of $2.8 billion, with a valuation allowance of $19 and a carrying value of $2.8 billion. As of December 31, 2015, commercial mortgage loans had an amortized cost of $2.9 billion, with a valuation allowance of $19 and a carrying value of $2.9 billion. Amortized cost represents carrying value prior to valuation allowances, if any.
As of December 31, 2016 and 2015, the carrying value of mortgage loans that had a valuation allowance was $31 and $39, respectively. There were no mortgage loans held-for-sale as of December 31, 2016 or December 31, 2015. As of December 31, 2016, the Company had an immaterial amount of mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract.
Valuation Allowance Activity

	For the years ended December 31,
	2016	2015	2014
Balance as of January 1	$(19)	$(15)	$(12)
(Additions)/Reversals	—	(4)	(4)
Deductions	—	—	1
Balance as of December 31	$(19)	$(19)	$(15)
The weighted-average LTV ratio of the Company’s commercial mortgage loan portfolio was 51% as of December 31, 2016, while the weighted-average LTV ratio at origination of these loans was 63%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan. The loan collateral values are updated no less than annually through reviews of the underlying properties. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments. The weighted average DSCR of the Company’s commercial mortgage loan portfolio was 2.55x as of December 31, 2016. As of December 31, 2016 and December 31, 2015, the Company held one delinquent commercial mortgage loan past due by 90 days or more. The loan had a total carrying value and valuation allowance of $15 and $16, respectively, and was not accruing income.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Commercial Mortgage Loans Credit Quality

	December 31, 2016		December 31, 2015
Loan-to-value	Carrying Value	Avg. Debt-Service Coverage Ratio	Carrying Value	Avg. Debt-Service Coverage Ratio
Greater than 80%	$20	0.59x	$15	0.91x
65% - 80%	182	2.17x	280	1.78x
Less than 65%	2,609	2.61x	2,623	2.54x
Total commercial mortgage loans	$2,811	2.55x	$2,918	2.45x
Mortgage Loans by Region

	December 31, 2016		December 31, 2015
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
East North Central	$54	1.9%	$66	2.3%
East South Central	14	0.5%	14	0.5%
Middle Atlantic	237	8.4%	210	7.2%
New England	93	3.3%	163	5.6%
Pacific	814	29.0%	933	32.0%
South Atlantic	613	21.8%	579	19.8%
West South Central	128	4.6%	125	4.3%
Other [1]	858	30.5%	828	28.3%
Total mortgage loans	$2,811	100%	$2,918	100%

[1]	Primarily represents loans collateralized by multiple properties in various regions.
Mortgage Loans by Property Type

	December 31, 2016		December 31, 2015
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Commercial
Agricultural	$16	0.6%	$16	0.5%
Industrial	793	28.2%	829	28.4%
Lodging	25	0.9%	26	0.9%
Multifamily	535	19.0%	557	19.1%
Office	605	21.5%	729	25.0%
Retail	611	21.8%	650	22.3%
Other	226	8.0%	111	3.8%
Total mortgage loans	$2,811	100%	$2,918	100%
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be VIEs primarily as an investor through normal investment activities but also as an investment manager and as a means of accessing capital through a contingent capital facility ("the facility").
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE in the Company’s Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Consolidated VIEs
The following table presents the carrying value of assets and liabilities, and the maximum exposure to loss relating to the VIEs for which the Company is the primary beneficiary. Creditors have no recourse against the Company in the event of default by these VIEs nor does the Company have any implied or unfunded commitments to these VIEs. The Company’s financial or other support provided to these VIEs is limited to its collateral or investment management services and original investment. Since December 31, 2015, the Company has disposed of the VIEs for which it was the primary beneficiary.
Consolidated VIEs

	December 31, 2016			December 31, 2015
	Total Assets	Total Liabilities [1]	Maximum Exposure to Loss [2]	Total Assets	Total Liabilities [1]	Maximum Exposure to Loss [2]
Investment funds [3]	$—	$—	$—	$52	$11	$42
Limited partnerships and other alternative investments [4]	—	—	—	2	1	1
Total	$—	$—	$—	$54	$12	$43

[1]	Included in other liabilities on the Company’s Consolidated Balance Sheets.

[2]
The maximum exposure to loss represents the maximum loss amount that the Company could recognize as a reduction in net investment income or as a realized capital loss and is the cost basis of the Company’s investment.

[3]	Total assets included in fixed maturities, FVO, short-term investments, and equity, AFS on the Company's Consolidated Balance Sheets.

[4]	Total assets included in limited partnerships and other alternative investments on the Company's Consolidated Balance Sheets.
Non-Consolidated VIEs
The Company, through normal investment activities, makes passive investments in limited partnerships and other alternative investments. Upon the adoption of the new consolidation guidance discussed above, these investments are now considered VIEs. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments. The Company’s maximum exposure to loss as of December 31, 2016 and December 31, 2015 is limited to the total carrying value of $859 and $729, respectively, which are included in limited partnerships and other alternative investments in the Company's Consolidated Balance Sheets. As of December 31, 2016 and December 31, 2015, the Company has outstanding commitments totaling $497 and $299, respectively, whereby the Company is committed to fund these investments and may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.
In addition, the Company also makes passive investments in structured securities issued by VIEs for which the Company is not the manager and, therefore does not consolidate. These investments are included in ABS, CDOs, CMBS and RMBS in the Available-for-Sale Securities table and fixed maturities, FVO, in the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits and the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Securities Lending, Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn income on securities loaned (securities lending) or on securities sold and repurchased (repurchase agreements). Under a securities lending program, the Company lends certain fixed maturities within the corporate, foreign government/government agencies, and municipal sectors as well as equity securities to qualifying third-party borrowers in return for collateral in the form of cash or securities. For domestic and non-domestic loaned securities, respectively, borrowers provide collateral of 102% and 105% of the fair value of the securities lent at the time of the loan. Borrowers will return the securities to the Company for cash or securities collateral at maturity dates generally of 90 days or less. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, except in the event of default by the counterparty, and is not reflected on the Company’s consolidated balance sheets. Additional collateral is obtained if the fair value of the collateral falls below 100% of the fair value of the loaned securities. The agreements provide the counterparty the right to sell or re-pledge the securities loaned. If cash, rather than securities, is received as collateral, the cash is typically invested in short-term investments or fixed maturities and is reported as an asset on the consolidated balance sheets. Income associated with securities lending transactions is reported as a component of net investment income on the Company’s consolidated statements of operations. As of December 31, 2016, the fair value of securities on loan and the associated liability for cash collateral received was $435 and $420,

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

respectively. The Company also received securities collateral of $26 which was not included in the Company's Consolidated Balance Sheets. As of December 31, 2015, the fair value of securities on loan and the associated liability for cash collateral received was $15 and $15, respectively.
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental spread income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. A dollar roll is a type of repurchase agreement where a mortgage backed security is sold with an agreement to repurchase substantially the same security at a specified date in the future. These transactions generally have a contractual maturity of ninety days or less.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's consolidated balance sheets. Repurchase agreements include master netting provisions that provide both counterparties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, fixed maturities do not meet the specific conditions for net presentation under U.S. GAAP. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's Consolidated Balance Sheets.
As of December 31, 2016, the Company reported in fixed maturities, AFS on the Consolidated Balance Sheets financial collateral pledged relating to repurchase agreements of $112 in fixed maturities, AFS and $9 in cash. The Company reported a corresponding obligation to repurchase the pledged securities of $118 in other liabilities on the Consolidated Balance Sheets. As of December 31, 2015, the Company reported in financial collateral pledged relating to repurchase agreements of $249. The Company reported a corresponding obligation to repurchase the pledged securities of $249 in other liabilities on the Consolidated Balance Sheets. The Company had no outstanding dollar roll transactions as of December 31, 2016 or December 31, 2015.
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2016 and 2015 the fair value of securities on deposit was approximately $21 and $14, respectively.
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivative Instruments.
Equity Method Investments
The majority of the Company's investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company’s maximum exposure to loss as of December 31, 2016 is limited to the total carrying value of $930. In addition, the Company has outstanding commitments totaling approximately $497, to fund limited partnership and other alternative investments as of December 31, 2016. The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2016, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $100.6 billion and $82.2 billion as of December 31, 2016 and 2015, respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $17.6 billion and $14.0 billion as of December 31, 2016 and 2015, respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $0.9 billion, $0.8 billion and $3.5 billion for the periods ended December 31, 2016, 2015 and 2014, respectively. Aggregate net income of the limited partnerships in which the Company invested totaled $7.4 billion, $5.2 billion, and $8.7 billion for the periods ended December 31, 2016, 2015 and 2014, respectively. As of, and for the period ended, December 31, 2016, the aggregated summarized financial data reflects the latest available financial information.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives

Derivative Instruments
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, commodity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as free-standing derivatives, such as certain reinsurance contracts, or as embedded derivative instruments, such as certain GMWB riders included with certain variable annuity products.
Strategies that Qualify for Hedge Accounting
Some of the Company's derivatives satisfy hedge accounting requirements as outlined in Note 1 of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. The Company also enters into forward starting swap agreements to hedge the interest rate exposure related to the future purchase of fixed-rate securities, primarily to hedge interest rate risk inherent in the assumptions used to price certain product liabilities.
Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Fair Value Hedges
Interest rate swaps are used to hedge the changes in fair value of fixed maturity securities due to fluctuations in interest rates. These swaps are typically used to manage interest rate duration.
Non-qualifying Strategies
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.
The non-qualifying strategies include:
Interest Rate Swaps, Swaptions, and Futures
The Company uses interest rate swaps, swaptions, and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2016 and 2015, the notional amount of interest rate swaps in offsetting relationships was $2.7 billion and $4.6 billion, respectively.
Foreign Currency Swaps and Forwards
Foreign currency forwards are used to hedge non-U.S. dollar denominated cash and equity securities. The Company also enters into foreign currency swaps and forwards to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars.
Fixed Payout Annuity Hedge
The Company has obligations for certain yen denominated fixed payout annuities under an assumed reinsurance contract. The Company invests in U.S. dollar denominated assets to support the assumed reinsurance liability. The Company has in place pay U.S. dollar, receive yen swap contracts to hedge the currency and yen interest rate exposure between the U.S. dollar denominated assets and the yen denominated fixed liability reinsurance payments.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty should the referenced security issuers experience a credit

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

event, as defined in the contract. The Company is also exposed to credit risk related to certain structured fixed maturity securities that have embedded credit derivatives, which reference a standard index of corporate securities. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Equity Index Swaps and Options
The Company enters into equity index options to hedge the impact of a decline in the equity markets on the investment portfolio. During 2015, the Company entered into a total return swap to hedge equity risk of specific common stock investments which were accounted for using fair value option in order to align the accounting treatment within net realized capital gains (losses). The swap matured in January 2016 and the specific common stock investments were sold at that time. In addition, the Company formerly offered certain equity indexed products that remain in force, a portion of which contain embedded derivatives that require changes in value to be bifurcated from the host contract. The Company uses equity index swaps to economically hedge the equity volatility risk associated with the equity indexed products.
Commodity Contracts
The Company has used put option contracts on oil futures to partially offset potential losses related to certain fixed maturity securities that could be impacted by changes in oil prices. These options were terminated at the end of 2015.
GMWB Derivatives, net
The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer a portion of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as free-standing derivatives with a notional amount equal to the GRB reinsured.
The Company utilizes derivatives (“GMWB hedging instruments”) as part of a dynamic hedging program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders. The GMWB hedging instruments hedge changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rate swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index. The Company retains the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. The following table presents notional and fair value for GMWB hedging instruments.

	Notional Amount		Fair Value
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Customized swaps	$5,191	$5,877	$100	$131
Equity swaps, options, and futures	1,362	1,362	(27)	2
Interest rate swaps and futures	3,703	3,740	21	25
Total	$10,256	$10,979	$94	$158
Macro Hedge Program
The Company utilizes equity swaps, options, futures, and forwards to provide partial protection against the statutory tail scenario risk arising from GMWB and the GMDB liabilities on the Company's statutory surplus. These derivatives cover some of the residual risks not otherwise covered by the dynamic hedging program.
Modified Coinsurance Reinsurance Contracts
As of December 31, 2016 and 2015, the Company had approximately $875 and $895, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in a trust established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the invested assets which are carried at fair value and support the reinsured reserves.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivative Balance Sheet Classification
For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The Company has also elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals and related cash collateral receivables and payables of OTC-cleared derivative instruments based on clearing house agreements. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements of Notes to the Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

	Net Derivatives				Asset Derivatives		Liability Derivatives
	Notional Amount		Fair Value		Fair Value		Fair Value
Hedge Designation/ Derivative Type	Dec 31, 2016	Dec 31, 2015	Dec 31, 2016	Dec 31, 2015	Dec 31, 2016	Dec 31, 2015	Dec 31, 2016	Dec 31, 2015
Cash flow hedges
Interest rate swaps	$1,794	$1,766	$7	$38	$9	$38	$(2)	$—
Foreign currency swaps	164	143	(16)	(19)	10	7	(26)	(26)
Total cash flow hedges	1,958	1,909	(9)	19	19	45	(28)	(26)
Fair value hedges
Interest rate swaps	—	23	—	—	—	—	—	—
Total fair value hedges	—	23	—	—	—	—	—	—
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	2,774	4,710	(411)	(415)	249	285	(660)	(700)
Foreign exchange contracts
Foreign currency swaps and forwards	382	386	36	4	36	4	—	—
Fixed payout annuity hedge	804	1,063	(263)	(357)	—	—	(263)	(357)
Credit contracts
Credit derivatives that purchase credit protection	131	249	(3)	10	—	12	(3)	(2)
Credit derivatives that assume credit risk [1]	458	1,435	4	(10)	5	5	(1)	(15)
Credit derivatives in offsetting positions	1,006	1,435	(1)	(1)	16	17	(17)	(18)
Equity contracts
Equity index swaps and options	100	404	—	15	33	41	(33)	(26)
Variable annuity hedge program
GMWB product derivatives [2]	13,114	15,099	(241)	(262)	—	—	(241)	(262)
GMWB reinsurance contracts	2,709	3,106	73	83	73	83	—	—
GMWB hedging instruments	10,256	10,979	94	158	190	264	(96)	(106)
Macro hedge program	6,532	4,548	178	147	201	179	(23)	(32)
Other
Modified coinsurance reinsurance contracts	875	895	68	79	68	79	—	—
Total non-qualifying strategies	39,141	44,309	(466)	(549)	871	969	(1,337)	(1,518)
Total cash flow hedges, fair value hedges, and non-qualifying strategies	$41,099	$46,241	$(475)	$(530)	$890	$1,014	$(1,365)	$(1,544)
Balance Sheet Location
Fixed maturities, available-for-sale	$121	$184	$—	$(1)	$—	$—	$—	$(1)
Other investments	12,732	11,837	235	250	325	360	(90)	(110)
Other liabilities	11,498	15,071	(577)	(653)	424	492	(1,001)	(1,145)
Reinsurance recoverables	3,584	4,000	141	162	141	162	—	—
Other policyholder funds and benefits payable	13,164	15,149	(274)	(288)	—	—	(274)	(288)
Total derivatives	$41,099	$46,241	$(475)	$(530)	$890	$1,014	$(1,365)	$(1,544)

[1]	The derivative instruments related to this strategy are held for other investment purposes.

[2]	These derivatives are embedded within liabilities and are not held for risk management purposes.
Offsetting of Derivative Assets/Liabilities
The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset in the Company's Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

	(i)	(ii)	(iii) = (i) - (ii)			(v) = (iii) - (iv)
			Net Amounts Presented in the Statement of Financial Position		Collateral Disallowed for Offset in the Statement of Financial Position
	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset in the Statement of Financial Position	Derivative Assets [1] (Liabilities) [2]	Accrued Interest and Cash Collateral (Received) [3] Pledged [2]	Financial Collateral (Received) Pledged [4]	Net Amount
As of December 31, 2016
Other investments	$749	$588	$235	$(74)	$101	$60
Other liabilities	(1,091)	(396)	(577)	(118)	(655)	(40)
As of December 31, 2015
Other investments	$852	$692	$250	$(90)	$99	$61
Other liabilities	(1,255)	(499)	(653)	(103)	(753)	(3)

[1]	Included in other investments in the Company's Consolidated Balance Sheets.

[2]	Included in other liabilities in the Company's Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.

[3]	Included in other investments in the Company's Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.

[4]	Excludes collateral associated with exchange-traded derivative instruments.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing hedge ineffectiveness are recognized in current period earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
The following table presents the components of the gain or loss on derivatives that qualify as cash flow hedges:

Derivatives in Cash Flow Hedging Relationships
	Gain (Loss) Recognized in OCI on Derivative (Effective Portion)			Net Realized Capital Gains (Losses) Recognized in Income on Derivative (Ineffective Portion)
	2016	2015	2014	2016	2015	2014
Interest rate swaps	$(16)	$3	$34	$—	$—	$2
Foreign currency swaps	2	—	(10)	—	—	—
Total	$(14)	$3	$24	$—	$—	$2

Derivatives in Cash Flow Hedging Relationships
		Gain (Loss) Reclassified from AOCI into Income (Effective Portion)
		2016	2015	2014
Interest rate swaps	Net realized capital gains (losses)	$1	$(1)	$(1)
Interest rate swaps	Net investment income (loss)	25	33	50
Foreign currency swaps	Net realized capital gains (losses)	(2)	(9)	(13)
Total		$24	$23	$36
As of December 31, 2016, the before-tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months are $13. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows. The maximum term over which the Company is hedging its exposure to the variability of future cash flows for forecasted transactions, excluding interest payments on existing variable-rate financial instruments, is approximately less than one year.
During the years ended December 31, 2016, 2015, and 2014, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Fair Value Hedges
For derivative instruments that are designated and qualify as fair value hedges, the gain or loss on the derivatives as well as the offsetting loss or gain on the hedged items attributable to the hedged risk are recognized in current earnings. The Company includes the gain or loss on the derivative in the same line item as the offsetting loss or gain on the hedged item. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
For the years ended December 31, 2016, 2015, and 2014, the Company recognized in income immaterial gains and (losses) for the ineffective portion of fair value hedges related to the derivative instrument and the hedged item.
Non-qualifying Strategies
For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses). The following table presents the gain or loss recognized in income on non-qualifying strategies:

Non-qualifying Strategies Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	December 31,
	2016	2015	2014
Variable annuity hedge program
GMWB product derivatives	$88	$(59)	$(2)
GMWB reinsurance contracts	(14)	17	4
GMWB hedging instruments	(112)	(45)	3
Macro hedge program	(163)	(46)	(11)
International program hedging instruments	—	—	(126)
Total variable annuity hedge program	(201)	(133)	(132)
Foreign exchange contracts
Foreign currency swaps and forwards	32	5	4
Fixed payout annuity hedge	25	(21)	(148)
Japanese fixed annuity hedging instruments	—	—	22
Total foreign exchange contracts	57	(16)	(122)
Other non-qualifying derivatives
Interest rate contracts
Interest rate swaps, swaptions, and futures	(18)	(7)	(6)
Credit contracts
Credit derivatives that purchase credit protection	(9)	3	(6)
Credit derivatives that assume credit risk	15	(4)	10
Equity contracts
Equity index swaps and options	30	19	7
Commodity contracts
Commodity options	—	(5)	—
Other
GMAB and GMWB reinsurance contracts	—	—	579
Modified coinsurance reinsurance contracts	(12)	46	395
Derivative instruments formerly associated with HLIKK [1]	—	—	(2)
Total other non-qualifying derivatives	(12)	46	972
Total [2]	$(138)	$(97)	$723
[1] These amounts relate to the termination of the hedging program associated with the Japan variable annuity product due to the sale of HLIKK.
[2] Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements.
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that would be permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.
As of December 31, 2016

				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount [3]	Offsetting Fair Value [3]
Single name credit default swaps
Investment grade risk exposure	$88	$—	3 years	Corporate Credit/ Foreign Gov.	A	$45	$—
Below investment grade risk exposure	43	—	1 year	Corporate Credit	B-	43	—
Basket credit default swaps [4]
Investment grade risk exposure	493	5	3 years	Corporate Credit	BBB+	225	(1)
Below investment grade risk exposure	22	2	4 years	Corporate Credit	B	22	(2)
Investment grade risk exposure	158	(2)	2 years	CMBS Credit	AA+	111	1
Below investment grade risk exposure	57	(13)	1 year	CMBS Credit	CCC	57	13
Embedded credit derivatives
Investment grade risk exposure	100	100	Less than 1 year	Corporate Credit	A+	—	—
Total [5]	$961	$92				$503	$11
As of December 31, 2015

				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount [3]	Offsetting Fair Value [3]
Single name credit default swaps
Investment grade risk exposure	$118	$—	1 year	Corporate Credit/ Foreign Gov.	BBB+	$115	$(1)
Below investment grade risk exposure	43	(2)	2 years	Corporate Credit	CCC+	43	1
Basket credit default swaps [4]
Investment grade risk exposure	1,265	7	4 years	Corporate Credit	BBB+	345	(2)
Investment grade risk exposure	503	(14)	6 years	CMBS Credit	AAA-	141	1
Below investment grade risk exposure	74	(13)	1 year	CMBS Credit	CCC	74	13
Embedded credit derivatives
Investment grade risk exposure	150	148	1 year	Corporate Credit	A+	—	—
Total [5]	$2,153	$126				$718	$12

[1]
The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, Fitch and Morningstar. If no rating is available from a rating agency, then an internally developed rating is used.

[2]
Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements, clearing house rules and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

[3]
The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid related to, the original swap.

[4]
Includes $1.8 billion as of December 31, 2016 and 2015, of notional amount on swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

[5]
Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2016 and 2015, the Company pledged cash collateral associated with derivative instruments with a fair value of $134 and $173, respectively, for which the collateral receivable has been primarily included within other investments on the Company's Consolidated Balance Sheets. As of December 31, 2016 and 2015, the Company also pledged securities collateral associated with derivative instruments with a fair value of $830 and $873, respectively, which have been included in fixed maturities on the Consolidated Balance Sheets. The counterparties have the right to sell or re-pledge these securities.
As of December 31, 2016 and 2015, the Company accepted cash collateral associated with derivative instruments of $333 and $341, respectively, which was invested and recorded in the Consolidated Balance Sheets in fixed maturities and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company's election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2016 and 2015 with a fair value of $107 and $100, respectively, of which the Company has the ability to sell or repledge $81 and $100, respectively. As of December 31, 2016 and 2015, the Company had no repledged securities and did not sell any securities. In addition, as of December 31, 2016 and 2015, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company's procedures include careful initial selection of its reinsurers, structuring agreements to provide collateral funds where necessary, and regularly monitoring the financial condition and ratings of its reinsurers.
Reinsurance Recoverables
Reinsurance recoverables include balances due from reinsurance companies and are presented net of an allowance for uncollectible reinsurance. Reinsurance recoverables include an estimate of the amount of gross losses and loss adjustment expense reserves that may be ceded under the terms of the reinsurance agreements, including incurred but not reported unpaid losses. The Company’s estimate of losses and loss adjustment expense reserves ceded to reinsurers is based on assumptions that are consistent with those used in establishing the gross reserves for business ceded to the reinsurance contracts. The Company calculates its ceded reinsurance projection based on the terms of any applicable reinsurance agreements, including an estimate of how incurred but not reported losses will ultimately be ceded under reinsurance agreements. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.
The Company's reinsurance recoverables are summarized as follows:

	As of December 31,
Reinsurance Recoverables	2016	2015
Reserve for future policy benefits and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$19,363	$18,993
Other reinsurers	1,362	1,506
Gross reinsurance recoverables	$20,725	$20,499
As of December 31, 2016, the Company has reinsurance recoverables from MassMutual and Prudential of $8.6 billion and $10.8 billion, respectively. As of December 31, 2015, the Company has reinsurance recoverables from MassMutual and Prudential of $8.6 billion and $10.4 billion, respectively. The Company's obligations to its direct policyholders that have been reinsured to MassMutual and Prudential are secured by invested assets held in trust. Net of invested assets held in trust, as of December 31, 2016, the Company has $1.2 billion of reinsurance recoverables from Prudential representing approximately 15% of the Company's consolidated stockholder's equity. As of December 31, 2016, the Company has no other reinsurance-related concentrations of credit risk greater than 10% of the Company’s Consolidated Stockholder's Equity.
No allowance for uncollectible reinsurance is required as of December 31, 2016 and December 31, 2015. The allowance for uncollectible reinsurance reflects management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ unwillingness or inability to pay. The Company analyzes recent developments in commutation activity between reinsurers and cedants, recent trends in arbitration and litigation outcomes in disputes between reinsurers and cedants and the overall credit quality of the Company’s reinsurers. Based on this analysis, the Company may adjust the allowance for uncollectible reinsurance or charge off reinsurer balances that are determined to be uncollectible. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts, funds held accounts and group-wide offsets.

Due to the inherent uncertainties as to collection and the length of time before reinsurance recoverables become due, it is possible that future adjustments to the Company’s reinsurance recoverables, net of the allowance, could be required, which could have a material adverse effect on the Company’s consolidated results of operations or cash flows in a particular quarter or annual period.
Insurance Revenues
The effect of reinsurance on earned premiums, fee income and other is as follows:

	Year Ended December 31,
	2016	2015	2014
Gross earned premiums, fee income and other	$2,659	$2,877	$3,228
Reinsurance assumed	129	113	74
Reinsurance ceded	(1,616)	(1,801)	(2,060)
Net earned premiums, fee income and other	$1,172	$1,189	$1,242

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $1,131, $1,094, and $845 for the years ended December 31, 2016, 2015, and 2014, respectively. In addition, the Company has reinsured a portion of the risk associated with U.S. variable annuities and the associated GMDB and GMWB riders.
The Company also maintains a reinsurance agreement with HLA, whereby the Company cedes both group life and group accident and health risk. Under this treaty, the Company ceded group life premium of $40, $64, and $85 for the years ended December 31, 2016, 2015, and 2014, respectively. The Company ceded accident and health premiums to HLA of $86, $129, and $365 for the years ended December 31, 2016, 2015, and 2014, respectively.

6. Deferred Policy Acquisition Costs
Changes in the DAC balance are as follows:

	For the years ended December 31,
	2016	2015	2014
Balance, beginning of period	$542	$521	$689
Deferred costs	7	7	14
Amortization — DAC	(40)	(82)	(110)
Amortization — Unlock benefit (charge), pre-tax	(74)	13	(96)
Adjustments to unrealized gains and losses on securities AFS and other	28	83	24
Balance, end of period	$463	$542	$521

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Reserves for Future Policy Benefits and Separate Account Liabilities

Changes in Reserves for future policy benefits are as follows:

	Universal Life-Type Contracts
	GMDB/GMWB [1]	Life Secondary Guarantees	Traditional Annuity and Other Contracts [2]	Total
Liability balance as of January 1, 2016	$863	$2,313	$10,674	$13,850
Less Shadow Reserve	—	—	(211)	(211)
Liability balance as of January 1, 2016, excluding shadow reserve	863	2,313	10,463	13,639
Incurred [3]	37	314	671	1,022
Paid	(114)	—	(785)	(899)
Liability balance as of December 31, 2016, excluding shadow reserve	786	2,627	10,349	13,762
Add Shadow Reserve	—	—	238	238
Liability balance as of December 31, 2016	$786	$2,627	$10,587	$14,000
Reinsurance recoverable asset, as of January 1, 2016	$523	$2,313	$1,823	$4,659
Incurred [3]	—	314	(56)	258
Paid	(91)	—	(70)	(161)
Reinsurance recoverable asset, as of December 31, 2016	$432	$2,627	$1,697	$4,756

	Universal Life-Type Contracts
	GMDB/GMWB [1]	Life Secondary Guarantees	Traditional Annuity and Other Contracts [2]	Total Future Policy Benefits
Liability balance as of January 1, 2015	$812	$2,041	$10,771	$13,624
Less Shadow Reserve	—	—	(265)	(265)
Liability balance as of January 1, 2015, excluding shadow reserve	812	2,041	10,506	13,359
Incurred [3]	163	272	741	1,176
Paid	(112)	—	(784)	(896)
Liability balance as of December 31, 2015, excluding shadow reserve	863	2,313	10,463	13,639
Add Shadow Reserve	—	—	211	211
Liability balance as of December 31, 2015	$863	$2,313	$10,674	$13,850
Reinsurance recoverable asset, as of January 1, 2015	$480	$2,041	$1,795	$4,316
Incurred [3]	132	272	107	511
Paid	(89)	—	(79)	(168)
Reinsurance recoverable asset, as of December 31, 2015	$523	$2,313	$1,823	$4,659

[1]
These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits that make up a shortfall between the account value and the GRB are embedded derivatives held at fair value and are excluded from these balances.

[2]	Represents life-contingent reserves for which the company is subject to insurance and investment risk.

[3]	Includes the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

 The following table provides details concerning GMDB/GMWB exposure as of December 31, 2016:

Account Value by GMDB/GMWB Type
Maximum anniversary value (“MAV”) [1]	Account Value (“AV”) [8]	Net amount at Risk (“NAR”) [9]	Retained Net Amount at Risk (“RNAR”) [9]	Weighted Average Attained Age of Annuitant
MAV only	$13,565	$2,285	$350	71
With 5% rollup [2]	1,156	187	60	71
With Earnings Protection Benefit Rider (“EPB”) [3]	3,436	464	75	70
With 5% rollup & EPB	467	102	22	73
Total MAV	18,624	3,038	507
Asset Protection Benefit ("APB") [4]	10,438	172	114	69
Lifetime Income Benefit ("LIB") – Death Benefit [5]	464	6	6	70
Reset [6] (5-7 years)	2,406	13	12	70
Return of Premium ("ROP") [7] /Other	8,766	69	65	69
Subtotal Variable Annuity with GMDB/GMWB [10]	$40,698	$3,298	$704	70
Less: General Account Value with GMDB/GMWB	3,773
Subtotal Separate Account Liabilities with GMDB	36,925
Separate Account Liabilities without GMDB	78,740
Total Separate Account Liabilities	$115,665

[1]	MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).

[2]
Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.

[3]
EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.

[4]	APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB GMDB is the greatest of current AV; net premiums paid; or for certain contracts, a benefit amount generally based on market performance that ratchets over time.

[6]	Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).

[7]	ROP GMDB is the greater of current AV and net premiums paid.

[8]	AV includes the contract holder’s investment in the separate account and the general account.

[9]
NAR is defined as the guaranteed benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.

[10]
Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $6.4 billion of total account value and weighted average attained age of 72 years. There is no NAR or retained NAR related to these contracts.

The account balances of contracts with guarantees were invested in variable separate accounts as follows:

Asset type	December 31, 2016	December 31, 2015
Equity securities (including mutual funds)	$33,880	$36,970
Cash and cash equivalents	3,045	3,453
Total	$36,925	$40,423
As of December 31, 2016 and December 31, 2015, approximately 16% and 17% of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 84% and 83% were funds invested in equity securities.
For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Debt

Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The CTDOI will permit the Company to pledge up to $1.1 billion in qualifying assets to secure FHLBB advances for 2017. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2016, the Company had no advances outstanding under the FHLBB facility.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Income Taxes

The provision (benefit) for income taxes consists of the following:

	For the years ended December 31,
	2016	2015	2014
Income Tax Expense (Benefit)
Current - U.S. Federal	$2	$36	$(339)
Deferred - U.S. Federal	72	(6)	523
Total income tax expense	$74	$30	$184
Deferred tax assets and liabilities on the consolidated balance sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets (liabilities) include the following:

	As of December 31,
Deferred Tax Assets	2016	2015
Tax basis deferred policy acquisition costs	$101	$119
Unearned premium reserve and other underwriting related reserves	6	4
Financial statement deferred policy acquisition costs and reserves	32	—
Investment-related items	135	524
Insurance product derivatives	79	90
Net operating loss carryover	1,155	1,166
Alternative minimum tax credit	232	232
Foreign tax credit carryover	40	122
Other	191	16
Total Deferred Tax Assets	1,971	2,273
Net Deferred Tax Assets	1,971	2,273
Deferred Tax Liabilities
Financial statement deferred policy acquisition costs and reserves	—	(220)
Net unrealized gain on investments	(480)	(432)
Employee benefits	(54)	(40)
Total Deferred Tax Liabilities	(534)	(692)
Net Deferred Tax Assets	$1,437	$1,581
The Company has a current income tax receivable of $64 and $276 as of December 31, 2016 and 2015, respectively.
Under a separate entity approach, no current tax benefits would have been required to be recorded to equity in 2016, 2015, or 2014.
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, altering the level of tax exempt securities held, making investments which have specific tax characteristics, and business considerations such as asset-liability matching.
Net deferred income taxes include the future tax benefits associated with the net operating loss carryover, alternative minimum tax credit carryover and foreign tax credit carryover as follows:
Net Operating Loss Carryover
As of December 31, 2016 and 2015, the net deferred tax asset included the expected tax benefit attributable to net operating losses of $3,301 and $3,333, respectively. If unutilized, $3,299 of the losses expire from 2023-2029. Utilization of these loss carryovers is dependent upon the generation of sufficient future taxable income.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Income Taxes (continued)

Most of the net operating loss carryover originated from the Company's U.S. annuity business, including from the hedging program. Given the continued runoff of the U.S. fixed and variable annuity business, the exposure to taxable losses is significantly lessened. Accordingly, given the expected future ultimate parent's consolidated group earnings, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.
Alternative Minimum Tax Credit and Foreign Tax Credit Carryover
As of December 31, 2016 and 2015, the net deferred tax asset included the expected tax benefit attributable to alternative minimum tax credit carryover of $232 and $232 and foreign tax credit carryover of $40 and $122 respectively. The alternative minimum tax credits have no expiration date and the foreign tax credit carryover expire from 2020 to 2024. These credits are available to offset regular federal income taxes from future taxable income and although the Company believes there will be sufficient future regular federal taxable income, there can be no certainty that future events will not affect the ability to utilize the credits. Additionally, the use of the foreign tax credits generally depends on the generation of sufficient taxable income to first utilize all of the U.S. net operating loss carryover. However, the Company has identified and purchased certain investments which allow for utilization of the foreign tax credits without first using the net operating loss carryover. Consequently, the Company believes it is more likely than not the foreign tax credit carryover will be fully realized. Accordingly, no valuation allowance has been provided on either the alternative minimum tax carryover or foreign tax credit carryover.
The Company or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. The federal audit of the years 2012 and 2013 began in March 2015 and is expected to be completed in 2017. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.
The Company’s unrecognized tax benefits are settled with the parent consistent with the terms of a tax sharing agreement. The Company’s effective tax rate for the year ended December 31, 2015 reflects a $36 net reduction in the provision for income taxes from intercompany tax settlements.
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

	For the years ended December 31,
	2016	2015	2014
Tax provision at the U.S. federal statutory rate	$125	$186	$301
Dividends received deduction ("DRD")	(76)	(152)	(109)
Foreign related investments	(7)	(3)	(8)
IRS audit adjustments	31	—	—
Other	1	(1)	—
Provision for income taxes	$74	$30	$184
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains at the mutual fund level and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Commitments and Contingencies

Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life, disability and accidental death and dismemberment insurance policies and with respect to annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.

The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.

Lease Commitments
The rent paid to Hartford Fire Insurance Company ("Hartford Fire") for operating leases was $2, $9 and $7 for the years ended December 31, 2016, 2015 and 2014, respectively. Future minimum lease commitments as of December 31, 2016 are immaterial.
Unfunded Commitments
As of December 31, 2016, the Company has outstanding commitments totaling $645, of which $497 is committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $106 of the outstanding commitments relate to various funding obligations associated with private placement securities. The remaining outstanding commitments of $42 relate to mortgage loans the Company is expecting to fund in the first half of 2017.
Guaranty Fund and Other Insurance-related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2016 and 2015 the liability balance was $8 and $15, respectively. As of December 31, 2016 and 2015 was $15 and $27, respectively, related to premium tax offsets was included in other assets.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Commitments and Contingencies (continued)

Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2016, was $794. Of this $794 the legal entities have posted collateral of $939 in the normal course of business. In addition, the Company has posted collateral of $31 associated with a customized GMWB derivative. Based on derivative market values as of December 31, 2016, a downgrade of one or two levels below the current financial strength ratings by either Moody’s or S&P would not require additional assets to be posted as collateral. These collateral amounts could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that we post, when required, is primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Transactions with Affiliates

Parent Company Transactions
Transactions of the Company with Hartford Fire Insurance Company ("Hartford Fire"), Hartford Holdings Inc. ("HHI") and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions, and employee costs. In addition, the Company has issued structured settlement contracts to fund claims settlements of property casualty insurance companies and self -insured entities. In many cases, the structured settlement contracts are to fund claim settlements of the Company's affiliated property and casualty companies whereby these property and casualty companies transferred funds to another affiliate of the Company to purchase the contracts. As of December 31, 2016 and 2015, the Company had $53 and $53, respectively, of reserves for claim annuities purchased by affiliated entities. For the years ended December 31, 2016, 2015 and 2014, the Company recorded earned premiums of $4, $3, and $3 for these intercompany claim annuities. Under some of the structured settlement agreements, the claimants have released The Hartford's property and casualty subsidiaries of their primary claim obligation. Reserves for annuities issued by the Company to fund structured settlement payments where the claimant has not released The Hartford's property and casualty subsidiaries of their primary obligation totaled $711 and $746 as of December 31, 2016 and 2015, respectively.
Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses are initially paid by The Hartford. Expenses are allocated to the Company using specific identification if available, or other applicable methods that would include a blend of revenue, expense and capital.
The Company has issued a guarantee to retirees and vested terminated employees (“Retirees”) of The Hartford Retirement Plan for U.S. Employees (“the Plan”) who retired or terminated prior to January 1, 2004. The Plan is sponsored by The Hartford. The guarantee is an irrevocable commitment to pay all accrued benefits which the Retiree or the Retiree’s designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. The Company believes that the likelihood that payments will be required under this guarantee is remote.
In 1990, Hartford Fire guaranteed the obligations of the Company with respect to life, accident and health insurance and annuity contracts issued after January 1, 1990. The guarantee was issued to provide an increased level of security to potential purchasers of the Company's products. Although the guarantee was terminated in 1997, it still covers policies that were issued from 1990 to 1997. As of December 31, 2016 and 2015, no recoverables have been recorded for this guarantee, as the Company was able to meet these policyholder obligations.
Reinsurance Assumed from Affiliates
The Company and HLAI formerly reinsured certain fixed annuity products and variable annuity product GMDB, GMIB, GMWB and GMAB riders from HLIKK, a former Japanese affiliate that was sold on June 30, 2014 to ORIX Life Insurance Corporation. Concurrent with the sale, HLIKK recaptured certain risks that had been reinsured to the Company and HLAI by terminating or modifying intercompany agreements. As a result, the Company recognized a loss on this recapture of $213 in 2014. Upon closing, HLIKK is responsible for all liabilities of the recaptured business.
HLAI continues to provide reinsurance for yen denominated fixed payout annuities approximating $487 and $619 as of December 31, 2016 and 2015, respectively.
Reinsurance Ceded to Affiliates
Effective August 1, 2016, the Company recaptured a reinsurance agreement with HLA, a wholly owned subsidiary of Hartford Life, Inc. whereby the Company had ceded a single group annuity contract to HLA under a 100% quota share agreement. As a result of this recapture, the Company received a return of premium of $90 and increased reserves by $63 resulting in a recognized pre-tax gain of approximately $27.
The Company also maintains a reinsurance agreement with Hartford Life and Accident Insurance Company ("HLA"), a wholly-owned subsidiary of Hartford Life, Inc., whereby the Company cedes both group life and group accident and health risk. Under this treaty, the Company ceded group life premium of $40, $64, and $85 for the years ended December 31, 2016, 2015, and 2014, respectively. The Company ceded accident and health premiums to HLA of $86, $129, and $365 for the years ended December 31, 2016, 2015, and 2014, respectively.
Effective April 1, 2014, HLAI, terminated its modco and coinsurance with funds withheld reinsurance agreement with WRR, following receipt of approval from the CTDOI and Vermont Department of Financial Regulation. As a result, the Company recognized a gain of $213 in the year ended December 31, 2014 resulting from the termination of derivatives associated with the reinsurance transaction.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Transactions with Affiliates (continued)

The impact of the modco and coinsurance with funds withheld reinsurance agreement with WRR on the Company’s Consolidated Statements of Operations prior to termination in 2014 was as follows:

For the Year Ended December 31,
2014
Earned premiums	$(5)
Net realized losses [1]	(103)
Total revenues	(108)
Benefits, losses and loss adjustment expenses	(1)
Insurance operating costs and other expenses	(4)
Total expenses	(5)
Loss before income taxes	(103)
Income tax benefit	(36)
Net loss	$(67)

[1]	Amounts represent the change in valuation of the derivative associated with this transaction.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Statutory Results

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".
Statutory net income and statutory capital are as follows:

	For the years ended December 31,
	2016	2015	2014
Combined statutory net income	$349	$371	$132
Statutory capital	$4,398	$4,939	$5,564
Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income above represents the total statutory net income of the Company, and its other insurance subsidiaries.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose risk-based capital (“RBC”) requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio". The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 400% of their Company Action Levels as of December 31, 2016 and 2015. The reporting of RBC ratios is not intended for the purpose of ranking any company, or for use in connection with any marketing, advertising of promotional activities.
Dividends and Capital Contributions
Dividends to the Company from its insurance subsidiaries are restricted, as is the ability of the Company to pay dividends to its parent company. Future dividend decisions will be based on, and affected by, a number of factors, including the operating results and financial requirements of the Company on a stand-alone basis and the impact of regulatory restrictions.
The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a Connecticut-domiciled insurer exceeds the insurer’s earned surplus, it requires the prior approval of the CTDOI.
In 2016, HLAI paid dividends of $750 to the Company which were subsequently paid to the Company's parent.
In 2017, the Company is permitted to pay up to a maximum of $1 billion in dividends and the Company 's subsidiaries are permitted to pay up to a maximum of approximately $345 in dividends without prior approval from the applicable insurance commissioner. However, to meet the liquidity needed to pay dividends up to the HFSG Holding Company, the Company may require receiving regulatory approval for extraordinary dividends from HLAI. On January 30, 2017, HLAI paid a dividend of $300 to the Company which was subsequently paid as a dividend to the Company's parent.
The Company anticipates paying an additional $300 dividends to its parent during 2017.
Year Ended December 31, 2015
In 2015 the Company paid dividends of approximately $1.0 billion to its parent, based on the approval of the CTDOI.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Statutory Results (continued)

The Company’s subsidiaries were permitted to pay up to a maximum of approximately $415 in dividends without prior approval from the applicable insurance commissioner. On January 29, 2016, Hartford Life and Annuity paid an extraordinary dividend of $500 to the Company which was subsequently paid as an extraordinary dividend to HLI.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Changes in and Reclassifications From Accumulated Other Comprehensive Income

Changes in AOCI, net of tax, by component consist of the following:
For the year ended December 31, 2016

	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$539	$57	$(3)	$593
OCI before reclassifications	212	(9)	—	203
Amounts reclassified from AOCI	(58)	(16)	—	(74)
OCI, net of tax	154	(25)	—	129
Ending balance	$693	$32	$(3)	$722
For the year ended December 31, 2015

	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$1,154	$70	$(3)	$1,221
OCI before reclassifications	(633)	2	—	(631)
Amounts reclassified from AOCI	18	(15)	—	3
OCI, net of tax	(615)	(13)	—	(628)
Ending balance	$539	$57	$(3)	$593
For the year ended December 31, 2014

	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$495	$79	$—	$574
OCI before reclassifications	660	14	(3)	671
Amounts reclassified from AOCI	(1)	(23)	—	(24)
OCI, net of tax	659	(9)	(3)	647
Ending balance	$1,154	$70	$(3)	$1,221

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Changes In and Reclassifications From Accumulated Other Comprehensive Income (continued)

Reclassifications from AOCI consist of the following:

	Amount Reclassified from AOCI
AOCI	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	Affected Line Item in the Consolidated Statement of Operations
Net Unrealized Gain on Securities
Available-for-sale securities	$89	$(27)	$1	Net realized capital gains (losses)
	89	(27)	1	Total before tax
	31	(9)	—	Income tax expense
	$58	$(18)	$1	Net income
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps	$1	$(1)	$(1)	Net realized capital gains (losses)
Interest rate swaps	25	33	50	Net investment income
Foreign currency swaps	(2)	(9)	(13)	Net realized capital gains (losses)
	24	23	36	Total before tax
	8	8	13	Income tax expense
	$16	$15	$23	Net income
Total amounts reclassified from AOCI	$74	$(3)	$24	Net income
14. Quarterly Results (Unaudited)

	Three months ended
	March 31,		June 30,		September 30,		December 31,
	2016	2015	2016	2015	2016	2015	2016	2015
Total revenues	$487	$668	$622	$702	$702	$630	$571	$499
Total benefits, losses and expenses	478	483	474	461	610	500	464	525
Net income	28	145	118	230	79	118	57	7
Less: Net income (loss) attributable to the noncontrolling interest	—	—	—	—	—	1	—	(1)
Net income attributable to Hartford Life Insurance Company	$28	$145	$118	$230	$79	$117	$57	$8

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)		All financial statements are included in Part A and Part B of the Registration Statement
(b)	(1)	Resolution of the Board of Directors of Hartford Life and Annuity Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)
	(2)	Not applicable.
	(3)	(a) Amended and Restated Principal Underwriter Agreement.(2)
	(3)	(b) Form of Dealer Agreement.(3)
	(4)	Form of Individual Flexible Premium Variable Annuity Contract.(4)
	(4)	(b) Enhanced Death Benefit Rider(5)
	(4)	(c) Premium Protection Death Benefit Rider(5)
	(4)	(d) Asset Protection Death Benefit Rider(5)
	(4)	(e) Principal First(5)
	(4)	(f) Principal First Preferred(5)
	(4)	(g) Unified Benefit Rider(5)
	(4)	(h) Lifetime Income Foundation Rider (Single)(5)
	(4)	(i) Lifetime Income Foundation Rider (Joint Life / Single)(5)
	(4)	(j) Lifetime Income Builder II Rider (Single)(5)
	(4)	(k) Lifetime Income Builder II Rider (Joint Life / Spousal)(5)
	(4)	(l) The Hartford's Lifetime Income Builder Selects Rider (Single)(5)
	(4)	(m) The Hartford's Lifetime Income Builder Selects Rider (Joint Life / Spousal)(5)
	(4)	(n) The Hartford's Lifetime Income Builder Portfolios Rider (Single)(5)
	(4)	(o) The Hartford's Lifetime Income Builder Portfolios Rider (Joint Life / Spousal)(5)
	(4)	(p) Amendatory Rider -- Voluntary Program to Surrender Contract and In Force Riders And Receive Enhanced Surrender Value(6)
	(4)	(q) Amendatory Rider - Annuity Commencement Date Deferral Option (7)
	(5)	Form of Application.(4)
	(6)	(a) Certificates of Incorporation of Hartford.(2)
	(6)	(b) Amended and Restated By-Laws of the Hartford.(8)
	(7)	Form of Reinsurance Agreement.(2)
	(7)	Reinsurance Agreements and Amendments
(a) ACE Tempest Life Reinsurance Ltd. (5)
(b) Swiss Re Life & Health America, Inc. (HL) (5)
(c) Swiss Re Life & Health America, Inc. (HLA) (5)
	(8)	Form of Participation Agreement (9)
	(8)	Fund Participation Agreements and Amendments
(a) AIM Variable Insurance Funds (5)
(b) AllianceBernstein Variable Products Series Fund, Inc. (5)
(c) Fidelity Variable Insurance Products Funds (5)
(d) Hartford HLS Series Fund II, Inc. (5)
Hartford Series Fund, Inc. (5)
(e) Lord Abbett Series Fund, Inc. (5)
(f) Oppenheimer Variable Account Funds (5)
(g) Putnam Variable Trust (5)
(h) The Universal Institutional Funds, Inc. (5)
	(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel.
	(10)	Consents of Deloitte & Touche LLP.
	(11)	No financial statements are omitted
	(12)	Not applicable.
	(99)	Copy of Power of Attorney.

(1)	Incorporated by reference to Post-Effective Amendment No. 2, to the Registration Statement File No. 033-80738, filed on April 26, 1995.

(2)	Incorporated by reference to Post-Effective Amendment No. 3, to the Registration Statement File No. 333-148564, filed on February 9, 2009.

(3)	Incorporated by reference to Post-Effective Amendment No. 2, to the Registration Statement File No. 033-73570, filed on May 1, 1996.

(4)	Incorporated by reference to Pre-Effective Amendment No. 1, to the Registration Statement File No. 333-101923, filed on April 7, 2003.
(5) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement file No. 333-119417 filed on April 25, 2012.

(6)

(7)	Incorporated by reference to Post-Effective Amendment No. 20, to the Registration Statement File No. 333-119417, filed November 15, 2016.
(8)
(9) Incorporated by reference to Post-Effective Amendment No. 6, to the Registration Statement File No. 333-119414, filed April 9, 2007.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
Thomas E. Bartell	Vice President
Ellen T. Below	Vice President
John B. Brady	Actuary, Vice President
Kathleen M. Bromage	Senior Vice President
Michael R. Chesman	Senior Vice President, Director of Taxes
Robert A. Cornell	Actuary, Vice President
Christopher S. Conner	Chief Compliance Officer of Separate Accounts
Michael R. Hazel	Vice President, Controller
Donna R. Jarvis	Actuary, Vice President
Brion S. Johnson	President, Chairman of the Board, Director*
Aidan Kidney	Senior Vice President
Diane Krajewski	Vice President
David R. Kryzanski	Vice President
Lisa S. Levin	Corporate Secretary
Craig D. Morrow	Appointed Actuary, Vice President
Matthew J. Poznar	Senior Vice President, Director*
Robert W. Paiano	Treasurer, Senior Vice President, Director*
Lisa M. Proch	Vice President and Chief Compliance Officer of Talcott Resolution
David G. Robinson	Executive Vice President, General Counsel
Peter F. Sannizzaro	Senior Vice President, Chief Accounting Officer, Chief Financial Officer
Robert R. Siracusa	Vice President

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.

* Denotes Board of Directors.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement File No. 333-176150, filed on April 20, 2017.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of January 31, 2017, there were 1,500 Contract Owners.

ITEM 28. INDEMNIFICATION

Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) HSD acts as principal underwriter for the following investment companies:

Hartford Life Insurance Company - DC Variable Account I
Hartford Life Insurance Company - Separate Account One
Hartford Life Insurance Company - Separate Account Two
Hartford Life Insurance Company - Separate Account Two (DC Variable Account II)
Hartford Life Insurance Company - Separate Account Two (QP Variable Account)
Hartford Life Insurance Company - Separate Account Two (Variable Account "A")
Hartford Life Insurance Company - Separate Account Two (NQ Variable Account)
Hartford Life Insurance Company - Separate Account Ten
Hartford Life Insurance Company - Separate Account Three
Hartford Life Insurance Company - Separate Account Five
Hartford Life Insurance Company - Separate Account Seven
Hartford Life Insurance Company - Separate Account Eleven
Hartford Life Insurance Company - Separate Account Twelve
Hartford Life and Annuity Insurance Company - Separate Account One
Hartford Life and Annuity Insurance Company - Separate Account Ten
Hartford Life and Annuity Insurance Company - Separate Account Three
Hartford Life and Annuity Insurance Company - Separate Account Five
Hartford Life and Annuity Insurance Company - Separate Account Six
Hartford Life and Annuity Insurance Company - Separate Account Seven
Union Security Insurance Company - Variable Account C
Union Security Insurance Company - Variable Account D
Union Security Life Insurance Company - Separate Account A

(b) Directors and Officers of HSD

Name	Positions and Offices with Underwriter
Diana Benken	Chief Financial Officer, Controller/FINOP
Christopher S. Conner	AML Compliance Officer, Chief Compliance Officer, Privacy Officer, Secretary
Christopher J. Dagnault (1)	President, Chief Executive Officer, Director
Aidan Kidney	Chairman of the Board, Senior Vice President, Director
Kathleen E. Jorens	Vice President, Assistant Treasurer
Robert W. Paiano	Senior Vice President, Treasurer
Michael Chesman	Senior Vice President, Director of Taxes
Andrew Diaz-Matos	Vice President
Donald C. Hunt	Vice President
Mark M. Sosha	Vice President
Diane Krajewski	Director

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.

(1) Address: 500 Bielenberg Drive. Woodbury, MN 55125

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Hartford at One Hartford Plaza, Hartford, CT 06155.

ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 32. UNDERTAKINGS

(a)
The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

(b)
The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)
Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on April 20, 2017.

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT THREE (Registrant)

By:	Brion S. Johnson*	*By:	/s/ Lisa Proch
	Brion S. Johnson		Lisa Proch
	President, Chief Executive Officer,		Attorney-in-Fact
Chairman of the Board

HARTFORD LIFE INSURANCE COMPANY
(Depositor)

By:	Brion S. Johnson*
Brion S. Johnson
President, Chief Executive Officer,
Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Brion S. Johnson, President, Chief Executive Officer,
Chairman of the Board, Director*
Matthew J. Poznar, Senior Vice President, Director*	*By:	/s/ Lisa Proch
Robert W. Paiano, Senior Vice President, Treasurer, Director*		Lisa Proch
Peter F. Sannizzaro, Senior Vice President, Chief Accounting Officer,		Attorney-in-Fact
Chief Financial Officer	Date:	April 20, 2017

EXHIBIT INDEX
(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel
(10)	Consents of Deloitte & Touche LLP
(99)	Power of Attorney